As filed with the Securities and Exchange Commission on April 30, 2026

Securities Act Registration No. 333-258648
Investment Company Act Registration No. 811-23724

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 28	☒

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 30	☒

(Check appropriate box or boxes.)

TOTAL FUND SOLUTION

(Exact Name of Registrant as Specified in Charter)

810 Gleneagles Court Suite #106

Baltimore, MD 21286

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (443) 652-4201

Stephen E. Baird

Cromwell Funds

810 Gleneagles Court #106
Baltimore, MD 21286

(Name and Address of Agent for Service)

With copy to:

David J. Baum, Esq.

Vedder Price P.C.

1401 New York Avenue NW, Suite 500

Washington, D.C. 20005

It is proposed that this filing will become effective:

☐	Immediately upon filing pursuant to paragraph (b) of Rule 485
☒	On April 30, 2026 pursuant to paragraph (b) of Rule 485
☐	60 days after filing pursuant to paragraph (a)(1) of Rule 485
☐	On (date) pursuant to paragraph (a)(1) of Rule 485
☐	75 days after filing pursuant to paragraph (a)(2) of Rule 485
☐	On (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

CROMWELL CENTERSQUARE REAL ESTATE FUND

Investor Class (MRESX)

Institutional Class (MRASX)

CROMWELL LONG SHORT FUND

Investor Class (MFADX)

Institutional Class (MFLDX)

CROMWELL TRAN FOCUS FUND

Investor Class (LIMAX)

Institutional Class (LIMIX)

CROMWELL FORESIGHT GLOBAL INFRASTRUCTURE FUND

Investor Class (CFGVX)*

Institutional Class (CFGIX)

CROMWELL GREENSPRING MID CAP FUND

Investor Class (GRNPX)*

Institutional Class (GRSPX)

Prospectus

April 30, 2026

The U.S. Securities and Exchange Commission (the “SEC”) has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

* Investor Class shares of the Cromwell Foresight Global Infrastructure Fund and Cromwell Greenspring Mid Cap Fund are not currently available for sale.

SUMMARY SECTIONS

Cromwell CenterSquare Real Estate Fund

Investment Objective

The Cromwell CenterSquare Real Estate Fund’s (the “CenterSquare Fund” or the “Fund”) investment objective is to achieve a combination of income and long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and examples below.

Shareholder Fees (fees paid directly from your investment)	Investor Class	Institutional Class
	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.60%	0.60%
Distribution and Service (12b-1) Fees	None	None
Shareholder Servicing Fee (if applicable)	0.20%	0.14%
Other Expenses	0.37%	0.37%
Total Annual Fund Operating Expenses	1.17%	1.11%
Less: Fee Waiver and/or Expense Reimbursement	(0.05)%	(0.09)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(1)	1.12%	1.02%

(1)	Pursuant to an operating expense limitation agreement, Cromwell Investment Advisors, LLC, the Fund’s investment adviser (the “Adviser”), has agreed to waive its management fees and/or reimburse Fund expenses to ensure that Total Annual Fund Operating Expenses (exclusive of contingent deferred sales loads, taxes, leverage interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividends or interest expenses on short positions, acquired fund fees and expenses, and extraordinary expenses) do not exceed 1.12% and 1.02% of the Fund’s average daily net assets for Investor Class shares and Institutional Class shares, respectively, through at least April 30, 2027 (“Expense Caps”). The operating expense limitation agreement can be terminated only by, or with the consent of, the Board of Trustees (the “Board”) of Total Fund Solution (the “Trust”). The Adviser may request recoupment of previously waived fees and paid expenses from the Fund for up to 36 months from the date such fees and expenses were waived or paid, subject to the operating expense limitation agreement, if such reimbursement will not cause the Fund’s expense ratio, after recoupment has been taken into account, to exceed the lesser of: (1) the expense limitation in place at the time of the waiver and/or expense payment; or (2) the expense limitation in place at the time of the recoupment.

Example

This example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and that you then redeem or hold all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the

Summary Section	1	Cromwell CenterSquare Real Estate Fund

same (taking into account the Expense Cap only in the first year). Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	One Year	Three Years	Five Years	Ten Years
Investor Class	$114	$367	$639	$1,416
Institutional Class	$104	$344	$603	$1,344

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These transaction costs and potentially higher taxes, which are not reflected in the Total Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the fiscal year ended December 31, 2025, the portfolio turnover rate of the Fund was 31% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in stocks of companies principally engaged in the real estate industry, including Real Estate Investment Trusts (“REITs”).

For purposes of the Fund’s investment policies, CenterSquare Investment Management LLC (“CenterSquare Sub-Adviser” or “Sub-Adviser”) considers a company to be principally engaged in the real estate industry if it (i) derives at least 50% of its revenues or profits from the ownership, construction, management, financing or sale of residential, commercial or industrial real estate, or (ii) has at least 50% of its assets invested in residential, commercial or industrial real estate. The Fund invests primarily in REITs (mainly equity REITs), listed Real Estate Operating Companies (“REOCs”) and equity securities of companies whose principal business is the ownership management and/or development of income producing and for-sale real estate. Investments will primarily be comprised of equity REITs and REOCs but may also include hybrid and mortgage REITs.

The Fund may invest in companies representing a broad range of market capitalizations, which generally may include large-, mid-, and small-capitalization companies. The Fund also may invest up to 10% of the Fund’s assets in initial public offerings (“IPOs”) and up to 10% of the Fund’s assets in exchange-traded funds (“ETFs”). The IPOs and ETFs in which the Fund invests are primarily comprised of REITs or REOCs traded on U.S. exchanges.

The Fund is non-diversified and may hold a greater percentage of its assets in securities of a single issuer or a smaller number of issuers than a diversified fund.

Summary Section	2	Cromwell CenterSquare Real Estate Fund

Principal Risks

In addition to possibly not achieving your investment goals, you could lose money by investing in the Fund. An investment in the Fund is not a deposit of the bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks of investing in the Fund are:

•	Real Estate Industry Risk. Investments in the Fund may be subject to many of the same risks as a direct investment in real estate. The stock prices of companies in the real estate industry, including REITs, are typically sensitive to changes in real estate values, property taxes, interest rates, cash flow of underlying real estate assets, occupancy rates, government regulations affecting zoning, land use, and rents, as well as the management skill and creditworthiness of the issuer. REITs also depend generally on their ability to generate cash flow to make distributions to shareholders or unitholders and are subject to the risk of failing to qualify for favorable tax treatment under the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”).

•	Non-Diversified Fund Risk. The Fund is non-diversified and therefore a greater percentage of holdings may be focused in a small number of issuers or a single issuer, which can place the Fund at greater risk. Notwithstanding the Fund’s status as a “non-diversified” investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), the Fund intends to qualify as a regulated investment company accorded special tax treatment under the Internal Revenue Code, which imposes its own diversification requirements that are less restrictive than the requirements applicable to “diversified” investment companies under the 1940 Act.

•	IPO Risk. The prices of stocks purchased in initial public offerings (“IPOs”) can be very volatile and tend to fluctuate more widely than stocks of companies that have been publicly traded for a longer period of time. The effect of IPOs on the Fund’s performance depends on a variety of factors.

•	Market Changes Risk. The value of the Fund’s investments may change because of broad changes in the markets in which the Fund invests, which could cause the Fund to underperform other funds with similar objectives. From time to time, markets may experience periods of acute stress that may result in increased volatility and increased redemptions. Such conditions may add significantly to the risk of volatility in the net asset value (“NAV”) of the Fund’s shares.

•	Recent Market Events Risk. U.S. and international markets have experienced significant periods of volatility in recent months and years due to a number of economic, political and global macro factors including rising inflation, tariffs, trade disputes, the possibility of a national or global recession, the war between Russia and Ukraine,the conflict between Israel and Hamas, and the war between the U.S. and Iran. Inflation, rapid fluctuations in inflation rates and, tariffs and trade disputes may have negative effects on the economies and securities markets of the United States and other countries. Pandemics and epidemics have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Funds’ investments. The ongoing armed
Summary Section	3	Cromwell CenterSquare Real Estate Fund

conflict between Ukraine and Russia in Europe, Israel and Hamas in the Middle East, and the war between the U.S. and Iran could have severe adverse effects on the regional or global economies and the markets for certain securities.

•	Management Risk. Because the Fund is an actively managed investment portfolio, security selection or focus on securities in a particular style, market sector or group of companies may cause the Fund to incur losses or underperform relative to its benchmarks or other funds with a similar investment objective. There can be no guarantee that the Sub-Adviser’s investment techniques and risk analysis will produce the desired result.

•	Changing Distribution Level Risk. The Fund will normally receive income which may include interest, dividends and/or capital gains, depending upon its investments. The distribution amount paid by the Fund will vary and generally depends on the amount of income the Fund earns (less expenses) on its portfolio holdings, and capital gains or losses it recognizes. A decline in the Fund’s income or net capital gains arising from its investments may reduce its distribution level.

•	Equity Securities Risk. Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in a portfolio manager’s ability to anticipate such changes that can adversely affect the value of the Fund’s holdings.

•	Large-Capitalization Stock Risk. Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in consumer tastes or innovative smaller competitors. Also, large-capitalization companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion.

•	Small- and Mid-Capitalization Stock Risk. Stocks of mid-cap companies may be subject to greater price volatility, significantly lower trading volumes, cyclical, static or moderate growth prospects and greater spreads between their bid and ask prices than stocks of larger companies. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer isolated setbacks.

•	Exchange-Traded Fund Risk. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile than the underlying portfolio of securities. Disruptions in the markets for the securities underlying ETFs purchased or sold by the Fund could result in losses on the Fund’s investment in ETFs. ETFs also have management fees that increase their costs versus the costs of owning the underlying securities directly. The Fund may purchase shares of ETFs at prices that exceed the net asset value of their underlying investments (i.e., premium) and may sell shares of ETFs at prices below such net asset value (i.e., discount), and the Fund will likely incur brokerage costs when it purchases and sells ETFs. Due to the costs of buying or selling shares, including brokerage commissions imposed by brokers and bid-ask spreads, frequent trading of shares may significantly reduce investment results and an investment in shares may not be advisable for investors who anticipate
Summary Section	4	Cromwell CenterSquare Real Estate Fund

regularly making small investments. Additionally, supply and demand for shares of an ETF or market disruptions may cause the market price of the ETF to deviate from the value of the ETF’s investments, which may lead to widening of the bid-ask spread quoted throughout the day and may be exacerbated in less liquid or volatile markets.

•	Mid-Cap Securities Risk. Equity securities of mid-cap companies may be subject to greater price volatility, significantly lower trading volumes, cyclical, static or moderate growth prospects and greater spreads between their bid and ask prices than equity securities of larger companies. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer isolated setbacks.

•	REIT Investment Risk. The Fund’s investments in REITs will, among other things, be subject to many of the same risks as a direct investment in real estate. The stock prices of companies in the real estate industry, including REITs, are typically sensitive to changes in real estate values, property taxes, interest rates, cash flow of underlying real estate assets, occupancy rates, government regulations affecting zoning, land use, and rents, as well as the management skill and creditworthiness of the issuer.

•	Sector Risk. The Fund may invest a significant portion of its assets in particular sectors of the economy and, therefore, the performance of the Fund could be negatively impacted and especially sensitive to developments and events that affect those particular sectors.

Summary Section	5	Cromwell CenterSquare Real Estate Fund

Performance

Effective on March 7, 2022, AMG Managers CenterSquare Real Estate Fund, a series of AMG Funds I (the “Predecessor Fund”), reorganized into the Fund (the “Reorganization”). Performance information shown prior to March 7, 2022, is that of the Predecessor Fund. Accordingly, the returns for Investor Class shares in the bar chart and table prior to March 7, 2022, are the returns of the Predecessor Fund’s Class N shares. Returns of the Investor Class and Institutional Class shares shown in the table prior to March 7, 2022, reflect the returns of Classes N and I, respectively, of the Predecessor Fund. Additionally, the Fund has adopted the Financial Statements of the Predecessor Fund.

Prior to February 27, 2017, outstanding Class S shares of the Predecessor Fund (formerly the Predecessor Fund’s sole share class, which was reclassified and redesignated as Class S on October 1, 2016) were renamed Class N shares. Class Z shares were closed effective February 28, 2023 and converted to Institutional Class shares.

The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Fund’s website at www.thecromwellfunds.com or by calling the Fund at 1-855-625-7333 (toll free).

Calendar Year Total Return

for Investor Class Shares as of December 31

Best Quarter: 18.16% (Quarter ended December 31, 2023)

Worst Quarter: (21.14)% (Quarter ended March 31, 2020)

Summary Section	6	Cromwell CenterSquare Real Estate Fund

Average Annual Total Returns (for the Periods Ended December 31, 2025)	1 Year	5 Year	10 Years	Since Inception of Institutional Class (02/24/2017)
Investor Class
Return Before Taxes	1.53%	4.98%	4.96%	N/A
Return After Taxes on Distributions	0.81%	3.95%	3.49%	N/A
Return After Taxes on Distributions and Sale of Fund Shares	1.07%	3.61%	3.44%	N/A
Institutional Class
Return Before Taxes	1.68%	5.08%	N/A	4.63%
S&P 500® Total Return Index (reflects no deduction for fees, expenses or taxes)	17.88%	14.42%	14.82%	14.65%
FTSE NAREIT All Equity REITs Total Return Index (reflects no deduction for fees, expenses or taxes)	2.27%	4.85%	5.77%	5.06%
Dow Jones U.S. Select Real Estate Securities Total Return (reflects no deduction for fees, expenses or taxes)	3.67%	6.65%	4.81%	4.41%

The S&P 500 Total Return Index, an unmanaged index of U.S. stock market performance, is the Fund’s regulatory index. The Fund’s regulatory index is shown in connection with certain regulatory requirements to provide a broad measure of market performance. The FTSE NAREIT All Equity REITs Total Return Index is a supplemental index that the Adviser believes is more representative of the Fund’s investment universe. The Dow Jones U.S. Select Real Estate Securities Total Return Index is a float-adjusted market capitalization-weighted index designed to measure the performance of publicly traded U.S. REITs and REOCs. The index includes companies that are primarily engaged in the ownership and operation of commercial or residential real estate, excluding mortgage REITs.

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. Furthermore, the after-tax returns shown are not relevant to shareholders who hold their shares through tax-deferred or other tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). After-tax returns are shown for the Investor Class shares only and after-tax returns for the other classes will vary.

Management

The Adviser

Cromwell Investment Advisors, LLC is the Fund’s investment adviser.

The Sub-Adviser

CenterSquare Investment Management LLC is the Fund’s sub-adviser.

Summary Section	7	Cromwell CenterSquare Real Estate Fund

Portfolio Managers

The following portfolio managers are jointly and primarily responsible for the day-to-day management of the Fund:

Dean Frankel, CFA®

Co-Chief Investment Officer, CenterSquare Sub-Adviser;

Portfolio Manager of the Fund and the Predecessor Fund since March 2004.

Eric Rothman, CFA®

Portfolio Manager, CenterSquare Sub-Adviser;

Portfolio Manager of the Fund and the Predecessor Fund since November 2006.

Purchase and Sale of Fund Shares

You may purchase or redeem shares by mail addressed to Cromwell CenterSquare Real Estate Fund, c/o BNY Mellon Investment Servicing (US) Inc., P.O. Box 534498, Pittsburgh, PA 15253-4498, or by telephone at 1-855-625-7333 (toll free), on any day the New York Stock Exchange (“NYSE”) is open for trading, or through a broker-dealer or other financial intermediary (such as a bank) approved by the Fund (an “Authorized Intermediary”). You may also purchase or redeem Fund shares by wire transfer. Purchases and redemptions by telephone are permitted if you have previously established these options for your account. Investors who wish to purchase or redeem Fund shares through an Authorized Intermediary should contact the Authorized Intermediary directly.

Minimum Investment Amounts

	Initial Investment	Subsequent Investments
Investor Class
Regular Accounts	$2,000	$100
Individual Retirement Accounts	$1,000	$100
Institutional Class
Regular Accounts	$100,000	$100
Individual Retirement Accounts	$25,000	$100

Tax Information

The Fund’s distributions may be taxed as ordinary income unless you are investing through a tax-deferred or other tax-advantaged arrangement, such as a 401(k) plan or an IRA. A portion of the Fund’s distributions may also be taxable as long-term capital gain. You may be taxed later upon withdrawal of monies from such tax-deferred or other tax-advantaged arrangements.

Summary Section	8	Cromwell CenterSquare Real Estate Fund

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your financial professional to recommend the Fund over another investment. Ask your financial professional or visit your financial intermediary’s website for more information.

Summary Section	9	Cromwell CenterSquare Real Estate Fund

Cromwell Long Short Fund

Investment Objective

The investment objective of the Cromwell Long Short Fund (the “Long Short Fund” or the “Fund”) is capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and examples below.

Shareholder Fees (fees paid directly from your investment)	Investor Class	Institutional Class
	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.40%	1.40%
Distribution and/or Service (12b-1) Fees	0.25%	None
Other Expenses	0.60%	0.60%
Acquired Fund Fees and Expenses	0.01%	0.01%
Total Annual Fund Operating Expenses	2.26%	2.01%
Less: Fee Waiver and/or Expense Reimbursement	(0.30)%	(0.30)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (1)	1.96%	1.71%

(1)	Pursuant to an operating expense limitation agreement, Cromwell Investment Advisors, LLC, the Fund’s investment adviser (the “Adviser”), has agreed to waive its management fees and/or reimburse Fund expenses to ensure that Total Annual Fund Operating Expenses (exclusive of contingent deferred sales loads, taxes, leverage interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividends or interest expenses on short positions, acquired fund fees and expenses, and extraordinary expenses) do not exceed 1.95% and 1.70% of the Fund’s average daily net assets for Investor Class shares and Institutional Class shares, respectively, through at least April 30, 2027 (“Expense Caps”). The operating expense limitation agreement can be terminated only by, or with the consent of, the Board of Trustees (the “Board”) of Total Fund Solution (the “Trust”). The Adviser may request recoupment of previously waived fees and paid expenses from the Fund for up to 36 months from the date such fees and expenses were waived or paid, subject to the operating expense limitation agreement, if such reimbursement will not cause the Fund’s expense ratio, after recoupment has been taken into account, to exceed the lesser of: (1) the expense limitation in place at the time of the waiver and/or expense payment; or (2) the expense limitation in place at the time of the recoupment.

Example

This example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and that you then redeem or hold all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the Expense Cap only in the first year). Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	One Year	Three Years	Five Years	Ten Years
Investor Class	$199	$678	$1,183	$2,572
Institutional Class	$174	$602	$1,055	$2,314
Summary Section	10	Cromwell Long Short Fund

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These transaction costs and potentially higher taxes, which are not reflected in the Total Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the fiscal year ended December 31, 2025, the portfolio turnover rate of the Fund was 18% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks capital appreciation while trying to achieve lower volatility than the broad equity market.

To achieve the Fund’s investment objective, Mutual of America Capital Management, LLC (“MoA” or “Sub-Adviser”), employs a long/short strategy and allocates the Fund’s assets by primarily investing in large and mid-capitalization equity securities. Under normal market conditions, the Sub-Adviser generally expects to maintain the Fund’s long positions in a range between 80% to 100% of net assets, not exceeding 120% of the Fund’s net assets, and its short positions at approximately 20% of net assets, which may range between 10% to 30%, consistent with the Sub-Adviser’s expectations of investment opportunities within the equity market.

The Sub-Adviser primarily utilizes fundamental and quantitative research to construct the Fund’s portfolio. Generally, long positions are held in companies that the Sub-Adviser believes to be undervalued or have superior growth potential relative to its peers, while short positions are held in companies where the opposite is true, or to capture a specific risk identified in the market.

The Fund’s equity securities investments may include common stocks of United States companies of any size, but the Sub-Adviser expects to invest in long and short positions primarily in the large and mid-capitalization segments of the equity market.

The Fund will engage in short sales of securities for hedging purposes and to profit from an anticipated decline in the price of the securities sold short.

The asset allocation strategies utilized by the Sub-Adviser will apply a quantitative screen to prioritize investment opportunities for further fundamental analysis. This quantitative and research-driven process will be applied to both the long and short investment positions of the Fund. The Sub-Adviser may select growth stocks or value stocks as it deems appropriate.

The Sub-Adviser may sell a security once it believes it has achieved its expected return or if it believes there are superior investment opportunities available. The Sub-Adviser may also sell securities if its thesis about the security changes or it needs to make portfolio adjustments to stay within portfolio construction guidelines. The Sub-Adviser may cover the short sale of a security once it has achieved its expected return or it believes there are superior investment opportunities available. The Portfolio Managers have a

Summary Section	11	Cromwell Long Short Fund

collaborative approach to ensure the construction of a diversified portfolio, while prioritizing the potential for higher returns and minimizing unwanted risks.

Principal Risks

In addition to possibly not achieving your investment goals, you could lose money by investing in the Fund. An investment in the Fund is not a deposit of the bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks of investing in the Fund are:

•	Market Changes Risk. The value of the Fund’s investments may change because of broad changes in the markets in which the Fund invests, which could cause the Fund to underperform other funds with similar objectives. From time to time, markets may experience periods of acute stress that may result in increased volatility and increased redemptions. Such conditions may add significantly to the risk of volatility in the net asset value (“NAV”) of the Fund’s shares.

•	Recent Market Events Risk. U.S. and international markets have experienced significant periods of volatility in recent months and years due to a number of economic, political and global macro factors including rising inflation, tariffs, trade disputes, the possibility of a national or global recession, the war between Russia and Ukraine,the conflict between Israel and Hamas, and the war between the U.S. and Iran. Inflation, rapid fluctuations in inflation rates and, tariffs and trade disputes may have negative effects on the economies and securities markets of the United States and other countries. Pandemics and epidemics have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Funds’ investments. The ongoing armed conflict between Ukraine and Russia in Europe, Israel and Hamas in the Middle East, and the war between the U.S. and Iran could have severe adverse effects on the regional or global economies and the markets for certain securities.

•	Management Risk. Because the Fund is an actively managed investment portfolio, security selection or focus on securities in a particular style, market sector or group of companies may cause the Fund to incur losses or underperform relative to its benchmarks or other funds with a similar investment objective. There can be no guarantee that the Sub-Adviser’s investment techniques and risk analysis will produce the desired result.

•	Equity Securities Risk. Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in a portfolio manager’s ability to anticipate such changes that can adversely affect the value of the Fund’s holdings.

•	Short Selling Risk. If a security sold short increases in price, the Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss. Because losses on short sales arise from increases in the value of the security sold short, such losses are theoretically unlimited. The Fund also may be required to pay a premium and other transaction costs, which would increase the cost of
Summary Section	12	Cromwell Long Short Fund

the security sold short. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses the Fund may be required to pay in connection with the short sale.

By investing the proceeds received from selling securities short, the Fund could be deemed to be employing a form of leverage, which creates special risks. The use of leverage may increase the Fund’s exposure to long positions and make any change in the Fund’s NAV greater than it would be without the use of leverage. This could result in increased volatility of returns.

•	Small- and Mid-Capitalization Stock Risk. Stocks of mid-cap companies may be subject to greater price volatility, significantly lower trading volumes, cyclical, static or moderate growth prospects and greater spreads between their bid and ask prices than stocks of larger companies. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer isolated setbacks.

•	Large-Capitalization Stock Risk. Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in consumer tastes or innovative smaller competitors. Also, large-capitalization companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion.

•	Other Investment Companies Risk. Investing in other investment companies subjects the Fund to those risks affecting the investment companies themselves, including the possibility that the value of the underlying securities held by an investment company could decrease or an investment company’s portfolio becomes illiquid. Additionally, an investment company may not achieve its investment objective or execute its investment strategy effectively, which may adversely affect the Fund’s performance. To the extent that the Fund invests in other investment companies, investors in the Fund will bear both their proportionate share of expenses in the Fund and, indirectly, the expenses of the investment companies in which the Fund invests.

•	Tax Risk. The Fund’s investments and investment strategies may be subject to special and complex federal income tax provisions, the effect of which may be, among other things: (1) to disallow, suspend, defer or otherwise limit the allowance of certain losses or deductions; (2) to accelerate income to the Fund; (3) to convert long-term capital gain, which is currently subject to lower tax rates, into short-term capital gain or ordinary income, which are currently subject to higher tax rates; (4) to convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited); (5) to treat dividends that would otherwise constitute qualified dividend income as non-qualified dividend income; and (6) to produce income that will not qualify as good income under the gross income requirements that must be met for the Fund to qualify as a regulated investment company (a “RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”).

•	Growth Stock Risk. Different types of stocks tend to shift into and out of favor with stock market investors depending on market and economic conditions. Growth stocks may be more volatile than other stocks because they are generally more sensitive to investor perceptions of the issuing company’s growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in
Summary Section	13	Cromwell Long Short Fund

their business, growth stocks may lack the dividends of value stocks that can cushion stock prices in a falling market.

•	Value Investing Risk. A value stock may decrease in price or may not increase in price as anticipated by the portfolio manager if other investors fail to recognize the company’s value or the factors that the portfolio manager believes will cause the stock price to increase do not occur.

•	Industrial Sector Risk. The industrial sector can be significantly affected by, among other things, worldwide economic growth, supply and demand for specific products and services, rapid technological developments, international political and economic developments, environmental issues, tariffs and trade barriers, and tax and governmental regulatory policies. As the demand for, or prices of, industrials increase, the value of the Fund’s investments generally would be expected to also increase. Conversely, declines in the demand for, or prices of, industrials generally would be expected to contribute to declines in the value of such securities. Such declines may occur quickly and without warning and may negatively impact the value of the Fund and your investment.

•	Information Technology Sector Risk. Factors such as the failure to obtain, or delays in obtaining, financing or regulatory approval, intense competition, product compatibility, consumer preferences, corporate capital expenditure, rapid obsolescence, competition from alternative technologies, and research and development of new products may significantly affect the market value of securities of issuers in the information technology sector.

•	Mid-Cap Securities Risk. Equity securities of mid-cap companies may be subject to greater price volatility, significantly lower trading volumes, cyclical, static or moderate growth prospects and greater spreads between their bid and ask prices than equity securities of larger companies. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer isolated setbacks.

Summary Section	14	Cromwell Long Short Fund

Performance

The bar chart demonstrates the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. The Average Annual Total Returns table also demonstrates these risks by showing how the Fund’s average annual returns for the 1-year, 5-year, 10-year, and since inception periods compare with those of a broad measure of market performance. Performance data for the classes varies based on differences in their fee and expense structures.

Fund History

During the past 10 years, the Fund was a series of different registered investment companies. The Fund, first named the Marketfield Fund, launched on July 31, 2007 as a series of Trust for Professional Managers (“TPM”). The Fund reorganized into the MainStay Marketfield Fund as a series of Mainstay Funds Trust (“Mainstay”) on October 5, 2012. On April 8, 2016, the Fund reorganized back into the Marketfield Fund (the “Predecessor Fund”) as part of TPM where it remained until March 14, 2022, when it reorganized into the Fund. The Fund has adopted the performance and financial history of the Predecessor Fund. Performance information shown prior to March 14, 2022, is that of the Predecessor Fund.

Historical Class Mapping

Predecessor Trust	TPM	Mainstay	TPM	TFS (Current Trust)
Predecessor Fund	Marketfield Fund	MainStay Marketfield Fund	Marketfield Fund	Cromwell Long Short Fund (f/k/a Cromwell Marketfield L/S Fund)
Years	2007-2012	2012-2016	2016-2022	3/14/2022 – Present
Class Track	Single Class →	Class I →	Class I →	Institutional Class
	N/A	Class A →	Class A →	Investor Class
	N/A	Class C →	Class C →	Investor Class*

Performance figures prior to March 14, 2022, for Investor Class shares are those of the former Class A shares, unadjusted. Accordingly, the returns still reflect the imposition of the Class A sales load. Going forward, Investor Class shares will have no sales load. The former Class A shares were first offered on October 5, 2012 and include the historical performance of the Single Class of shares offered by the Fund from July 31, 2007 to October 5, 2012 and were adjusted to reflect differences in fees and expenses.

Summary Section	15	Cromwell Long Short Fund

Performance figures prior to March 14, 2022, for Institutional Class shares are those of the former Class I shares, unadjusted. The former Class I shares were first offered on October 5, 2012 and include the historical performance of the Single Class of shares offered by the Fund from July 31, 2007 to October 5, 2012.

Effective the close of business on November 17, 2023, Class C shares were converted to Investor Class shares.

The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Fund’s website at www.thecromwellfunds.com or by calling the Fund at 1-855-625-7333 (toll free).

Calendar Year Total Return

for Institutional Class Shares as of December 31

Best Quarter: 20.21% (Quarter ended June 30, 2020)

Worst Quarter: (16.77)% (Quarter ended March 31, 2020)

Summary Section	16	Cromwell Long Short Fund

Average Annual Total Returns (For the Periods Ended December 31, 2025)	1 Year	5 Years	10 Years
Institutional Class
Return Before Taxes	17.51%	6.84%	6.67%
Return After Taxes on Distributions	17.65%	6.61%	6.54%
Return After Taxes on Distributions and Sale of Fund Shares	10.46%	5.32%	5.36%
Investor Class
Return Before Taxes	17.19%	6.57%	6.40%
Russell 1000 Total Return Index (reflects no deduction for fees, expenses or taxes)	17.37%	13.59%	14.59%
S&P 500® Total Return Index (reflects no deduction for fees, expenses or taxes)	17.88%	14.42%	14.82%

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. Furthermore, the after-tax returns shown are not relevant to shareholders who hold their shares through tax-deferred or other tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). After-tax returns are shown for the Institutional Class shares only and after-tax returns for the other classes will vary. In certain cases, Return After Taxes on Distributions and Sale of Fund Shares may be higher than the other return figures for the same period when a capital loss occurs upon the redemption of Fund shares because there is an assumed tax deduction that benefits the investor.

Management

The Adviser

Cromwell Investment Advisors, LLC is the Fund’s investment adviser.

The Sub-Adviser

Mutual of America Capital Management, LLC is the Fund’s sub-adviser.

Portfolio Manager

The following portfolio managers are responsible for the day-to-day management of the Fund:

Summary Section	17	Cromwell Long Short Fund

Joseph R. Gaffoglio, CFA®, CPA (Inactive)

Chief Executive Officer and President, Long Short Sub-Adviser;

Portfolio Manager of the Fund since May 2024.

Thaddeus Pollock, CFA®, CAIA

Executive Vice President, Long Short Sub-Adviser

Portfolio Manager of the Fund since May 2024.

Jamie A. Zendel, FRM

Executive Vice President, Long Short Sub-Adviser

Portfolio Manager of the Fund since May 2024.

Purchase and Sale of Fund Shares

You may purchase or redeem shares by mail addressed to Cromwell Long Short Fund, c/o BNY Mellon Investment Servicing (US) Inc., P.O. Box 534498, Pittsburgh, PA 15253-4498, or by telephone at 1-855-625-7333 (toll free), on any day the New York Stock Exchange (“NYSE”) is open for trading, or through a broker-dealer or other financial intermediary (such as a bank) approved by the Fund (an “Authorized Intermediary”). You may also purchase or redeem Fund shares by wire transfer. Purchases and redemptions by telephone are permitted if you have previously established these options for your account. Investors who wish to purchase or redeem Fund shares through an Authorized Intermediary should contact the Authorized Intermediary directly.

Minimum Investment Amounts

	Initial Investment	Subsequent Investments
Investor Class
Regular Accounts	$2,000	$100
Individual Retirement Accounts	$1,000	$100
Institutional Class
Regular Accounts	$100,000	$100
Individual Retirement Accounts	$25,000	$100

Tax Information

The Fund’s distributions may be taxed as ordinary income unless you are investing through a tax-deferred or other tax-advantaged arrangement, such as a 401(k) plan or an IRA. A portion of the Fund’s distributions may also be taxable as long-term capital gain. You may be taxed later upon withdrawal of monies from such tax-deferred or other tax-advantaged arrangements.

Summary Section	18	Cromwell Long Short Fund

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your financial professional to recommend the Fund over another investment. Ask your financial professional or visit your financial intermediary’s website for more information.

Summary Section	19	Cromwell Long Short Fund

Cromwell Tran Focus Fund

Investment Objective

The investment objective of the Cromwell Tran Focus Fund (the “Tran Fund” or the “Fund”) is to provide principal preservation and long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and examples below.

Shareholder Fees (fees paid directly from your investment)	Investor Class	Institutional Class
	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.85%	0.85%
Distribution and/or Service (12b-1) Fees (1)	0.25%	None
Other Expenses	0.87%	0.87%
Total Annual Fund Operating Expenses(2)	1.97%	1.72%
Less: Fee Waiver and/or Expense Reimbursement	(0.62)%	(0.62)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(2)	1.35%	1.10%

(1)	Distribution and/or Service (12b-1) Fees are reflected at their maximum amounts, (0.25% Investor Class) but the actual percentages may be less, as reflected in the “Financial Highlights” section of the Prospectus.
(2)	The Adviser has agreed to waive its management fees and/or reimburse Fund expenses to ensure that Total Annual Fund Operating Expenses (exclusive of contingent deferred sales loads, taxes, leverage interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividends or interest expenses on short positions, acquired fund fees and expenses, and extraordinary expenses) do not exceed 1.35% and 1.10% of the Fund’s average daily net assets for Investor Class shares and Institutional Class shares, respectively, through at least April 30, 2027 (“Expense Caps”). The operating expense limitation agreement can be terminated only by, or with the consent of, the Board of Trustees (the “Board”) of Total Fund Solution (the “Trust”). The Adviser may request recoupment of previously waived fees and paid expenses from the Fund for up to 36 months from the date such fees and expenses were waived or paid, subject to the operating expense limitation agreement, if such reimbursement will not cause the Fund’s expense ratio, after recoupment has been taken into account, to exceed the lesser of: (1) the expense limitation in place at the time of the waiver and/or expense payment; or (2) the expense limitation in place at the time of the recoupment. Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement do not correlate to the Financial Highlights because they reflect the Expense Caps taking effect on September 1, 2024.

Example

This example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and that you then redeem or hold all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the

Summary Section	20	Cromwell Tran Focus Fund

same (taking into account the Expense Cap only in the first year). Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	One Year	Three Years	Five Years	Ten Years
Investor Class	$137	$558	$1,005	$2,246
Institutional Class	$112	$481	$875	$1,979

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These transaction costs and potentially higher taxes, which are not reflected in the Total Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the fiscal ended December 31, 2025, the portfolio turnover rate of the Fund was 69% of the average value of its portfolio.

Principal Investment Strategies

To achieve the Fund’s investment objective, Tran Capital Management, L.P., the investment sub-adviser (the “Tran Sub-Adviser” or “Sub-Adviser”) normally invests in the common stocks of approximately 20 to 30 mid- and large-cap companies with market capitalizations greater than $2 billion that have, in the Tran Sub-Adviser’s opinion, a competitive advantage. The Sub-Adviser uses an intensive fundamental due diligence research process to attempt to identify companies with owner-oriented management teams that, in the view of the Sub-Adviser, generate consistently high returns on capital. Additionally, the companies in which the Fund invests will, in the opinion of the Sub-Adviser, possess high margins, strong cash flow, zero-to-moderate debt and trade at a price below intrinsic value.

Under normal market conditions, the Fund will invest at least 80% of its assets in sustainable equity securities. For this purpose, the Sub-Adviser defines sustainable securities as those that score 3 or higher on its internal 5-point ESG scale based on the evaluation of factors described below. In ranking a company’s ESG criteria, the Sub-Adviser considers both the external impact of a company’s product or service and the company’s internal policies, controls, and interactions with shareholders, employees, and other stakeholders. External and internal factors are weighted equally. The Sub-Adviser does not employ negative screening and will consider all companies in all industries for the portfolio.

Through its investment process, the Sub-Adviser seeks to build an understanding of the competitive advantages, financial drivers, and key risks and uncertainties related to an investment under consideration. The Sub-Adviser believes that its “ESG” framework (as further described below) can aid in identifying sustainable franchises and may, in its view, better position the Fund to perform over the long term and through market cycles. The Sub-Adviser’s internally-developed ESG framework considers environmental, social, and governance risks and value-creation opportunities. The Sub-Adviser obtains information related to the application of its ESG framework through the Sub-Adviser’s own research and analysis of publicly available information, including information related to a company’s existing policies and actions related to social responsibility, as determined by the Sub-Adviser’s ESG framework. The Sub-Adviser also obtains

Summary Section	21	Cromwell Tran Focus Fund

data and information which is incorporated into its ESG framework through direct engagement with management teams of the Fund’s portfolio companies or potential portfolio companies.

The Sub-Adviser takes a qualitative approach to ESG integration. By assessing a security’s positive, neutral, or negative impact on these internal and external ESG issues, the Sub-Adviser aims to identify value-creating opportunities and avoid value-destructing risk. To the extent that the Sub-Adviser has strong data, evidence, and ability to estimate the materiality of ESG risks and opportunities, financial models and valuation analysis may be adjusted to incorporate material factors. The Sub-Adviser weights its internal rating for a security’s acceptability under each ESG factor to make a decision.

External factors considered include, but are not limited to:

•	a company’s contribution to climate change and goals for reaching net zero
•	impact on natural resources
•	promotion of clean, renewable, and green activities
•	product safety and responsibility
•	interaction with the communities served by the company
•	promotion of access to information, healthcare, financing, etc.
•	strength of ESG reporting and quality of disclosures and transparency

Internal factors considered include, but are not limited to:

•	policies and actions that promote sustainability
•	footprint of corporate facilities
•	treatment of employees
•	diversity & inclusion measures along with goals or policies for improvement
•	having and enabling a culture of feedback
•	diverse representation on the Board of Directors and executive team
•	management alignment with shareholders
•	strong checks and balances

The Fund is non-diversified, which means that a significant portion of the Fund’s assets may be invested in the securities of a single or small number of companies and/or in a more limited number of sectors than a diversified mutual fund. Although the Fund may not invest 25% or more of its net assets in one or more industries, the Fund may focus its investments from time to time in one or more sectors of the economy or stock market.

The Sub-Adviser chooses to sell securities from the portfolio when the fundamentals of the company are deteriorating or when the Sub-Adviser identifies better opportunities. When considering better opportunities, securities that may score poorly with respect to such factors may be purchased and retained by the Fund while the Fund may sell or not invest in securities that may score strongly on such factors because the Sub-Adviser considers the poor ESG security to be a better value. Securities in the Fund’s

Summary Section	22	Cromwell Tran Focus Fund

portfolio that score poorly (i.e., 2 or less on the Sub-Adviser’s 5-point scale) with respect to the ESG factors described above will not be counted towards the Fund’s 80% policy.

Principal Risks

In addition to possibly not achieving your investment goals, you could lose money by investing in the Fund. An investment in the Fund is not a deposit of the bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks of investing in the Fund are:

•	Sustainable Investment Risk: The Fund follows a sustainable investment approach by investing in companies that demonstrate a focus on long-term sustainability in their overall strategy and business practices. In pursuing such a strategy, the Fund may forgo opportunities to gain exposure to certain companies, industries or sectors, and may be overweight or underweight in certain industries or sectors relative to its benchmark index, which may cause the Fund’s performance to be more or less sensitive to developments affecting those sectors. In addition, since sustainable investing takes into consideration factors beyond traditional financial analysis, the Fund may have fewer investment opportunities available to it than it would have if it did not take into account sustainable criteria for investments. Sustainability-related information provided by issuers and third parties, upon which the portfolio managers may rely, continues to develop, and may be incomplete, inaccurate, use different methodologies, or be applied differently across companies and industries. The Sub-Adviser’s criteria of sustainable investing will vary from other managers. Further, the regulatory landscape for sustainable investing in the United States is still developing and future rules and regulations may require the Fund to adapt its investment process. There is also a risk that the companies identified through the investment process may fail to adhere to sustainable business practices, which may result in the Fund choosing to sell a security when it might otherwise be disadvantageous to do so. Further, investors may differ in their views of what constitutes positive or negative ESG characteristics of a security. As a result, the Fund may invest in securities that do not reflect the beliefs of any particular investor. There is no guarantee that sustainable investments will outperform the broader market on either an absolute or relative basis. There is also no guarantee that the Sub-Adviser will successfully implement strategies or make investments in companies that result in favorable ESG outcomes while enhancing long-term shareholder value and achieving financial returns.

•	ESG Strategy Risk. The Sub-Adviser’s use of its ESG framework could cause it to perform differently compared to funds that do not have such a policy. The criteria related to this ESG framework may result in the Fund forgoing opportunities to buy certain securities when it might otherwise be advantageous to do so, or selling securities for ESG reasons when it might be otherwise disadvantageous for it to do so. In addition, there is a risk that the companies identified by the ESG framework do not operate as expected when addressing ESG issues. There are significant differences in interpretations of what it means for a company to have positive ESG characteristics. While the Sub-Adviser believes its definitions are reasonable, the portfolio decisions it makes may differ with other investors’ or advisers’ views. To the extent the Sub-Adviser references third-party research and analytics in conducting its
Summary Section	23	Cromwell Tran Focus Fund

proprietary analysis, there is no guarantee that the data will be accurate. Scores from third-party providers may vary across providers.

•	Equity Securities Risk. Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in a portfolio manager’s ability to anticipate such changes that can adversely affect the value of the Fund’s holdings.

•	Market Changes Risk. The value of the Fund’s investments may change because of broad changes in the markets in which the Fund invests, which could cause the Fund to underperform other funds with similar objectives. From time to time, markets may experience periods of acute stress that may result in increased volatility and increased redemptions. Such conditions may add significantly to the risk of volatility in the net asset value (“NAV”) of the Fund’s shares.

•	Large-Capitalization Stock Risk. Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in consumer tastes or innovative smaller competitors. Also, large-capitalization companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion.

•	Management Risk. Because the Fund is an actively managed investment portfolio, security selection or focus on securities in a particular style, market sector or group of companies may cause the Fund to incur losses or underperform relative to its benchmarks or other funds with a similar investment objective. There can be no guarantee that the Sub-Adviser’s investment techniques and risk analysis will produce the desired result.

•	Recent Market Events Risk. U.S. and international markets have experienced significant periods of volatility in recent months and years due to a number of economic, political and global macro factors including rising inflation, tariffs, trade disputes, the possibility of a national or global recession, the war between Russia and Ukraine,the conflict between Israel and Hamas, and the war between the U.S. and Iran. Inflation, rapid fluctuations in inflation rates and, tariffs and trade disputes may have negative effects on the economies and securities markets of the United States and other countries. Pandemics and epidemics have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Funds’ investments. The ongoing armed conflict between Ukraine and Russia in Europe, Israel and Hamas in the Middle East, and the war between the U.S. and Iran, could have severe adverse effects on the regional or global economies and the markets for certain securities.

•	Mid-Cap Securities Risk. Equity securities of mid-cap companies may be subject to greater price volatility, significantly lower trading volumes, cyclical, static or moderate growth prospects and greater spreads between their bid and ask prices than equity securities of larger companies. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer isolated setbacks.
Summary Section	24	Cromwell Tran Focus Fund

•	Non-Diversified Fund Risk. The Fund is non-diversified and therefore a greater percentage of holdings may be focused in a small number of issuers or a single issuer, which can place the Fund at greater risk. Notwithstanding the Fund’s status as a “non-diversified” investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), the Fund intends to qualify as a regulated investment company accorded special tax treatment under the Internal Revenue Code, which imposes its own diversification requirements that are less restrictive than the requirements applicable to “diversified” investment companies under the 1940 Act.

•	Sector Risk. The Fund may invest a significant portion of its assets in particular sectors of the economy and, therefore, the performance of the Fund could be negatively impacted and especially sensitive to developments and events that affect those particular sectors.

•	Information Technology Sector Risk. Factors such as the failure to obtain, or delays in obtaining, financing or regulatory approval, intense competition, product compatibility, consumer preferences, corporate capital expenditure, rapid obsolescence, competition from alternative technologies, and research and development of new products may significantly affect the market value of securities of issuers in the information technology sector.

•	Value Investing Risk. A value stock may decrease in price or may not increase in price as anticipated by the portfolio manager if other investors fail to recognize the company’s value or the factors that the portfolio manager believes will cause the stock price to increase do not occur.

•	Industrial Sector Risk. The industrial sector can be significantly affected by, among other things, worldwide economic growth, supply and demand for specific products and services, rapid technological developments, international political and economic developments, environmental issues, tariffs and trade barriers, and tax and governmental regulatory policies. As the demand for, or prices of, industrials increase, the value of the Fund’s investments generally would be expected to also increase. Conversely, declines in the demand for, or prices of, industrials generally would be expected to contribute to declines in the value of such securities. Such declines may occur quickly and without warning and may negatively impact the value of the Fund and your investment.

•	Small- and Mid-Capitalization Stock Risk. Stocks of mid-cap companies may be subject to greater price volatility, significantly lower trading volumes, cyclical, static or moderate growth prospects and greater spreads between their bid and ask prices than stocks of larger companies. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer isolated setbacks.

Summary Section	25	Cromwell Tran Focus Fund

Performance

The bar chart demonstrates the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. The Average Annual Total Returns table also demonstrates these risks by showing how the Fund’s average annual returns for the 1-year, 5-year, 10-year, and since inception periods compare with those of a broad measure of market performance. Performance data for the classes varies based on differences in their fee and expense structures.

Performance data for the classes varies based on differences in their fee and expense structures. For the periods prior to August 8, 2022, performance figures reflect the historical performance of the Tran Capital Focused Fund, a series of FundVantage Trust (the “Predecessor Fund”). Prior to August 8, 2022, Investor Class shares were Class A shares. Performance figures of Investor Class shares do not reflect Class A sales loads in the bar chart. Class A sales loads are reflected in the Average Annual Total Returns table for periods prior to August 8, 2022. No other adjustments were made to historical performance returns. Additionally, the Fund has adopted the Financial Statements of the Predecessor Fund. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Fund’s website at www.thecromwellfunds.com or by calling the Fund at 1-855-625-7333 (toll free).

Summary Section	26	Cromwell Tran Focus Fund

Calendar Year Total Return

for Investor Class Shares as of December 31

Best Quarter: 21.72% (Quarter ended March 31, 2019)

Worst Quarter: (20.55)% (Quarter ended December 31, 2018)

Average Annual Total Returns (for the Periods Ended December 31, 2025)	1 Year	5 Year	10 Years
Investor Class
Return Before Taxes	7.33%	4.63%	9.72%
Return After Taxes on Distributions	4.25%	2.56%	6.25%
Return After Taxes on Distributions and Sale of Fund Shares	6.62%	3.48%	7.00%
Institutional Class
Return Before Taxes	7.48%	4.91%	9.99%
S&P 500® Total Return Index (reflects no deduction for fees, expenses or taxes)	17.88%	14.42%	14.82%

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. Furthermore, the after-tax returns shown are not relevant to shareholders who hold their shares through tax-deferred or other tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). After-tax returns are shown for the Investor Class shares only and after-tax returns for the other classes will vary. In certain cases, Return After Taxes on Distributions and Sale of Fund Shares may be higher than the other return figures for the same period when a capital loss occurs upon the redemption of Fund shares because there is an assumed tax deduction that benefits the investor.

Summary Section	27	Cromwell Tran Focus Fund

Management

The Adviser

Cromwell Investment Advisors, LLC is the Fund’s investment adviser.

The Sub-Adviser

Tran Capital Management, L.P. is the Fund’s sub-adviser.

Portfolio Managers

The following portfolio managers are jointly and primarily responsible of the day-to-day management of the Fund:

Quoc Tran

Managing Partner and Chief Investment Officer, Tran Sub-Adviser;

Portfolio Manager of the Fund and its predecessor since inception, September 2007.

Michael Im, CFA®

Director of Research and Co-Portfolio Manager, Tran Sub-Adviser;

Portfolio Manager of the Fund and its predecessor since 2020.

Purchase and Sale of Fund Shares

You may purchase or redeem shares by mail addressed to Cromwell Tran Focus Fund, c/o BNY Mellon Investment Servicing (US) Inc., P.O. Box 534498, Pittsburgh, PA 15253-4498, or by telephone at 1-855-625-7333 (toll free), on any day the New York Stock Exchange (“NYSE”) is open for trading, or through a broker-dealer or other financial intermediary (such as a bank) approved by the Fund (an “Authorized Intermediary”). You may also purchase or redeem Fund shares by wire transfer. Purchases and redemptions by telephone are permitted if you have previously established these options for your account. Investors who wish to purchase or redeem Fund shares through an Authorized Intermediary should contact the Authorized Intermediary directly.

Minimum Investment Amounts

	Initial Investment	Subsequent Investments
Investor Class
Regular Accounts	$2,000	$100
Individual Retirement Accounts	$1,000	$100
Institutional Class
Regular Accounts	$100,000	$100
Individual Retirement Accounts	$25,000	$100

Tax Information

The Fund’s distributions may be taxed as ordinary income unless you are investing through a tax-deferred or other tax-advantaged arrangement, such as a 401(k) plan or an IRA. A portion of the Fund’s distributions

Summary Section	28	Cromwell Tran Focus Fund

may also be taxable as long-term capital gain. You may be taxed later upon withdrawal of monies from such tax-deferred or other tax-advantaged arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your financial professional to recommend the Fund over another investment. Ask your financial professional or visit your financial intermediary’s website for more information.

Summary Section	29	Cromwell Tran Focus Fund

Cromwell Foresight Global Infrastructure Fund

Investment Objective

The Cromwell Foresight Global Infrastructure Fund’s (the “Foresight Fund’ or the “Fund”) investment objective is to achieve capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and examples below.

Shareholder Fees (fees paid directly from your investment)	Investor Class	Institutional Class
	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.85%	0.85%
Distribution and Service (12b-1) Fees	0.25%	None
Other Expenses	0.43%	0.43%
Total Annual Fund Operating Expenses(1)	1.53%	1.28%
Less: Fee Waiver and/or Expense Reimbursement	(0.21)%	(0.21)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(1)(2)	1.32%	1.07%

(1)	Total Annual Fund Operating Expenses do not correlate to the Ratio of Expenses to Average Net Assets found within the “Financial Highlights” section of this Prospectus, because Acquired Fund Fees and Expenses are not included in the ratio.
(2)	Pursuant to an operating expense limitation agreement, Cromwell Investment Advisors, LLC, the Fund’s investment adviser (the “Adviser”), has agreed to waive its management fees and/or reimburse Fund expenses to ensure that Total Annual Fund Operating Expenses (exclusive of taxes, leverage interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, acquired fund fees and expenses, and extraordinary expenses) do not exceed 1.32% and 1.07% of the Fund’s average daily net assets for Investor Class shares and Institutional Class shares, respectively, through at least April 30, 2027 (“Expense Caps”). The operating expense limitation agreement can be terminated only by, or with the consent of, the Board of Trustees (the “Board”) of Total Fund Solution (the “Trust”). The Adviser may request recoupment of previously waived fees and paid expenses from the Fund for up to 36 months from the date such fees and expenses were waived or paid, subject to the operating expense limitation agreement, if such reimbursement will not cause the Fund’s expense ratio, after recoupment has been taken into account, to exceed the lesser of: (1) the expense limitation in place at the time of the waiver and/or expense payment; or (2) the expense limitation in place at the time of the recoupment.

Example

This example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and that you then redeem or hold all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the Expense Cap only in the first year). Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Summary Section	30	Cromwell Foresight Global Infrastructure Fund

	One Year	Three Years	Five Years	Ten Years
Investor Class	$134	$463	$814	$1,806
Institutional Class	$109	$385	$682	$1,527

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These transaction costs and potentially higher taxes, which are not reflected in the Total Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the fiscal year ended December 31, 2025, the portfolio turnover rate of the Fund was 36% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of sustainable infrastructure companies. The Fund will invest directly in the shares of companies (including listed investment trusts, real estate investment trusts (“REITs”), ETFs or units of master limited partnerships (“MLPs”) that, in each case, invest in infrastructure companies and are publicly-traded (listed) on stock exchanges in developed markets, meaning North America, Western Europe and Asia Pacific (specifically Australia, New Zealand, Singapore, Japan, Hong Kong); and that own and operate real infrastructure or sustainable assets anywhere in the world. Such companies’ revenue streams are typically directly or indirectly supported by long-term government or public sector contracts and government supported initiatives.

The Fund considers a company to be an infrastructure company if it derives at least 50% of its revenue or profits from the ownership or operation of infrastructure assets, such as the physical structures, networks and systems of transportation, energy, water and sewage, medical facilities, government facilities and communication assets.

The Fund defines “sustainable companies” as companies which, through both their business operations and the impact of their products or services, have a positive environmental and/or social effect on their stakeholders. The Fund’s sustainability criteria states that the Fund will only invest in the shares of a company if Foresight Group LLP, the investment sub-adviser (the “Foresight Sub-Adviser” or “Sub-Adviser”), in its discretion, considers that the company delivers a net social or environmental benefit. In determining whether a company delivers a net social or environmental gain, the Sub-Adviser will assess company shares based on the ten principles of the United Nations Global Compact for business which cover areas including human rights, labor rights, environmental safeguards and combating bribery and corruption. The Sub-Adviser utilizes its own company research and the portfolio manager’s judgment to determine if a company is contributing positively to sustainable development. The Sub-Adviser may but is not obligated to consider external research from third-party providers.

The sustainable infrastructure companies in which the Fund invests will typically own and operate assets in the following infrastructure subsectors: renewable energy generation (e.g., offshore wind, onshore wind,

Summary Section	31	Cromwell Foresight Global Infrastructure Fund

solar energy, and hydro-electricity), core economic infrastructure (e.g., schools, hospitals and transport), property with infrastructure characteristics (e.g., social housing and medical facilities) and digital infrastructure (e.g., data centers and communications towers).

As a “global” Fund, under normal market conditions, the Fund will provide exposure to investments that are economically tied to at least three different countries, not including the U.S. Under normal circumstances, at least 40%, unless market conditions are not deemed favorable, in which case at least 30%, of the Fund’s net assets will provide exposure to investments that are economically tied to countries other than the U.S., including depositary receipts. The Fund considers a company to be located outside the U.S. when the company’s primary listing location or headquarters is outside of the U.S. No more than 50% of the Fund by value will be invested in shares of companies that have a primary listing in a single country.

The Fund may also invest in cash for liquidity and cash flow purposes and to pay Fund expenses and redemptions.

Sustainability considerations play an important role in the Sub-Adviser’s stock selection process. The Sub-Adviser uses a combination of qualitative and quantitative measurements when determining when a company meets the sustainability criteria. From a qualitative perspective, the Sub-Adviser’s due diligence process involves an initial framework driven approach assessing whether a company aligns with the 10 principles of the UN Global Compact (“UNGC”) combined with a qualitative assessment on whether the company’s strategy, economic activity, and fundamental purpose help to deliver environmental or social benefits. This is assessed on an ongoing basis through continued monitoring and engagement with the company. Ongoing engagement with holdings includes discussions to improve climate-related practices, change sustainability outcomes, and improve disclosures. Furthermore, the Sub-Adviser will undertake continued engagement with the company to ensure that the business model, sustainability strategy, investment strategy, and risk policies continue to align with the initial assessment. From a quantitative perspective, the Sub-Adviser may, but is not obligated to, assess, interpret and evaluate data and analysis provided by external research providers as part of its process. This is an important pillar upon which assessments of the continued compliance of securities to the Fund’s sustainability criteria is measured.

The Sub-Adviser continuously tracks the operational performance of the Fund’s holdings with a specific focus on impact metrics, ESG performance, and progress against targets and goals. For this purpose, impact metrics include carbon footprint as a proportion of enterprise value, the proportion of a company’s activities negatively affecting biodiversity-sensitive areas, violations of the UN Global Compact Principles, and board gender diversity. The Sub-Adviser has developed a data-driven proprietary monitoring system which evaluates holdings across multiple metrics and key performance indicators to enable the identification of relative weaknesses and evaluation of progress over the holding period. This engagement forms part of the ongoing monitoring process. If the Sub-Adviser believes that after initial due diligence, ongoing monitoring, and engagement a security no longer meets the threshold required to match the Fund’s sustainability criteria, the Sub-Adviser will not make any further investments in the company and, in an orderly fashion, will seek to sell its investment from such a company in a controlled and orderly manner.

Summary Section	32	Cromwell Foresight Global Infrastructure Fund

The Sub-Adviser’s process in conducting its sustainability assessment involves:

•	Summarizing the overall due diligence findings related to sustainability of a company’s operations.
•	Reviewing assessments of each company’s compliance with the ten principles of the UNGC.
•	Assessing each asset / sector impact on the environment and society.
•	Conducting a review of each company’s strategy, sustainability integration and performance.
•	Identifying topics during due diligence for specific focus, key performance indicators, and engagement with management.
•	Summarizing the process and findings.

The process above includes quantitative and qualitative inputs with the overall goal to identify companies that meet the sustainable investment criteria of complying with the ten UNGC principles and delivering a net environmental and/or social benefit.

Principal Risks

In addition to possibly not achieving your investment goals, you could lose money by investing in the Fund. An investment in the Fund is not a deposit of the bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks of investing in the Fund are:

•	Infrastructure Companies Risk. Infrastructure companies may be subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction programs, high leverage, costs associated with environmental and other regulations, the effects of economic slowdown, surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies and other factors. Some of the specific risks that infrastructure companies may be particularly affected by, or subject to, include the following: regulatory risk, technology risk, regional or geographic risk, natural disasters risk, through-put risk, project risk, strategic asset risk, operation risk, customer risk, interest rate risk, inflation risk and financing risk.

In particular, the operations of infrastructure projects are exposed to unplanned interruptions caused by significant catastrophic events, such as cyclones, earthquakes, landslides, floods, explosion, fire, terrorist attack, major plant breakdown, pipeline or electricity line rupture or other disasters. Operational disruption, as well as supply disruption, could adversely impact the cash flows available from these assets.

Further, national and local environmental laws and regulations affect the operations of infrastructure projects. Standards are set by these laws, and regulations are imposed regarding certain aspects of health and environmental quality, and they provide for penalties and other liabilities for the violation of such standards, and establish, in certain circumstances, obligations to remediate and rehabilitate current and former facilities and locations where operations are, or were, conducted. These laws and regulations may have a detrimental impact on the financial performance of infrastructure projects.

Summary Section	33	Cromwell Foresight Global Infrastructure Fund

•	Industrial Sector Risk. The industrial sector can be significantly affected by, among other things, worldwide economic growth, supply and demand for specific products and services, rapid technological developments, international political and economic developments, environmental issues, tariffs and trade barriers, and tax and governmental regulatory policies. As the demand for, or prices of, industrials increase, the value of the Fund’s investments generally would be expected to also increase. Conversely, declines in the demand for, or prices of, industrials generally would be expected to contribute to declines in the value of such securities. Such declines may occur quickly and without warning and may negatively impact the value of the Fund and your investment.

•	Information Technology Sector Risk. Factors such as the failure to obtain, or delays in obtaining, financing or regulatory approval, intense competition, product compatibility, consumer preferences, corporate capital expenditure, rapid obsolescence, competition from alternative technologies, and research and development of new products may significantly affect the market value of securities of issuers in the information technology sector.

•	Listed Investment Trusts Risk. Listed investment trusts are investment vehicles organized as trusts that issue a fixed number of shares in an initial public offering, after which their shares trade at market value on an exchange. The net asset value of an investment trust fluctuates due to the valuation changes of the investment securities or assets held by the investment trust (assets denominated in foreign currencies are also subject to the exchange rate fluctuations subject to hedging strategy). However, because the shares of a listed investment trust trade at market value on an exchange, such shares can trade below their net asset value (known as a discount) or above net asset value (known as a premium). Current market uncertainty has pushed investment trusts to the widest discounts in years, and there is a risk that such discounts may continue to widen after the Fund has made an investment. Investment trusts that trade at a discount are not typically able to issue new shares to invest in new assets or securities and may not succeed in conducting accretive investment activity for growth.

•	Sustainable Investment Risk: The Fund follows a sustainable investment approach by investing in companies that demonstrate a focus on long-term sustainability in their overall strategy and business practices. In pursuing such a strategy, the Fund may forgo opportunities to gain exposure to certain companies, industries or sectors, and may be overweight or underweight in certain industries or sectors relative to its benchmark index, which may cause the Fund’s performance to be more or less sensitive to developments affecting those sectors. In addition, since sustainable investing takes into consideration factors beyond traditional financial analysis, the Fund may have fewer investment opportunities available to it than it would have if it did not take into account sustainable criteria for investments. Sustainability-related information provided by issuers and third parties, upon which the portfolio managers may rely, continues to develop, and may be incomplete, inaccurate, use different methodologies, or be applied differently across companies and industries. The Sub-Adviser’s criteria of sustainable investing will vary from other managers. Further, the regulatory landscape for sustainable investing in the United States is still developing and future rules and regulations may require the Fund to adapt its investment process. There is also a risk that the companies identified through the investment process may fail to adhere to sustainable business practices, which may result in the Fund choosing to sell a security when it might otherwise be disadvantageous to do so. Further, investors may differ in
Summary Section	34	Cromwell Foresight Global Infrastructure Fund

their views of what constitutes positive or negative ESG characteristics of a security. As a result, the Fund may invest in securities that do not reflect the beliefs of any particular investor. There is no guarantee that sustainable investments will outperform the broader market on either an absolute or relative basis. There is also no guarantee that the Sub-Adviser will successfully implement strategies or make investments in companies that result in favorable ESG outcomes while enhancing long-term shareholder value and achieving financial returns.

•	Foreign Securities Risk. Investments in foreign securities may be riskier than investments in U.S. securities. Differences between U.S. and foreign regulatory regimes and securities markets, including less stringent investor protections and disclosure standards of some foreign markets, less liquid trading markets and political and economic developments in foreign countries, may affect the value of the Fund’s investments in foreign securities. Foreign securities may also subject the Fund’s investments to changes in currency rates.

•	Risk of Focusing Investment on Region or Country: Investing a significant portion of assets in one country or region makes the Fund more dependent upon the political and economic circumstances of that particular country or region.

◦	Asia/Pacific Investment Risk. Investments in countries in the Asian/Pacific region will be impacted by the market conditions, legislative or regulatory changes, competition, or political, economic and other developments in Asia or the Pacific. Investments in China, New Zealand, Australia and Singapore may subject the Fund to certain additional risks, including exposure to currency fluctuations, less liquidity, expropriation, confiscatory taxation, nationalization, exchange control regulations (including currency blockage), trading halts, imposition of tariffs, limitations on repatriation and differing legal standards.

◦	Eurozone Investment Risk. The Economic and Monetary Union of the European Union (EMU) is comprised of the European Union (EU) members that have adopted the euro currency. By adopting the euro as its currency, a member state relinquishes control of its own monetary policies and is subject to fiscal and monetary controls. EMU members could voluntarily abandon or be forced out of the euro. Such events could impact the market values of Eurozone and various other securities and currencies, cause redenomination of certain securities into less valuable local currencies and create more volatile and illiquid markets. Certain countries and regions in the EU are experiencing significant financial difficulties. Some of these countries may be dependent on assistance from other European governments and institutions or agencies. One or more countries could depart from the EU, which could weaken the EU and, by extension, its remaining members. For example, the United Kingdom’s departure, described in more detail below. As a result of continuing political tensions and armed conflicts, including the war between Ukraine and Russia, the U.S. and the European Union imposed sanctions on certain Russian individuals and companies, including certain financial institutions, and have limited certain exports and imports to and from Russia. The war has contributed to recent market volatility and may continue to do so.
Summary Section	35	Cromwell Foresight Global Infrastructure Fund

•	Depositary Receipts Risk. Investments in depositary receipts may entail the special risks of foreign investing, including currency exchange fluctuations, government regulations, and the potential for political and economic instability.

•	REIT Investment Risk. The Fund’s investments in REITs will, among other things, be subject to many of the same risks as a direct investment in real estate. The stock prices of companies in the real estate industry, including REITs, are typically sensitive to changes in real estate values, property taxes, interest rates, cash flow of underlying real estate assets, occupancy rates, government regulations affecting zoning, land use, and rents, as well as the management skill and creditworthiness of the issuer.

•	Exchange-Traded Fund Risk. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile than the underlying portfolio of securities. Disruptions in the markets for the securities underlying ETFs purchased or sold by the Fund could result in losses on the Fund’s investment in ETFs. ETFs also have management fees that increase their costs versus the costs of owning the underlying securities directly. The Fund may purchase shares of ETFs at prices that exceed the net asset value of their underlying investments (i.e., premium) and may sell shares of ETFs at prices below such net asset value (i.e., discount), and the Fund will likely incur brokerage costs when it purchases and sells ETFs. Due to the costs of buying or selling shares, including brokerage commissions imposed by brokers and bid-ask spreads, frequent trading of shares may significantly reduce investment results and an investment in shares may not be advisable for investors who anticipate regularly making small investments. Additionally, supply and demand for shares of an ETF or market disruptions may cause the market price of the ETF to deviate from the value of the ETF’s investments, which may lead to widening of the bid-ask spread quoted throughout the day and may be exacerbated in less liquid or volatile markets.

•	Other Investment Companies Risk. Investing in other investment companies subjects the Fund to those risks affecting the investment companies themselves, including the possibility that the value of the underlying securities held by an investment company could decrease or an investment company’s portfolio becomes illiquid. Additionally, an investment company may not achieve its investment objective or execute its investment strategy effectively, which may adversely affect the Fund’s performance. To the extent that the Fund invests in other investment companies, investors in the Fund will bear both their proportionate share of expenses in the Fund and, indirectly, the expenses of the investment companies in which the Fund invests.

•	Master Limited Partnership Risk. Investment in securities of an MLP involves risks that differ from investments in common stock, including risks related to limited control and limited rights to vote on matters affecting the MLP, risks related to potential conflicts of interest between the MLP and the MLP’s general partner, cash flow risks, dilution risks and risks related to the general partner’s right to require unit-holders to sell their common units at an undesirable time or price. Certain MLP securities
Summary Section	36	Cromwell Foresight Global Infrastructure Fund

may trade in lower volumes due to their smaller capitalizations. Accordingly, those MLPs may be subject to more abrupt or erratic price movements and may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price. Investment in those MLPs may restrict the Fund’s ability to take advantage of other investment opportunities. MLPs are generally considered interest-rate sensitive investments. During periods of interest rate volatility, these investments may not provide attractive returns.

•	MLP Tax Risk. A change in current tax law, or a change in the business of a given MLP, could result in an MLP being treated as a corporation or other form of taxable entity for U.S. federal income tax purposes, which would result in the MLP being required to pay U.S. federal income tax, excise tax or another form of tax on its taxable income. The classification of an MLP as a corporation or other form of taxable entity for U.S. federal income tax purposes could reduce the amount of cash available for distribution by the MLP and could cause any such distributions received by the Fund to be taxed as dividend income, return of capital, or capital gain. Therefore, if any MLPs owned by the Fund were treated as corporations or other forms of taxable entity for U.S. federal income tax purposes, the after-tax return to the Fund with respect to its investment in such MLPs could be materially reduced which could cause a material decrease in the net asset value per share (“NAV”) of the Fund’s shares.

•	Non-Diversified Fund Risk. The Fund is non-diversified and therefore a greater percentage of holdings may be focused in a small number of issuers or a single issuer, which can place the Fund at greater risk. Notwithstanding the Fund’s status as a “non-diversified” investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), the Fund intends to qualify as a regulated investment company accorded special tax treatment under the Internal Revenue Code, which imposes its own diversification requirements that are less restrictive than the requirements applicable to “diversified” investment companies under the 1940 Act.

•	Equity Securities Risk. Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in a portfolio manager’s ability to anticipate such changes that can adversely affect the value of the Fund’s holdings.

•	Market Changes Risk. The value of the Fund’s investments may change because of broad changes in the markets in which the Fund invests, which could cause the Fund to underperform other funds with similar objectives. From time to time, markets may experience periods of acute stress that may result in increased volatility and increased redemptions. Such conditions may add significantly to the risk of volatility in the net asset value (“NAV”) of the Fund’s shares.

•	Management Risk. Because the Fund is an actively managed investment portfolio, security selection or focus on securities in a particular style, market sector or group of companies may cause the Fund to incur losses or underperform relative to its benchmarks or other funds with a similar investment objective. There can be no guarantee that the Sub-Adviser’s investment techniques and risk analysis will produce the desired result.
Summary Section	37	Cromwell Foresight Global Infrastructure Fund

•	Recent Market Events Risk. U.S. and international markets have experienced significant periods of volatility in recent months and years due to a number of economic, political and global macro factors including rising inflation, tariffs, trade disputes, the possibility of a national or global recession, the war between Russia and Ukraine,the conflict between Israel and Hamas, and the war between the U.S. and Iran. Inflation, rapid fluctuations in inflation rates and, tariffs and trade disputes may have negative effects on the economies and securities markets of the United States and other countries. Pandemics and epidemics have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Funds’ investments. The ongoing armed conflict between Ukraine and Russia in Europe, Israel and Hamas in the Middle East, and the war between the U.S. and Iran, could have severe adverse effects on the regional or global economies and the markets for certain securities.

•	Mid-Cap Securities Risk. Equity securities of mid-cap companies may be subject to greater price volatility, significantly lower trading volumes, cyclical, static or moderate growth prospects and greater spreads between their bid and ask prices than equity securities of larger companies. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer isolated setbacks.

•	Small- and Mid-Capitalization Stock Risk. Stocks of mid-cap companies may be subject to greater price volatility, significantly lower trading volumes, cyclical, static or moderate growth prospects and greater spreads between their bid and ask prices than stocks of larger companies. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer isolated setbacks.

Summary Section	38	Cromwell Foresight Global Infrastructure Fund

Performance

The bar chart demonstrates the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. The Average Annual Total Returns table also demonstrates these risks by showing how the Fund’s average annual returns for the 1-year, 5-year, 10-year, and since inception periods compare with those of a broad measure of market performance. Performance data for the classes varies based on differences in their fee and expense structures.

The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Fund’s website at www.thecromwellfunds.com or by calling the Fund at 1-855-625-7333 (toll free).

Calendar Year Total Return

for Institutional Class Shares as of December 31

Best Quarter: 14.06% (Quarter ended September 30, 2024)

Worst Quarter: (13.49)% (Quarter ended December 31, 2024)

Summary Section	39	Cromwell Foresight Global Infrastructure Fund

Average Annual Total Returns (For the periods ended December 31, 2025)	1 Year	Since Inception (1/31/2023)
Institutional Class
Return Before Taxes	12.67%	(0.23)%
Return After Taxes on Distributions	11.38%	(1.13)%
Return After Taxes on Distributions and Sale of Fund Shares	8.02%	(0.31)%
S&P 500® Total Return Index (reflects no deduction for fees, expenses, or taxes)	17.88%	21.18%
S&P Global Infrastructure Total Return Index (reflects no deduction for fees, expenses, or taxes)	22.58%	13.17%

The S&P 500 Total Return Index, an unmanaged index of U.S. stock market performance, is the Fund’s regulatory index. The Fund’s regulatory index is shown in connection with certain regulatory requirements to provide a broad measure of market performance. The S&P Global Infrastructure Total Return Index is a supplemental index that the Adviser believes is more representative of the Fund’s investment universe.

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. Furthermore, the after-tax returns shown are not relevant to shareholders who hold their shares through tax-deferred or other tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). In certain cases, Return After Taxes on Distributions and Sale of Fund Shares may be higher than the other return figures for the same period when a capital loss occurs upon the redemption of Fund shares because there is an assumed tax deduction that benefits the investor.

Management

The Adviser

Cromwell Investment Advisors, LLC is the Fund’s investment adviser.

The Sub-Adviser

Foresight Group LLP is the Fund’s investment sub-adviser.

Portfolio Managers

The following portfolio managers are jointly and primarily responsible for the day-to-day management of the Fund:

Nick Scullion

Portfolio Manager, Foresight Sub-Adviser;

Lead Portfolio Manager of the Fund since inception, January 2023.

Eric Bright, CFA®

Portfolio Manager, Foresight Sub-Adviser;

Co-Portfolio Manager of the Fund since inception, January 2023.

Summary Section	40	Cromwell Foresight Global Infrastructure Fund

Purchase and Sale of Fund Shares

You may purchase or redeem shares by mail addressed to Cromwell Foresight Global Infrastructure Fund, c/o BNY Mellon Investment Servicing (US) Inc., P.O. Box 534498, Pittsburgh, PA 15253-4498, or by telephone at 1-855-625-7333 (toll free), on any day the New York Stock Exchange (“NYSE”) is open for trading, or through a broker-dealer or other financial intermediary (such as a bank) approved by the Fund (an “Authorized Intermediary”). You may also purchase or redeem Fund shares by wire transfer. Purchases and redemptions by telephone are permitted if you have previously established these options for your account. Investors who wish to purchase or redeem Fund shares through an Authorized Intermediary should contact the Authorized Intermediary directly.

Minimum Investment Amounts

	Initial Investment	Subsequent Investments
Investor Class
Regular Accounts	$2,000	$100
Individual Retirement Accounts	$1,000	$100
Institutional Class
Regular Accounts	$100,000	$100
Individual Retirement Accounts	$25,000	$100

Tax Information

The Fund’s distributions may be taxed as ordinary income unless you are investing through a tax-deferred or other tax-advantaged arrangement, such as a 401(k) plan or an IRA. A portion of the Fund’s distributions may also be taxable as long-term capital gain. You may be taxed later upon withdrawal of monies from such tax-deferred or other tax-advantaged arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your financial professional to recommend the Fund over another investment. Ask your financial professional or visit your financial intermediary’s website for more information.

Summary Section	41	Cromwell Foresight Global Infrastructure Fund

Cromwell Greenspring Mid Cap Fund

Investment Objective

Cromwell Greenspring Mid Cap Fund’s (the “Greenspring Fund” or the “Fund”) investment objective is long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and examples below.

Shareholder Fees (fees paid directly from your investment)	Investor Class	Institutional Class
	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.25%	None
Other Expenses	0.38%	0.38%
Total Annual Fund Operating Expenses	1.38%	1.13%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(1)	1.38%	1.13%

(1)	Pursuant to an operating expense limitation agreement, Cromwell Investment Advisors, LLC, the Fund’s investment adviser (the “Adviser”), has agreed to waive its management fees and/or reimburse Fund expenses to ensure that Total Annual Fund Operating Expenses (exclusive of taxes, leverage interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, acquired fund fees and expenses, and extraordinary expenses) do not exceed 1.46% and 1.21% of the Fund’s average daily net assets for Investor Class shares and Institutional Class shares, respectively, through at least April 30, 2027 (“Expense Caps”). The operating expense limitation agreement can be terminated only by, or with the consent of, the Board of Trustees (the “Board”) of Total Fund Solution (the “Trust”). The Adviser may request recoupment of previously waived fees and paid expenses from the Fund for up to 36 months from the date such fees and expenses were waived or paid, subject to the operating expense limitation agreement, if such reimbursement will not cause the Fund’s expense ratio, after recoupment has been taken into account, to exceed the lesser of: (1) the expense limitation in place at the time of the waiver and/or expense payment; or (2) the expense limitation in place at the time of the recoupment.

Example

This example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and that you then redeem or hold all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	One Year	Three Years	Five Years	Ten Years
Investor Class	$141	$437	$755	$1,657
Institutional Class	$115	$359	$622	$1,375
Summary Section	42	Cromwell Greenspring Mid Cap Fund

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These transaction costs and potentially higher taxes, which are not reflected in the Total Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the fiscal year ended December 31, 2025, the portfolio turnover rate of the Fund was 6% of the average value of its portfolio.

Principal Investment Strategies

The Fund primarily invests in equity securities that its investment sub-adviser, Corbyn Investment Management, Inc. (the “Corbyn Sub-Adviser” or “Sub-Adviser”), believes are undervalued at the time of purchase and have the potential to provide capital appreciation, income, or a combination of both. Under normal circumstances, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of mid-sized capitalization U.S. companies (“mid cap companies”) at time of purchase which, for the purposes of the Fund, are those companies with market capitalizations similar to the market capitalizations of companies listed in the Russell Midcap® Index or the S&P MidCap 400® Index. The Fund’s equity securities investments may include common and preferred stocks of United States companies. As of March 31, 2026, the market capitalization of companies in the Russell Midcap® Index ranged from approximately $0.3 billion to $198 billion and the market capitalization of companies in the S&P MidCap 400® Index ranged from approximately $1.2 billion to $18.5 billion. The companies in which the Fund may invest are those the Sub-Adviser believes provide an attractive risk/reward value and are undervalued or inefficiently priced. The Sub-Adviser utilizes a research-intensive, bottom-up, fundamental “value” investing approach. The Sub-Adviser considers several factors, including, but not limited to, a company’s market position, management quality, balance sheet strength, free cash flow generation, and industry or company-specific catalysts. The Sub-Adviser may sell a security for a variety of reasons, including, but not limited to, when the Sub-Adviser’s analysis indicates that (1) continued investment in the security no longer represents a favorable risk-reward relationship; (2) a new security is determined to have a more attractive valuation; (3) the current business, future outlook or management of a particular company’s security has deteriorated; or (4) general market conditions favor a sale.

Principal Risks

In addition to possibly not achieving your investment goals, you could lose money by investing in the Fund. An investment in the Fund is not a deposit of the bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks of investing in the Fund are:

•	Mid-Cap Securities Risk. Equity securities of mid-cap companies may be subject to greater price volatility, significantly lower trading volumes, cyclical, static or moderate growth prospects and greater spreads between their bid and ask prices than equity securities of larger companies. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer isolated setbacks.
Summary Section	43	Cromwell Greenspring Mid Cap Fund

•	Industrial Sector Risk. The industrial sector can be significantly affected by, among other things, worldwide economic growth, supply and demand for specific products and services, rapid technological developments, international political and economic developments, environmental issues, tariffs and trade barriers, and tax and governmental regulatory policies. As the demand for, or prices of, industrials increase, the value of the Fund’s investments generally would be expected to also increase. Conversely, declines in the demand for, or prices of, industrials generally would be expected to contribute to declines in the value of such securities. Such declines may occur quickly and without warning and may negatively impact the value of the Fund and your investment.

•	Recent Market Events Risk. U.S. and international markets have experienced significant periods of volatility in recent months and years due to a number of economic, political and global macro factors including rising inflation, tariffs, trade disputes, the possibility of a national or global recession, the war between Russia and Ukraine,the conflict between Israel and Hamas, and the war between the U.S. and Iran. Inflation, rapid fluctuations in inflation rates and, tariffs and trade disputes may have negative effects on the economies and securities markets of the United States and other countries. Pandemics and epidemics have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Funds’ investments. The ongoing armed conflict between Ukraine and Russia in Europe, Israel and Hamas in the Middle East and the war between the U.S. and Iran could have severe adverse effects on the regional or global economies and the markets for certain securities.

•	Equity Securities Risk. Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in a portfolio manager’s ability to anticipate such changes that can adversely affect the value of the Fund’s holdings.

•	Market Changes Risk. The value of the Fund’s investments may change because of broad changes in the markets in which the Fund invests, which could cause the Fund to underperform other funds with similar objectives. From time to time, markets may experience periods of acute stress that may result in increased volatility and increased redemptions. Such conditions may add significantly to the risk of volatility in the net asset value (“NAV”) of the Fund’s shares.

•	Value Investing Risk. A value stock may decrease in price or may not increase in price as anticipated by the portfolio manager if other investors fail to recognize the company’s value or the factors that the portfolio manager believes will cause the stock price to increase do not occur.

•	Management Risk. Because the Fund is an actively managed investment portfolio, security selection or focus on securities in a particular style, market sector or group of companies may cause the Fund to incur losses or underperform relative to its benchmarks or other funds with a similar investment objective. There can be no guarantee that the Sub-Adviser’s investment techniques and risk analysis will produce the desired result.
Summary Section	44	Cromwell Greenspring Mid Cap Fund

•	Large-Capitalization Stock Risk. Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in consumer tastes or innovative smaller competitors. Also, large-capitalization companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion.

•	Preferred Stock Risk. Preferred stock represents an equity interest in a company that generally entitles the holder to receive dividends and a fixed share of the proceeds from the company’s liquidation. Preferred stock is subject to issuer-specific and market risk applicable generally to equity securities, and is also subject to many of the risks associated with debt securities, including interest rate risk. The value of preferred stock may decline if dividends are not paid. In certain situations an issuer may call or redeem its preferred stock or convert it to common stock. The market prices of preferred stocks are generally more sensitive to actual or perceived changes in the issuer’s financial condition or prospects than are the prices of debt securities.

•	Other Investment Companies Risk. Investing in other investment companies subjects the Fund to those risks affecting the investment companies themselves, including the possibility that the value of the underlying securities held by an investment company could decrease or an investment company’s portfolio becomes illiquid. Additionally, an investment company may not achieve its investment objective or execute its investment strategy effectively, which may adversely affect the Fund’s performance. To the extent that the Fund invests in other investment companies, investors in the Fund will bear both their proportionate share of expenses in the Fund and, indirectly, the expenses of the investment companies in which the Fund invests.

•	Information Technology Sector Risk. Factors such as the failure to obtain, or delays in obtaining, financing or regulatory approval, intense competition, product compatibility, consumer preferences, corporate capital expenditure, rapid obsolescence, competition from alternative technologies, and research and development of new products may significantly affect the market value of securities of issuers in the information technology sector.

•	Small- and Mid-Capitalization Stock Risk. Stocks of mid-cap companies may be subject to greater price volatility, significantly lower trading volumes, cyclical, static or moderate growth prospects and greater spreads between their bid and ask prices than stocks of larger companies. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer isolated setbacks.

Summary Section	45	Cromwell Greenspring Mid Cap Fund

Performance

The bar chart demonstrates the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. The Average Annual Total Returns table also demonstrates these risks by showing how the Fund’s average annual returns for the 1-year, 5-year, 10-year, and since inception periods compare with those of a broad measure of market performance. Performance data for the classes varies based on differences in their fee and expense structures.

Effective August 14, 2023, Greenspring Fund, Inc. (the “Predecessor Fund”), reorganized into the Fund (the “Reorganization”). Following the Reorganization, the Fund made certain changes to its principal investment strategies. Accordingly, performance information shown prior to August 14, 2023, is based on the Predecessor Fund’s principal investment strategies, and may not be representative of the Fund’s performance under its current principal investment strategies. Accordingly, the returns for Institutional Class shares in the bar chart and table are the returns of the Predecessor Fund. The Predecessor Fund did not offer Investor Class shares. Returns of the Investor Class shares shown in the table prior to the Reorganization reflect the returns of the Institutional Class shares, adjusted to reflect the expenses of the Investor Class. The performance returns for the Investor Class will be lower than those of the Institutional Class due to the higher expenses.

The Fund has adopted the Financial Statements of the Predecessor Fund. The Predecessor Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Fund’s website at www.thecromwellfunds.com or by calling the Fund at 1-855-625-7333 (toll free).

Summary Section	46	Cromwell Greenspring Mid Cap Fund

Calendar Year Total Return

for Institutional Class Shares as of December 31

Best Quarter: 16.94% (Quarter ended December 31, 2020)

Worst Quarter: (26.16)% (Quarter ended March 31, 2020)

Average Annual Total Returns (For the periods ended December 31, 2025)	1 Year	5 Years	10 Years
Institutional Class
Return Before Taxes	6.18%	9.83%	8.81%
Return After Taxes on Distributions	4.02%	7.91%	6.88%
Return After Taxes on Distributions and Sale of Fund Shares	5.23%	7.57%	6.71%
Russell 3000 Total Return Index (reflects no deduction for fees, expenses, or taxes)	15.71%	11.18%	10.46%
Russell Mid Cap Total Return Index (reflects no deduction for fees, expenses, or taxes)	10.60%	8.67%	11.01%
Greenspring Custom Blend Index (reflects no deduction for fees, expenses, or taxes)	12.00%	8.55%	8.19%

The Russell 3000 Total Return Index, a capitalization-weighted stock market index that seeks to be a benchmark of the entire U.S. stock market, is the Fund’s regulatory index. The Fund’s regulatory index is shown in connection with certain regulatory requirements to provide a broad measure of market performance. The Russell Mid Cap Total Return Index is a supplemental index that the Adviser believes is more representative of the Fund’s investment universe. The Fund’s blended benchmark consists of a weighted average comprised of 60% Russell 3000 Value Index, 30% ICE BAML 1-3yr BB Cash Pay High Yield Index, and 10% ICE BAML 3-month T-Bill Index (rebalanced monthly). The Russell 3000 Value Index is composed of those companies among the largest 3000 US-incorporated equities by market capitalization that exhibit value characteristics such as lower price-to-book ratios and lower expected

Summary Section	47	Cromwell Greenspring Mid Cap Fund

growth rates. This total return market index assumes that all cash distributions are reinvested, in addition to tracking the price movements. The ICE BAML 1-3 year BB Cash Pay High Yield Index, a subset of ICE BAML U.S. Cash Pay High Yield Index, consists of all securities rated BB- through BB+ by S&P with a remaining term to final maturity of 3 years or less. The ICE BAML U.S. 3-month T-Bill Index reflects the performance of purchasing a single T-Bill issue at the beginning of the month and holding it for a full month. An investment cannot be made directly into an index.

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. Furthermore, the after-tax returns shown are not relevant to shareholders who hold their shares through tax-deferred or other tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). After-tax returns are shown for the Institutional Class shares only and after-tax returns for the other classes will vary. In certain cases, Return After Taxes on Distributions and Sale of Fund Shares may be higher than the other return figures for the same period when a capital loss occurs upon the redemption of Fund shares because there is an assumed tax deduction that benefits the investor.

Management

The Adviser

Cromwell Investment Advisors, LLC (the “Adviser”) is the Fund’s investment adviser.

The Sub-Adviser

Corbyn Investment Management, Inc. is the Fund’s investment sub-adviser.

Portfolio Managers

The following portfolio managers are jointly and primarily responsible for the day-to-day management of the Fund:

Charles vK. Carlson, CFA®

Portfolio Manager, Corbyn Sub-Adviser;

Portfolio Manager of the Fund and the Predecessor Fund since January 1987.

Michael Goodman, CFA®

Portfolio Manager, Senior Vice President and Director, Corbyn Sub-Adviser;

Portfolio Manager of the Fund and the Predecessor Fund since May 2022.

Purchase and Sale of Fund Shares

You may purchase or redeem shares by mail addressed to Cromwell Greenspring Mid Cap Fund, c/o BNY Mellon Investment Servicing (US) Inc., P.O. Box 534498, Pittsburgh, PA 15253-4498, or by telephone at 1-855-625-7333 (toll free), on any day the New York Stock Exchange (“NYSE”) is open for trading, or through a broker-dealer or other financial intermediary (such as a bank) approved by the Fund (an “Authorized Intermediary”). You may also purchase or redeem Fund shares by wire transfer. Purchases and

Summary Section	48	Cromwell Greenspring Mid Cap Fund

redemptions by telephone are permitted if you have previously established these options for your account. Investors who wish to purchase or redeem Fund shares through an Authorized Intermediary should contact the Authorized Intermediary directly.

Minimum Investment Amounts

	Initial Investment	Subsequent Investments
Investor Class
Regular Accounts	$2,000	$100
Individual Retirement Accounts	$1,000	$100
Institutional Class
Regular Accounts	$100,000	$100
Individual Retirement Accounts	$25,000	$100

Tax Information

The Fund’s distributions may be taxed as ordinary income unless you are investing through a tax-deferred or other tax-advantaged arrangement, such as a 401(k) plan or an IRA. A portion of the Fund’s distributions may also be taxable as long-term capital gain. You may be taxed later upon withdrawal of monies from such tax-deferred or other tax-advantaged arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your financial professional to recommend the Fund over another investment. Ask your financial professional or visit your financial intermediary’s website for more information.

Summary Section	49	Cromwell Greenspring Mid Cap Fund

Investment Strategies, Related Risks and Disclosure of Portfolio Holdings

Investment Objective

The investment objective of the CenterSquare Fund is to achieve a combination of income and long-term capital appreciation.

The investment objective of both the Long Short Fund and the Foresight Fund is capital appreciation.

The investment objectives of the Tran Fund is to provide principal preservation and long-term capital appreciation.

The investment objective of the Greenspring Fund is long-term capital appreciation.

Changes in Investment Objective. Each Fund’s investment objective is non-fundamental and may be changed without shareholder approval upon at least 60 day prior written notice to shareholders.

Principal Investment Strategies

Cromwell CenterSquare Real Estate Fund:

The CenterSquare Fund applies fundamental investment research techniques when deciding which securities to buy or sell. Typically, the Fund:

•	Monitors factors such as real estate trends and industry fundamentals of real estate sectors including office, apartment, retail, hotel, and industrial.
•	Selects stocks by evaluating each company’s real estate value, quality of its assets, and management record for improving earnings and increasing asset value relative to other publicly traded real estate companies.
•	Sells all or part of the Fund’s holdings in a particular security if:

—The security appreciates to a premium relative to other real estate companies; or

—The anticipated return is not sufficient compared with the risk of continued ownership.

Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in stocks of companies principally engaged in the real estate industry, including REITs. The Fund will provide shareholders with at least 60 days’ prior written notice of any change in this policy.

The Fund’s compliance with its investment limitations and requirements described in the Prospectus is usually determined at the time of investment. If such percentage limitation is complied with at the time of an investment, any subsequent change in percentage resulting from a change in values or assets, or a change in market capitalization of a company, will not constitute a violation of that limitation.

Investment Objectives, Strategies, Risks	50

Cromwell Long Short Fund:

The Fund seeks capital appreciation while trying to achieve lower volatility than the broad equity market.

To achieve the Fund’s investment objective, Mutual of America Capital Management, LLC (“MoA” or “Sub-Adviser”), employs a long/short strategy and allocates the Fund’s assets by primarily investing in large and mid-capitalization equity securities. Under normal market conditions, the Sub-Adviser generally expects to maintain the Fund’s long positions in a range between 80% to 100% of net assets, not exceeding 120% of the Fund’s net assets, and its short positions at approximately 20% of net assets, which may range between 10% to 30%, consistent with the Sub-Adviser’s expectations of investment opportunities within the equity market.

The Sub-Adviser primarily utilizes fundamental and quantitative research to construct the Fund’s portfolio. Generally, long positions are held in companies that the Sub-Adviser believes to be undervalued or have superior growth potential relative to its peers, while short positions are held in companies where the opposite is true, or to capture a specific risk identified in the market.

The Fund’s equity securities investments may include common stocks of United States companies of any size, but the Sub-Adviser expects to invest in long and short positions primarily in the large and mid-capitalization segments of the equity market.

The Fund will engage in short sales of securities for hedging purposes and to profit from an anticipated decline in the price of the securities sold short.

The asset allocation strategies utilized by the Sub-Adviser will apply a quantitative screen to prioritize investment opportunities for further fundamental analysis. This quantitative and research-driven process will be applied to both the long and short investment positions of the fund. The Sub-Adviser may select growth stocks or value stocks as it deems appropriate.

The Sub-Adviser may sell a security once it believes it has achieved its expected return or if it believes there are superior investment opportunities available. The Sub-Adviser may also sell securities if its thesis about the security changes or it needs to make portfolio adjustments to stay within portfolio construction guidelines. The Sub-Adviser may cover the short sale of a security once it has achieved its expected return, or it believes there are superior investment opportunities available. The Portfolio Managers have a collaborative approach to ensure the construction of a diversified portfolio, while prioritizing the potential for higher returns and minimizing unwanted risks.

Cromwell Tran Focus Fund:

Under normal market conditions, the Tran Fund will invest at least 80% of its assets in sustainable equity securities. For this purpose, the Tran Sub-Adviser defines sustainable securities as those that score 3 or higher on its internal 5-point ESG scale based on the evaluation of factors described below. In ranking a company’s ESG criteria, the Sub-Adviser considers both the external impact of a company’s product or service and the company’s internal policies, controls, and interactions with shareholders, employees, and

Investment Objectives, Strategies, Risks	51

other stakeholders. External and internal factors are weighted equally. The Sub-Adviser does not employ negative screening and will consider all companies in all industries for the portfolio.

The Sub-Adviser uses an intensive fundamental due diligence process to attempt to identify companies that meet its proprietary investment criteria based on the objective of preserving principal and capital appreciation. The Sub-Adviser identifies mid- and large-cap companies that it believes have a sustainable competitive advantage. The Sub-Adviser then evaluates the resulting universe of companies for those that generally exhibit the following characteristics:

•	a proven track record of financial success;
•	a consistent and sustainable high or improving return on capital;
•	high margins, strong cash flow and zero to moderate debt;
•	high barrier to entry;
•	a stable growth business with opportunity for continued growth;
•	customer focused;
•	recurring revenues;
•	sustainable products, services, and actions;
•	positive interactions with customers, employees, and communities in which businesses operate; and
•	strong governance that is structured in the interests of shareholders.

The Sub-Adviser then assesses the management teams of the companies that meet the criteria detailed above. The Sub-Adviser favors management teams that, in its estimation, are owner-oriented (minimal dilution from stock options, repurchases stock opportunistically and empowers its employees), respected, candid, accessible and communicative.

Consistent with preserving capital, the Sub-Adviser intends to select investments that, in its opinion, have low downside risk and high upside potential. Through its investment process, the Sub-Adviser seeks to build an understanding of the financial drivers, addressable market, competitive landscape, key risks and uncertainties, and attractiveness of valuation. The Sub-Adviser believes that its ESG framework can aid in identifying sustainable franchises and may, in its view, better position the Fund to perform over the long term and through market cycles.

The Sub-Adviser’s internally-developed ESG framework considers environmental, social, and governance risks and to identify potential value-creation opportunities. Specifically, the Sub-Adviser seeks to assess an investment’s merits through the lens of environmental, social, and governance issues by considering the both the external impact of the product or service offered by a company and the internal policies, controls, and interactions with shareholders, employees, and other stakeholders.

External factors considered include, but are not limited to:

•	a company’s contribution to climate change and goals for reaching net zero
Investment Objectives, Strategies, Risks	52

•	impact on natural resources
•	promotion of clean, renewable, and green activities
•	product safety and responsibility
•	interaction with the communities served by the company
•	promotion of access to information, healthcare, financing, etc.
•	strength of ESG reporting and quality of disclosures and transparency

Internal factors considered include, but are not limited to:

•	policies and actions that promote sustainability
•	footprint of corporate facilities
•	treatment of employees
•	diversity & inclusion measures along with goals or policies for improvement
•	having and enabling a culture of feedback
•	diverse representation on the Board of Directors and executive team
•	management alignment with shareholders
•	strong checks and balances

By assessing positive, neutral, or negative impacts a company has on internal and external environmental, social, and governance issues, the Sub-Adviser aims to identify value-creating opportunities from companies that have positive impacts and avoid value-destructing risk. The Sub-Adviser, at its discretion, may also engage with company management and boards of directors on the topics of governance and corporate social responsibility. In addition to the Sub-Adviser’s internal research and proprietary ESG assessment, it also uses third-party ESG scoring systems, including but not limited to Bloomberg, ISS and Sustainalytics, at the Sub-Adviser’s discretion, to complement its research. The Sub-Adviser can choose to override the third-party ESG scoring system at any time.

The Sub-Adviser intends to purchase securities that trade at a discount to their calculated intrinsic value, thus providing a margin of safety to the investment. The Sub-Adviser believes the intrinsic value of a business is determined by the future cash flows the business generates. These cash flows are a function of the returns on invested capital and growth the company achieves. The intrinsic value is estimated utilizing a number of methodologies, including discounted cash flow analysis, cash flow yield and valuation multiples. The Sub-Adviser reviews the market price of the companies of interest versus their estimate of intrinsic value to determine which companies are attractively priced.

The Sub-Adviser takes its role as a shareowner of these various companies seriously and participates in shareholder proposal filings, voting proxies in accordance with our proxy voting guidelines, and participating in the annual shareholder meeting process. Through this effort, the Sub-Adviser seeks to encourage a company’s management toward greater transparency, accountability, disclosure and commitment to ESG issues.

Investment Objectives, Strategies, Risks	53

The Sub-Adviser may choose to sell securities from the portfolio when the fundamentals of the company are deteriorating or when the Sub-Adviser identifies better opportunities. If a highly-rated ESG company has realized the Sub-Adviser’s goals and future growth slows, then the Sub-Adviser may determine it is appropriate to sell that security. Conversely, if a poorly-rated ESG company is relatively inexpensive, is making progress in improving their ESG qualities and has strong growth prospects, then the Sub-Adviser may determine it is appropriate to increase the security’s weighting in the Fund. In that regard, the Sub-Adviser’s assessments regarding ESG factors may not be determinative, and securities that may score poorly with respect to such factors may be purchased and retained by the Fund while the Fund may sell or not invest in securities that may score strongly on such factors. Securities in the Fund’s portfolio that score poorly (i.e., 2 or less on the Sub-Adviser’s 5-point scale) with respect to the ESG factors described above will not be counted towards the Fund’s 80% policy. The Sub-Adviser may evaluate relative security valuations and assess the competitive dynamics and future opportunities for companies to determine it is preferable to increase positions in a company that scores poorly on its ESG assessment, while decreasing the position of a stock that scores strongly in such factors.

Cromwell Foresight Global Infrastructure Fund:

Under normal circumstances, the Foresight Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of sustainable infrastructure companies. This investment policy may be changed by the Board without shareholder approval, but shareholders would be given at least 60 days’ written notice before any such change.

The Fund will invest directly in the shares of companies (including listed investment trusts, real estate investment trusts (“REITs”), ETFs or units of master limited partnerships (“MLPs”) that, in each case, invest in infrastructure companies and are publicly-traded (listed) on stock exchanges in developed markets, meaning North America, Western Europe and Asia Pacific (specifically Australia, New Zealand, Singapore, Japan, Hong Kong); and that own and operate real infrastructure or sustainable assets anywhere in the world. Such companies’ revenue streams are typically directly or indirectly supported by long-term government or public sector contracts and government supported initiatives.

The Fund’s investment in infrastructure-related companies organized as MLPs may include up to 20% of its net assets in MLPs that are not taxed as regular corporations for U.S. federal income tax purposes. The MLPs in which the Fund invests are publicly traded partnerships or limited liability companies engaged, among other things, in the transportation, storage, processing, refining, marketing, exploration, production and mining of minerals and natural resources. MLPs are partnerships the interests of which are registered with the Securities and Exchange Commission and are able to trade on public securities exchanges like shares of a corporation.

The Fund considers a company to be an infrastructure company if it derives at least 50% of its revenue or profits from the ownership or operation of infrastructure assets, such as the physical structures, networks and systems of transportation, energy, water and sewage, medical facilities, government facilities and communication assets.

Investment Objectives, Strategies, Risks	54

The Fund defines “sustainable companies” as companies which, through both their business operations and the impact of their products or services, have a positive environmental and/or social effect on their stakeholders. The Fund’s sustainability criteria states that the Fund will only invest in the shares of a company if Foresight as the Sub-Adviser, in its discretion, considers that the company delivers a net social or environmental benefit. In determining whether a company delivers a net social or environmental gain, the Sub-Adviser will assess company shares based on the ten principles of the United Nations Global Compact for business which cover areas including human rights, labor rights, environmental safeguards and combating bribery and corruption. The Sub-Adviser utilizes its own company research and the portfolio manager’s judgment to determine if a company is contributing positively to sustainable development. The Sub-Adviser may but is not obligated to consider external research from third-party providers.

The sustainable infrastructure companies in which the Fund invests will typically own and operate assets in the following infrastructure subsectors: renewable energy generation (e.g., offshore wind, onshore wind, solar energy, and hydro-electricity), core economic infrastructure (e.g., schools, hospitals and transport), property with infrastructure characteristics (e.g., social housing and medical facilities) and digital infrastructure (e.g., data centers and communications towers).

As a “global” Fund, under normal market conditions, the Fund will provide exposure to investments that are economically tied to at least three different countries, not including the U.S. Under normal circumstances, at least 40%, unless market conditions are not deemed favorable, in which case at least 30%, of the Fund’s net assets will provide exposure to investments that are economically tied to countries other than the U.S, including depositary receipts. The Fund considers a company to be located outside the U.S. when the company’s primary listing location or headquarters is outside of the U.S. No more than 50% of the Fund by value will be invested in shares of companies that have a primary listing in a single country.

The Fund may also invest in cash for liquidity and cash flow purposes and to pay Fund expenses and redemptions.

Sustainability considerations play an important role in the Sub-Adviser’s stock selection process. The Sub-Adviser uses a combination of qualitative and quantitative measurements when determining when a company meets the sustainability criteria. From a qualitative perspective, the Sub-Adviser’s due diligence process involves an initial framework driven approach assessing whether a company aligns with the 10 principles of the UN Global Compact (“UNGC”) combined with a qualitative assessment on whether the company’s strategy, economic activity, and fundamental purpose help to deliver environmental or social benefits. This is assessed on an ongoing basis through continued monitoring and engagement with the company. Ongoing engagement with holdings includes discussions to improve climate-related practices, change sustainability outcomes, and improve disclosures. Furthermore, the Sub-Adviser will undertake continued engagement with the company to ensure that the business model, sustainability strategy, investment strategy, and risk policies continue to align with the initial assessment. From a quantitative perspective, the Sub-Adviser may, but is not obligated to, assess, interpret and evaluate data and analysis provided by external research providers as part of its process. This is an important pillar upon which assessments of the continued compliance of securities to the Fund’s sustainability criteria is measured.

Investment Objectives, Strategies, Risks	55

The Sub-Adviser continuously tracks the operational performance of the Fund’s holdings with a specific focus on impact metrics, ESG performance, and progress against targets and goals. For this purpose, impact metrics include carbon footprint as a proportion of enterprise value, the proportion of a company’s activities negatively affecting biodiversity-sensitive areas, violations of the UN Global Compact Principles, and board gender diversity. The Sub-Adviser has developed a data-driven proprietary monitoring system which evaluates holdings across multiple metrics and key performance indicators to enable the identification of relative weaknesses and evaluation of progress over the holding period. This engagement forms part of the ongoing monitoring process. If the Sub-Adviser believes that after initial due diligence, ongoing monitoring, and engagement a security no longer meets the threshold required to match the Fund’s sustainability criteria, the Sub-Adviser will not make any further investments in the company and, in an orderly fashion, will seek to sell its investment from such a company in a controlled and orderly manner.

The Sub-Adviser maintains a database used to monitor companies on a standalone basis, within their sector, and relative to peers and industry leaders. Those data points include:

•	security information,
•	external third-party ESG ratings,
•	environmental data (such as portfolio weighted carbon footprint, emissions reduction initiatives, and waste reduction policies)
•	social, including UNGC Principles (such as Human Rights Policies, Policy Against Child Labor, Modern Slavery Statement), human capital (such as employee engagement surveys and whistleblowing policies), community impact, product responsibility (such as health and safety policies and training policies)
•	governance, including Board performance and compensation for executives.

The Sub-Adviser’s process in conducting its sustainability assessment involves:

1.	Sustainability overview — Prepare a summary of overall due diligence findings related to sustainability and overview of company operations.
2.	United Nations Global Compact Assessment overview — Review evidence-based assessment of each company’s compliance with the ten principles of the UNGC following company due diligence meetings, regulatory filings, and review of policies and procedures.
3.	Net Social and/or Environmental Benefit overview — Assess each asset / sector impact on the environment and society. Each asset / sector is given a rating of “positive,” “neutral,” or “negative.” Evidence for each assessment is provided and the weight of the asset is included in the assessment. Percentage weightings of each asset type / sector are used to determine net benefit.
4.	Qualitative Review overview — Conduct a holistic review of each company’s own strategy, sustainability integration and performance on a standalone basis, within their sector and relative to peers and industry leaders.
5.	Future Areas to Re-assess overview — Identify topics during due diligence for specific focus, key performance indicators, and engagement with management.
6.	Conclusion overview — Summarize the process and findings.
Investment Objectives, Strategies, Risks	56

The process above includes quantitative and qualitative inputs with the overall goal to identify companies that meet the sustainable investment criteria of complying with the ten UNGC principles and delivering a net environmental and/or social benefit. Key performance indicators for individual companies may include specific goals (e.g., a company may commit to signing up to the UNGC and that would be a specific and measurable KPI with a quantitative, binary outcome). Some KPIs require more assessment and context.

The Fund may have significant investments in securities of companies within the same economic sector, such as the Industrials Sector. The Fund is non-diversified, which means that it can invest a greater percentage of its assets in a small group of issuers or in any one issuer compared to a diversified fund can.

Cromwell Greenspring Mid Cap Fund:

The Greenspring Fund primarily invests in equity securities that Corbyn, as the Sub-Adviser believes are undervalued at the time of purchase and have the potential to provide capital appreciation, income, or a combination of both. Under normal circumstances, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of mid-sized capitalization U.S. companies (“mid cap companies”) at time of purchase which, for the purposes of the Fund, are those companies with market capitalizations similar to the market capitalizations of companies listed in the Russell Midcap® Index or the S&P MidCap 400® Index. The Fund’s equity securities investments may include common and preferred stocks of United States companies. As of March 31, 2026, the market capitalization of companies in the Russell Midcap® Index ranged from approximately $0.9 billion to $116.7 billion and the market capitalization of companies in the S&P MidCap 400® Index ranged from approximately $1.7 billion to $28.0 billion.

The Fund employs a research-intensive, bottom-up, fundamental “value” investing approach in which the Sub-Adviser searches the investment universe for securities which, based on its analysis, it believes are undervalued or inefficiently priced. As these securities become more “correctly” valued by the investment community, they may provide the Fund with positive returns. The Fund may purchase relatively large positions in securities that the Sub-Adviser believes are significantly undervalued. Value investing generally emphasizes securities of companies whose stock prices do not reflect their full economic opportunities. The Fund’s equity investments are usually in stocks that trade at prices that the Sub-Adviser believes represent discounts relative to (1) historical valuations, (2) the market valuations of peers, and/or (3) the valuations of the market as a whole.

In researching investments, the Sub-Adviser focuses on the following factors:

•	Free cash flow. Free cash flow measures the cash-generating capability of a company by adding certain non-cash charges (e.g., depreciation and amortization) to earnings and subtracting recurring capital expenditures. A company’s free cash flow can be used to expand or finance operations. Free cash flow can be used to benefit shareholders through growth opportunities, debt reduction, stock repurchases, and/or dividend increases.
Investment Objectives, Strategies, Risks	57

•	Financial strength. Companies that are well-capitalized and whose management teams can focus on shareholder-enhancing opportunities are more likely to be successful investments than those that need to focus on managing balance sheet structure, liquidity and meeting debt obligations.
•	Management capability. The Fund seeks to invest in companies whose management teams have historically acted in the shareholders’ best interests and have managed their companies with the goal of improving shareholder value. Often, these management teams have a significant investment in their company’s stock, thus aligning their interests with those of the company’s shareholders.
•	Industry and/or Company-Specific Catalysts. Investments in companies with certain tailwinds can drive fundamental improvement and shareholder value, independent of macroeconomic conditions.

The Sub-Adviser may sell a security for a variety of reasons, including, but not limited to, when the Sub-Adviser’s analysis indicates that (1) continued investment in the security no longer represents a favorable risk-reward relationship; (2) a new security is determined to have a more attractive valuation; (3) the current business, future outlook or management of a particular company’s security has deteriorated; or (4) general market conditions favor a sale.

Temporary Strategies; Cash or Similar Investments. For temporary defensive purposes, in response to adverse market, economic, political, or other conditions, up to 100% of the Fund’s total assets may be invested in high-quality, short-term debt securities and money market instruments. For longer periods of time, the Fund may hold a substantial cash position. These short-term debt securities and money market instruments include shares of corporate and government money market mutual funds and U.S. Government securities. Taking a temporary defensive position in cash or holding a large cash position for an extended period of time may result in the Fund not achieving its investment objective. Furthermore, to the extent that the Fund invests in money market mutual funds for its cash position, there will be some duplication of expenses because the Fund would bear its pro rata portion of such money market funds’ management fees and operational expenses.

Other Investment Strategies and Policies

In anticipation of or in response to adverse market or other conditions or atypical circumstances such as unusually large cash inflows or redemptions, each Fund may temporarily hold all or a portion of its assets in U.S. Government securities, money market funds, cash or cash equivalents. The Adviser will determine when market conditions warrant temporary defensive measures. Under such conditions, the applicable Fund may not invest in accordance with its investment objective or principal investment strategy and may not achieve its investment objective.

Principal Risks

Before investing in the Funds, you should carefully consider your own investment goals, the amount of time that you are willing to leave your money invested and the amount of risk that you are willing to take. In addition to possibly not achieving your investment goals, you could lose money by investing in the Funds. Information about the Funds’ objective, principal investment strategies, investment practices and principal risks appears at the beginning of this Prospectus. Additional information about the investment practices of the Funds and risks pertinent to these practices is included in the Statement of Additional

Investment Objectives, Strategies, Risks	58

Information (“SAI”). The information below describes in greater detail the other risks pertinent to the Funds. The Funds’ principal risks are presented in alphabetical order to facilitate finding particular risks and comparing them with other funds. Each risk summarized below is considered a “principal risk” of investing in the Funds, unless stated otherwise, regardless of the order in which it appears.

	CenterSquare	Long Short	Tran	Foresight	Greenspring
Active Management Risk	X	X	X	X	X
Changing Distribution Level Risk	X
Depositary Receipts Risk				X
Equity Securities Risk	X	X	X	X	X
ESG Strategy Risk			X	X
Exchange-Traded Fund Risk	X			X
Foreign Securities Risk				X
Growth Stocks Risk		X	X		X
Industrial Sector Risk		X	X	X	X
Information Technology Sector Risk		X	X	X	X
Infrastructure Companies Risk				X
IPO Risk	X
Large-Capitalization Stock Risk	X	X	X		X
Listed Investment Trusts Risk				X
Management Risk	X	X	X	X	X
Market Changes Risk	X	X	X	X	X
Master Limited Partnership Risk				X
Mid-Capitalization Stock Risk	X	X	X	X	X
Mid-Cap Securities Risk	X	X	X	X	X
MLP Tax Risk				X
Non-Diversified Fund Risk	X		X	X
Other Investment Companies Risk		X		X	X
Preferred Stock Risk					X
Real Estate Industry Risk	X
Recent Market Events Risk	X	X	X	X	X
REIT Investment Risk	X			X
Investment Objectives, Strategies, Risks	59

	CenterSquare	Long Short	Tran	Foresight	Greenspring
Risk of Focusing Investment on Region or Country				X
Sector Risk	X		X
Short Selling Risk		X
Small- and Mid-Capitalization Stock Risk	X	X	X	X	X
Sustainable Investment Risk			X	X
Tax Risk		X
Value Investing Risk		X	X		X

Active Management Risk. A portfolio manager’s judgments about the potential value or price appreciation of an investment may prove to be incorrect or fail to have the intended results, which could negatively impact the Fund’s performance and cause it to underperform relative to other funds with similar investment goals or relative to its benchmark, or not to achieve its investment goal. A portfolio manager’s investment strategies are also discretionary and there can be no assurance that their investment strategies will be advantageous for the Fund. From time to time, the activities of a portfolio manager’s firm (and/or its affiliates) may be limited because of regulatory restrictions and/or their own internal policies or market, liquidity or other issues which may limit the investment opportunities for the Fund. Investments held for cash management or temporary defensive investing purposes can fluctuate in value and are subject to risk, including market and regulatory, interest rate and credit risks. Uninvested cash will be subject to the credit risk of the depositary institution holding the cash, in which case it is possible that no income would be earned on the cash and yield would go down. If significant assets are used for cash management or defensive investing purposes, investment goals may not be met.

Changing Distribution Level Risk. The Fund will normally receive income which may include interest, dividends and/or capital gains, depending upon its investments. The distribution amount paid by each Fund will vary and generally depends on the amount of income the Fund earns (less expenses) on its portfolio holdings, and capital gains or losses it recognizes. A decline in the Fund’s income or net capital gains arising from its investments may reduce its distribution level.

Depositary Receipts Risk. The Fund may invest in securities of non-U.S. issuers directly or in the form of American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”) or other similar securities representing ownership of securities of non-U.S. issuers held in trust by a bank, exchange or similar financial institution. These securities may not necessarily be denominated in the same currency as the securities they represent. Designed for use in United States, European and international securities markets, as applicable, ADRs, EDRs and GDRs are alternatives to the purchase of the underlying securities in their national markets and currencies, but are subject to the same risks as the non-U.S. securities to which they relate.

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ADRs are receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs are receipts issued in Europe typically by non-U.S. banking and trust companies that evidence ownership of either foreign or U.S. securities. GDRs are receipts issued by either a U.S. or non-U.S. banking institution evidencing ownership of the underlying non-U.S. securities. Generally, ADRs, in registered form, are designed for use in U.S. securities markets, and EDRs and GDRs are designed for use in European and international securities markets. An ADR, EDR or GDR may be denominated in a currency different from the currency in which the underlying foreign security is denominated.

Equity Securities Risk. Publicly held corporations may raise needed cash by issuing or selling equity securities to investors. When each Fund buys the equity securities of a corporation it becomes a part owner of the issuing corporation. Equity securities may be bought on domestic stock exchanges, foreign stock exchanges, or in the over-the-counter market. There are many different types of equity securities, including (without limitation) common stocks, preferred stocks, ADRs, and real estate investment trusts.

Investors buy equity securities to make money through dividend payments and/or selling them for more than they paid. The risks involved with investing in equity securities include (without limitation):

•	Changing economic conditions: Equity securities may fluctuate as a result of general economic conditions, including changes in interest rates.
•	Industry and company conditions: Certain industries or individual companies may come in and out of favor with investors. In addition, changing technology and competition may make the equity securities of a company or industry more volatile.
•	Security selection: A portfolio manager may not be able to consistently select equity securities that appreciate in value or anticipate changes that can adversely affect the value of each Fund’s holdings. Investments in smaller and mid-size companies may be more volatile than investments in larger companies.

ESG Strategy Risk. The Sub-Adviser’s consideration of ESG criteria in its investment process could cause the Fund to forgo investment opportunities available to funds not using these criteria and underperform such funds. The Sub-Adviser’s determination of what constitutes ESG criteria and its process to evaluate the ESG criteria may differ from other investment advisers. Further, there can be no assurance that the ESG criteria utilized by the sub-advisers or any judgment exercised by the sub-advisers will reflect the beliefs or values of any particular investor. An independent third-party ESG data provider’s assessment of the financial materiality of ESG factors could be inaccurate, and the provider could delay ESG data delivery and evaluation (e.g., changing geo-political risks that may impact involvement in one or more excluded activity), which may have an adverse impact on the Fund’s performance or cause the Fund to hold a security that might be ranked low from an environmental, social or governance perspective, or its methodology could be based on a methodology or perspective different from another provider’s. Because the methodologies for providers are different, if one of the third-party ESG data providers were to be replaced, the Fund’s portfolio could look different. Application of the ESG criteria may also affect the Fund’s exposure to certain sectors or types of investments and may impact the Fund’s relative investment performance depending on whether such sectors or investments are in or out of favor in the market. Given

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that the ESG criteria is qualitative and subjective by nature, there can be no assurance that the ESG criteria utilized by the sub-adviser or any judgment exercised by the sub-adviser will reflect the beliefs or values of any particular investor. Given the subjective nature of ESG criteria, it is also possible that the ESG exclusions and metrics screens may not always be effective in screening out all ESG issues that an issuer might have. In addition, regulations and industry practices related to ESG are evolving rapidly, and the sub-adviser’s practices may change if required to comply with such regulations or adopt such practices.

Exchange-Traded Fund Risk. To the extent each Fund may invest in securities of other investment companies, a Fund may invest in shares of ETFs. ETFs are investment companies that trade like stocks. The price of an ETF is derived from and based upon the securities held by the ETF. However, like stocks, shares of ETFs are not traded at NAV, but may trade at prices above or below the value of their underlying portfolios. The level of risk involved in the purchase or sale of an ETF is similar to the risk involved in the purchase or sale of a traditional common stock, except that the pricing mechanism for an ETF is based on a basket of securities. Thus, the risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile than the underlying portfolio of securities. Disruptions in the markets for the securities underlying ETFs purchased or sold by each Fund could result in losses on a Fund’s investment in ETFs. ETFs are subject to management fees and other fees that may increase their costs versus the costs of owning the underlying securities directly. Each Fund may from time to time invest in ETFs, primarily as a means of gaining exposure for its portfolio to the market without investing in individual securities, particularly in the context of managing cash flows into a Fund.

Each Fund may rely on Rule 12d1-4 of the 1940 Act, which allows a fund to invest in other funds, including ETFs, in excess of the limits imposed by Section 12(d)(1) of the 1940 Act, subject to certain conditions specified in the Rule.

Foreign Securities Risk. Generally, foreign securities are issued by companies organized outside the U.S. and are traded primarily in markets outside the U.S., but foreign debt securities may be traded on bond markets or over-the-counter markets in the U.S. Foreign securities may be more difficult to sell than U.S. securities. Investments in foreign securities may involve difficulties in receiving or interpreting financial and economic information, possible imposition of taxes, higher brokerage and custodian fees, possible currency exchange controls or other government restrictions, including possible seizure or nationalization of foreign deposits or assets. Foreign securities may also be less liquid and more volatile than U.S. securities. Companies in many foreign markets are not subject to the same degree of regulatory requirements, accounting standards or auditor oversight as companies in the U.S., and as a result, information about the securities in which each Fund invests may be less reliable or complete. Similarly, there may also be difficulty in invoking legal protections across borders. Increased interconnectivity of world economies and financial markets increases the possibility that adverse developments and conditions in one country or region will affect the stability of economies and financial markets in other countries or regions. In addition, investments in emerging market countries present risks to a greater degree than those presented by investments in countries with developed securities markets and more advanced regulatory systems. See “Emerging Markets Risk” above.

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Many of the foreign securities in which each Fund may invest will be denominated or quoted in a foreign currency. Changes in foreign currency exchange rates will affect the value of securities denominated or quoted in foreign currencies. Exchange rate movements can be large and can endure for extended periods of time, and may unfavorably affect the value of each Fund’s assets. However, each Fund may engage in foreign currency transactions to attempt to protect itself against fluctuations in currency exchange rates in relation to the U.S. dollar.

Growth Stocks Risk. The Fund may invest in equity securities of companies that a portfolio manager believes will experience relatively rapid earnings growth. Such “growth stocks” typically trade at higher multiples of current earnings than other securities. Therefore, the values of growth stocks may be more sensitive to changes in current or expected earnings than the values of other securities.

The principal risk of investing in growth stocks is that investors expect growth companies to increase their earnings at a certain rate that is generally higher than the rate expected for non-growth companies. If these expectations are not met, the market price of the stock may decline significantly, even if earnings showed an absolute increase. Growth stocks also typically lack the dividend yield that can cushion stock prices in market downturns.

Industrial Sector Risk. The value of securities issued by companies in the industrials sector may be adversely affected by supply and demand related to their specific products or services and industrials sector products in general. The products of manufacturing companies may face obsolescence due to rapid technological developments and frequent new product introduction. Government regulations, world events, economic conditions and exchange rates may adversely affect the performance of companies in the industrials sector. Companies in the industrials sector may be adversely affected by liability for environmental damage and product liability claims. The industrials sector may also be adversely affected by changes or trends in commodity prices, which may be influenced by unpredictable factors. Companies in the industrials sector, particularly aerospace and defense companies, may also be adversely affected by government spending policies because companies involved in this sector rely to a significant extent on government demand for their products and services.

Information Technology Sector Risk. Companies in the information technology sector may be adversely affected by the failure to obtain, or delays in obtaining, financing or regulatory approval, intense competition, both domestically and internationally, product compatibility, consumer preferences, corporate capital expenditure, rapid obsolescence and competition for the services of qualified personnel. Companies in the information technology sector also face competition or potential competition with numerous alternative technologies. In addition, the highly competitive information technology sector may cause the prices for these products and services to decline in the future.

Information technology companies may have limited product lines, markets, financial resources or personnel. Companies in the information technology sector are heavily dependent on patent and intellectual

Investment Objectives, Strategies, Risks	63

property rights. The loss or impairment of these rights may adversely affect the profitability of these companies.

The information technology sector is subject to rapid and significant changes in technology that are evidenced by the increasing pace of technological upgrades, evolving industry standards, ongoing improvements in the capacity and quality of digital technology, shorter development cycles for new products and enhancements, developments in emerging wireless transmission technologies and changes in customer requirements and preferences. The success of sector participants depends substantially on the timely and successful introduction of new products.

Infrastructure Companies Risk. Infrastructure companies may be subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction programs, high leverage, costs associated with environmental and other regulations, the effects of economic slowdown, surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies and other factors. Some of the specific risks that infrastructure companies may be particularly affected by, or subject to, include the following: regulatory risk, technology risk, regional or geographic risk, natural disasters risk, through-put risk, project risk, strategic asset risk, operation risk, customer risk, interest rate risk, inflation risk and financing risk.

In particular, the operations of infrastructure projects are exposed to unplanned interruptions caused by significant catastrophic events, such as cyclones, earthquakes, landslides, floods, explosion, fire, terrorist attack, major plant breakdown, pipeline or electricity line rupture or other disaster. Operational disruption, as well as supply disruption, could adversely impact the cash flows available from these assets.

Further, national and local environmental laws and regulations affect the operations of infrastructure projects. Standards are set by these laws and regulations are imposed regarding certain aspects of health and environmental quality, and they provide for penalties and other liabilities for the violation of such standards, and establish, in certain circumstances, obligations to remediate and rehabilitate current and former facilities and locations where operations are, or were, conducted. These laws and regulations may have a detrimental impact on the financial performance of infrastructure projects.

Other factors that may affect the operations of infrastructure companies include difficulty in raising capital in adequate amounts on reasonable terms in periods of high inflation and unsettled capital markets, inexperience with and potential losses resulting from a developing deregulatory environment, increased susceptibility to terrorist acts or political actions, and general changes in market sentiment towards infrastructure assets.

IPO Risk. The prices of securities purchased in IPOs can be very volatile and tend to fluctuate more widely than securities of companies that have been publicly traded for a longer period of time. Securities purchased in IPOs generally do not have a trading history, and information about the issuers of such securities may be available for very limited periods. The effect of IPOs on the Fund’s performance depends on a variety of factors, including the number of IPOs the Fund invests in relative to the size of the Fund and whether and to what extent a security purchased in an IPO appreciates or depreciates in value. As the Fund’s asset base increases, IPOs often have a diminished effect on such Fund’s performance.

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Large-Capitalization Stock Risk. Large-capitalization companies tend to compete in mature product markets and do not typically experience the level of sustained growth of smaller companies and companies competing in less mature product markets. Also, large-capitalization companies may be unable to respond as quickly as smaller companies to competitive challenges or changes in business, product, financial, or other market conditions. For these and other reasons, a fund that invests in large-capitalization companies may underperform other stock funds (such as funds that focus on the stocks of small- and medium-capitalization companies) when stocks of large-capitalization companies are out of favor.

Liquidity Risk. Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Fund from selling these illiquid investments at an advantageous time or price. Generally, funds with principal investment strategies that involve securities of companies with smaller market capitalizations, foreign securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

Listed Investment Trusts Risk. Listed investment trusts are investment vehicles organized as trusts that issue a fixed number of shares in an initial public offering, after which their shares trade at market value on an exchange. The net asset value of an investment trust fluctuates due to the valuation changes of the investment securities or assets held by the investment trust (assets denominated in foreign currencies are also subject to the exchange rate fluctuations subject to hedging strategy). However, because the shares of a listed investment trust trade at market value on an exchange, such shares can trade below their net asset value (known as a discount) or above net asset value (known as a premium). The more an investment trust falls out of favor and the less demand there is for its shares, the lower the price those selling shares of the trust may have to accept in order to liquidate their position; conversely, purchasers of shares may take advantage of such discount. Current market uncertainty has pushed investment trusts to the widest discounts in years, and there is a risk that such discounts may continue to widen after the Fund has made an investment. Investment trusts that trade at a discount are not typically able to issue new shares to invest in new assets or securities and may not succeed in conducting accretive investment activity for growth. In addition to these risks, when the Fund invests in a listed investment trust it is subject to the risks described herein with respect to investments in other investment companies generally, including that shareholders of the Fund will indirectly bear their proportionate share of fees and expenses of the investment trust, as well as commissions in connection with its purchase and sale of shares.

Management Risk. The investment strategies, practices and risk analysis used by each Sub-Adviser may not produce the desired results. The ability of each Fund to meet its investment objective is directly related to each Sub-Adviser’s investment strategies for a Fund. The value of your investment in a Fund may vary with the effectiveness of the respective Sub-Adviser’s research, analysis and asset allocation among portfolio securities. If the Sub-Adviser to your Fund’s investment strategies do not produce the expected results, your investment could be diminished or even lost.

Various techniques can be used to increase or decrease each Fund’s exposure to changing security prices, interest rates, currency exchange rates, commodity prices or other factors that affect security values.

Investment Objectives, Strategies, Risks	65

These practices can be used in an attempt to adjust the risk and return characteristics of each Fund’s portfolio of investments. If a Sub-Adviser judges market conditions incorrectly or employs a strategy that does not correlate well with the Fund’s investments, these techniques could result in a loss, which in some cases may be unlimited, regardless of whether the intent was to reduce risk or increase return. These techniques may increase the volatility of the applicable Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised.

Market Changes Risk. The value of a Fund’s investments may change because of broad changes in the markets in which the Fund invests, which could cause the Fund to underperform other funds with similar objectives. From time to time, markets may experience periods of acute stress that may result in increased volatility and increased redemptions. Such conditions may add significantly to the risk of volatility in the NAV of a Fund’s shares.

Master Limited Partnership Risk. Investments in securities of an MLP involve risks that differ from investments in common stock, including risks related to limited control and limited rights to vote on matters affecting the MLP, risks related to potential conflicts of interest between the MLP and the MLP’s general partner, cash flow risks, dilution risks and risks related to the general partner’s right to require unit-holders to sell their common units at an undesirable time or price. Certain MLP securities may trade in lower volumes due to their smaller capitalizations. Accordingly, those MLPs may be subject to more abrupt or erratic price movements and may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price. Investment in those MLPs may restrict the Fund’s ability to take advantage of other investment opportunities. MLPs are generally considered interest-rate sensitive investments. During periods of interest rate volatility, these investments may not provide attractive returns.

In addition, the use of capital to seek to increase incentive distribution payments to the general partner may conflict with the interests of limited partners. Generally, incentive distribution payments involve the general partner receiving an increasing progressive share of MLP distributions. Although limited partners will receive an increased total distribution if the general partner achieves its incentive benchmarks, the percentage of the increased distribution received by the limited partners generally decreases at each benchmark level. As a result, any increased risk associated with the management of the MLP for the purpose of increasing distributions may not correspond with the incremental benefit received by the limited partners.

Mid-Capitalization Stock Risk. The securities of mid-capitalization companies may be more vulnerable to adverse issuer, market, political, public health, cyber, or economic developments than securities of large-capitalization companies. The securities of mid-capitalization companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than large capitalization stocks or the stock market as a whole. Some medium capitalization companies have limited product lines, markets, financial resources, and management personnel and tend to concentrate on fewer geographical markets relative to large-capitalization companies.

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Mid-Cap Securities Risk. Equity securities of mid-cap companies may be subject to greater price volatility, significantly lower trading volumes, cyclical, static or moderate growth prospects and greater spreads between their bid and ask prices than equity securities of larger companies. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer isolated setbacks.

MLP Tax Risk. Much of the benefit that the Fund may derive from its investment in equity securities of MLPs is a result of MLPs generally being treated as partnerships for U.S. federal income tax purposes. Partnerships do not pay U.S. federal income tax at the partnership level. Rather, each partner of a partnership, in computing its U.S. federal income tax liability, must include its allocable share of the partnership’s income, gains, losses, deductions and tax credits. A change in current tax law, or a change in the business of a given MLP, could result in an MLP being treated as a corporation or other form of taxable entity for U.S. federal income tax purposes, which would result in such MLP being required to pay U.S. federal income tax, excise tax or other form of tax on its taxable income (currently at a rate of 21% for federal corporate income tax). The classification of an MLP as a corporation or other form of taxable entity for U.S. federal income tax purposes could have the effect of reducing the amount of cash available for distribution by the MLP. In addition, it could cause such distributions paid by the MLP to be taxed to the Fund as: dividend income, to the extent it is from the MLP’s earnings and profits; return of capital, to the extent the MLP’s distributions are not paid from its earnings and profits and to the extent of (and in reduction of) the Fund’s basis in its MLP interest; or gain from the sale of the Fund’s MLP interest to the extent the distribution exceeds the MLP’s earnings and profits and the Fund’s basis in its MLP interest. Thus, if any of the MLPs owned by the Fund were treated as corporations or other form of taxable entity for U.S. federal income tax purposes, the after-tax return to the Fund with respect to its investment in such MLPs could be materially reduced, which could cause a material decrease in the NAV of the Fund’s shares.

To the extent that the Fund invests in the equity securities of an MLP classified as a partnership, the Fund will be required to include in its taxable income the Fund’s allocable share of the income, gains, losses and deductions recognized by each such MLP and take into account its allocable share of the MLP’s tax credits, regardless of whether the MLP distributes cash to the Fund. The portion of an MLP’s distributions to the Fund, which is not derived from the MLP’s earnings and profits, generally will not be taxable unless the cash amount (or, in certain cases, the value of marketable securities) distributed exceeds the Fund’s basis in its interest in the MLP. Distributions received by the Fund from an MLP will reduce the Fund’s adjusted basis in its interest in the MLP, but not below zero. A reduced basis generally will result in an increase in the amount of gain (or decrease in the amount of loss) that will be recognized by the Fund for tax purposes on the sale of its interest in the MLP. Cash distributions from an MLP to the Fund (and, in certain cases, the value of marketable securities distributed by an MLP to the Fund) in excess of the Fund’s basis in the MLP generally will be taxable to the Fund as capital gain. The Fund will not benefit from current favorable federal income tax rates on long-term capital gains because it will be taxed as a corporation for federal income tax purposes.

Historically, energy and certain other MLPs have been able to offset a significant portion of their taxable income with tax deductions. The Fund will incur a current income tax liability on the portion of its share of the income and gain from each MLP investment that is not offset by its share of the MLPs’ tax deductions,

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by its share of the MLPs’ tax credits or by the Fund’s net operating loss carryforwards, if any. The percentage of an MLP’s income that is offset by the MLP’s tax deductions will fluctuate over time. For example, new acquisitions of depreciable property by MLPs tend to generate accelerated depreciation and other tax deductions, and therefore a decline in acquisition activity by such MLPs owned by the Fund could increase the Fund’s current tax liability. If the percentage of the income allocated to the Fund that is offset by tax deductions declines, or the Fund’s portfolio turnover increases, the Fund could incur increased tax liabilities and the portion of the distributions paid by the Fund that is treated as tax-deferred return of capital would be reduced and the portion treated as taxable dividend income would be increased. This generally would result in lower after-tax distributions to shareholders. If the amount of a Fund distribution to U.S. Shareholders exceeds the Fund’s current and accumulated earnings and profits, such excess will be treated first as a tax-free return of capital to the extent of, and in reduction of, U.S. Shareholder’s tax basis in the shares, and thereafter as capital gain. Any such capital gain will be long-term capital gain if such U.S. Shareholder has held the applicable shares for more than one year. The portion of the distribution received by the U.S. Shareholder from the Fund that constitutes a return of capital will decrease the U.S. Shareholder’s tax basis in his or her Fund shares (but not below zero), which will result in an increase in the amount of gain (or decrease in the amount of loss) that will be recognized by the U.S. Shareholder for tax purposes on the later sale of such Fund shares.

Depreciation or other cost recovery deductions passed through to the Fund from investments in MLPs in a given year generally will reduce the Fund’s taxable income (and earnings and profits), but those deductions may be recaptured in the Fund’s taxable income (and earnings and profits) in subsequent years when the MLPs dispose of their assets or when the Fund disposes of its interests in the MLPs. When deductions are recaptured, distributions to the Fund’s shareholders may be taxable, even though the shareholders at the time of the distribution might not have held shares in the Fund at the time the deductions were taken by the Fund, and even though the Fund’s shareholders at the time of the distribution will not have corresponding economic gain on their shares at the time of the distribution.

The portion of the distributions received by the Fund each year that is considered a return of capital from the MLPs will not be known until the Fund receives a schedule K-1 for that year with respect to each of its MLP investments. The Fund’s tax liability will not be known until the Fund completes its annual tax return. The Fund’s tax estimates could vary substantially from the actual liability and therefore the determination of the Fund’s actual tax liability may have a material impact on the Fund’s NAV. The payment of corporate income taxes imposed on the Fund will decrease cash available for distribution to shareholders.

Non-Diversified Fund Risk. Funds that are non-diversified (each, a “Non-Diversified Fund,” and together, the “Non-Diversified Funds”) can invest a greater percentage of their assets in a single issuer or a group of issuers, and, as a result, may be subject to greater credit, market, and other risks than a diversified fund. The poor performance by a single issuer may have a greater impact on the performance of a non-diversified fund than a diversified fund. A non-diversified fund’s shares tend to be more volatile than shares of a diversified fund and are more susceptible to the risks of focusing investments in a small number of issuers or industries, and the risks of a single economic, political or regulatory occurrence. Notwithstanding each Non-Diversified Fund’s status as a “non-diversified” investment company under the 1940 Act, each Non-

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Diversified Fund intends to qualify as a regulated investment company accorded special tax treatment under the Internal Revenue Code, which imposes its own diversification requirements that are less restrictive than the requirements applicable to “diversified” investment companies under the 1940 Act. Each Non-Diversified Fund’s intention to qualify as a regulated investment company may limit its pursuit of its investment strategy and its investment strategy could limit its ability to so qualify.

Other Investment Companies Risk. The Funds may invest in other investment companies, including open-end funds and ETFs. See “Exchange-Traded Funds Risk” above.

The Funds may purchase the securities of another investment company to temporarily gain exposure to a portion of the market while awaiting purchase of securities or as an efficient means of gaining exposure to a particular asset class. The Funds might also purchase shares of another investment company to gain exposure to the securities in the investment company’s portfolio at times when a Fund may not be able to buy those securities directly. Any investment in another investment company would be consistent with the Funds’ investment objective and investment program.

The risks of owning another investment company are generally similar to the risks of investment directly in the securities in which that investment company invests. However, an investment company may not achieve its investment objective or execute its investment strategy effectively, which may adversely affect the Funds’ performance. In addition, because ETFs trade on a secondary market, their shares may trade at a premium or discount to the actual NAV of their portfolio securities and their shares may have greater volatility because of the potential lack of liquidity. The Funds will pay a proportional share of the fees and expenses of the underlying funds in which it invests, which are in addition to the direct expenses of a Fund’s own operations, and as a result, shareholders will be subject to two layers of fees with respect to investments in the Funds.

Preferred Stock Risk. Preferred stock represents an equity interest in a company that generally entitles the holder to receive dividends and a fixed share of the proceeds from the company’s liquidation. Preferred stock is subject to issuer-specific and market risk applicable generally to equity securities, and is also subject to many of the risks associated with debt securities, including interest rate risk. The value of preferred stock may decline if dividends are not paid. In certain situations an issuer may call or redeem its preferred stock or convert it to common stock. The market prices of preferred stocks are generally more sensitive to actual or perceived changes in the issuer’s financial condition or prospects than are the prices of debt securities.

Real Estate Industry Risk. The stock prices of companies in the real estate industry, including REITs, are typically sensitive to changes in real estate values, property taxes, interest rates, cash flow of underlying real estate assets, occupancy rates, government regulations affecting zoning, land use, and rents, as well as the management skill and creditworthiness of the issuer. Companies in the real estate industry may also be subject to liabilities under environmental and hazardous waste laws that could negatively affect their value. These factors may reduce the value of the Fund’s investments in REITs and the real estate industry. REITs depend generally on their ability to generate cash flow to make distributions to shareholders or unitholders, which may be subject to defaults by borrowers and self-liquidations, and some REITs may have limited

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diversification. REITs are also subject to the risk of failing to qualify for favorable tax treatment under the Internal Revenue Code.

Recent Market Events Risk. U.S. and international markets have experienced volatility in recent months and years due to a number of economic, political and global macro factors, including rising inflation, tariffs, trade disputes, the possibility of a national or global recession, the war between Russia and Ukraine,the conflict between Israel and Hamas, and the war between the U.S. and Iran. Inflation, rapid fluctuations in inflation rates and, tariffs and trade disputes may have negative effects on the economies and securities markets of the United States and other countries. Uncertainties regarding interest rates, political events, rising government debt in the U.S. and trade tensions have also contributed to market volatility. As a result of increased volatility, securities markets have experienced substantially lower valuations, reduced liquidity, price volatility, credit downgrades, and increased likelihood of default and valuation difficulties.

In addition, global economies and financial markets are increasingly interconnected, which increases the possibility that conditions in one country or region might adversely impact issuers in a different country or region. In particular, a rise in protectionist trade policies, slowing global economic growth, risks associated with epidemic and pandemic diseases, the risk of trade disputes, and the possibility of changes to some international trade agreements, could affect the economies of many nations, including the United States, in ways that cannot necessarily be foreseen at the present time. The ongoing armed conflict between Ukraine and Russia in Europe, Israel and Hamas in the Middle East, and the war between the U.S. and Iran could have severe adverse effects on the regional or global economies and the markets for certain securities. Continuing market volatility as a result of recent market conditions or other events may have adverse effects on your account.

REIT Investment Risk. A Fund’s investments in REITs will, among other things, be subject to many of the same risks as a direct investment in real estate. The stock prices of companies in the real estate industry, including REITs, are typically sensitive to changes in real estate values, property taxes, interest rates, cash flow of underlying real estate assets, occupancy rates, government regulations affecting zoning, land use, and rents, as well as the management skill and creditworthiness of the issuer.

In general, real estate values are affected by a variety of factors, including supply and demand for properties, the economic health of the country or of different regions, and the strength of specific industries that rent properties. REITs also depend generally on their ability to generate cash flow to make distributions to shareholders or unitholders and are subject to the risk of failing to qualify for favorable tax treatment under the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”). Qualification as a REIT under the Internal Revenue Code of 1986, as amended (the “Code”) in any particular year is a complex analysis that depends on a number of factors. There can be no assurance that an entity in which a Fund invests with the expectation that it will be taxed as a REIT will, in fact, qualify as a REIT. An entity that fails to qualify as a REIT would be taxed as a corporation, and thus, would not be entitled to a deduction for dividends paid to its shareholders and would not pass through to its shareholders the character of income earned by the entity. Dividends paid by REITs may not receive preferential tax treatment afforded other dividends.

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Risk of Focusing Investment on Region or Country. Investing a significant portion of assets in one country or region makes the Fund more dependent upon the political and economic circumstances of that particular country or region.

Asia/Pacific Investment Risk. Investments in countries in the Asian/Pacific region will be impacted by the market conditions, legislative or regulatory changes, competition, or political, economic and other developments in Asia or the Pacific. Investments in China, New Zealand, Australia and Singapore may subject each Fund to certain additional risks, including exposure to currency fluctuations, less liquidity, expropriation, confiscatory taxation, nationalization, exchange control regulations (including currency blockage), trading halts, imposition of tariffs, limitations on repatriation and differing legal standards. Hong Kong is one of the most significant global financial centers. Since 1997, when Great Britain transferred control of Hong Kong to the Chinese mainland government, Hong Kong has been a special administrative district of China but is governed by a regulatory scheme called the “Basic Law” designed to preserve autonomy in most matters (excluding defense and foreign affairs) until 2047. China has contractually committed that it will not alter Hong Kong’s autonomy before 2047. Currently, Hong Kong is undergoing a period of political and social unrest relating to extradition treaties proposed in 2019. If China were to exercise authority to impose changes in Hong Kong, Hong Kong’s economy and shares of companies trading on Hong Kong’s securities markets would be adversely affected.

Eurozone Investment Risk. The Economic and Monetary Union of the European Union (EMU) is comprised of the European Union (EU) members that have adopted the euro currency. By adopting the euro as its currency, a member state relinquishes control of its own monetary policies and is subject to fiscal and monetary controls. EMU members could voluntarily abandon or be forced out of the euro. Such events could impact the market values of Eurozone and various other securities and currencies, cause redenomination of certain securities into less valuable local currencies and create more volatile and illiquid markets. As a result, European countries are significantly affected by fiscal and monetary controls implemented by the EMU. The euro currency may not fully reflect the strengths and weaknesses of the various economies that comprise the EMU and Europe generally. Certain countries and regions in the EU are experiencing significant financial difficulties. Some of these countries may be dependent on assistance from other European governments and institutions or agencies. Assistance may be dependent on a country’s implementation of reforms or reaching a certain level of performance. Failure to reach those objectives or an insufficient level of assistance could result in an economic downturn that could significantly affect the value of investments in those and other European countries. One or more countries could depart from the EU, which could weaken the EU and, by extension, its remaining members. For example, the United Kingdom’s departure, described in more detail below. As a result of continuing political tensions and armed conflicts, including the war between Ukraine and Russia, the U.S. and the European Union imposed sanctions on certain Russian individuals and companies, including certain financial institutions, and have limited certain exports and imports to and from Russia. The war has contributed to recent market volatility and may continue to do so.

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Sector Risk. The Fund’s assets invested in a particular sector may increase from time to time based on the portfolio managers’ perception of available investment opportunities. If the Fund invests a significant portion of its assets in a particular sector, the Fund will be subject to the risk that companies in the same sector are likely to react similarly to legislative or regulatory changes, adverse market conditions, increased competition, or other factors affecting that sector. In such cases, the Fund would be exposed to an increased risk that the value of its overall portfolio will decrease because of events that disproportionately and negatively affect that sector. In addition, investments in a particular sector may be more volatile than the broader market as a whole, and the Fund’s investments in such a sector may be disproportionately susceptible to losses.

Short Selling Risk. If a security sold short increases in price, the Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss. The Fund may have substantial short positions and may borrow those securities to make delivery to the buyer. The Fund may not be able to borrow a security that it needs to deliver or it may not be able to close out a short position at an acceptable price and may have to sell related long positions before it had intended to do so. Thus, the Fund may not be able to successfully implement its short sale strategy due to the limited availability of desired securities or for other reasons. Because losses on short sales arise from increases in the value of the security sold short, such losses are theoretically unlimited. By contrast, a loss on a long position arises from decreases in the value of the security and is limited by the fact that a security’s value cannot go below zero. The Fund also may be required to pay a premium and other transaction costs, which would increase the cost of the security sold short. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses the Fund may be required to pay in connection with the short sale.

When borrowing a security for delivery to a buyer, the Fund also may be required to pay a premium and other transaction costs, which would increase the cost of the security sold short. The Fund must normally repay to the lender an amount equal to any dividends or interest that accrues while the loan is outstanding. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses the Fund may be required to pay in connection with the short sale. The lender of a security may terminate the loan at a time when the Fund is unable to borrow the same security for delivery. In that case, the Fund would need to purchase a replacement security at the then current market price or “buy in” by paying the lender an amount equal to the cost of purchasing the security.

By investing the proceeds received from selling securities short, the Fund is employing a form of leverage, which creates special risks. The use of leverage may increase the Fund’s exposure to long equity positions and make any change in the Fund’s NAV greater than without the use of leverage. This could result in increased volatility of returns. There is no guarantee that the Fund will leverage its portfolio, or if it does, that the Fund’s leveraging strategy will be successful. The Fund cannot guarantee that the use of leverage will produce a higher return on an investment.

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Regulatory authorities in the U.S. or other countries may prohibit or restrict the ability of the Fund to fully implement its short-selling strategy, either generally or with respect to certain industries or countries, which may impact the Fund’s ability to fully implement its investment strategies.

Small- and Mid-Capitalization Stock Risk. The general risks associated with equity securities and liquidity risk are particularly pronounced for stocks of companies with market capitalizations that are small compared to other publicly traded companies. These companies may have limited product lines, markets or financial resources or they may depend on a few key employees. Stocks of small-capitalization and mid-capitalization companies may trade less frequently and in lesser volume than more widely held securities, and their values may fluctuate more sharply than other securities. They may also trade in the over-the-counter market or on a regional exchange, or may otherwise have limited liquidity. Generally, the smaller the company, the greater these risks become.

Sustainable Investment Risk. A Fund follows a sustainable investment approach by investing in companies that demonstrate a focus on long-term sustainability in its overall strategy and business practices. In pursuing such a strategy, the Fund may forgo opportunities to gain exposure to certain companies, industries or sectors, and may be overweight or underweight in certain industries or sectors relative to its benchmark index, which may cause the Fund’s performance to be more or less sensitive to developments affecting those sectors. In addition, since sustainable investing takes into consideration factors beyond traditional financial analysis, the Fund may have fewer investment opportunities available to it than it would have if it did not take into account sustainable criteria for investments. Sustainability-related information provided by issuers and third parties, upon which the portfolio managers may rely, continues to develop, and may be incomplete, inaccurate, use different methodologies, or be applied differently across companies and industries. The applicable Sub-Adviser’s criteria of sustainable investing will vary from other managers. Further, the regulatory landscape for sustainable investing in the United States is still developing and future rules and regulations may require a Fund to adapt its investment process. There is also a risk that the companies identified through the investment process may fail to adhere to sustainable business practices, which may result in the Fund choosing to sell a security when it might otherwise be disadvantageous to do so. Further, investors may differ in their views of what constitutes positive or negative ESG characteristics of a security. As a result, the respective Fund may invest in securities that do not reflect the beliefs of any particular investor. There is no guarantee that sustainable investments will outperform the broader market on either an absolute or relative basis. There is also no guarantee that a Sub-Adviser will successfully implement strategies or make investments in companies that result in favorable ESG outcomes while enhancing long-term shareholder value and achieving financial returns.

Tax Risk. The Fund’s investments and investment strategies may be subject to special and complex federal income tax provisions, the effect of which may be, among other things: (i) to disallow, suspend, defer or otherwise limit the allowance of certain losses or deductions; (ii) to accelerate income to the Fund; (iii) to convert long-term capital gain, which is currently subject to lower tax rates, into short-term capital gain or ordinary income, which are currently subject to higher tax rates; (iv) to convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited); (v) to treat dividends that would otherwise constitute qualified dividend income as nonqualified dividend income; and (vi) to produce

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income that will not qualify as good income under the gross income requirements that must be met for the Fund to qualify as a RIC under Subchapter M of the Code.

Value Investing Risk. A Fund may invest in companies that may not be expected to experience significant earnings growth in the immediate future, but whose securities the applicable Sub-Adviser believes are selling at a price lower than their true value. “Value stocks” may have experienced adverse business developments or may be subject to special risks that have caused their securities to be out of favor. The principal risk of investing in value stocks is that they may never reach what the Funds’ Sub-Advisers believe is their full value or that they may go down in value. If a Sub-Adviser’s assessment of a company’s prospects is wrong, or if the market does not recognize the value of the company, the price of that company’s stocks may decline or may not approach the value that the Sub-Adviser anticipates.

Other Risks

Cybersecurity Risk. With the increased use of technologies such as the Internet to conduct business, each Fund and each Sub-Adviser are susceptible to operational, information security, and related risks. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). Cyber incidents affecting each Fund, each Sub-Adviser, or each Fund’s service providers may cause disruptions and impact business operations, potentially resulting in financial losses, interference with a Fund’s ability to calculate its NAV, impediments to trading, the inability of shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. Similar adverse consequences could result from cyber incidents affecting issuers of securities in which each Fund invests, counterparties with which a Fund engages in transactions, governmental and other regulatory authorities, exchange and other financial market operators, banks, brokers, dealers, insurance companies and other financial institutions (including financial intermediaries and service providers for shareholders) and other parties. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. While the Funds’ service providers have established business continuity plans in the event of, and risk management systems to prevent, such cyber incidents, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified. Furthermore, each Fund cannot control the cyber security plans and systems put in place by its service providers or any other third parties whose operations may affect a Fund or its shareholders. As a result, each Fund and their shareholders could be negatively impacted.

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Portfolio Holdings Information

A description of the Funds’ policies and procedures with respect to the disclosure of each Fund’s portfolio holdings is available in the Funds’ SAI and on the Funds’ website at www.thecromwellfunds.com.

Management of the Fund

The Adviser

Each Fund has entered into an Investment Advisory Agreement (the “Advisory Agreement”) with the Adviser, Cromwell Investment Advisors, LLC, located at 810 Gleneagles Court, Suite 106, Baltimore, Maryland 21286. Cromwell is an SEC-registered investment adviser recently formed in July 2021 that is dedicated to managing mutual funds. As of December 31, 2025, the Adviser had approximately $368.9 million of assets under management.

Under the Advisory Agreements, the Adviser is entitled to receive a monthly management fee for its investment advisory services as shown in the table below. The fee is calculated daily and payable monthly as a percentage of each Fund’s average daily net assets. As further described below, each Fund is subject to an Expense Cap. For the fiscal year ended December 31, 2025, the Adviser was effectively paid, net of any waivers or any recoupment the amounts shown in the table below:

Fund	Management Fee	Management Fee Paid After Fee Waiver or any Recoupments
CenterSquare Fund	0.60%	0.53%
Long Short Fund	1.40%	1.06%
Tran Fund	0.85%	0.23%
Foresight Fund	0.85%	0.62%
Greenspring Fund	0.75%	0.75%

The Adviser is authorized to delegate certain of its duties with respect to the Fund to one or more sub-advisers. Pursuant to its authority, the Adviser has delegated day-to-day management of each Fund in accordance with its investment objective and policies to each Sub-Adviser. The Adviser is also responsible for determining the portion of each Fund’s assets to be managed by any given sub-adviser and reallocating those assets as necessary from time to time.

The Adviser retains overall responsibility for the management and investment of the assets of each Fund. In this capacity, the Adviser develops the overall investment strategy for each Fund and plays an active role in overseeing, monitoring and reviewing each Sub-Adviser in the performance of its duties. The Adviser monitors the investment performance of each Sub-Adviser and also evaluates the portfolio management teams to determine whether its investment activities remain consistent with each Fund’s investment objectives, strategies and policies. The Adviser supervises all compliance functions related to the operation

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of each Fund and each Sub-Adviser’s management of each Fund’s portfolio. The Adviser also monitors changes that may impact each Sub-Adviser’s overall business and regularly performs due diligence reviews of each Sub-Adviser. In addition, the Adviser obtains detailed, comprehensive information concerning each Sub-Adviser’s performance and each Fund operations and provides regular reports on these matters to the Board.

Discussions regarding the basis of the Board’s approval of the Investment Advisory and Sub-Advisory Agreements for the Greenspring Fund are available in the Fund’s annual report to shareholders for the year ended December 31, 2023; for the renewal of the Investment Advisory and Sub-Advisory Agreements for the CenterSquare Fund, Foresight Fund and Tran Fund are available in the Fund’s semi-annual report to shareholders for the period ended June 30, 2024; and for the renewal of the Investment Advisory Agreement and approval of the Sub-Advisory Agreement for Long Short Fund are available in the Funds’ semi-annual report to shareholders for the period ended June 30, 2024.

Manager-of-Managers Arrangement

The Funds and the Adviser have obtained an exemptive order from the SEC that permits the Adviser, subject to Board approval, to select certain sub-advisers and enter into or amend sub-advisory agreements with them, without obtaining shareholder approval. The SEC order extends to sub-advisers that are not otherwise affiliated with the Adviser or the Funds, as well as sub-advisers that are wholly-owned subsidiaries of the Adviser or its parent company and sub-advisers that are partially-owned by, or otherwise affiliated with, the Adviser or its parent company (the “Manager-of-Managers Structure”).

As such, the Adviser has the ultimate responsibility for overseeing the Funds’ sub-advisers and recommending their hiring, termination and replacement, subject to oversight by the Board. If a new sub-adviser is hired for the Funds pursuant to the order or relief, the Funds are required to notify shareholders within 90 days. The Funds are not required to disclose the individual fees that the Adviser pays to the Sub-Advisers.

The Sub-Advisers

CenterSquare Investment Management LLC, Eight Tower Bridge, 161 Washington Street, Seventh Floor, Conshohocken, PA 19428, serves as sub-adviser to the CenterSquare Fund and manages the Fund’s investments. The CenterSquare Sub-Adviser (and its predecessor) was formed in 1987 and focuses on actively managed real estate strategies. The majority partners of CSIM Holdings include a private equity fund sponsored and managed by Lovell Minnick Partners LLC along with a limited liability company holding the investments of over 30 employees of CenterSquare.

Mutual of America Capital Management, LLC, located at 320 Park Avenue, New York, New York 10022, serves as Sub-Adviser to the Long Short Fund and manages the Fund’s investments. The MoA Sub-Adviser, founded in 1993, is an SEC-registered investment adviser that provides advisory services to registered investment companies, institutional investors (including pension and profit sharing plans, state and local

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government retirement plans, endowments and foundations, charitable organizations, and other institutional investors), and to its ultimate parent, Mutual of America, and its family of companies.

Tran Capital Management, L.P., located at 1000 Fourth Street, Suite 800, San Rafael, California 94901, serves as sub-adviser to the Tran Fund. Tran Capital’s predecessor firm was founded in 1974 and, in addition to serving as the sub-adviser to the Fund, provides portfolio management services to individuals, corporate pension plans, charitable foundations and academic endowments.

Foresight Group LLP, located at The Shard, 32 London Bridge Street, London SE1 9SG, United Kingdom. Foresight was founded in 1984 and is a leading listed infrastructure and private equity investment manager with a long-established focus on ESG and sustainability-led strategies. Foresight Group Holdings Ltd listed on the Main Market of the London Stock Exchange in February 2021 and operates from 13 offices across seven countries in Europe and Australia.

Corbyn Investment Management, Inc., located at 2330 West Joppa Road, Suite 108, Lutherville, Maryland 21093, is a SEC-registered investment adviser that has provided investment management services to individual and institutional clients since 1973. Corbyn also serves as the Adviser to another registered investment company. As of December 31, 2025, Corbyn had approximately $1 billion in assets under management.

Each Sub-Adviser is responsible for the day-to-day management of its respective Fund in accordance with the Fund’s investment objective and policies. The management fee paid to each Sub-Adviser for its services is paid by the Adviser and not the Funds.

Fund Expenses

Each Fund is responsible for its own operating expenses. Pursuant to an operating expense limitation agreement, the Adviser has agreed to waive its management fees and/or reimburse Fund expenses to ensure that Total Annual Fund Operating Expenses (exclusive of contingent deferred sales loads, taxes, leverage interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividends or interest expenses on short positions, acquired fund fees and expenses and extraordinary expenses) do not exceed the amounts shown in the table below, through at least April 30, 2027. The operating expense limitation agreement can be terminated only by, or with the consent of, the Board of Trustees (the “Board”) of Total Fund Solution (the “Trust”). The Adviser may request recoupment of previously waived fees and paid expenses from each Fund for up to 36 months from the date such fees and expenses were waived or paid, subject to the operating expense limitation agreement, if such reimbursement will not cause the Fund’s expense ratio, after recoupment has been taken into account, to exceed the lesser of: (1) the expense limitation in place at the time of the waiver and/or expense payment; or (2) the expense limitation in place at the time of the recoupment. The Expense Cap for each class of each Fund is shown below:

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Fund	Investor Class	Institutional Class
CenterSquare Fund	1.12%	1.02%
Long Short Fund	1.95%	1.70%
Tran Fund	1.35%	1.10%
Foresight Fund	1.32%	1.07%
Greenspring Fund	1.46%	1.21%

Portfolio Managers for the CenterSquare Fund

Dean Frankel, CFA® has served as co-manager of the Fund and the Predecessor Fund since March 2004. Mr. Frankel is co-Chief Investment Officer and leads CenterSquare’s Real Estate Securities business. He is responsible for management of the firm’s proprietary research process. In addition, Mr. Frankel analyzes and interprets implications of major events and economic trends while managing the daily operations of the real estate securities portfolios. Prior to joining CenterSquare in 1997, Mr. Frankel ran a retail distribution business. Mr. Frankel received a B.S. in Economics from the University of Pennsylvania’s Wharton School of Business. He is a CFA Charterholder and member of the CFA Institute.

Eric Rothman, CFA® joined the firm in 2006 and is a Portfolio Manager for CenterSquare’s real estate securities group. He is responsible for market research, sector allocations, and financial modeling across the U.S. real estate securities universe. Mr. Rothman also manages a REIT preferred stock separate account mandate. He has over twenty years of REIT and real estate investment experience. Prior to joining CenterSquare, Mr. Rothman spent more than six years as a sell-side REIT analyst at Wachovia Securities and three years as an analyst at AEW Capital Management, LP. Mr. Rothman graduated cum laude from Boston University with a B.A. in Economics, International Relations and French. He is a CFA Charterholder and member of the CFA Institute.

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Portfolio Manager for the Long Short Fund

Joseph R. Gaffoglio, CFA®, CPA (Inactive) has been the Chief Exectuive Officer and President of MoA since July of 2024. Prior to his appointment as President in March of 2021, Mr. Gaffoglio served as MoA’s Chief Operating Officer. Mr. Gaffoglio has been a portfolio manager since 2014 and is responsible for management of the MoA Funds Asset Allocation and Clear Passage Funds, as well as the large cap portion of the MoA Balanced Fund. Mr. Gaffoglio received his undergraduate degree from Fordham University, and an MBA from New York University.

Thaddeus Pollock, CFA®, CAIA, joined MoA in October of 2023 as Executive Vice President and portfolio manager of the small cap and mid cap value investment strategies, which currently include the MoA Small Cap Value Fund, MoA Small Cap Growth Fund, MoA Mid Cap Value Fund, MoA Mid Cap Growth Fund and the small cap and mid cap segments of the MoA All America Fund. Prior to joining Capital Management, Mr. Pollock was Portfolio Manager, Partner at Cramer Rosenthal McGlynn. Mr. Pollock received his undergraduate degree from Yale University.

Jamie A. Zendel, FRM, has been Executive Vice President of MoA since March of 2022. Prior to her appointment as Executive Vice President, Ms. Zendel served as Senior Vice President of MoA. Ms. Zendel has been a portfolio manager since 2014 and is responsible for management of the MoA International Fund and the MoA Funds Asset Allocation and Clear Passage Funds. Ms. Zendel received her undergraduate from the University of Wisconsin, Madison.

Portfolio Managers for the Tran Fund

Quoc Tran, Chief Investment Officer, Portfolio Manager and Managing Partner, joined Tran Capital in 2005 and led a management buyout of the firm in 2017. Mr. Tran has over 20 years of investment management experience. Prior to Tran Capital, Mr. Tran worked at Wallace R. Weitz & Co. and held various positions in portfolio management and research. Prior to that, he spent five years at Goldman Sachs and Co. and left the company as Vice President and Director in the Equities Division. Mr. Tran is a member of the Board of Trustees of Bates College and serves on various committees, including the Bates College Investment Committee. Mr. Tran also serves on the Investment Committee Board of the Marin Community Foundation. Mr. Tran received a B.A. degree with high honors in Rhetoric from Bates College and his MBA in Finance and Competitive Strategy at the University of Chicago where he was also a Business Fellow.

Michael Im, CFA®, Director of Research and Co-Portfolio Manager, joined Tran Capital in 2013. Prior to Tran Capital, Mr. Im was an Analyst at Kiitos Capital Management and was an Equity Research Associate at Dodge & Cox. Mr. Im received a B.S. degree, with high honors, in Business Administration from the University of California, Berkeley (Phi Beta Kappa) and an MBA, with honors, from the University of Chicago, Booth School of Business. Mr. Im is a CFA Charterholder and a member of the CFA Society of San Francisco.

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Portfolio Managers for the Foresight Fund

Nick Scullion is the lead manager of the Foresight Fund. Mr. Scullion is a partner of the Sub-Adviser, having joined in 2017, and has acted as a manager of the strategy since inception in 2019. Mr. Scullion joined Foresight Group to launch its public equities capability, and has served as a portfolio manager on a UK fund since its inception in December 2017.

Eric Bright, CFA® is co-manager of the Foresight Fund. Mr. Bright is a Managing Director who joined the Sub-Adviser in 2019. He has co-managed the strategy since 2021. Previous to joining Foresight Group, Mr. Bright worked at Reyker Securities for over five years managing discretionary portfolios and a listed real asset strategy.

Portfolio Managers for the Greenspring Fund

Charles vK. Carlson, CFA®, has been a portfolio manager of the Fund and its Predecessor Fund since January 1987. He also serves as a Portfolio Manager for Corbyn. Mr. Carlson joined Corbyn in 1983 and served as its President for over 30 years. Mr. Carlson graduated from The Johns Hopkins University with a degree in Political Economy. He has been a CFA Charterholder since 1986.

Michael Goodman, CFA®, has been a portfolio manager of the Fund and its Predecessor Fund since May 2022. Mr. Goodman joined Corbyn in 2009 and currently serves as a Senior Vice President, Portfolio Manager, and Director. Mr. Goodman graduated from Carleton College with a B.A. in Psychology. He has been a CFA Charterholder since 2006.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed and ownership of securities in each Fund.

Shareholder Information

Choosing a Share Class

Below is information about the manner in which each Fund offers shares.

The Long Short, CenterSquare, and Tran Funds offer Investor Class shares. The Long Short, CenterSquare, Tran, Foresight, and Greenspring also offer Institutional Class shares. As of April 30, 2026, Investor Class shares of the Foresight and Greenspring are not yet currently available for purchase. The different classes represent investments in the same portfolio of securities, but the classes are subject to different expenses and may have different share prices as outlined below. Each class of shares has different distribution arrangements to provide for different investment needs. You should always discuss the suitability of your investment with your broker-dealer or financial professional.

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	Investor Class	Institutional Class
CenterSquare Fund only Shareholder Service fee	0.25%	0.15%
All Other Funds(1) Ongoing distribution and/or shareholder service (Rule 12b-1) fees	0.25%	None
Conversion feature(2)	Yes	Yes
Purchase maximum	None	None

(1)	As of April 30, 2026, Investor Class shares of the Foresight and Greenspring are not yet currently available for purchase.
(2)	See the section titled “Shareholder Information - Converting Shares” for more information on the voluntary and/or automatic conversions that apply to each share class and the impact such conversion may have on the fees and expenses of your shares.

Investor Class. Investor Class shares for the Long Short, Tran, Foresight, and Greenspring are retail shares that are subject to a Rule 12b-1 distribution fee of 0.25% on an annual basis. Investor Class shares for the CenterSquare Fund are retail shares that are subject to non-12b-1 shareholder servicing fees of up to 0.25% for shareholder servicing provided by financial intermediaries, such as broker-dealers (including fund supermarket platforms), banks, and trust companies.

Institutional Class. Institutional Class shares of the Funds are offered for sale at NAV, without the imposition of a sales charge. Institutional Class shares also pay lower annual expenses than Investor Class shares. Investment minimums may be waived for wrap fee programs. Institutional Class shares are available to the following:

•	certain IRAs if the amounts invested represent rollover distributions from investments by any of the retirement plans invested in the Fund;
•	certain financial institutions, endowments, foundations, government entities or corporations investing on their own behalf;
•	existing Institutional Class shareholders;
•	Trustees of the Trust, former Fund trustees, employees of affiliates of the Fund and the Adviser and other individuals who are affiliated with the Fund (this also applies to any spouse, parents, children, siblings, grandparents, grandchildren and in-laws of those mentioned) and Adviser affiliate employee benefit plans; and
•	wrap fee programs of certain broker-dealers. Please consult your financial representative to determine if your wrap fee program is subject to additional or different conditions or fees.

Institutional Class shares for the CenterSquare Fund are subject to non-12b-1 shareholder servicing fees of up to 0.15% for shareholder servicing provided by financial intermediaries, such as broker-dealers (including fund supermarket platforms), banks, and trust companies. The Institutional Class shares do not pay distribution (12b-1) fees. Shareholders who transact in Institutional Class shares through a financial intermediary may be required to pay a commission to the financial intermediary for effecting such transactions.

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Distribution and Shareholder Service (Rule 12b-1) Plan (Long Short Fund, Tran Fund, Foresight Fund, Greenspring Fund)

The Long Short, Tran, Foresight, and Greenspring (each, a “12b-1 Fund,” and collectively, the “12b-1 Funds”) have adopted a Distribution and Shareholder Service Plan pursuant to Rule 12b-1 (the “Plan”) under the 1940 Act. Under the Plan, each 12b-1 Fund is authorized to pay the Distributor, or other such entities as approved by the Board, Rule 12b-1 distribution fees for the sale and distribution of its shares and services provided to shareholders. The maximum amount of the Rule 12b-1 fee authorized is 0.25% of each 12b-1 Fund’s average daily net assets attributable to Investors Class shares, annually. The Distributor may pay any or all amounts received under the Plan to other persons, including the Adviser, for any distribution or service activity. Because these fees are paid out of each 12b-1 Fund’s assets attributable to Investor Class shares on an on-going basis, over time these fees will increase the cost of your investment in each 12b-1 Fund’s shares and may cost you more than paying other types of sales charges.

Share Price

The price of the Funds’ shares is the Fund’s NAV. A Fund’s NAV is calculated by dividing the value of the Fund’s total assets, less its liabilities, by the number of its shares outstanding. In calculating the Funds’ NAV, portfolio securities are valued using current market values or official closing prices, if available. The Funds’ NAV is calculated at the close of regular trading on the NYSE which is generally 4:00 p.m., Eastern time. The NAV will not be calculated on days on which the NYSE is closed for trading. If the NYSE closes early, the Funds will calculate its NAV as of the close of trading on the NYSE on that day. If an emergency exists as permitted by the SEC, the NAV may be calculated at a different time.

Each equity security owned by the Funds, including shares of closed-end funds, that is listed on a national securities exchange, except portfolio securities listed on the NASDAQ Stock Market LLC (“NASDAQ”), is valued at its last sale price on that exchange at the close of that exchange on the date as of which assets are valued. If a security is listed on more than one exchange, the Funds will use the price on the exchange that the Funds generally considers to be the principal exchange on which the security is traded. Portfolio securities listed on NASDAQ will be valued at the NASDAQ Official Closing Price (“NOCP”), which may not necessarily represent the last sale price. If there has been no sale on such exchange or on NASDAQ on such day, the security is valued at the mean between the most recent quoted bid and asked prices at the close of the exchange on such day the latest sales price on the “composite market” for the day such security is being valued. The composite market is defined as the consolidation of the trade information provided by national securities and foreign exchanges and over-the-counter (“OTC”) markets as published by an approved independent pricing service (“Pricing Service”).

Exchange traded options are valued at the composite price, using the National Best Bid and Offer quotes. If there are no trades for the option on a given business day composite option pricing calculates the mean of the highest bid price and lowest ask price across the exchanges where the option is traded. Option contracts on securities, currencies and other financial instruments traded in the OTC market with less than 180 days remaining until their expiration are valued at the evaluated price provided by the broker-dealer with which the option was traded. Option contracts on securities, currencies and other financial instruments

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traded in the OTC market with 180 days or more remaining until their expiration are valued at the prices provided by a recognized independent broker-dealer.

Debt securities, including short-term instruments having a maturity of 60 days or less, are valued at the mean in accordance with prices supplied by a Pricing Service. Pricing Services may use various valuation methodologies such as the mean between the bid and ask prices, matrix pricing method or other analytical pricing models as well as market transactions and dealer quotations. When the price of a debt security is not available from a Pricing Service, the most recent quotation obtained from one or more broker-dealers known to follow the issue will be obtained. Quotations will be valued at the mean between the bid and the offer. Fixed income securities purchased on a delayed-delivery basis are typically marked to market daily until settlement at the forward settlement date. Any discount or premium is accreted or amortized using the constant yield method until maturity.

Money market funds, demand notes and repurchase agreements are valued at cost. If cost does not represent current market value the securities will be priced at fair value.

If market quotations are not readily available, any security or other asset will be valued at its fair value as determined under fair value pricing procedures adopted by the Adviser. These fair value pricing procedures will also be used to price a security when corporate events, events in the securities market or world events cause the Sub-Advisers to believe that the security’s last sale price may not reflect its actual market value. The intended effect of using fair value pricing procedures is to ensure that Fund shares are accurately priced. The Board has designated the Adviser as its “valuation designee” under Rule 2a-5 of the 1940 Act, subject to its oversight.

When fair value pricing is employed, the prices of securities used by a Fund to calculate its NAV may differ from quoted or published prices for the same securities. Due to the subjective and variable nature of fair value pricing, it is possible that the fair value determined for a particular security may be materially different (higher or lower) from the price of the security quoted or published by others or the value when trading resumes or is realized upon its sale. Therefore, if a shareholder purchases or redeems Fund shares when it holds securities priced at a fair value, the number of shares purchased or redeemed may be higher or lower than it would be if the Fund were using market value pricing. Each Sub-Adviser anticipates that a Funds’ portfolio holdings will be fair valued only if market quotations for those holdings are unavailable or considered unreliable.

In the case of foreign securities, the occurrence of certain events after the close of foreign markets, but prior to the time the Fund’s NAV is calculated (such as a significant surge or decline in the U.S. or other markets) often will result in an adjustment to the trading prices of foreign securities when foreign markets open on the following business day. If such events occur, the Funds will value foreign securities at fair value, taking into account such events, in calculating the NAV. In such cases, use of fair valuation can reduce an investor’s ability to seek to profit by estimating the Fund’s NAV in advance of the time the NAV is calculated. In the event the Funds hold portfolio securities that trade in foreign markets or that are primarily listed on foreign

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exchanges that trade on weekends or other days when the Funds do not price its shares, the Fund’s NAV may change on days when shareholders will not be able to purchase or redeem the Fund’s shares.

How to Purchase Shares

All purchase requests received in good order by the Transfer Agent, or by an Authorized Intermediary before the close of the NYSE (generally 4:00 p.m., Eastern time) will be processed at that day’s NAV per share, plus any applicable sales charges. Purchase requests received by the Transfer Agent or an Authorized Intermediary after the close of the NYSE (generally 4:00 p.m., Eastern time) will receive the next business day’s NAV per share, plus any applicable sales charges. An “Authorized Intermediary” is a financial intermediary that has made arrangements with the Funds to receive purchase and redemption orders on its behalf. For additional information about purchasing shares through financial intermediaries, see “Purchasing Shares Through a Financial Intermediary” below.

Each account application (an “Account Application”) to purchase Fund shares is subject to acceptance by the Funds and is not binding until so accepted. The Funds reserve the right to reject any purchase order if, in its discretion, it is in the Fund’s best interest to do so. For example, a purchase order may be refused if it appears to be so large that it would disrupt the management of the Funds. Purchases may also be rejected from persons believed to be “market timers.” See “Tools to Combat Frequent Transactions” below. A service fee, currently $25, as well as any loss sustained by the Fund, will be deducted from a shareholder’s account for any payment that is returned to the Transfer Agent unpaid. Written notice of a rejected purchase order will be provided to the investor within one or two business days under normal circumstances. The Funds and the Transfer Agent are not responsible for any losses, liability, cost or expense resulting from rejecting any purchase order. Your order will not be accepted until a completed Account Application is received by the Fund or the Transfer Agent.

Minimum Investment Amounts

	Initial Investment	Subsequent Investments
Investor Class
Regular Accounts	$2,000	$100
Individual Retirement Accounts	$1,000	$100
Institutional Class
Regular Accounts	$100,000	$100
Individual Retirement Accounts	$25,000	$100

The Funds reserve the right to waive the minimum initial investment or minimum subsequent investment amounts in its sole discretion. Shareholders will be given at least 30 days’ written notice of any increase in the minimum dollar amount of initial or subsequent investments. The minimum investment may be modified for certain financial intermediaries that submit trades on behalf of underlying investors. Certain intermediaries also may have investment minimums which may differ from the Funds’ minimums, and may be waived at the intermediaries’ discretion. Investment minimums may be waived for wrap fee programs.

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For accounts sold through financial intermediaries, it is the primary responsibility of the financial intermediary to ensure compliance with investment minimums.

Purchase Requests Must Be Received in Good Order. Your share price will be the next calculated NAV per share, after the Transfer Agent or your Authorized Intermediary receives your purchase request in good order. “Good order” means that your purchase request includes:

•	the name of the Fund and share class;
•	the dollar amount of shares to be purchased;
•	your account application or, for subsequent investments, an investment stub; and
•	a check payable to the applicable Fund.

The Funds reserve the right to change the requirements of “good order.” Shareholders will be given advance notice if the requirements of “good order” change.

The offering and sale of shares of the Funds have not been registered outside of the United States. The Funds generally do not sell shares to investors residing outside the United States, even if they are United States citizens or lawful permanent residents, except to investors with United States military APO or FPO addresses.

Investing by Telephone. If you did not decline this option on your account application, and your account has been open for at least 7 business days, you may purchase additional shares by telephoning the Fund at 1-855-625-7333 (toll free). You must also have submitted a voided check or a savings deposit slip to have banking information established on your account. This option allows shareholders to move money from their bank accounts to their Fund accounts upon request. Only bank accounts held at U.S. financial institutions that are Automated Clearing House (“ACH”) members may be used for telephone transactions. The minimum telephone purchase amount is $100 once an initial investment has been made. If your order is received prior to the close of regular trading on the NYSE (generally 4:00 p.m., Eastern time), shares will be purchased in your account at the NAV, determined on the day that your order is placed. During periods of high market activity, shareholders may encounter higher than usual call waiting times. Please allow sufficient time to place your telephone transaction.

Purchase by Mail. To purchase Fund shares by mail, complete and sign the Account Application and mail it, together with your check made payable to the applicable Fund, to one of the addresses below. To make additional investments once you have opened your account, write your account number on the check and send it together with the Invest by Mail form from your most recent confirmation statement received from the Transfer Agent. If you do not have the Invest by Mail form, include the Fund name and your name, address, and account number on a separate piece of paper and mail it with your check made payable to the Fund to:

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Regular Mail	Overnight or Express Mail
Cromwell Funds	Cromwell Funds
c/o BNY Mellon Investment Servicing (US) Inc.	c/o BNY Mellon Investment Servicing (US) Inc.
P.O. Box 534498	Attention: 534498
Pittsburgh, PA 15253-4498	1350 Penn Ave, Suite 102
Pittsburgh, PA 15222

The Funds do not consider the U.S. Postal Service or other independent delivery services to be their agents. Therefore, deposit in the mail or with such services, of purchase orders or redemption requests does not constitute receipt by the Transfer Agent. Receipt of purchase orders or redemption requests is based on when the order is received at the Transfer Agent’s offices. All purchases by check must be in U.S. dollars drawn on a U.S. financial institution. The Funds will not accept payment in cash or money orders. To prevent check fraud, the Funds will not accept third-party checks, Treasury checks, credit-card checks, traveler’s checks or starter checks for the purchase of shares. The Funds are unable to accept post-dated checks or any conditional order or payment.

The Transfer Agent will charge a $25 fee against a shareholder’s account, in addition to any loss sustained by the Funds, for any payment that is returned. It is the policy of the Funds not to accept applications under certain circumstances or in amounts considered disadvantageous to other shareholders. The Funds reserve the right to reject any application.

Purchase by Wire Transfer. If you are making your first investment in the Funds through a wire purchase, the Transfer Agent must have received a completed Account Application before you wire funds. You may mail or use an overnight service to deliver your Account Application to the Transfer Agent at one of the above addresses. Upon receipt of your completed Account Application, the Transfer Agent will establish an account for you. Once your account has been established, you may instruct your financial institution to send the wire transfer. Prior to sending the wire transfer, please call the Transfer Agent at 1-855-625-7333 (toll-free) to advise it of the wire transfer and to ensure proper credit upon receipt. Your financial institution must include the name of the Fund, your name and your account number so that monies may be correctly applied. Your financial institution should transmit immediately available funds by wire to:

Wire to:	BNY Mellon as Agent FBO Cromwell Funds
Attention: Control Department
500 Ross Street 154-0520
Pittsburgh, PA 15262
ABA Number:	011001234
Credit:	BNY Mellon, N.A.
Account:	010375
Further Credit:	Cromwell Funds
(Shareholder Name/Account Registration)
(Shareholder Account Number)
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Wired funds must be received prior to the close of regular trading on the NYSE (generally 4:00 p.m., Eastern time) to be eligible for same day pricing. The Funds and BNY Mellon Investment Servicing (US) Inc. are not responsible for the consequences of delays from the banking or Federal Reserve wire systems or from incomplete wiring instructions.

Subsequent Investments. The minimum subsequent investment for Institutional Class shares and Investor Class shares is $100. Shareholders will be given at least 30 days’ notice of any increase in the minimum dollar amount of subsequent investments. You may add to your account at any time by purchasing shares by mail, by telephone or by wire transfer. You must call to notify the Fund at 1-855-625-7333 (toll-free) before wiring. An Invest by Mail form, which is attached to your confirmation statement, should accompany any subsequent investments made through the mail. All purchase requests must include your shareholder account number.

Automatic Investment Plan. For your convenience, the Funds offer an Automatic Investment Plan (the “AIP”). Under the AIP, after your initial investment, you may authorize the Fund to withdraw automatically from your personal checking or savings account an amount that you wish to invest, which must be at least $100, on a monthly. quarterly, semi-annual or annual basis. In order to participate in the AIP, your financial institution must be a member of the ACH network. If you wish to enroll in the AIP, complete the appropriate section in the Account Application. The Funds may terminate or modify this privilege at any time. You may terminate your participation in the AIP at any time by notifying the Transfer Agent five days prior to the effective date of the request. A fee (currently $25) will be charged if your bank does not honor an AIP draft for any reason.

Purchasing Shares Through a Financial Intermediary. Investors may be charged a fee if they effect transactions through a financial intermediary. If your financial intermediary charges a fee to effect these transactions, such fees are not reflected in the Funds’ fee table or expense examples. If you are purchasing shares through a financial intermediary, you must follow the procedures established by your financial intermediary. Your financial intermediary is responsible for sending your purchase order and wiring payment to the Transfer Agent. Your financial intermediary holds the shares in your name and receives all confirmations of purchases and sales. Financial intermediaries placing orders for themselves or on behalf of their customers should call the Fund at 1-855-625-7333 (toll-free) or follow the instructions listed in the sections above entitled “Investing by Telephone,” “Purchase by Mail” and “Purchase by Wire.”

If you place an order for shares through a financial intermediary that is not an Authorized Intermediary in accordance with such financial intermediary’s procedures, and the financial intermediary then transmits your order to the Transfer Agent in accordance with the Transfer Agent’s instructions, your purchase will be processed at the NAV next calculated after the Transfer Agent receives your order. The financial intermediary must promise to send to the Transfer Agent immediately available funds in the amount of the purchase price in accordance with the Transfer Agent’s procedures. If payment is not received within the time specified, the Transfer Agent may rescind the transaction and the financial intermediary will be held liable for any resulting fees or losses.

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In the case of Authorized Intermediaries that have made satisfactory payment or redemption arrangements with a Fund, orders will be processed at the NAV next calculated after receipt in good order by the Authorized Intermediary, consistent with applicable laws and regulations. An order is deemed to be received when a Fund or an Authorized Intermediary accepts the order.

For more information about your financial intermediary’s rules and procedures, whether your financial intermediary is an Authorized Intermediary, and whether your financial intermediary imposes cut-off times for the receipt of orders that are earlier than the cut-off times established by a Fund, you should contact your financial intermediary directly.

Brokerage Platforms. Institutional Class shares may be available on certain brokerage platforms. An investor transacting in Institutional Class shares through a broker that is acting as an agent for the investor may be required by such broker to pay a separate commission and/or other forms of compensation to their broker. Such broker commissions are not reflected in the Funds’ fee table or expense examples.

Anti-Money Laundering Program. The Trust has established an Anti-Money Laundering Compliance Program (the “AML Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (the “USA PATRIOT Act”) and related anti-money laundering laws and regulations. To ensure compliance with this law, the Account Application asks for, among other things, the following information for all “customers” seeking to open an “account” (as those terms are defined in rules adopted pursuant to the USA PATRIOT Act):

•	full name;
•	date of birth (individuals only);
•	Social Security or taxpayer identification number; and
•	permanent street address (a post office box number alone is not acceptable).

If you are opening an account in the name of a legal entity (e.g., a partnership, limited liability company, business trust, corporation, etc.), you must also supply the identity of the beneficial owners of the legal entity. Accounts opened by entities, such as corporations, limited liability companies, partnerships or trusts, will require additional documentation.

If any information listed above is missing, your Account Application will be returned, and your account will not be opened. In compliance with the USA PATRIOT Act and other applicable anti-money laundering laws and regulations, the Transfer Agent will verify the information on your application as part of the AML Program. The Funds reserve the right to request additional clarifying information and may close your account if clarifying information is not received by the Funds within a reasonable time of the request or if the Funds cannot form a reasonable belief as to the true identity of a customer. In the rare event that we are unable to verify your identity, the Funds reserve the right to redeem your account at the current day’s NAV. If you require additional assistance when completing your application, please contact the Transfer Agent at 1-855-625-7333 (toll-free).

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How to Redeem Shares

In general, orders to sell or “redeem” shares may be placed either directly with a Fund or through an Authorized Intermediary. However, if you originally purchased your shares through an Authorized Intermediary, your redemption order must be placed with an Authorized Intermediary. Your Authorized Intermediary is responsible for sending your order to the Transfer Agent and for crediting your account with the proceeds. You may redeem all or part of your Fund shares on any business day that the Fund calculates its NAV. To redeem shares directly through a Fund, you must contact the Fund either by mail or by telephone to place a redemption request. Shares of each Fund are redeemed at the next calculated NAV after the Fund has received your redemption request in good order. Your redemption request must be received in good order (as discussed under “Payment of Redemption Proceeds,” below) prior to the close of regular trading on the NYSE (generally 4:00 p.m., Eastern time) by the Transfer Agent or your Authorized Intermediary. Redemption requests received by the Transfer Agent or an Authorized Intermediary after the close of regular trading on the NYSE will be treated as though received on the next business day.

Shareholders who hold their shares in an IRA or other tax-advantaged account must indicate on their written redemption request whether to withhold federal income tax. Redemption requests failing to indicate an election not to have tax withheld will generally be subject to 10% withholding. Shares held in IRA or other retirement plan accounts may be redeemed by telephone at 1-855-625-7333 (toll-free). Investors will be asked whether or not to withhold taxes from any distribution.

Payment of Redemption Proceeds. You may redeem your Fund shares at the NAV per share next determined after the Transfer Agent or your Authorized Intermediary receives your redemption request in good order. Your redemption request will not be processed on days on which the NYSE is closed. All requests received by each Fund in good order before the close of regular trading on the NYSE (generally 4:00 p.m., Eastern time) will usually be sent one to three business days following the receipt of your redemption request.

A redemption request will be deemed in “good order” if it includes:

•   the shareholder’s name;

•   the name of the Fund and share class you are redeeming from;

•   the account number;

•   the share or dollar amount to be redeemed; and

•   the signatures of all shareholders on the account (for written redemption requests, with signature(s) guaranteed if applicable).

The Funds reserve the right to change the requirements of “good order.” Shareholders will be given advance notice if the requirements of “good order” change. For more information about your financial intermediary’s requirements for redemption requests in “good order”, please contact your financial intermediary.

You may receive proceeds of your sale by a check sent to the address of record, electronically via the ACH network using the bank instructions previously established for your account, or federal wire transfer to your pre-established bank account. The Funds typically expect that they will take one to three business days

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following the receipt of your redemption request to pay out redemption proceeds, regardless of whether the redemption proceeds are paid by check, ACH transfer or wire. Please note that wires are subject to a $15 fee. There is no charge to have proceeds sent via ACH; however, funds are typically credited to your bank within two to three business days after redemption. Proceeds will be sent within seven calendar days after the Fund receives your redemption request, unless the Fund has suspended your right of redemption or postponed the payment date as permitted under the federal securities laws.

Each Fund typically expects it will hold cash or cash equivalents to meet redemption requests. Each Fund may also use the proceeds from the sale of portfolio securities to meet redemption requests if consistent with the management of the Fund. These redemption methods will be used regularly and may also be used in stressed market conditions.

If the Transfer Agent has not yet collected payment for recently purchased shares that you are selling, it may delay sending the proceeds until the payment is collected, which may take up to 12 calendar days from the purchase date. Shareholders can avoid this delay by utilizing the wire purchase option. Furthermore, there are certain times when you may be unable to sell Fund shares or receive proceeds. Specifically, each Fund may suspend the right to redeem shares or postpone the date of payment upon redemption for more than seven calendar days as determined by the SEC: (1) during any period in which the NYSE is closed (other than customary weekend or holiday closings) or trading on the NYSE is restricted, (2) during any period in which an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund to fairly determine the value of its net assets or (3) during such other periods as the SEC prescribes for the protection of shareholders. Your ability to redeem shares by telephone may be delayed or restricted after you change your address online or by telephone. You may change your address at any time by a written request, addressed to the Transfer Agent. Confirmation of an address change will be sent to both your old and new address. Redemption proceeds will be sent to the address of record. The Funds are not responsible for interest lost on redemption amounts due to lost or misdirected mail.

Each Fund may delay paying redemption proceeds for up to 7 calendar days after receiving a request if an earlier payment could adversely affect each Fund.

Redemption in-Kind. Each Fund generally pays redemption proceeds in cash. However, the Trust, on behalf of the Fund, has filed a notice of election pursuant to Rule 18f-1 under the 1940 Act, under which the Trust, on behalf of each Fund, has reserved the right for each Fund to redeem in-kind under certain circumstances, meaning that redemption proceeds are paid in liquid securities with a market value equal to the redemption price. If the Funds’ pays your redemption proceeds by a distribution of securities, you could incur brokerage or other charges when converting the securities to cash. These securities received in-kind remain subject to general market risks until sold. For federal income tax purposes, redemptions in-kind are taxed in the same manner to a redeeming shareholder as redemptions made in cash. In addition, sales of such in-kind securities may generate taxable gains.

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Redemptions in-kind are typically used to meet redemption requests that represent a large percentage of the Fund’s net assets in order to minimize the effect of large redemptions on the Fund and its remaining shareholders. Redemptions in-kind may be used in circumstances as described above, and may also be used in stressed market conditions. Each Fund has in place a line of credit that may be used to meet redemption requests during stressed market conditions.

Redemption in-kind proceeds are limited to securities that are traded on a public securities market or for which quoted bid prices are available. In the unlikely event that each Fund redeems shares in-kind, the procedures utilized by each Fund to determine the securities to be distributed to redeeming shareholders will generally be representative of a shareholder’s interest in each Fund’s portfolio securities. However, each Fund may also redeem in-kind using individual securities as circumstances dictate.

Signature Guarantees. The Transfer Agent may require a signature guarantee for some redemption requests. Signature guarantees can be obtained from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program and the Securities Transfer Agents Medallion Program (“STAMP”), but not from a notary public. A signature guarantee, from either a Medallion program member or a non-Medallion program member, of each owner is required in the following situations:

•	if ownership is being changed on your account;
•	when redemption proceeds are payable or sent to any person, address or bank account not on record;
•	when a redemption request is received by the Transfer Agent and the account address has changed within the last 15 calendar days; or
•	for all redemptions in excess of $100,000 from any direct shareholder account.

Non-financial transactions, including establishing or modifying certain services on an account, may require a signature guarantee, signature verification from a Signature Validation Program member or other acceptable form of authentication from a financial intermediary source.

In addition to the situations described above, each Fund and/or the Transfer Agent reserve the right to require a signature guarantee or other acceptable signature verification in other instances based on the circumstances relative to the particular situation.

Redemption by Mail. You may execute most redemption requests by furnishing an unconditional written request to each Fund to redeem your shares at the current NAV per share. Redemption requests in writing should be sent to the Transfer Agent at:

Shareholder Information	91

Regular Mail	Overnight or Express Mail
Cromwell Funds	Cromwell Funds
c/o BNY Mellon Investment Servicing (US) Inc.	c/o BNY Mellon Investment Servicing (US) Inc.
P.O. Box 543498	Attention: 534445
Pittsburgh, PA 15253-4498	1350 Penn Ave, Suite 102
Pittsburgh, PA 15222

The Funds do not consider the U.S. Postal Service or other independent delivery services to be their agents. Therefore, deposit in the mail or with such services, of purchase orders or redemption requests does not constitute receipt by the Transfer Agent. Receipt of purchase orders or redemption requests is based on when the order is received at the Transfer Agent’s offices.

Telephone Redemption. If you did not decline this option on your account application, you may redeem shares in amounts of $100,000 or less by instructing a Fund by telephone at 1-855-625-7333 (toll-free). A signature verification from a Signature Validation Program member or other acceptable form of authentication from a financial intermediary source may be required of all shareholders in order to qualify for or to change telephone redemption privileges on an existing account. Telephone redemptions cannot be made if you have notified the Transfer Agent of a change of address within 15 days before the redemption request. Once a telephone transaction has been placed, it may not be cancelled or modified after the close of regular trading on the NYSE (generally 4:00 p.m., Eastern time). If an account has more than one owner or authorized person, the Fund will accept telephone instructions from any one owner or authorized person.

Wire Redemption. Wire transfers may be arranged to redeem shares. The Transfer Agent charges a fee, currently $15, per wire redemption against your account on dollar-specific trades and from proceeds on complete redemptions and share-specific trades. There is no such charge to have proceeds sent via ACH.

Systematic Withdrawal Plan (“SWP”). Each Fund offers a SWP through which you or your representatives may request that a redemption in a specific dollar amount be sent to you each month, calendar quarter or year. You may choose to have a check sent to the address of record, or proceeds may be sent to a pre-designated bank account via the ACH network. To start this program, your account must have a value of at least $2,000. The minimum amount that may be withdrawn each month, quarter or year is $100. The SWP may be terminated or modified by a shareholder or the Fund at any time. You may terminate your participation in the SWP at any time in writing or by telephoning the Transfer Agent no later than five days before the next scheduled withdrawal. A withdrawal under the SWP involves a redemption of Fund shares and may result in a taxable capital gain or loss for federal income tax purposes. In addition, if the amount withdrawn exceeds the amounts credited to your account, the account ultimately may be depleted. To establish the SWP, complete the SWP section of the Account Application. Please call 1-855-625-7333 (toll-free) for additional information regarding the SWP.

The Funds’ Right to Redeem an Account. Each Fund reserves the right to redeem the shares of any shareholder whose account balance is less than $1,000, other than as a result of a decline in the NAV. Each Fund will provide you with written notice at least 30 days prior to redeeming your account. Redemption of

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a shareholder’s account by the Fund may result in a taxable capital gain or loss for federal income tax purposes.

Converting Shares

Share class conversions are based on the relevant NAVs of the applicable share classes at the time of the conversion and no sales load or other charge is imposed. The Funds expect all share class conversions to be made on a tax-free basis. The Funds reserve the right to modify or eliminate the share class conversion feature. When a conversion occurs, reinvested dividends and capital gains convert with the shares that are converting.

Investors who hold Institutional Class shares of a Fund through a fee-based program, but who subsequently become ineligible to participate in the program or withdraw from the program, may be subject to conversion of their Institutional Class shares by their program provider to another class of shares of the Fund having expenses (including Rule 12b-1 fees) that may be higher than the expenses of the Institutional Class shares. Investors should contact their program provider to obtain information about their eligibility for the provider’s program and the class of shares they would receive upon such a conversion.

Tools to Combat Frequent Transactions

The Funds are intended for long-term investors. Short-term market timers who engage in frequent purchases and redemptions may disrupt a Funds’ investment program and create additional transaction costs that are borne by all of the Fund’s shareholders. The Board of Trustees has adopted policies and procedures that are designed to discourage excessive short-term trading and other abusive trading practices that may disrupt portfolio management strategies and harm performance. Each Fund takes steps to reduce the frequency and effect of these activities in the Fund. These steps may include, among other things, monitoring trading activity and using fair value pricing, as determined by the Board, when each Sub-Adviser determines that current market prices are not readily available. Although these efforts are designed to discourage abusive trading practices, they cannot eliminate the possibility that such activity will occur. Each Fund seeks to exercise its judgment in implementing these tools to the best of its abilities and in a manner that it believes is consistent with shareholder interests. Except as noted herein, the Fund applies all restrictions uniformly in all applicable cases.

Monitoring Trading Practices Each Fund monitors selected trades in an effort to detect excessive short-term trading activities If, as a result of this monitoring, a Fund believes that you have engaged in excessive short-term trading, it may, in its discretion, ask you to stop such activities or refuse to process purchases in your accounts. In making such judgments, the Fund seeks to act in a manner that it believes is consistent with the best interests of its shareholders. Each Fund uses a variety of techniques to monitor for and detect abusive trading practices. These techniques may change from time to time as determined by the Fund in its sole discretion. To minimize harm to a Fund and its shareholders, the Fund reserves the right to reject any purchase order (but not a redemption request), in whole or in part, for any reason (including, without limitation, purchases by persons whose trading activity in Fund shares is believed by the Adviser to be harmful to the Fund) and without prior notice. A Fund may decide to restrict purchase and sale activity in its shares based on various factors, including whether frequent purchase and sale activity will disrupt

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portfolio management strategies and adversely affect Fund performance or whether the shareholder has conducted four round trip transactions within a 12-month period.

Due to the complexity and subjectivity involved in identifying abusive trading activity and the volume of shareholder transactions that a Fund handles, there can be no assurance that the Fund’s efforts will identify all trades or trading practices that may be considered abusive. In particular, since each Fund receives purchase and sale orders through Authorized Intermediaries that use non-disclosed or omnibus accounts, the Fund may not always detect frequent trading. However, each Fund will work with Authorized Intermediaries as necessary to discourage shareholders from engaging in abusive trading practices and to impose restrictions on excessive trades. In this regard, each Fund has entered into information-sharing agreements with its Authorized Intermediaries pursuant to which the Authorized Intermediaries are required to provide to the Fund, at the Fund’s request, certain information relating to their customers investing in the Fund through non-disclosed or omnibus accounts. Each Fund will use this information to attempt to identify abusive trading practices. Authorized Intermediaries are contractually required to follow any instructions from the Funds to restrict or prohibit future purchases from shareholders who are found to have engaged in abusive trading in violation of the Funds’ policies. However, the Fund cannot guarantee the accuracy of the information provided to it from Authorized Intermediaries and cannot ensure that it will always be able to detect abusive trading practices that occur through non-disclosed and omnibus accounts. As a result, the Funds’ ability to monitor and discourage abusive trading practices in non-disclosed and omnibus accounts may be limited.

Other Fund Policies

Telephone Transactions. If you accepted telephone privileges on the Account Application or in a letter to the Funds, you may be responsible for any fraudulent telephone orders as long as the Fund has taken reasonable precautions to verify your identity. In addition, once you place a telephone transaction request, it may not be canceled or modified after the close of regular trading on the NYSE (generally 4:00 p.m., Eastern time).

During periods of significant economic or market change, telephone transactions may be difficult to complete. If you are unable to contact the Fund by telephone, you may also mail your requests to the Fund at one of the addresses previously listed in “How to Purchase Shares – Purchase by Mail” or “How to Redeem Shares – Redemption by Mail” above. Neither the Funds nor the Transfer Agent are liable for any loss incurred due to failure to complete a telephone transaction prior to the close of the NYSE (generally 4:00 p.m., Eastern time).

Telephone transactions must be received by or prior to the close of regular trading on the NYSE (generally 4:00 p.m., Eastern time). During periods of high market activity, shareholders may encounter higher than usual call-waiting times. Please allow sufficient time to ensure that you will be able to complete your telephone transaction prior to the close of regular trading on the NYSE. The Funds are not responsible for delays due to communications or transmission outages, subject to applicable law.

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Neither the Funds nor any of their service providers are liable for any loss or expense in acting upon instructions that are reasonably believed to be genuine, subject to applicable law. To confirm that all telephone instructions are genuine, the Fund uses reasonable procedures, such as requesting:

•	that you correctly state your Fund account number;
•	the name in which your account is registered; or
•	the Social Security or taxpayer identification number under which the account is registered.

Policies of Authorized Intermediaries. An Authorized Intermediary or its designee may establish policies that differ from those of the Funds. For example, an Authorized Intermediary may charge transaction fees, set higher or lower minimum investments or impose certain limitations on buying or selling shares in addition to those identified in this Prospectus. Please contact your Authorized Intermediary for details.

Closure of the Fund. The Adviser retains the right to close a Fund (or partially close a Fund) to new purchases if it is determined to be in the best interest of shareholders. Based on market and Fund conditions, the Adviser may decide to close the Fund to new investors, all investors or certain classes of investors (such as fund supermarkets) at any time. If a Fund is closed to new purchases it will continue to honor redemption requests, unless the right to redeem shares has been temporarily suspended as permitted by federal law.

Householding. In an effort to decrease costs, the Funds intend to reduce the number of duplicate prospectuses, supplements and certain other shareholder documents you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Funds reasonably believe are from the same family or household. If you would like to discontinue householding for your accounts, please call toll-free at 1-855-625-7333 (toll-free) to request individual copies of documents; if your shares are held through a Financial Intermediary, please contact them directly. Once the Funds receive notice to stop householding, the Fund will begin sending individual copies within 30 days after receiving your request. This policy does not apply to account statements.

Lost Shareholders, Inactive Accounts and Unclaimed Property. It is important that the Funds maintain a correct address for each shareholder. An incorrect address may cause a shareholder’s account statements and other mailings to be returned to the Funds. Based upon statutory requirements for returned mail, the Fund will attempt to locate the shareholder or rightful owner of the account. If a Fund is unable to locate the shareholder, then it will determine whether the shareholder’s account can legally be considered abandoned. Your mutual fund account may be transferred to the state government of your state of residence if no activity occurs within your account during the “inactivity period” specified in your state’s abandoned property laws. The Funds are legally obligated to escheat (or transfer) abandoned property to the appropriate state’s unclaimed property administrator in accordance with statutory requirements. The shareholder’s last known address of record determines which state has jurisdiction. Please proactively contact the Transfer Agent toll-free at 1-855-625-7333 at least annually to ensure your account remains in active status.

Distribution of Fund Shares	95

If you are a resident of the state of Texas, you may designate a representative to receive notifications that, due to inactivity, your mutual fund account assets may be delivered to the Texas Comptroller. Please contact the Transfer Agent if you wish to complete a Texas Designation of Representative form.

IRA Accounts. IRA accounts will be charged a $15 annual maintenance fee, with a maximum charge of $30 per Social Security Number.

Distribution of Fund Shares

The Distributor

The Trust has entered into a Distribution Agreement (the “Distribution Agreement”) with Foreside Fund Services, LLC (the “Distributor”), located at Three Canal Plaza, Suite 100, Portland, Maine 04101, pursuant to which the Distributor acts as the Funds’ principal underwriter, provides certain administration services and promotes and arranges for the sale of each Fund’s shares. The offering of Fund shares is continuous, and the Distributor distributes Fund shares on a best efforts basis. The Distributor is not obligated to sell any certain number of shares of the Funds. The Distributor is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc.

Distribution and Shareholder Service (Rule 12b-1) Plan

Each Fund, except for the CenterSquare Fund, has adopted a Distribution and Shareholder Service Plan pursuant to Rule 12b-1 (the “Plan”) under the 1940 Act for its Investor Class shares. Under the Plan, each Fund is authorized to pay the Distributor, or other such entities as approved by the Board, Rule 12b-1 distribution fees for the sale and distribution of its shares and services provided to shareholders. The maximum amount of the Rule 12b-1 fee authorized is 0.25% of the Fund’s average daily net assets attributable to Investor Class shares, annually. The Distributor may pay any or all amounts received under the Plan to other persons, including the Adviser, for any distribution or service activity. Because these fees are paid out of the Fund’s assets attributable to Investor Class shares on an on-going basis, over time these fees will increase the cost of your investment in Fund shares and may cost you more than paying other types of sales charges.

Shareholder Servicing Fees

While the CenterSquare Fund has not adopted a formal Shareholder Servicing Plan, the Board has authorized the Fund to pay up to 0.25% of the average daily net assets of the Fund’s Investor Class shares and up to 0.15% of the average daily net assets of the Fund’s Institutional Class shares for shareholder services provided to the Fund.

Payments to Financial Intermediaries

Each Fund may pay fees to intermediaries such as banks, broker-dealers, financial advisers or other financial institutions, including affiliates of the Adviser, for recordkeeping, sub-administration, sub-accounting, sub-transfer agency and other shareholder services (collectively, “sub-TA services”) associated with shareholders whose shares are held of record in omnibus and networked accounts, retirement plans,

Distribution of Fund Shares	96

other group accounts or accounts traded through registered securities clearing agents in lieu of the transfer agent providing such services.

The Adviser, out of its own resources and legitimate profits and without additional cost to the Funds or their shareholders, may provide additional cash payments to certain intermediaries. These payments, sometimes referred to as revenue sharing, are in addition to Rule 12b-1 fees and sub-TA fees paid by the Funds, if any. Revenue sharing payments may be made to intermediaries for sub-TA services or distribution-related services, such as marketing support; access to third party platforms; access to sales meetings, sales representatives and management representatives of the intermediary; inclusion of a Fund on a sales list, including a preferred or select sales list, and in other sales programs. The Adviser may also pay cash compensation in the form of finder’s fees that vary depending on the dollar amount of the shares sold. From time to time, and in accordance with applicable rules and regulations, the Adviser may also provide non-cash compensation to representatives of various intermediaries who sell Fund shares or provide services to Fund shareholders.

Distributions and Taxes

Distributions

The CenterSquare Fund will make distributions of net investment income dividends at least quarterly, typically during the months of March, June, September and December. These payments could be treated as returns of capital for U.S. federal income tax purposes. The CenterSquare Fund normally declares and pays out net realized capital gain distributions, if any, annually in December. The CenterSquare Fund may make additional distributions if it deems a distribution to be desirable at other times during the year. You may also change your elections any time by giving the CenterSquare Fund written notice at least 10 days before the scheduled payment date.

The Long Short, Tran, Foresight, and Greenspring will make distributions of net investment income and net capital gain, if any, at least annually, typically during the month of December. The Funds may make additional distributions if it deems a distribution to be desirable at other times during the year.

All distributions will be reinvested in additional Fund shares unless you choose one of the following options: (1) to receive distributions of net capital gain in cash, while reinvesting net investment income distributions in additional Fund shares; (2) to receive all distributions in cash; or (3) to reinvest net capital gain distributions in additional Fund shares while receiving distributions of net investment income in cash.

If you wish to change your distribution option, write to or call the Transfer Agent or Financial Professional in advance of the payment date of the distribution. However, any such change will be effective only as to distributions for which the record date is five or more calendar days after the Transfer Agent receives the request.

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If you elect to receive distributions in cash and the U.S. Postal Service is unable to deliver your check, or if the check remains uncashed for six months, each Fund reserves the right to reinvest the distribution check in your account at each Fund’s then current NAV per share and to reinvest all subsequent distributions.

Federal Income Tax Consequences

Changes in income tax laws, potentially with retroactive effect, could impact the Funds’ investments or the tax consequences to you of investing in the Funds. Some of the changes could affect the timing, amount and tax treatment of the Funds’ distributions made to shareholders. Please consult your tax advisor before investing.

Both Funds intend to qualify and elect to be treated as a RIC under Subchapter M of the Code, provided that it complies with all applicable requirements regarding the source of its income, diversification of its assets and the timing and amount of its distributions. However, there can be no assurance that the Funds will satisfy all requirements to be taxed as a RIC.

Distributions of the Funds’ investment company taxable income (which includes, but is not limited to, interest, dividends, net short-term capital gain and net gain from foreign currency transactions), if any, are generally taxable to the Funds’ shareholders as ordinary income. For a non-corporate shareholder, to the extent that the Funds’ distributions of investment company taxable income are attributable to and reported as “qualified dividend” income, such income may be subject to tax at the reduced federal income tax rates applicable to long-term capital gain, if certain holding period requirements have been satisfied by the shareholder. For a corporate shareholder, a portion of the Funds’ distributions of investment company taxable income may qualify for the intercorporate dividends-received deduction to the extent both Funds receive dividends directly or indirectly from U.S. corporations, reports the amount distributed as eligible for the deduction and the corporate shareholder meets certain holding period requirements with respect to its shares. To the extent that the Funds’ distributions of investment company taxable income are attributable to net short-term capital gain, such distributions will be treated as ordinary income and generally cannot be offset by a shareholder’s capital losses from other investments.

Distributions of the Funds’ net capital gain (net long-term capital gain less net short-term capital loss) are generally taxable as long-term capital gain regardless of the length of time that a shareholder has owned Fund shares. Distributions of net capital gain are not eligible for qualified dividend income treatment or the dividends-received deduction referred to in the previous paragraph.

You will be taxed in the same manner whether you receive your distributions (of investment company taxable income or net capital gain) in cash or reinvest them in additional Fund shares. Distributions are generally taxable when received. However, distributions declared in October, November or December to shareholders of record and paid the following January are taxable as if received on December 31.

In addition to the federal income tax, certain individuals, trusts and estates may be subject to a net investment income (“NII”) tax of 3.8%. The NII tax is imposed on the lesser of: (i) a taxpayer’s investment income, net of deductions properly allocable to such income, or (ii) the amount by which such taxpayer’s

Distribution and Taxes	98

modified adjusted gross income exceeds certain thresholds ($250,000 for married individuals filing jointly, $200,000 for unmarried individuals, and $125,000 for married individuals filing separately). The Funds’ distributions are includable in a shareholder’s investment income for purposes of this NII tax. In addition, any capital gain realized by a shareholder upon a sale or redemption of both Fund’s shares is includable in such shareholder’s investment income for purposes of this NII tax.

Shareholders who sell or redeem shares generally will have a capital gain or loss from the sale or redemption. The amount of the gain or loss and the applicable rate of federal income tax will depend generally upon the amount paid for the shares, the amount received from the sale or redemption (including in-kind redemptions) and how long the shares were held by a shareholder. Gain or loss realized upon a sale or redemption of both Fund’s shares will generally be treated as a long-term capital gain or loss if the shares have been held for more than one year and, if held for one year or less, as a short-term capital gain or loss. Any loss arising from the sale or redemption of shares held for six months or less, however, is treated as a long-term capital loss to the extent of any distributions of net capital gain received or deemed to be received with respect to such shares. In determining the holding period of such shares for this purpose, any period during which your risk of loss is offset by means of options, short sales or similar transactions is not counted. If you purchase Fund shares (through reinvestment of distributions or otherwise) within 30 days before or after selling or redeeming other Fund shares at a loss, all or part of that loss will not be deductible and will instead increase the basis of the new shares.

A Fund may elect to pass through to you your pro rata share of foreign income taxes paid by the Fund if more than 50% of the value of the Fund’s total assets at the close of its taxable year consists of foreign stocks and securities. The Fund will notify you if it is eligible to and makes such an election.

Each Fund is required to report to certain shareholders and the IRS the cost basis of Fund shares acquired on or after January 1, 2012, when those shareholders subsequently sell or redeem those shares. Each Fund will determine cost basis using the average cost method unless you elect in writing any alternate IRS-approved cost basis method. Please see the SAI for more information regarding cost basis reporting.

The federal income tax status of all distributions made by each Fund for the preceding year will be annually reported to shareholders. Distributions made by each Fund may also be subject to state and local taxes. Additional tax information may be found in the SAI.

This section is not intended to be a full discussion of federal income tax laws and the effect of such laws on you. There may be other federal, state, foreign or local tax considerations applicable to a particular investor. You are urged to consult your own tax adviser.

Derivative Actions

Pursuant to the Trust’s Amended and Restated Declaration of Trust (the “Declaration of Trust”), and subject to the limitations disclosed in the Declaration of Trust, a Fund shareholder may only bring a derivative

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action if (i) the complaining shareholder was a shareholder of the Trust or the affected series or class, as applicable, at the time of the action; (ii) the shareholder was a shareholder of the Trust or the affected series or class, as applicable, as of the time of the demand; and (iii) prior to the commencement of such derivative action, the complaining shareholders have made a written demand to the Board requesting that they cause the Trust or affected series or class, as applicable, to file the action itself. The Declaration of Trust details information, certifications, undertakings, and acknowledgments that must be included in the demand. The Declaration of Trust also requires that, in order to bring a derivative action, the complaining shareholders must be joined in the action by shareholders representing no less than a majority of the then outstanding shares of the affected series or class to which such action relates if it does not relate to all series and classes. The Trustees shall be entitled to retain counsel or other advisors in considering the merits of the request and may require an undertaking by the shareholders making such request to reimburse the Trust for the expense of any such advisors in the event that the Trustees determine not to bring such action. The provision requiring at least a majority of the outstanding voting securities of the Trust, applicable series or class to join in the request to bring the derivative action and the provision requiring an undertaking by the requesting shareholders to reimburse the Trust for the expense of any advisors retained by the Board in the event that the Trustees determine not to bring such action, do not apply to claims brought under federal securities laws.

If the demand for derivative action has been considered by the Trustees, and after considering the merits of the claim, the Trustees have determined that maintaining a suit would not be in the best interests of the Trust or the affected series or class, as applicable, the complaining shareholders will be barred from commencing the derivative action (this provision does not apply to claims arising under the federal securities laws). The Trust will inform the complaining shareholders of any decision reached within five business days of reaching its decision.

Index Descriptions

Investors cannot invest directly in an index, although they may invest in the underlying securities.

The FTSE NAREIT All Equity REITs Index is a free-float adjusted, market capitalization-weighted index of U.S. equity REITs. Constituents of the index include all tax-qualified REITs with more than 50 percent of total assets in qualifying real estate assets other than mortgages secured by real property.

The S&P 500® Index is an unmanaged, capitalization-weighted index of 500 stocks designed to represent the broad domestic economy. The performance figures reflect all dividends reinvested.

The Russell Midcap® Index measures the performance of the mid-cap segment of the US equity universe. The Russell Midcap Index is a subset of the Russell 1000® Index and includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership. The Russell Midcap Index is constructed to provide a comprehensive and unbiased barometer for the mid-cap segment.

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The Russell 3000® Value Index is a capitalization-weighted equity index composed of those companies that are among the 3,000 largest U.S. companies based on total market capitalization that exhibit value characteristics such as lower price-to book ratios and lower expected growth rates. It is a subset of the Russell 3000® Index. This index is a total return market index, which assumes that all cash distributions are reinvested.

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Financial Highlights

The following tables illustrate the financial performance for the Funds for the fiscal periods shown. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

The information for the predecessor CenterSquare, Long Short, Tran and Greenspring Funds have been audited by different independent registered public accounting firms prior to their respective reorganizations into the Trust. The information for the fiscal years ended April 30, 2022 for the Tran Fund and December 31, 2022, for the CenterSquare Fund, Long Short Fund and Greenspring Fund have been audited by Funds’ prior independent registered public accounting firm. The information for the fiscal years ended December 31, 2023, December 31, 2024 and December, 31 2025, have been audited by Cohen & Company, Ltd., the Funds’ independent registered public accounting firm, whose report, along with the Funds’ financial statements, are included in the annual report, which is available upon request.

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CROMWELL CENTERSQUARE REAL ESTATE FUND

FINANCIAL HIGHLIGHTS

For a Fund share outstanding throughout the periods

INVESTOR CLASS(1)

	Year Ended December 31,
	2025		2024	2023	2022	2021
PER SHARE DATA:
Net asset value, beginning of period	$11.39		$10.89	$9.97	$14.06	$10.51
INVESTMENT OPERATIONS:
Net investment income (loss)(2)	0.23		0.21	0.22	0.17	0.10
Net realized and unrealized gain (loss) on investments	(0.06)		0.56	0.91	(3.63)	4.00
Total from investment operations	0.17		0.77	1.13	(3.46)	4.10
LESS DISTRIBUTIONS FROM:
Net investment income	(0.24)		(0.23)	(0.21)	(0.17)	(0.21)
Net realized gains	—		—	—	(0.46)	(0.34)
Return of capital	(0.00	)(3)	(0.04)	—	—	—
Total distributions	(0.24)		(0.27)	(0.21)	(0.63)	(0.55)
Net asset value, end of period	$11.32		$11.39	$10.89	$9.97	$14.06
Total return(4)	1.53%		7.19%	11.70%	(24.72)%	39.45%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in 000’s)	$47,829		$51,753	$59,869	$69,987	$104,438
Ratio of expenses to average net assets:
Before expense reimbursement/recoupment(5)	1.17%		1.09%	1.12%	1.11%	1.12%
After expense reimbursement/recoupment(6)	1.11%		1.09%	1.12%	1.12%	1.12	%(7)
Ratio of expenses excluding interest and tax expenses to average net assets:
Before expense reimbursement/recoupment	1.17%		1.08%	1.12%	1.11%	1.12%
After expense reimbursement/recoupment	1.11%		1.08%	1.12%	1.12%	1.12%
Ratio of net investment income (loss) to average net assets:
After expense reimbursement/recoupment	2.03%		1.92%	2.15%	1.46%	0.84%
Portfolio turnover rate	31%		35%	47%	57%	68%

(1)	Prior to March 7, 2022, the Investor Class was known as Class N.
(2)	Calculated using the average shares outstanding method.
(3)	Amount is greater than $(0.005) per share.
(4)

Total return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any. If the Adviser had not waived fees/reimbursed expenses, the total return would have been lower.

(5)	Includes reduction from broker recapture amounting to less than 0.01% for the fiscal year ended December 31, 2021.
(6)

After the impact of expense reimbursement or fee waivers and expense reductions such as brokerage credits, but includes expense repayments and non-reimbursable expenses, if any, such as interest, taxes, and extraordinary expenses.

(7)	Such ratio includes recapture of waived/reimbursed fees from prior periods amounting to less than 0.01%.
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CROMWELL CENTERSQUARE REAL ESTATE FUND

FINANCIAL HIGHLIGHTS

For a Fund share outstanding throughout the periods

INSTITUTIONAL CLASS(1)

	Year Ended December 31,
	2025	2024	2023	2022	2021
PER SHARE DATA:
Net asset value, beginning of period	$11.38	$10.89	$9.96	$14.05	$10.51
INVESTMENT OPERATIONS:
Net investment income (loss)(2)	0.24	0.22	0.24	0.19	0.12
Net realized and unrealized gain (loss) on investments	(0.05)	0.55	0.91	(3.63)	3.98
Total from investment operations	0.19	0.77	1.15	(3.44)	4.10
LESS DISTRIBUTIONS FROM:
Net investment income	(0.24)	(0.24)	(0.22)	(0.19)	(0.22)
Net realized gains	—	—	—	(0.46)	(0.34)
Return of capital	(0.01)	(0.04)	—	—	—
Total distributions	(0.25)	(0.28)	(0.22)	(0.65)	(0.56)
Net asset value, end of period	$11.32	$11.38	$10.89	$9.96	$14.05
Total return(3)	1.68%	7.20%	11.71%	(24.65)%	39.53%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in 000’s)	$40,707	$48,054	$66,391	$63,915	$102,347
Ratio of expenses to average net assets:
Before expense reimbursement/recoupment(4)	1.11%	1.02%	1.03%	0.99%	1.00%
After expense reimbursement/recoupment(5)	1.01%	1.03%	1.02%	1.00%	1.00	%(6)
Ratio of expenses excluding interest and tax expenses to average net assets:
Before expense reimbursement/recoupment	1.11%	1.01%	1.03%	0.99%	1.00%
After expense reimbursement/recoupment	1.01%	1.02%	1.02%	1.00%	1.00%
Ratio of net investment income (loss) to average net assets:
After expense reimbursement/recoupment	2.11%	1.96%	2.36%	1.56%	0.96%
Portfolio turnover rate	31%	35%	47%	57%	68%

(1)	Prior to March 7, 2022, the Institutional Class was known as Class I.
(2)	Calculated using the average shares outstanding method.
(3)

Total return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any. If the Adviser had not waived fees/reimbursed expenses, the total return would have been lower.

(4)	Includes reduction from broker recapture amounting to less than 0.01% for the fiscal year ended December 31, 2021.
(5)

After the impact of expense reimbursement or fee waivers and expense reductions such as brokerage credits, but includes expense repayments and non-reimbursable expenses, if any, such as interest, taxes, and extraordinary expenses.

(6)	Such ratio includes recapture of waived/reimbursed fees from prior periods amounting to less than 0.01%.
Financial Highlights	104

CROMWELL LONG SHORT FUND

FINANCIAL HIGHLIGHTS

For a Fund share outstanding throughout the periods

INVESTOR CLASS(1)

	Year Ended December 31,
	2025		2024	2023	2022	2021
PER SHARE DATA:
Net asset value, beginning of period	$22.61		$21.59	$22.13	$21.62	$19.96
INVESTMENT OPERATIONS:
Net investment income (loss)(2)	(0.11)		0.12	0.41	0.11	(0.02)
Net realized and unrealized gain (loss) on investments	4.00		1.11	(0.48)	0.50	1.68
Total from investment operations	3.89		1.23	(0.07)	0.61	1.66
LESS DISTRIBUTIONS FROM:
Net investment income	(0.01)		(0.21)	(0.47)	(0.10)	—
Total distributions	(0.01)		(0.21)	(0.47)	(0.10)	—
Net asset value, end of period	$26.49		$22.61	$21.59	$22.13	$21.62
Total return(3)	17.19	%(4)	5.71%	(0.34)%	2.81%	8.32%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in 000’s)	$42,102		$42,055	$50,106	$46,575	$47,709
Ratio of expenses to average net assets:
Before expense reimbursement/recoupment	2.46%		2.49%	2.60%	2.44%	2.58%
After expense reimbursement/recoupment	2.11%		2.11%	2.38%	2.25%	2.36%
Ratio of expenses excluding interest and tax expenses to average net assets:
Before expense reimbursement/recoupment	2.24%		2.18%	2.02%	1.99%	2.02%
After expense reimbursement/recoupment	1.90%		1.80%	1.80%	1.80%	1.80%
Ratio of net investment income (loss) to average net assets:
After expense reimbursement/recoupment(5)	(0.45)%		0.52%	1.89%	0.51%	(0.08)%
Portfolio turnover rate(6)	18%		108%	30%	40%	26%

(1)	Prior to March 14, 2022, the Investor Class was known as Class A.
(2)	Calculated using the average shares outstanding method.
(3)

Total return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any. If the Adviser had not waived fees/reimbursed expenses, the total return would have been lower.

(4)

Total return includes adjustments in accordance with U.S. GAAP and consequently, the net asset values for financial reporting purposes, and the total returns based upon those net asset values, may differ from the net asset values and total returns for shareholder transactions.

(5)	The net investment income (loss) ratios include dividend and interest expense on short positions.
(6)	Consists of long-term investments only; excludes securities sold short and derivative instruments.
Financial Highlights	105

CROMWELL LONG SHORT FUND

FINANCIAL HIGHLIGHTS

For a Fund share outstanding throughout the periods

INSTITUTIONAL CLASS(1)

	Year Ended December 31,
	2025		2024	2023	2022	2021
PER SHARE DATA:
Net asset value, beginning of period	$23.06		$22.02	$22.56	$22.03	$20.29
INVESTMENT OPERATIONS:
Net investment income (loss)(2)	(0.05)		0.20	0.48	0.18	0.03
Net realized and unrealized gain (loss) on investments	4.09		1.12	(0.50)	0.50	1.71
Total from investment operations	4.04		1.32	(0.02)	0.68	1.74
LESS DISTRIBUTIONS FROM:
Net investment income	(0.01)		(0.28)	(0.52)	(0.15)	—
Total distributions	(0.01)		(0.28)	(0.52)	(0.15)	—
Net asset value, end of period	$27.09		$23.06	$22.02	$22.56	$22.03
Total return(3)	17.51	%(4)	5.97%	(0.10)%	3.10%	8.58%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in 000’s)	$48,084		$49,322	$86,686	$101,115	$90,440
Ratio of expenses to average net assets:
Before expense reimbursement/recoupment	2.20%		2.24%	2.35%	2.19%	2.33%
After expense reimbursement/recoupment	1.86%		1.88%	2.13%	2.00%	2.11%
Ratio of expenses excluding interest and tax expenses to average net assets:
Before expense reimbursement/recoupment	1.99%		1.91%	1.77%	1.74%	1.78%
After expense reimbursement/recoupment	1.65%		1.55%	1.55%	1.55%	1.56%
Ratio of net investment income (loss) to average net assets:
After expense reimbursement/recoupment(5)	(0.19)%		0.87%	2.14%	0.81%	0.13%
Portfolio turnover rate(6)	18%		108%	30%	40%	26%

(1)	Prior to March 14, 2022, the Institutional Class was known as Class I.
(2)	Calculated using the average shares outstanding method.
(3)

Total return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any. If the Adviser had not waived fees/reimbursed expenses, the total return would have been lower.

(4)

Total return includes adjustments in accordance with U.S. GAAP and consequently, the net asset values for financial reporting purposes, and the total returns based upon those net asset values, may differ from the net asset values and total returns for shareholder transactions.

(5)	The net investment income (loss) ratios include dividend and interest expense on short positions.
(6)	Consists of long-term investments only; excludes securities sold short and derivative instruments.
Financial Highlights	106

CROMWELL FORESIGHT GLOBAL INFRASTRUCTURE FUND

FINANCIAL HIGHLIGHTS

For a Fund share outstanding throughout the periods

INSTITUTIONAL CLASS

	Year Ended December 31,		Period Ended December 31,
	2025	2024	2023(1)
PER SHARE DATA:
Net asset value, beginning of period	$16.64	$18.21	$20.00
INVESTMENT OPERATIONS:
Net investment income (loss)(2)	0.54	0.47	0.44
Net realized and unrealized gain (loss) on investments	1.57	(1.48)	(1.77)
Total from investment operations	2.11	(1.01)	(1.33)
LESS DISTRIBUTIONS FROM:
Net investment income	(0.74)	(0.54)	(0.46)
Return of capital	—	(0.02)	—
Total distributions	(0.74)	(0.56)	(0.46)
Net asset value, end of period	$18.01	$16.64	$18.21
Total return(3)(4)	12.67%	(5.55)%	(6.65)%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in 000’s)	$48,753	$43,890	$45,690
Ratio of expenses to average net assets:
Before expense reimbursement/recoupment(5)	1.28%	1.29%	1.37%
After expense reimbursement/recoupment(5)	1.05%	1.05%	1.05%
Ratio of net investment income (loss) to average net assets:
After expense reimbursement/recoupment(5)	3.01%	2.63%	2.66%
Portfolio turnover rate(3)	36%	24%	20%

(1)	Since commencement of operations on January 31, 2023.
(2)	Calculated using the average shares outstanding method.
(3)	Not annualized for periods less than one year.
(4)

Total return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any. If the Adviser had not waived fees/reimbursed expenses, the total return would have been lower.

(5)	Annualized for periods less than one year.
Financial Highlights	107

CROMWELL TRAN FOCUS FUND

FINANCIAL HIGHLIGHTS

For a Fund share outstanding throughout the periods

INVESTOR CLASS(1)

	Year Ended December 31,		Period Ended December 31,	Year Ended April 30,
	2025	2024	2023(2)	2023	2022	2021
PER SHARE DATA:
Net asset value, beginning of period	$6.96	$6.06	$4.95	$6.51	$9.39	$6.74
INVESTMENT OPERATIONS:
Net investment income (loss)(3)	(0.05)	(0.03)	(0.01)	(0.02)	(0.07)	(0.04)
Net realized and unrealized gain (loss) on investments	0.58	0.94	1.12	(0.94)	(0.92)	3.85
Total from investment operations	0.53	0.91	1.11	(0.96)	(0.99)	3.81
LESS DISTRIBUTIONS FROM:
Net investment income	—	—	—	—	(1.89)	(1.16)
Net realized gains	(0.92)	(0.01)	—	(0.60)	—	—
Return of capital	—	—	—	0.00 (4)	—	—
Total distributions	(0.92)	(0.01)	—	(0.60)	(1.89)	(1.16)
Net asset value, end of period	$6.57	$6.96	$6.06	$4.95	$6.51	$9.39
Total return(5)(6)	7.33%	15.00%	22.42%	(14.76)%	(15.09)%	60.14%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in 000’s)	$12,607	$15,789	$17,028	$16,855	$21,825	$33,768
Ratio of expenses to average net assets:
Before expense reimbursement/recoupment(7)	1.97%	1.88%	1.87%	1.96%	1.78%	1.82%
After expense reimbursement/recoupment(7)	1.35%	1.18%	1.10%	1.10%	1.10%	1.10%
Ratio of net investment income (loss) to average net assets:
After expense reimbursement/recoupment(7)	(0.75)%	(0.50)%	(0.40)%	(0.45)%	(0.84)%	(0.56)%
Portfolio turnover rate(5)	69%	37%	49%	49%	38%	66%

(1)	Prior to August 8, 2022, the Investor Class was known as Class A.
(2)	For the period May 1, 2023 through December 31, 2023. On November 1, 2023 the Tran Focus Fund changed its fiscal year end from April 30 to December 31.
(3)	Calculated using the average shares outstanding method.
(4)	Amount is less than $0.005 per share.
(5)	Not annualized for periods less than one year.
(6)

Total return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any. If the Adviser had not waived fees/reimbursed expenses, the total return would have been lower. Total return does not reflect the impact of the maximum front—end sales load of 5.00% in effect prior to August 8, 2022. If reflected, the return would be lower.

(7)	Annualized for periods less than one year.
Financial Highlights	108

CROMWELL TRAN FOCUS FUND

FINANCIAL HIGHLIGHTS

For a Fund share outstanding throughout the periods

INSTITUTIONAL CLASS(1)

	Year Ended December 31,		Period Ended December 31,	Year Ended April 30,
	2025	2024	2023(2)	2023	2022	2021
PER SHARE DATA:
Net asset value, beginning of period	$7.76	$6.73	$5.49	$7.13	$10.09	$7.16
INVESTMENT OPERATIONS:
Net investment income (loss)(3)	(0.04)	(0.02)	(0.01)	(0.01)	(0.06)	(0.03)
Net realized and unrealized gain (loss) on investments	0.64	1.06	1.25	(1.03)	(1.01)	4.12
Total from investment operations	0.60	1.04	1.24	(1.04)	(1.07)	4.09
LESS DISTRIBUTIONS FROM:
Net investment income	—	—	—	—	(1.89)	(1.16)
Net realized gains	(0.92)	(0.01)	—	(0.60)	—	—
Return of capital	—	—	—	0.00 (4)	—	—
Total distributions	(0.92)	(0.01)	—	(0.60)	(1.89)	(1.16)
Net asset value, end of period	$7.44	$7.76	$6.73	$5.49	$7.13	$10.09
Total return(5)(6)	7.48%	15.44%	22.59%	(14.59)%	(14.80)%	60.55%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in 000’s)	$11,968	$13,895	$14,390	$17,248	$26,178	$28,590
Ratio of expenses to average net assets:
Before expense reimbursement/recoupment(7)	1.72%	1.63%	1.62%	1.71%	1.54%	1.58%
After expense reimbursement/recoupment(7)	1.10%	0.93%	0.85%	0.85%	0.85%	0.85%
Ratio of net investment income (loss) to average net assets:
After expense reimbursement/recoupment(7)	(0.51)%	(0.25)%	(0.14)%	(0.20)%	(0.59)%	(0.31)%
Portfolio turnover rate(5)	69%	37%	42%	49%	38%	66%

(1)	Prior to August 8, 2022, the Institutional Class was known as Class I.
(2)	For the period May 1, 2023 through December 31, 2023. On November 1, 2023 the Tran Focus Fund changed its fiscal year end from April 30 to December 31.
(3)	Calculated using the average shares outstanding method.
(4)	Amount is less than $0.005 per share.
(5)	Not annualized for periods less than one year.
(6)

Total return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any. If the Adviser had not waived fees/reimbursed expenses, the total return would have been lower.

(7)	Annualized for periods less than one year.
Financial Highlights	109

CROMWELL GREENSPRING MID CAP FUND

FINANCIAL HIGHLIGHTS

For a Fund share outstanding throughout the periods

INSTITUTIONAL CLASS

	Year Ended December 31,
	2025	2024	2023	2022	2021
PER SHARE DATA:
Net asset value, beginning of period	$25.18	$23.16	$22.19	$26.27	$22.36
INVESTMENT OPERATIONS:
Net investment income (loss)(1)	0.08	0.12	0.19	0.26	0.10
Net realized and unrealized gain (loss) on investments	1.50	3.70	2.36	(2.55)	5.83
Total from investment operations	1.58	3.82	2.55	(2.29)	5.93
LESS DISTRIBUTIONS FROM:
Net investment income	(0.12)	(0.11)	(0.21)	(0.28)	(0.11)
Net realized gains	(2.18)	(1.69)	(1.37)	(1.51)	(1.91)
Total distributions	(2.30)	(1.80)	(1.58)	(1.79)	(2.02)
Net asset value, end of period	$24.46	$25.18	$23.16	$22.19	$26.27
Total return(2)	6.18%	16.08%	11.95%	(8.67)%	26.83%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in 000’s)	$116,847	$124,328	$119,499	$135,900	$172,800
Ratio of expenses to average net assets:
Before expense reimbursement/recoupment	1.13%	1.04%	1.14%	1.09%	1.07%
After expense reimbursement/recoupment	1.13%	1.04%	1.14%	1.09%	1.07%
Ratio of net investment income (loss) to average net assets:
After expense reimbursement/recoupment	0.32%	0.47%	0.86%	1.06%	0.40%
Portfolio turnover rate	6%	11%	18%	11%	29%

(1)	Calculated using the average shares outstanding method.
(2)

Total return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any.

Financial Highlights	110

PRIVACY NOTICE

Each Fund collects non-public personal information about you from the following sources:

•	information the Funds’ receives about you on applications or other forms;
•	information you give the Funds’ orally; and/or
•	information about your transactions with the Funds’ or others.

Each Fund does not disclose any non-public personal information about its shareholders or former shareholders without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities. Each Fund may share information with affiliated parties and unaffiliated third parties with whom it has contracts for servicing each Fund. Each Fund will provide unaffiliated third parties with only the information necessary to carry out its assigned responsibility. All shareholder records will be disposed of in accordance with applicable law. Each Fund maintains physical, electronic and procedural safeguards to protect your non-public personal information and requires third parties to treat your non-public personal information with the same high degree of confidentiality.

In the event that you hold shares of a Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary governs how your non-public personal information is shared with unaffiliated third parties.

Investment Adviser

Cromwell Investment Advisors, LLC

810 Gleneagles Court, Suite 106

Baltimore, Maryland 21286

Independent Registered Public Accounting Firm

Cohen & Company, Ltd.

1835 Market Street, Suite 310

Philadelphia, Pennsylvania 19103

Legal Counsel

Vedder Price P.C.

1401 New York Avenue NW, Suite 500
Washington, D.C. 20005

Custodian

The Bank of New York Mellon

240 Greenwich

New York, New York 10286

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

500 Ross Street

Pittsburgh, Pennsylvania 15262

Fund Accountant and Fund Administrator

The Bank of New York Mellon

4400 Computer Drive

Westborough, Massachusetts 01581

Distributor

Foreside Fund Services, LLC

Three Canal Plaza, Suite 100

Portland, Maine 04101

Cromwell CenterSquare Real Estate Fund

Cromwell Long Short Fund

Cromwell Tran Focus Fund

Cromwell Foresight Global Infrastructure Fund

Cromwell Greenspring Mid Cap Fund

FOR MORE INFORMATION

You may find more information about each Fund in the following documents:

Statement of Additional Information

Each Fund’s SAI provides additional details about the investments and techniques of each Fund and certain other additional information. The current SAI on file with the SEC is incorporated into this Prospectus by reference. This means that each Fund’s SAI is legally considered a part of this Prospectus even though it is not physically within this Prospectus.

Annual and Semi-Annual Reports

Additional information about the Funds’ investments is available in the Funds’ annual and semi-annual reports and in Form N-CSR. In the Funds’ annual report, you will find a discussion of the market conditions and investment strategies that affected the Funds’ performance during each Fund’s last fiscal year. In Form N-CSR, you will find the Funds’ annual and semi-annual financial statements.

You may obtain a free copy of these documents, request other information or make general inquiries about each Fund by calling each Fund at 1-855-625-7333 (toll-free), by visiting www.thecromwellfunds.com or by writing to:

CROMWELL FUNDS

c/o BNY Mellon Investment Servicing (US) Inc.

P.O. Box 534498

Pittsburgh, PA 15253-4498

Shareholder reports and other information about each Fund are also available:

•	free of charge from the SEC’s EDGAR database on the SEC’s website at http://www.sec.gov; or

•	for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

___________________________________________________________________

(The Trust’s SEC Investment Company Act of 1940 file number is 811-23724.)

CROMWELL CENTERSQUARE REAL ESTATE FUND

Investor Class (MRESX)

Institutional Class (MRASX)

CROMWELL LONG SHORT FUND

Investor Class (MFADX)

Institutional Class (MFLDX)

CROMWELL TRAN FOCUS FUND

Investor Class (LIMAX)

Institutional Class (LIMIX)

CROMWELL FORESIGHT GLOBAL INFRASTRUCTURE FUND

Investor Class (CFGVX)*

Institutional Class (CFGIX)

CROMWELL GREENSPRING MID CAP FUND

Investor Class (GRNPX)*

Institutional Class (GRSPX)

Statement of Additional Information

Dated: April 30, 2026

This Statement of Additional Information (“SAI”) provides general information about the Cromwell CenterSquare Real Estate Fund (“CenterSquare Fund”), the Cromwell Long Short Fund (“Long Short Fund”), the Cromwell Tran Focus Fund (“Tran Fund”), the Cromwell Foresight Global Infrastructure Fund (“Foresight Fund”), and the Cromwell Greenspring Mid Cap Fund (“Greenspring Fund”) (together the “Funds”), each a series of Total Fund Solution (the “Trust”). This SAI is not a prospectus and should be read in conjunction with the Funds’ current prospectus dated April 30, 2026 (the “Prospectus”), as supplemented and amended from time to time, which is incorporated by reference. To obtain a copy of the Prospectus and/or the Funds’ Annual Report to shareholders free of charge, please call the Fund at 1-855-625-7333 toll free or by visiting the Fund’s website at www.thecromwellfunds.com.

* Investor Class shares of the Cromwell Foresight Global Infrastructure Fund, and the Cromwell Greenspring Mid Cap Fund are not currently available for sale.

1

The Trust

The Trust is a Delaware statutory trust organized on July 29, 2021 and is registered with the Securities and Exchange Commission (“SEC”) as an open-end management investment company. Each Fund is one series, or mutual fund, formed by the Trust. Each Fund has its own investment objective and policies. Shares of other series of the Trust are offered in separate prospectuses and SAIs. The Trust may register additional series and offer shares of a new fund or share class under the Trust at any time.

The Trust is authorized to issue an unlimited number of interests (or shares). Interests in each Fund are represented by shares of beneficial interest each with no par value. Each share of the Trust has equal voting rights and liquidation rights, and is voted in the aggregate and not by the series or class of shares except in matters where a separate vote is required by the Investment Company Act of 1940, as amended (the “1940 Act”), or when the matters affect only the interests of a particular series or class of shares. When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each full share owned and fractional votes for fractional shares owned. Shares of each series or class generally vote together, except when required under federal securities laws to vote separately on matters that only affect a particular class. The Trust does not normally hold annual meetings of shareholders. The Trust’s Board of Trustees (the “Board” or the “Board of Trustees”) shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon removal of any trustee when requested to do so in writing by shareholders holding 10% or more of the Trust’s outstanding shares.

Each share of each Fund represents an equal proportionate interest in the assets and liabilities belonging to each Fund and is entitled to such distributions out of the income belonging to each Fund as are declared by the Board of Trustees. The Board of Trustees has the authority from time to time to divide or combine the shares of any series into a greater or lesser number of shares of that series so long as the proportionate beneficial interests in the assets belonging to that series and the rights of shares of any other series are in no way affected. Additionally, in case of any liquidation of a series, the shareholders of the series being liquidated are entitled to receive a distribution out of the assets, net of the liabilities, belonging to that series. Expenses attributable to any series or class are borne by that series or class. Any general expenses of the Trust not readily identifiable as belonging to a particular series or class are allocated by, or under the direction of, the Board of Trustees on the basis of relative net assets, the number of shareholders or another equitable method. No shareholder shall be personally liable for the obligations and expenses incurred by Trust or any Fund or class.

With respect to each Fund, the Trust may offer more than one class of shares. The Trust, on behalf of each Fund, has adopted a multiple class plan under Rule 18f-3 under the 1940 Act, detailing the attributes of each Fund’s share classes. Each share of a series or class represents an equal proportionate interest in that series or class with each other share of that series or class. While each Fund offers both an Investor Class and Institutional Class shares, as of the date of this SAI, the Investor Class are not available for purchase for the Foresight Fund, and Greenspring Fund.

The assets of each Fund received for the issue or sale of its shares, and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, shall constitute the underlying assets of each Fund. In the event of the dissolution or liquidation of each Fund, the shareholders of each Fund are entitled to share pro rata in the net assets of each Fund available for distribution to shareholders.

Cromwell Investment Advisors, LLC (the “Adviser”) serves as the investment adviser to each Fund. Effective on March 7, 2022, AMG Managers CenterSquare Real Estate Fund, a series of AMG Funds I (the “Predecessor CenterSquare Fund”), reorganized into the CenterSquare Fund. Pursuant to the reorganization, the CenterSquare Fund is the successor to the accounting and performance information of the Predecessor CenterSquare Fund. The Predecessor CenterSquare Fund Investor Class shares commenced operations on December 31, 1997. The Predecessor CenterSquare Fund Institutional Class shares commenced operations on February 24, 2017. Class Z shares of the CenterSquare Fund converted into Institutional Class shares of the Fund on February 28, 2023.

2

The Long Short Fund, formerly, the Cromwell Marketfield L/S Fund is the successor to the Marketfield Fund, a series of Trust for Professional Managers (“TPM”) (the “Predecessor Marketfield Fund”) pursuant to a reorganization effective after the close of business on March 11, 2022. During the past 10 years, the Long Short Fund was a series of different registered investment companies. The Long Short Fund, first named the Marketfield Fund launched on July 31, 2007 as a series of TPM. The Fund reorganized into the MainStay Marketfield Fund as a series of Mainstay Funds Trust (“Mainstay”) on October 5, 2012. On April 8, 2016, the Long Short Fund reorganized back into the Marketfield Fund series of TPM where it remained until March 11, 2022, when it reorganized into the Cromwell Marketfield L/S Fund, which was later renamed the Long Short Fund. The Long Short Fund has adopted the performance and financial history of the Predecessor Marketfield Fund. Performance information shown prior to the close of business on March 11, 2022 is that of the Predecessor Marketfield Fund. Class C shares of the Long Short Fund converted into Investor Class shares on November 17, 2023.

The Tran Fund is the successor to the Tran Capital Sustainable Focused Fund, a series of FundVantage Trust (the “Predecessor Tran Fund”) pursuant to a reorganization effective after the close of business on August 5, 2022. From the Predecessor Tran Fund’s inception to September 15, 2017, the Fund’s name was the “Lateef Fund.” From September 16, 2017 to February 6, 2020, the Predecessor Tran Fund’s name was the “Lateef Focused Growth Fund.” From February 7, 2020 to April 14, 2021 the Predecessor Tran Fund’s name was “Lateef Focused Sustainable Growth Fund.” Class A, Class C and Institutional Class shares commenced operations (through the Predecessor Tran Fund) on September 6, 2007. Effective August 30, 2019, Class C shares were converted to Class A shares. Effective August 5, 2022, Class A shares were redesignated as Investor Class shares.

The Foresight Fund commenced operations on January 31, 2023.

The Greenspring Fund is the successor to the Greenspring Fund, Inc., which commenced operations on July 1, 1983, pursuant to a reorganization effective after the close of business on August 14, 2023.

Investment Policies, Strategies and Associated Risks

The investment objective of each Fund is provided in the prospectus. There is no assurance that each Fund will achieve its investment objective. The following discussion supplements the description of each of the Fund’s investment objectives and principal investment strategies set forth in the Prospectus. Except for the fundamental investment restrictions listed below (see “Investment Restrictions - Fundamental Investment Restrictions” below), the Funds’ investment strategies and policies are not fundamental and may be changed by the sole action of the Board of Trustees, without shareholder approval. The Funds’ investment objectives are non-fundamental and may be changed without the approval of the Funds’ shareholders upon 60 days’ written notice to shareholders. While each Fund is permitted to hold securities and to engage in various strategies as described hereafter, it is not obligated to do so.

Whenever an investment policy or limitation states a maximum percentage of the Funds’ assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, the standard or percentage limitation is determined immediately after and as a result of the Funds’ acquisition or sale of the security or other asset. Accordingly, except with respect to borrowing and illiquid securities, any subsequent changes in values, net assets or other circumstances are not considered when determining whether an investment complies with the Funds’ investment policies and limitations. In addition, if a bankruptcy or other extraordinary event occurs concerning a particular investment by each Fund, each Fund may receive securities, real estate or other investments that the Fund would not, or could not, buy. If this happens, each Fund will sell these investments as soon as reasonably practicable while trying to maximize the return to the Funds’ shareholders.

Diversification

The Long Short Fund and the Greenspring Fund (each a “Diversified Fund,” and together, the “Diversified Funds”) are diversified. Under applicable federal laws, to qualify as a diversified fund, the Diversified Funds, with respect to 75% of its total assets, may not invest more than 5% of its total assets in any one issuer and may not hold more than 10% of the securities of any

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one issuer. The remaining 25% of the Diversified Funds’ total assets does not need to be “diversified” and may be invested in the securities of a single issuer, subject to other applicable laws. The diversification of a Diversified Fund’s holdings is measured at the time that the Fund purchases a security. However, if a Diversified Fund purchases a security and holds it for a period of time, the security may become a larger percentage of the Fund’s total assets due to movements in the financial markets. If the market affects several securities held by a Diversified Fund, the Fund may have a greater percentage of its assets invested in the securities of a few issuers. Then the Fund is subject to the risk that its performance may be hurt disproportionately by the poor performance of relatively few securities despite the fact that the Fund qualifies as a diversified fund under applicable federal laws.

Non-Diversification

The CenterSquare Fund, the Tran Fund, and the Foresight Fund (each, a “Non-Diversified Fund,” and together, the “Non-Diversified Funds”) are non-diversified under the 1940 Act, which means that there is no restriction as to how much each Non-Diversified Fund may invest in the securities of any one issuer. However, to qualify for tax treatment as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”), each Non-Diversified Fund intends to comply, as of the end of each taxable quarter, with certain diversification requirements imposed by the Code. Pursuant to these requirements, at the end of each taxable quarter, each Non-Diversified Fund, among other things, will not have investments in the securities of any one issuer (other than U.S. Government securities) of more than 25% of the value of the respective Non-Diversified Fund’s total assets. In addition, each Non-Diversified Fund, with respect to 50% of its total assets, will not have investments in the securities of any issuer equal to 5% of the respective Non-Diversified Fund’s total assets, and will not purchase more than 10% of the outstanding voting securities of any one issuer. As a non-diversified investment company, each Non-Diversified Fund may be subject to greater risks than diversified companies because of the larger impact of fluctuation in the values of securities of fewer issues.

General Market Risks

Global economies and financial markets are increasingly interconnected, which increases the probabilities that conditions in one country or region might adversely impact issues in a different country or region. In some cases, the stock prices of individual companies have been negatively impacted even though there may be little or no apparent degradation in the financial condition or prospects of that company. As a result of this volatility, many of the risks associated with an investment in each Fund may be increased. Continuing market problems may have adverse effects on each Fund.

Market Disruption and Geopolitical Risk

Each Fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. War, terrorism, and related geopolitical events (and their aftermath) have led, and in the future may lead, to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets generally. Likewise, natural and environmental disasters, such as, for example, earthquakes, fires, floods, hurricanes, tsunamis and weather-related phenomena generally, as well as the spread of infectious illness or other public health issues, including widespread epidemics or pandemics such as the COVID-19 outbreak in 2020, and systemic market dislocations can be highly disruptive to economies and markets. Those events as well as other changes in non-U.S. and domestic economic and political conditions also could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of each Fund’s investments.

Given the increasing interdependence between global economies and markets, conditions in one country, market, or region might adversely impact markets, issuers and/or foreign exchange rates in other countries, including the U.S. Continuing uncertainty as to the status of the Euro and the European Monetary Union (the “EMU”) has created significant volatility in currency and financial markets generally. Any partial or complete dissolution of the EMU, or any continued uncertainty as to its status, could have significant adverse effects on currency and financial markets, and on the values of the Fund’s investments.

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Unexpected political, regulatory and diplomatic events within the United States and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. The ongoing armed conflict between Ukraine and Russia in Europe, Israel and Hamas in the Middle East, and the war between the U.S. and Iran could have severe adverse effects on the regional or global economies and the markets for certain securities. The U.S. and the European Union have imposed sanctions on certain Russian individuals and companies, including certain financial institutions, and have limited certain exports and imports to and from Russia. The wars in the Ukraine, Iran and in the Middle East have contributed to recent market volatility and may continue to do so. For additional information, see “Market Disruption Risks Related to Armed Conflict” below.

Market Disruption Risks Related to Armed Conflict

As a result of increasingly interconnected global economies and financial markets, armed conflict between countries or in a geographic region, for example the current conflicts between Russia and Ukraine in Europe, Israel and Hamas in the Middle East, and the U.S. and Iran, has the potential to adversely impact the Funds’ investments. Such conflicts, and other corresponding events, have had, and could continue to have, severe negative effects on regional and global economic and financial markets, including increased volatility, reduced liquidity, and overall uncertainty. The negative impacts may be particularly acute in certain sectors. The timing and duration of such conflicts, resulting sanctions, related events and other implications cannot be predicted. The foregoing may result in a negative impact on Fund performance and the value of an investment in a Fund, even beyond any direct investment exposure the Fund may have to issuers located in or with significant exposure to an impacted country or geographic regions.

Cyber Security

With the increasing use of the Internet and technology in connection with each Fund’s operations, each Fund is susceptible to greater operational and information security risks through breaches in cyber security. Cyber security breaches include, without limitation, infection by computer viruses and unauthorized access to the Funds’ systems through “hacking” or other means for the purpose of misappropriating assets or sensitive information, corrupting data, or causing operations to be disrupted. Cyber security breaches may also occur in a manner that does not require gaining unauthorized access, such as denial-of-service attacks or situations where authorized individuals intentionally or unintentionally release confidential information stored on the Funds’ systems. A cyber security breach may cause disruptions and impact the Fund’s business operations, which could potentially result in financial losses, inability to determine the Funds’ net asset value (“NAV”), violation of applicable law, regulatory penalties and/or fines, compliance and other costs. Each Fund and its shareholders could be negatively impacted as a result. In addition, because each Fund works closely with third-party service providers (e.g., custodians), indirect cyber security breaches at such third-party service providers may subject the Funds’ shareholders to the same risks associated with direct cyber security breaches. Further, indirect cyber security breaches at an issuer of securities in which the Funds’ invest may similarly negatively impact each Fund’s shareholders because of a decrease in the value of these securities. While each Fund has established risk management systems designed to reduce the risks associated with cyber security breaches, there can be no assurances that such measures will be successful particularly since each Fund does not control the cyber security systems of issuers or third-party service providers.

Arbitrage

Each Fund may sell a security that it owns in one market and simultaneously purchase the same security in another market, or it may buy a security in one market and simultaneously sell it in another market, in order to take advantage of differences in the price of the security in the different markets. Each Fund does not actively engage in arbitrage. Such transactions are generally entered into with respect to debt securities and occur in a dealer’s market where the buying and selling dealers involved confirm their prices to each Fund at the time of the transaction, thus eliminating any risk to the assets of each Fund. Such transactions, which involve costs to each Fund, may be limited by the policy of each Fund to qualify as a regulated investment company (a “RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”).

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Bank Obligations

Each Fund may invest in certificates of deposit (“CDs”), time deposits, bankers’ acceptances, and other short-term debt obligations issued by commercial banks or savings and loan institutions (“S&Ls”).

CDs are certificates evidencing the obligation of a bank or S&L to repay funds deposited with it for a specified period of time at a specified rate of return. If a CD is non-negotiable, it may be considered illiquid and will be subject to each Fund’s restriction on investments in illiquid securities.

Time deposits in banking institutions are generally similar to CDs, but are uncertificated. Time deposits that may be held by each Fund will not benefit from insurance administered by the Federal Deposit Insurance Corporation (the “FDIC”). Bank time deposits are monies kept on deposit with U.S. or foreign banks (and their subsidiaries and branches) or U.S. S&Ls for a stated period of time at a fixed rate of interest. There may be penalties for the early withdrawal of such time deposits, in which case the yields of these investments will be reduced. Time deposits maturing in more than seven days and/or subject to withdrawal penalties will be subject to each Fund’s restriction on investments in illiquid securities.

Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties that vary depending upon market conditions and the remaining maturity of the obligation. These instruments reflect the obligation both of the bank and of the drawer to pay the full amount of the instrument upon maturity. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there generally is no market for such deposits.

Bankers’ acceptances are credit instruments evidencing the obligation of a bank or S&L to pay a draft drawn on it by a customer, usually in connection with international commercial transactions. Bankers’ acceptances are short-term credit instruments used to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an asset, or it may be sold in the secondary market at the going rate of interest for a specific maturity.

As a result of governmental regulations, U.S. branches of U.S. banks, among other things, generally are required to maintain specified levels of reserves, and are subject to other supervision and regulation designed to promote financial soundness. U.S. S&Ls are supervised and subject to examination by the Office of the Comptroller of the Currency. U.S. S&Ls are insured by the Deposit Insurance Fund, which is administered by the FDIC and backed by the full faith and credit of the U.S. government.

Obligations of foreign banks involve somewhat different investment risks than those affecting obligations of U.S. banks, including: (i) the possibilities that their liquidity could be impaired because of future political and economic developments; (ii) their obligations may be less marketable than comparable obligations of U.S. banks; (iii) a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations; (iv) foreign deposits may be seized or nationalized; (v) foreign governmental restrictions, such as exchange controls, may be adopted which might adversely affect the payment of principal and interest on those obligations; and (vi) the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks or the accounting, auditing, and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to U.S. banks. Foreign banks are not generally subject to examination by any U.S. government agency or instrumentality.

See “Cash Equivalents” for more information.

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Borrowing

Each Fund may borrow money to the extent permitted under the 1940 Act, or otherwise limited herein, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time. This borrowing may be unsecured. The 1940 Act precludes the Funds from borrowing if, as a result of such borrowing, the total amount of all money borrowed by each Fund exceeds 33 1/3% of the value of its total assets (that is, total assets including borrowings, less liabilities exclusive of borrowings) at the time of such borrowings. This means that the 1940 Act requires each Fund to maintain continuous asset coverage of 300% of the amount borrowed. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, each Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time, and could cause each Fund to be unable to meet certain requirements for qualification as a RIC under the Code.

Borrowing tends to exaggerate the effect on each Fund’s NAV per share of any changes in the market value of each Fund’s portfolio securities. Money borrowed will be subject to interest costs, which may or may not be recovered by earnings on the securities purchased. Each Fund also may be required to maintain minimum average balances in connection with a borrowing or to pay a commitment or other fee to maintain a line of credit. Either of these requirements would increase the cost of borrowing over the stated interest rate.

Brady Bonds

Each Fund may invest a portion of its assets in Brady Bonds. Brady Bonds are sovereign bonds issued under the framework of the Brady Plan, an initiative announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external commercial bank indebtedness. In restructuring its external debt under the Brady Plan framework, a debtor nation negotiates with its existing bank lenders as well as multilateral institutions such as the International Monetary Fund (the “IMF”). The Brady Plan framework, as it has developed, contemplates the exchange of commercial bank debt for newly issued Brady Bonds. Brady Bonds may also be issued with respect to new money being advanced by existing lenders in connection with the debt restructuring. The World Bank and the IMF support the restructuring by providing funds pursuant to loan agreements or other arrangements, which enable the debtor nation to collateralize the new Brady Bonds or to repurchase outstanding bank debt at a discount. Brady Bonds are not considered U.S. government securities.

Brady Bonds may be collateralized or uncollateralized and are issued in various currencies (primarily the U.S. dollar). U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized on a one-year or longer rolling-forward basis by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of interest payments or, in the case of floating rate bonds, initially is equal to at least one year’s interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to “value recovery payments” in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Brady Bonds are often viewed as having three or four valuation components: (1) the collateralized repayment of principal at final maturity; (2) the collateralized interest payments; (3) the uncollateralized interest payments; and (4) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the “residual risk”).

Brady Bonds involve various risk factors, including the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds. Investments in Brady Bonds are to be viewed as speculative. There can be no assurance that Brady Bonds in which each Fund may invest will not be subject to restructuring arrangements or to requests for new credit, which may cause each Fund to suffer a loss of interest or principal on any of its holdings.

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Cash Equivalents

To the extent permitted by its investment objective and policies, the Funds may invest in cash equivalents. Cash equivalents include U.S. government securities, CDs, bank time deposits, bankers’ acceptances, repurchase agreements and commercial paper, each of which is discussed in more detail herein. Cash equivalents may include short-term fixed-income securities issued by private and governmental institutions. Repurchase agreements may be considered cash equivalents if the collateral pledged is an obligation of the U.S. government, its agencies or instrumentalities.

Bankers Acceptances. Bankers acceptances are short-term credit instruments used to finance the import, export, transfer or storage of goods. These instruments become “accepted” when a bank guarantees their payment upon maturity. Eurodollar bankers acceptances are bankers acceptances denominated in U.S. dollars and are “accepted” by foreign branches of major U.S. commercial banks.

Certificates of Deposit. Certificates of deposit are issued against money deposited into a bank (including eligible foreign branches of U.S. banks) or a savings and loan association (“S&L”) for a definite period of time. They earn a specified rate of return and are normally negotiable.

Eurodollar Bonds and Yankeedollar Obligations. Eurodollar obligations are U.S.-dollar obligations issued outside the United States by domestic or foreign entities, while Yankeedollar obligations are U.S.-dollar obligations issued inside the United States by foreign entities. Eurodollar bonds are bonds issued outside the U.S. and are denominated in U.S. dollars.

Repurchase Agreements. In a repurchase agreement, the Fund buys a security from a bank or a broker-dealer that has agreed to repurchase the same security at a mutually agreed-upon date and price. The resale price normally reflects the purchase price plus a mutually agreed-upon interest rate. This interest rate is effective for the period of time the Fund is invested in the agreement and is not related to the coupon rate on the underlying security. Repurchase agreements are subject to certain risks that may adversely affect the Fund. If a seller defaults, the Fund may incur a loss if the value of the collateral securing the repurchase agreement declines and may incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to a seller of the security, the Fund’s ability to dispose of the collateral may be delayed or limited. Generally, the period of these repurchase agreements will be short, and at no time will the Fund enter into a repurchase agreement for a period of more than seven (7) days.

Short-Term Corporate Debt Securities. Short-term corporate debt securities include bills, notes, debentures, money market instruments and similar instruments and securities, and are generally used by corporations and other issuers to borrow money from investors for such purposes as working capital or capital expenditures. The issuer pays the investor a variable or fixed rate of interest and normally must repay the amount borrowed on or before maturity. The investment return of corporate debt securities reflects interest earnings and changes in the market value of the security. The market value of a corporate debt obligation may be expected to rise and fall inversely with interest rates generally. In addition to interest rate risk, corporate debt securities also involve the risk that the issuers of the securities may not be able to meet their obligations on interest or principal payments at the time called for by an instrument. The rate of return or return of principal on some debt obligations may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.

Time Deposits. Time deposits in banks or S&Ls are generally similar to certificates of deposit, but are uncertificated.

Closed-End Funds

The Funds may invest in shares of closed-end funds. Closed-end funds are investment companies that generally do not continuously offer their shares for sale. Rather, closed-end funds typically trade on a secondary market, such as the New York Stock Exchange (“NYSE”) or the NASDAQ Stock Market, Inc. (“NASDAQ”). Closed-end funds are subject to management risk because the adviser to the closed-end fund may be unsuccessful in meeting each fund’s investment objective. Moreover, an investment in a closed-end fund generally reflects the risks of the closed-end fund’s underlying portfolio

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securities. Closed-end funds may also trade at a discount or premium to their NAV and may trade at a larger discount or smaller premium subsequent to purchase by each Fund. Closed-end funds may trade infrequently and with small volume, which may make it difficult for each Fund to buy and sell shares. Closed-end funds are subject to management fees and other expenses that may increase their cost versus the costs of owning the underlying securities. Since closed-end funds trade on exchanges, each Fund may also incur brokerage expenses and commissions when it buys or sells closed-end fund shares.

Commercial Paper

Each Fund may invest in commercial paper if it is rated at the time of investment in the highest ratings category by a nationally recognized statistical ratings organization (“NRSRO”), such as Prime-1 by Moody’s Investor Services, Inc. (“Moody’s”) or A-1 by Standard & Poor’s Rating Services (“S&P”), or, if not rated by an NRSRO, if the Adviser or Sub-Adviser determines that the commercial paper is of comparable quality.

In addition, unless otherwise stated in the Prospectus or this SAI, each Fund may invest up to 5% of its total assets in commercial paper if it is rated in the second highest ratings category by an NRSRO, or, if unrated, the Adviser or Sub-Adviser determines that the commercial paper is of comparable quality.

Generally, commercial paper represents short-term (nine months or less) unsecured promissory notes issued (in bearer form) by banks or bank holding companies, corporations and finance companies. A commercial paper rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to rating agencies by the issuer or obtained from other sources the rating agencies consider reliable. The rating agencies do not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information.

See “Cash Equivalents” for more information.

Convertible Securities

Each Fund may invest in securities convertible into common stock or the cash value of a single equity security or a basket or index of equity securities. Such investments may be made, for example, if each Sub-Adviser believes that a company’s convertible securities are undervalued in the market. Convertible securities eligible for inclusion in each Fund’s portfolios include convertible bonds, convertible preferred stocks, warrants or notes or other instruments that may be exchanged for cash payable in an amount that is linked to the value of a particular security, basket of securities, index or indices of securities or currencies.

Convertible debt securities, until converted, have the same general characteristics as other fixed-income securities insofar as they generally provide a stable stream of income with generally higher yields than those of equity securities of the same or similar issuers. By permitting the holder to exchange his investment for common stock or the cash value of a security or a basket or index of securities, convertible securities may also enable the investor to benefit from increases in the market price of the underlying securities. Therefore, convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality.

As with all fixed-income securities, the market value of convertible debt securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. The unique feature of the convertible security is that as the market price of the underlying common stock declines, a convertible security tends to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the price of a convertible security increasingly reflects the value of the underlying common stock and may rise accordingly. While no securities investment is without some risk, investments in convertible securities generally entail less risk than investments in the common stock of the same issuer. At any given time, investment

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value is dependent upon such factors as the general level of interest rates, the yield of similar nonconvertible securities, the financial strength of the issuer, and the seniority of the security in the issuer’s capital structure.

Holders of fixed-income securities (including convertible securities) have a claim on the assets of the issuer prior to the holders of common stock in case of liquidation. However, convertible securities are typically subordinated to similar non-convertible securities of the same issuer. Accordingly, convertible securities have unique investment characteristics because: (1) they have relatively high yields as compared to common stocks; (2) they have defensive characteristics since they provide a fixed return even if the market price of the underlying common stock declines; and (3) they provide the potential for capital appreciation if the market price of the underlying common stock increases.

A convertible security may be subject to redemption at the option of the issuer at a price established in the charter provision or indenture pursuant to which the convertible security is issued. If a convertible security held by each Fund is called for redemption, each Fund will be required to surrender the security for redemption, convert it into the underlying common stock or cash or sell it to a third party.

Each Fund may invest in “synthetic” convertible securities. A synthetic convertible security is a derivative position composed of two or more securities whose investment characteristics, taken together, resemble those of traditional convertible securities. Synthetic convertibles are typically offered by financial institutions or investment banks in private placement transactions and are typically sold back to the offering institution. Unlike traditional convertible securities whose conversion values are based on the common stock of the issuer of the convertible security, “synthetic” and “exchangeable” convertible securities are preferred stocks or debt obligations of an issuer which are structured with an embedded equity component whose conversion value is based on the value of the common stocks of two or more different issuers or a particular benchmark (which may include indices, baskets of domestic stocks, commodities, a foreign issuer or basket of foreign stocks, or a company whose stock is not yet publicly traded). The value of a synthetic convertible is the sum of the values of its preferred stock or debt obligation component and its convertible component. Therefore, the values of a synthetic convertible and a true convertible security may respond differently to market fluctuations. In addition, each Fund purchasing a synthetic convertible security may have counterparty (including credit) risk with respect to the financial institution or investment bank that offers the instrument. Purchasing a synthetic convertible security may provide greater flexibility than purchasing a traditional convertible security. Synthetic convertible securities are considered convertible securities for compliance testing purposes.

Credit and Liquidity Enhancements

Issuers may employ various forms of credit and liquidity enhancements, including letters of credit, guarantees, puts, and demand features, and insurance provided by domestic or foreign entities such as banks and other financial institutions. Each Sub-Adviser may rely on its evaluation of the credit of the liquidity or credit enhancement provider in determining whether to purchase a security supported by such enhancement. In evaluating the credit of a foreign bank or other foreign entities, each Sub-Adviser will consider whether adequate public information about the entity is available and whether the entity may be subject to unfavorable political or economic developments, currency controls, or other government restrictions that might affect its ability to honor its commitment. Changes in the credit quality of the entity providing the enhancement could affect the value of the security or each Fund’s share price.

Debt Securities

Debt securities may have fixed, variable or floating (including inverse floating) rates of interest. To the extent that each Fund invests in debt securities, it will be subject to certain risks. The value of the debt securities held by each Fund, and thus the NAV of the shares of each Fund, generally will fluctuate depending on a number of factors, including, among others, changes in the perceived creditworthiness of the issuers of those securities, movements in interest rates, the maturity of each Fund’s investments, changes in relative values of the currencies in which each Fund’s investments are denominated relative to the U.S. dollar, and the extent to which each Fund hedges its interest rate, credit and currency exchange rate risks. Generally, a rise in interest rates will reduce the value of fixed-income securities held by each Fund, and a decline in interest rates will

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increase the value of fixed-income securities held by each Fund. Longer term debt securities generally pay higher interest rates than do shorter term debt securities but also may experience greater price volatility as interest rates change.

Each Fund’s investments in U.S. dollar- or foreign currency-denominated corporate debt securities of domestic or foreign issuers are limited to corporate debt securities (corporate bonds, debentures, notes and other similar corporate debt instruments) which meet the credit quality and maturity criteria set forth for each Fund. The rate of return or return of principal on some debt obligations may be linked to indices or stock prices or indexed to the level of exchange rates between the U.S. dollar and foreign currency or currencies. Differing yields on corporate fixed-income securities of the same maturity are a function of several factors, including the relative financial strength of the issuers. Higher yields are generally available from securities in the lower rating categories.

Since shares of each Fund represent an investment in securities with fluctuating market prices, the value of shares of each Fund will vary as the aggregate value of each Fund’s portfolio securities increases or decreases. Moreover, the value of lower-rated debt securities that each Fund purchases may fluctuate more than the value of higher-rated debt securities. Lower-rated debt securities generally carry greater risk that the issuer will default on the payment of interest and principal. Lower-rated fixed-income securities generally tend to reflect short term corporate and market developments to a greater extent than higher-rated securities that react primarily to fluctuations in the general level of interest rates. Changes in the value of securities subsequent to their acquisition will not affect cash income or yields to maturity to each Fund but will be reflected in the NAV of each Fund’s shares.

Corporate debt securities may bear fixed, contingent, or variable rates of interest and may involve equity features, such as conversion or exchange rights or warrants for the acquisition of stock of the same or a different issuer, participations based on revenues, sales or profits, or the purchase of common stock in a unit transaction (where corporate debt securities and common stock are offered as a unit).

When and if available, debt securities may be purchased at a discount from face value. From time to time, each Fund may purchase securities not paying interest or dividends at the time acquired if, in the opinion of each Sub-Adviser, such securities have the potential for future income (or capital appreciation, if any).

Investment grade securities are generally securities rated at the time of purchase Baa3 or better by Moody’s or BBB- or better by S&P or comparable non-rated securities. Non-rated securities will be considered for investment by each Fund when each Sub-Adviser believes that the financial condition of the issuers of such obligations and the protection afforded by the terms of the obligations themselves limit the risk to each Fund to a degree comparable to that of rated securities which are consistent with each Fund’s objective and policies.

Corporate debt securities with a below investment grade rating have speculative characteristics, and changes in economic conditions or individual corporate developments are more likely to lead to a weakened capacity to make principal and interest payments than in the case of high grade bonds. If a credit rating agency changes the rating of a portfolio security held by each Fund, each Fund may retain the portfolio security if the Adviser or each Sub-Adviser, where applicable, deems it in the best interest of each Fund’s shareholders.

The ratings of fixed-income securities by an NRSRO are a generally accepted barometer of credit risk. They are, however, subject to certain limitations from an investor’s standpoint. The rating of an issuer is heavily weighted by past developments and does not necessarily reflect future conditions. There is frequently a lag between the time a rating is assigned and the time it is updated. In addition, there may be varying degrees of difference in credit risk of securities in each rating category. Each Sub-Adviser will attempt to reduce the overall portfolio credit risk through diversification and selection of portfolio securities based on considerations mentioned above.

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Depositary Receipts and Registered Depositary Certificates

Each Fund may invest in securities of non-U.S. issuers directly or in the form of American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”) and International Depositary Receipts (“IDRs”), Non-Voting Depositary Receipts (“NVDRs”) or other similar securities representing ownership of securities of non-U.S. issuers held in trust by a bank, exchange or similar financial institution. These securities may not necessarily be denominated in the same currency as the securities they represent. Designed for use in U.S., European and international securities markets, as applicable, ADRs, EDRs, GDRs, IDRs and NVDRs are alternatives to the purchase of the underlying securities in their national markets and currencies, but are subject to the same risks as the non-U.S. securities to which they relate.

ADRs are receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs and IDRs are receipts issued in Europe typically by non-U.S. banking and trust companies that evidence ownership of either foreign or U.S. securities. GDRs are receipts issued by either a U.S. or non-U.S. banking institution evidencing ownership of the underlying non-U.S. securities. NVDRs are typically issued by an exchange or its affiliate. Generally, ADRs, in registered form, are designed for use in U.S. securities markets, and EDRs, GDRs, IDRs and NVDRs are designed for use in European and international securities markets. An ADR, EDR, GDR, IDR or NVDR may be denominated in a currency different from the currency in which the underlying foreign security is denominated.

Direct Investments

Direct investments include (1) the private purchase from an enterprise of an equity interest in the enterprise in the form of shares of common stock or equity interests in trusts, partnerships, joint ventures or similar enterprises, and (2) the purchase of such an equity interest in an enterprise from a principal investor in the enterprise.

Certain direct investments may include investments in smaller, less seasoned companies. These companies may have limited product lines, markets or financial resources, or they may be dependent on a limited management group. Direct investments may also fund new operations for an enterprise which itself is engaged in similar operations or is affiliated with an organization that is engaged in similar operations.

Direct investments may involve a high degree of business and financial risk that can result in substantial losses. Because of the absence of any public trading market for these investments, the direct investments may take longer to liquidate than would be the case for publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices on these sales could be less than those originally paid. Furthermore, issuers whose securities are not publicly traded may not be subject to public disclosure and other investor protection requirements applicable to publicly traded securities. If such securities are required to be registered under the securities laws of one or more jurisdictions before being resold, each Fund may be required to bear the expense of the registration. Direct investments may be considered illiquid and, in that case, would be aggregated with other illiquid investments for purposes of the limitation on illiquid investments. Direct investments can be difficult to price and may be valued at “fair value” in accordance with valuation policies established by the Board. The pricing of direct investments may not be reflective of the price at which these assets could be liquidated.

Effective Maturity

Each Fund may use an effective maturity for determining the maturity of its portfolio. Effective maturity means the average expected repayment date of the portfolio taking into account prospective calls, puts and mortgage prepayments, in addition to the maturity dates of the securities in the portfolio.

Equity Securities

Common Stock. Common stock represents an equity or ownership interest in an issuer. Common stock typically entitles the owner to vote on the election of directors and other important matters as well as to receive dividends on such stock. In the

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event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds, other debt holders, and owners of preferred stock take precedence over the claims of those who own common stock.

Preferred Stock. Preferred stock represents an equity or ownership interest in an issuer. Preferred stock normally pays dividends at a specified rate and has precedence over common stock in the event the issuer is liquidated or declares bankruptcy. However, in the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock. Preferred stock, unlike common stock, often has a stated dividend rate payable from the issuer’s earnings. Preferred stock dividends may be cumulative or noncumulative, participating or auction rate. “Cumulative” dividend provisions require all or a portion of prior unpaid dividends to be paid before dividends can be paid to the issuer’s common stock. “Participating” preferred stock may be entitled to a dividend exceeding the stated dividend in certain cases. In some cases, preferred stock dividends are not paid at a stated rate and may vary depending on an issuer’s financial performance. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of such stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as provisions allowing the stock to be called or redeemed, which can limit the benefit of a decline in interest rates. Preferred stock is subject to many of the risks to which common stock and debt securities are subject.

Mid-Cap and Small-Cap Stocks. The general risks associated with equity securities and liquidity risk are particularly pronounced for stocks of companies with market capitalizations that are small compared to other publicly traded companies. These companies may have limited product lines, markets or financial resources or they may depend on a few key employees. Stocks of mid-capitalization and small-capitalization companies may trade less frequently and in lesser volume than more widely held securities, and their values may fluctuate more sharply than other securities. They may also trade in the OTC market or on a regional exchange, or may otherwise have limited liquidity. Generally, the smaller the company, the greater these risks become.

Value Stocks. Each Fund may invest in companies that may not be expected to experience significant earnings growth, but whose securities the portfolio managers believe are selling at a price lower than their true value. Companies that issue such “value stocks” may have experienced adverse business developments or may be subject to special risks that have caused their securities to be out of favor. The principal risk of investing in value stocks is that they may never reach what each Fund’s portfolio managers believe is their full value or that they may go down in value. If the portfolio managers’ assessment of a company’s prospects is wrong, or if the market does not recognize the value of the company, the price of that company’s stocks may decline or may not approach the value that the portfolio managers anticipate.

Secondary Offerings. The Funds may invest in secondary offerings. A secondary offering is a registered offering of a large block of a security that has been previously issued to the public. A secondary offering can occur when an investor sells to the public a large block of stock or other securities it has been holding in its portfolio. In a sale of this kind, all of the profits go to the seller rather than the issuer. Secondary offerings can also originate when the issuer issues new shares of its stock over and above those sold in its initial public offering (IPO), usually in order to raise additional capital. However, because an increase in the number of shares devalues those that have already been issued, many companies make a secondary offering only if their stock prices are high or they are in need of capital. Secondary offerings may have a magnified impact on the performance of a Fund with a small asset base. Secondary offering shares frequently are volatile in price. Therefore, a Fund may hold secondary offering shares for a very short period of time. This may increase the portfolio turnover rate of the Fund and may lead to increased expenses for the Fund, such as commissions and transaction costs. In addition, secondary offering shares can experience an immediate drop in value if the demand for the securities does not continue to support the offering price.

Eurocurrency Instruments

The Funds may make investments in Eurocurrency instruments. Eurocurrency instruments are futures contracts or options thereon which are linked to the Secured Overnight Financing Rate (“SOFR”) or to the interbank rates offered in other financial

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centers. Eurocurrency futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. Each Fund may use Eurocurrency futures contracts and options thereon to hedge against changes in SOFR and other interbank rates, to which many interest rate swaps and fixed-income instruments are linked. To the extent SOFR is no longer available, each Fund will seek alternative rates.

Exchange-Traded Funds

The Funds may invest in shares of exchange-traded funds (“ETFs”). ETFs are investment companies that trade like stocks. (See also “Investment Companies.”) Like stocks, shares of ETFs are not traded at NAV, but may trade at prices above or below the value of their underlying portfolios. The price of an ETF is derived from and based upon the securities held by the ETF. Accordingly, the level of risk involved in the purchase or sale of an ETF is similar to the risk involved in the purchase or sale of a traditional common stock, except that the pricing mechanism for an ETF is based on a basket of stocks. Thus, the risks of owning an ETF generally reflect the risks of owning the underlying securities it is designed to track, although lack of liquidity in an ETF could result in its being more volatile than the underlying portfolio of securities. Disruptions in the markets for the securities underlying ETFs purchased or sold by each Fund could result in losses on each Fund’s investment in ETFs. ETFs also have management fees that increase their costs versus the costs of owning the underlying securities directly. A portfolio manager may from time to time invest in ETFs, primarily as a means of gaining exposure for each Fund to certain markets without investing in individual securities, particularly in the context of managing cash flows into each Fund or where access to a local market is restricted or not cost-effective. The Funds may invest in certain ETFs that have obtained exemptive orders from the SEC that permit registered investment companies such as each Fund to invest in those ETFs beyond the limits of Section 12(d)(1) of the 1940 Act, subject to certain terms and conditions. Ordinarily, Section 12(d)(1) of the 1940 Act limits a Fund’s investments in a single ETF to 5% of its total assets and in all ETFs to 10% of its total assets. In reliance on such exemptive orders, each Fund may generally invest in excess of these 5% and 10% limitations in a single ETF or in multiple ETFs, respectively. The Funds may also rely on Rule 12d1-4 of the 1940 Act, which provides am exemption from section 12(d)(1) that allows a Fund to invest all of its assets in other registered investment companies, including ETFs, if each Fund satisfies certain conditions specified in the Rule. For additional information, see “Investment Companies” below.

The Funds may invest its net assets in ETFs that invest in securities similar to those in which each Fund may invest directly, and count such holdings towards various guideline tests.

The Funds may invest in ETFs to gain broad market, sector or asset class exposure, including during periods when it has large amounts of uninvested cash or when each Sub-Adviser believes share prices of ETFs offer attractive values, subject to any applicable investment restrictions in the Prospectus and this SAI.

ETFs generally do not sell or redeem their shares for cash, and most investors do not purchase or redeem shares directly from an ETF at all. Instead, an ETF issues and redeems its shares in large blocks called “creation units.” Creation units are issued to anyone who deposits a specified portfolio of the ETF’s underlying securities, as well as a cash payment generally equal to accumulated dividends on the securities (net of expenses) up to the time of deposit. Creation units are redeemed in kind for a portfolio of the underlying securities (based on the ETF’s NAV) together with a cash payment generally equal to accumulated dividends on the date of redemption. Most ETF investors purchase and sell ETF shares in the secondary trading market on a securities exchange in lots of any size, at any time during the trading day. ETF investors generally pay a brokerage fee for each purchase or sale of ETF shares, including purchases made to reinvest dividends.

Because ETF shares are created from the securities of an underlying portfolio and may be redeemed for the securities of an underlying portfolio on any day, arbitrage traders may move to profit from any price discrepancies between the shares and the ETF’s portfolio, which in turn helps to close the price gap between the two. Because of supply and demand and other market factors, there may be times during which an ETF share trades at a premium or discount to its NAV.

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Each Fund intends to be a long-term investor in ETFs and does not intend to purchase and redeem creation units to take advantage of short-term arbitrage opportunities. However, each Fund may redeem creation units for the underlying securities (and any applicable cash) and may assemble a portfolio of the underlying securities to be used (with any required cash) to purchase creation units, if each Sub-Adviser believes that it is in each Fund’s best interest to do so. Each Fund’s ability to redeem creation units may be limited by the 1940 Act, which provides that ETFs are not obligated to redeem shares held by each Fund in an amount exceeding 1% of their total outstanding securities during any period of less than 30 days.

In connection with its investment in ETF shares, each Fund incurs various costs. The Funds may also realize capital gains or losses when ETF shares are sold, and the purchase and sale of the ETF shares may generate a brokerage commission that may result in costs. In addition, each Fund will be subject to other fees as an investor in ETFs. Generally, those fees include, but are not limited to, trustee fees, operating expenses, licensing fees, registration fees and marketing expenses, each of which will be reflected in the NAV of the ETF and therefore its shares.

There is a risk that an ETF in which each Fund invests may terminate due to extraordinary events that may cause service providers to the ETF, such as the trustee or sponsor, to close or otherwise fail to perform their obligations to the ETF. Also, because the ETFs in which each Fund may principally invest are granted licenses to use the relevant indices as a basis for determining their compositions and otherwise to use certain trade names, the ETFs may terminate if the license agreements are terminated. In addition, an ETF may terminate if its NAV falls below a certain amount.

Aggressive ETF Investment Technique Risk. ETFs may use investment techniques and financial instruments that could be considered aggressive, including the use of futures contracts, options on futures contracts, securities and indices, forward contracts, swap agreements and similar instruments. An ETF’s investment in financial instruments may involve a small investment relative to the amount of investment exposure assumed and may result in losses exceeding the amounts invested in those instruments. Such instruments, particularly when used to create leverage, may expose the ETF to potentially dramatic changes (losses or gains) in the value of the instruments and imperfect correlation between the value of the instruments and the relevant security or index. The use of aggressive investment techniques also exposes an ETF to risks different from, or possibly greater than, the risks associated with investing directly in securities contained in an index underlying the ETF’s benchmark, including: (1) the risk that an instrument is temporarily mispriced; (2) credit, performance or documentation risk on the amount each ETF expects to receive from a counterparty; (3) the risk that securities prices, interest rates and currency markets will move adversely and an ETF will incur significant losses; (4) imperfect correlation between the price of financial instruments and movements in the prices of the underlying securities; (5) the risk that the cost of holding a financial instrument may exceed its total return; and (6) the possible absence of a liquid secondary market for any particular instrument and possible exchange-imposed price fluctuation limits, both of which may make it difficult or impossible to adjust an ETF’s position in a particular instrument when desired.

Inverse Correlation ETF Risk. ETFs benchmarked to an inverse multiple of an index generally lose value as the index or security underlying such ETF’s benchmark is increasing (gaining value), a result that is the opposite from conventional mutual funds.

Leveraged ETF Risk. Leverage offers a means of magnifying market movements into larger changes in an investment’s value and provides greater investment exposure than an unleveraged investment. While only certain ETFs employ leverage, many may use leveraged investment techniques for investment purposes. The ETFs that employ leverage will normally lose more money in adverse market environments than ETFs that do not employ leverage.

Firm or Standby Commitments — Obligations with Puts Attached

The Funds may from time to time purchase securities on a “firm commitment” or “standby commitment” basis. Such transactions might be entered into, for example, when each Sub-Adviser of each Fund anticipates a decline in the yield of

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securities of a given issuer and is able to obtain a more advantageous yield by committing currently to purchase securities to be issued or delivered later.

Securities purchased on a firm commitment basis are purchased for delivery beyond the normal settlement date at a stated price and yield. Delivery of and payment for these securities can take place a month or more after the date of the purchase commitment. No income accrues to the purchaser of a security on a firm commitment basis prior to delivery. Such securities are recorded as an asset and are subject to changes in value based upon changes in the general level of interest rates. Purchasing a security on a firm commitment basis can involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery. Each Fund will generally make commitments to purchase securities on a firm commitment basis with the intention of actually acquiring the securities, but may sell them before the settlement date if it is deemed advisable. Liquid assets are maintained to cover “senior securities” transactions which may include, but are not limited to, each Fund’s commitments to purchase securities on a firm commitment basis. The value of each Fund’s “senior securities” holdings are marked-to-market daily to ensure proper coverage.

The Funds may purchase securities together with the right to resell the securities to the seller at an agreed-upon price or yield within a specified period prior to the maturity date of the securities. Although it is not a put option in the usual sense, such a right to resell is commonly known as a “put” and is also referred to as a “standby commitment.” The Funds may pay for a standby commitment either separately in cash, or in the form of a higher price for the securities that are acquired subject to the standby commitment, thus increasing the cost of securities and reducing the yield otherwise available from the same security. Each Sub-Adviser understands that the Internal Revenue Service (the “IRS”) has issued a revenue ruling to the effect that, under specified circumstances, a RIC will be the owner of municipal obligations acquired subject to a put option. The IRS has subsequently announced that it will not ordinarily issue advance ruling letters as to the identity of the true owner of property in cases involving the sale of securities or participation interests therein if the purchaser has the right to cause the security, or the participation interest therein, to be purchased by either the seller or a third party. Each Fund intends to take the position that it is the owner of any debt securities acquired subject to a standby commitment; however, no assurance can be given that this position would prevail if challenged. In addition, there is no assurance that firm or standby commitments will be available to each Fund, nor will each Fund assume that such commitments would continue to be available under all market conditions.

A standby commitment may not be used to affect each Fund’s valuation of the security underlying the commitment. Any consideration paid by each Fund for the standby commitment, whether paid in cash or by paying a premium for the underlying security, which increases the cost of the security and reduces the yield otherwise available from the same security, will be accounted for by each Fund as unrealized depreciation until the standby commitment is exercised or has expired.

Firm and standby transactions are entered into in order to secure what is considered to be an advantageous price and yield to each Fund and not for purposes of leveraging each Fund’s assets. However, each Fund will not accrue any income on these securities prior to delivery. The value of firm and standby commitment agreements may vary prior to and after delivery depending on market conditions and changes in interest rate levels. If the other party to a delayed delivery transaction fails to deliver or pay for the securities, each Fund could miss a favorable price or yield opportunity or could suffer a loss. Each Fund may dispose of or renegotiate a delayed delivery transaction after it is entered into.

Each Fund does not believe that its NAV per share or income will be exposed to additional risk by the purchase of securities on a firm or standby commitment basis. At the time each Fund makes the commitment to purchase a security on a firm or standby commitment basis, it will record the transaction and reflect the amount due and the value of the security in determining the its NAV per share. The market value of the firm or standby commitment securities may be more or less than the purchase price payable at the settlement date. The Board does not believe that each Fund’s NAV or income will be exposed to additional risk by the purchase of securities on a firm or standby commitment basis.

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Floating and Variable Rate Securities

The Funds may invest in floating and variable rate debt instruments. Floating and variable rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations must provide that interest rates are adjusted periodically based upon an interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular and range from daily up to annually, or may be based on an event, such as a change in the prime rate.

Some variable or floating rate securities are structured with liquidity features such as (1) put options or tender options that permit holders (sometimes subject to conditions) to demand payment of the unpaid principal balance plus accrued interest from the issuers or certain financial intermediaries or (2) auction rate features, remarketing provisions, or other maturity-shortening devices designed to enable the issuer to refinance or redeem outstanding debt securities (market-dependent liquidity features). Variable or floating rate securities that include market-dependent liquidity features may have greater liquidity risk than other securities, due to (for example) the failure of a market-dependent liquidity feature to operate as intended (as a result of the issuer’s declining creditworthiness, adverse market conditions, or other factors) or the inability or unwillingness of a participating broker-dealer to make a secondary market for such securities. As a result, variable or floating rate securities that include market-dependent liquidity features may lose value, and the holders of such securities may be required to retain them until the later of the repurchase date, the resale date, or maturity.

The interest rate on a floating rate debt instrument (“floater”) is a variable rate that is tied to another interest rate, such as a money-market index or a Treasury bill rate. The interest rate on a floater may reset periodically, typically every three to six months, or whenever a specified interest rate changes. While, because of the interest rate reset feature, floaters may provide each Fund with a certain degree of protection against rises in interest rates, each Fund will participate in any declines in interest rates as well.

The Funds may invest in leveraged inverse floating rate debt instruments (“inverse floaters”). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values. Accordingly, the duration of an inverse floater may exceed its stated final maturity. Certain inverse floaters may be determined to be illiquid securities for purposes of each Fund’s limitation on investments in such securities.

Foreign Currency Transactions (Forward Contracts)

A foreign currency forward exchange contract (a “forward contract”) involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (usually less than one year) from the contract date, at a price set at the time of the contract. These contracts may be used to gain exposure to a particular currency or to hedge against the risk of loss due to changing currency exchange rates. Forward contracts to purchase or sell a foreign currency may also be used by each Fund in anticipation of future purchases (or in settlement of such purchases) or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected. Forward currency contracts may also be used to exchange one currency for another, including to repatriate foreign currency. A forward contract generally has no deposit requirement and no commissions are charged at any stage for trades. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the spread) between the price at which they are buying and selling various currencies. Although these contracts are intended, when used for hedging purposes, to minimize the risk of loss due to a decline in the value of the hedged currencies, they also tend to limit any potential gain which might result should the value of such currencies increase.

Foreign currency transactions in which each Fund may engage include foreign currency forward contracts, currency exchange transactions on a spot (i.e., cash) basis, put and call options on foreign currencies, and foreign exchange futures contracts.

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The Funds also may use foreign currency transactions to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another.

To the extent that each Fund invests in foreign securities, it may enter into foreign currency forward contracts in order to increase its return by trading in foreign currencies and/or protect against uncertainty in the level of future foreign currency exchange rates. Each Fund may also enter into contracts to purchase foreign currencies to protect against an anticipated rise in the U.S. dollar price of securities it intends to purchase and may enter into contracts to sell foreign currencies to protect against the decline in value of its foreign currency-denominated portfolio securities due to a decline in the value of the foreign currencies against the U.S. dollar. In addition, each Fund may use one currency (or a basket of currencies) to hedge against adverse changes in the value of another currency (or a basket of currencies) when exchange rates between the two currencies are correlated.

Normally, consideration of fair value exchange rates will be incorporated in a longer-term investment decision made with regard to overall diversification strategies. However, each Sub-Adviser believes that it is important to have the flexibility to enter into such forward contracts when they determine that the best interest of each Fund will be served by entering into such a contract. Set forth below are examples of some circumstances in which each Fund might employ a foreign currency transaction. When each Fund enters into, or anticipates entering into, a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to “lock in” the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of foreign currency involved in the underlying security transaction, each Fund will be able to insulate itself from a possible loss resulting from a change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the security is purchased or sold and the date on which payment is made or received, although each Fund would also forego any gain it might have realized had rates moved in the opposite direction. This technique is sometimes referred to as a “settlement” hedge or “transaction” hedge.

When each Sub-Adviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell, for a fixed amount of dollars, an amount of foreign currency approximating the value of some or all of each Fund’s portfolio securities denominated in such foreign currency. Such a hedge (sometimes referred to as a “position” hedge) will tend to offset both positive and negative currency fluctuations, but will not offset changes in security values caused by other factors. Each Fund also may hedge the same position by using another currency (or a basket of currencies) expected to perform in a manner substantially similar to the hedged currency, which may be less costly than a direct hedge. This type of hedge, sometimes referred to as a “proxy hedge,” could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a direct hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated. A proxy hedge entails greater risk than a direct hedge because it is dependent on a stable relationship between the two currencies paired, as proxies, and the relationship can be very unstable at times. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. With respect to positions that constitute “transaction” or “position” hedges (including “proxy” hedges), each Fund will not enter into forward contracts to sell currency or maintain a net exposure to such contracts if the consummation of such contracts would obligate each Fund to deliver an amount of foreign currency in excess of the value of each Fund’s portfolio securities or other assets denominated in that currency (or the related currency, in the case of a “proxy” hedge).

The Funds also may enter into forward contracts to shift its investment exposure from one currency into another currency that is expected to perform inversely with respect to the hedged currency relative to the U.S. dollar. This type of strategy, sometimes known as a “cross-currency” hedge, will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased, much as if each Fund had sold a security denominated in one currency

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and purchased an equivalent security denominated in another. “Cross-currency” hedges protect against losses resulting from a decline in the hedged currency but will cause each Fund to assume the risk of fluctuations in the value of the currency it purchases.

The Funds may also enter into currency transactions to profit from changing exchange rates based upon each Sub-Adviser’s assessment of likely exchange rate movements. These transactions will not necessarily hedge existing or anticipated holdings of foreign securities and may result in a loss if each Sub-Adviser’s currency assessment is incorrect.

At the consummation of the forward contract, each Fund may either make delivery of the foreign currency or terminate its contractual obligation to deliver the foreign currency by purchasing an offsetting contract obligating it to purchase at the same maturity date the same amount of such foreign currency. If each Fund chooses to make delivery of the foreign currency, it may be required to obtain such currency for delivery through the sale of portfolio securities denominated in such currency or through conversion of other assets of each Fund into such currency. If each Fund engages in an offsetting transaction, each Fund will realize a gain or a loss to the extent that there has been a change in forward contract prices. Closing purchase transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. Each Fund will only enter into such a forward contract if it is expected that there will be a liquid market in which to close out the contract. However, there can be no assurance that a liquid market will exist in which to close a forward contract, in which case each Fund may suffer a loss.

When each Fund has sold a foreign currency, a similar process would be followed at the consummation of the forward contract. Of course, each Fund is not required to enter into such transactions with regard to its foreign currency-denominated securities and will not do so unless deemed appropriate by each Sub-Adviser.

In cases of transactions which constitute “transaction” or “settlement” hedges or “position” hedges (including “proxy” hedges) or “cross-currency” hedges that involve the purchase and sale of two different foreign currencies directly through the same foreign currency contract, each Fund may deem its forward currency hedge position to be covered by underlying portfolio securities or may maintain liquid assets in an amount at least equal in value to each Fund’s sum of the unrealized gain and loss for each contract.

Each Sub-Adviser believes that active currency management strategies can be employed as an overall portfolio risk management tool. For example, in their view, foreign currency management can provide overall portfolio risk diversification when combined with a portfolio of foreign securities, and the market risks of investing in specific foreign markets can at times be reduced by currency strategies that may not involve the currency in which the foreign security is denominated. However, the use of currency management strategies to protect the value of each Fund’s portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities.

While each Fund may enter into forward contracts to reduce currency exchange risks, changes in currency exchange rates may result in poorer overall performance for each Fund than if it had not engaged in such transactions. Exchange rate movements can be large, depending on the currency, and can last for extended periods of time, affecting the value of each Fund’s assets. Moreover, there may be an imperfect correlation between each Fund’s portfolio holdings of securities denominated in a particular currency and forward contracts entered into by each Fund. Such imperfect correlation may prevent each Fund from achieving the intended hedge or expose each Fund to the risk of currency exchange loss.

Each Fund cannot assure that its use of currency management will always be successful. Successful use of currency management strategies will depend on each Sub-Adviser’s skill in analyzing currency values. Currency management strategies may substantially change each Fund’s investment exposure to changes in currency exchange rates and could result in losses to each Fund if currencies do not perform as each Sub-Adviser anticipates. For example, if a currency’s value rose at a time when each Sub-Adviser had hedged each Fund by selling that currency in exchange for dollars, each Fund would

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not participate in the currency’s appreciation. If each Sub-Adviser hedges currency exposure through proxy hedges, each Fund could realize currency losses from both the hedge and the security position if the two currencies do not move in tandem. Similarly, if each Sub-Adviser increases each Fund’s exposure to a foreign currency and that currency’s value declines, each Fund will realize a loss. There is no assurance that each Sub-Adviser’s use of currency management strategies will be advantageous to each Fund or that they will hedge at appropriate times. The forecasting of currency market movement is extremely difficult, and whether any hedging strategy will be successful is highly uncertain. Moreover, it is impossible to forecast with precision the market value of portfolio securities at the expiration of a foreign currency forward contract. Accordingly, each Fund may be required to buy or sell additional currency on the spot market (and bear the expense of such transaction) if each Sub-Adviser’s predictions regarding the movement of foreign currency or securities markets prove inaccurate. In addition, the use of cross-hedging transactions may involve special risks, and may leave each Fund in a less advantageous position than if such a hedge had not been established. Because foreign currency forward contracts are privately negotiated transactions, there can be no assurance that each Fund will have flexibility to roll- over a foreign currency forward contract upon its expiration if it desires to do so. Additionally, these contracts are subject to counterparty risks as there can be no assurance that the other party to the contract will perform its services thereunder. Certain foreign currency forwards may eventually be exchange-traded and cleared. Although these changes are expected to decrease the credit risk involved in bilaterally negotiated contracts, exchange-trading and clearing would not make the contracts risk-free. Each Fund may hold a portion of its assets in bank deposits denominated in foreign currencies, so as to facilitate investment in foreign securities as well as protect against currency fluctuations and the need to convert such assets into U.S. dollars (thereby also reducing transaction costs). To the extent these monies are converted back into U.S. dollars, the value of the assets so maintained will be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations.

Foreign Government and Supranational Entity Securities

Each Fund may invest in debt securities or obligations of foreign governments, agencies, and supranational organizations (“Sovereign Debt”). Each Fund’s portfolio may include government securities of a number of foreign countries or, depending upon market conditions, those of a single country. Investments in Sovereign Debt can involve greater risks than investing in U.S. government securities. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and each Fund may have limited legal recourse in the event of default.

Each Sub-Adviser’s determination that a particular country should be considered stable depends on its evaluation of political and economic developments affecting the country as well as recent experience in the markets for government securities of the country. Examples of foreign governments which each Sub-Adviser currently considers to be stable, among others, are the governments of Canada, Germany, Japan, Sweden and the United Kingdom. Each Sub-Adviser does not believe that the credit risk inherent in the Sovereign Debt of such stable foreign governments is significantly greater than that of U.S. government securities. The percentage of each Fund’s assets invested in foreign government securities will vary depending on the relative yields of such securities, the economies of the countries in which the investments are made and such countries’ financial markets, the interest rate climate of such countries and the relationship of such countries’ currencies to the U.S. dollar. Currency is judged on the basis of fundamental economic criteria (e.g., relative inflation levels and trends, growth rate forecasts, balance of payments status and economic policies) as well as technical and political data.

Debt securities of “quasi-governmental entities” are issued by entities owned by either a national, state or equivalent government or are obligations of a political unit that is not backed by the national government’s full faith and credit and general taxing powers. Examples of quasi-governmental issuers include, among others, the Province of Ontario and the City of Stockholm. Each Fund’s portfolio may also include debt securities denominated in European Currency Units of an issuer in a country in which each Fund may invest. A European Currency Unit represents specified amounts of the currencies of certain member states of the European Union.

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A “supranational entity” is an entity established or financially supported by the governments of several countries to promote reconstruction, economic development or trade. Examples of supranational entities include the World Bank (International Bank for Reconstruction and Development), the European Investment Bank, the Inter-American Development Bank, the Asian Development Bank, the African Development Bank and the European Coal and Steel Community. Typically, the governmental members, or “stockholders,” make initial capital contributions to the supranational entity and may be committed to make additional contributions if the supranational entity is unable to repay its borrowings. There is no guarantee that one or more stockholders of a supranational entity will continue to make any necessary additional capital contributions or otherwise provide continued financial backing to the supranational entity. If such contributions or financial backing are not made, the entity may be unable to pay interest or repay principal on its debt securities. As a result, each Fund might lose money on such investments. In addition, if the securities of a supranational entity are denominated in a foreign currency, the obligations also will bear the risks of foreign currency investments. Securities issued by supranational entities may (or may not) constitute foreign securities for purposes of each Fund, depending on a number of factors, including the countries that are members of the entity, the location of the primary office of the entity, the obligations of the members, the markets in which the securities trade, and whether, and to what extent, the performance of the securities is tied closely to the political or economic developments of a particular country or geographic region.

The occurrence of political, social or diplomatic changes in one or more of the countries issuing Sovereign Debt could adversely affect each Fund’s investments. Political changes or a deterioration of a country’s domestic economy or balance of trade may affect the willingness of countries to service their Sovereign Debt. While each Sub-Adviser intends to manage each Fund’s portfolios in a manner that will minimize the exposure to such risks, there can be no assurance that adverse political changes will not cause each Fund to suffer a loss of interest or principal on any of its holdings.

Foreign Index-Linked Instruments

The Funds may invest, subject to compliance with its limitations applicable to its investment in debt securities, in instruments which have the investment characteristics of particular securities, securities indices, futures contracts or currencies. Such instruments may take a variety of forms, such as debt instruments with interest or principal payments determined by reference to the value of a currency or commodity at a future point in time. For example, each Fund may invest in instruments issued by the U.S. or a foreign government or by private issuers that return principal and/or pay interest to investors in amounts which are linked to the level of a particular foreign index (“foreign index-linked instruments”). Foreign index-linked instruments have the investment characteristics of particular securities, securities indices, futures contracts or currencies. Such instruments may take a variety of forms, such as debt instruments with interest or principal payments determined by reference to the value of a currency or commodity at a future point in time.

A foreign index-linked instrument may be based upon the exchange rate of a particular currency or currencies or the differential between two currencies, or the level of interest rates in a particular country or countries, or the differential in interest rates between particular countries. In the case of foreign index-linked instruments linking the interest component to a foreign index, the amount of interest payable will adjust periodically in response to changes in the level of the foreign index during the term of the foreign index-linked instrument. The risks of such investments would reflect the risks of investing in the index or other instrument, the performance of which determines the return for the instrument. Currency-indexed securities may be positively or negatively indexed, meaning their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.

Foreign Securities

The Funds may invest in U.S. dollar-denominated and non-U.S. dollar-denominated foreign debt and equity securities and in CDs issued by foreign banks and foreign branches of U.S. banks. Securities of issuers within a given country may be

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denominated in the currency of another country. The foreign securities are generally those securities issued by companies organized outside the U.S. and, in the case of equity securities, that trade primarily in markets outside the U.S., have their primary markets outside of the U.S., or are otherwise deemed to be non-U.S. securities by each Sub-Adviser. These foreign securities are subject to most, if not all, of the risks of foreign investing.

Investors should carefully consider the appropriateness of foreign investing in light of their financial objectives and goals. While foreign markets may present unique investment opportunities, foreign investing involves risks not associated with domestic investing. In many foreign countries, there is less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in the United States. Foreign investments involve risks relating to local political, economic, regulatory, or social instability, military action or unrest, or adverse diplomatic developments, and may be affected by actions of foreign governments adverse to the interests of U.S. investors. Securities denominated in foreign currencies may gain or lose value as a result of fluctuating currency exchange rates. Securities markets in other countries are not always as efficient as those in the U.S. and are sometimes less liquid and more volatile. If foreign securities are determined to be illiquid, then each Fund will limit its investment in these securities subject to its limitation on investments in illiquid securities. Foreign securities transactions may be subject to higher brokerage and custodial costs than domestic securities transactions.

The Funds may invest in securities of issuers in emerging markets, including issuers in Asia (including Russia), Eastern Europe, Central and South America, the Middle East and Africa. Securities markets of emerging countries may also have less efficient clearance and settlement procedures than U.S. markets, making it difficult to conduct and complete transactions. Delays in the settlement could result in temporary periods when a portion of each Fund’s assets is uninvested and no return is earned thereon. Inability to make intended security purchases could cause each Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities could result either in losses to each Fund due to subsequent declines in value of the portfolio security or, if each Fund has entered into a contract to sell the security, could result in possible liability of each Fund to the purchaser. Other risks involved in investing in the securities of foreign issuers include differences in accounting, auditing and financial reporting standards; limited publicly available information; the difficulty of assessing economic trends in foreign countries; generally higher commission rates on foreign portfolio transactions; the possibility of nationalization, expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country); government interference, including government ownership of companies in certain sectors, wage and price controls, or imposition of trade barriers and other protectionist measures; difficulties in invoking legal process abroad and enforcing contractual obligations; political, social or economic instability which could affect U.S. investments in foreign countries; and potential restrictions on the flow of international capital. Additionally, foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including foreign withholding taxes, and other foreign taxes may apply with respect to securities transactions. Additional costs associated with an investment in foreign securities may include higher transaction, custody and foreign currency conversion costs. In the event of litigation relating to a portfolio investment, each Fund may encounter substantial difficulties in obtaining and enforcing judgments against non-U.S. resident individuals and companies.

Some securities are issued by companies organized outside the United States but are traded in U.S. securities markets and are denominated in U.S. dollars. Other securities are not traded in the United States but are denominated in U.S. dollars. These securities may be exposed to many, if not all, of the risks of foreign investing. For example, foreign trading market or currency risks will not apply to U.S. dollar-denominated securities traded in U.S. securities markets.

Investment in countries with emerging markets presents risks in greater degree than, and in addition to, those presented by investment in foreign issuers in general. Countries with developing markets have economic structures that are less mature. Furthermore, countries with developing markets have less stable political systems and may have high inflation, rapidly changing interest and currency exchange rates, and their securities markets are substantially less developed. The economies of countries with developing markets generally are heavily dependent upon international trade, and, accordingly, have been

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and may continue to be adversely affected by barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures in the countries with which they trade. These economies also have been and may continue to be adversely affected by economic conditions in the countries with which they trade.

High Yield Securities

Typically, high yield debt securities (sometimes called “junk bonds”) are rated below investment grade by one or more of the rating agencies or, if not rated, are determined to be of comparable quality by each Sub-Adviser and are generally considered to be speculative. Investment in lower rated corporate debt securities provides greater income and increased opportunity for capital appreciation than investments in higher quality securities, but they also typically entail greater price volatility and principal and income risk. These high yield securities are regarded as predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments.

Investors should be willing to accept the risk associated with investment in high yield/high risk securities. Investment in high yield/high risk bonds involves special risks in addition to the risks associated with investments in higher rated debt securities. High yield/high risk bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade bonds. The prices of high yield/high risk bonds have been found to be less sensitive to interest-rate changes than more highly rated investments, but more sensitive to adverse economic downturns or individual corporate developments.

The secondary market on which high yield/high risk bonds are traded may be less liquid than the market for higher grade bonds. Less liquidity in the secondary trading market could adversely affect the price at which each Fund could sell a high yield/high risk bond, and could adversely affect and cause large fluctuations in each Fund’s daily NAV. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in high yield/high risk bond prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If such securities are determined to be illiquid, then each Fund will limit its investment in these securities subject to its limitation on investments in illiquid securities.

Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield/high risk bonds, especially in a thinly traded market.

Some high yield securities are issued by smaller, less-seasoned companies, while others are issued as part of a corporate restructuring, such as an acquisition, merger, or leveraged buyout. Companies that issue high yield securities are often highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with investment-grade securities. Some high yield securities were once rated as investment-grade but have been downgraded to junk bond status because of financial difficulties experienced by their issuers.

If the issuer of high yield/high risk bonds defaults, each Fund may incur additional expenses to seek recovery. In the case of high yield/high risk bonds structured as zero coupon or payment-in-kind securities, the market prices of such securities are affected to a greater extent by interest rate changes, and therefore tend to be more volatile than securities that pay interest periodically and in cash.

Analysis of the creditworthiness of issuers of high yield/high risk bonds may be more complex than for issuers of higher quality debt securities, and the ability of each Fund to achieve its investment objective may, to the extent of its investment in high yield/high risk bonds, be more dependent upon such creditworthiness analysis than would be the case if each Fund were investing in higher quality bonds. When secondary markets for high yield securities are less liquid than the market for higher grade securities, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available.

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The use of credit ratings as the sole method for evaluating high yield/high risk bonds also involves certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield/high risk bonds. Also, credit rating agencies may fail to change credit ratings on a timely basis to reflect subsequent events. If a credit rating agency changes the rating of a portfolio security held by each Fund, each Fund may retain the portfolio security if each Sub-Adviser, where applicable, deems it in the best interest of each Fund’s shareholders. Legislation designed to limit the use of high yield/high risk bonds in corporate transactions may have a material adverse effect on each Fund’s NAV per share and investment practices.

In addition, there may be special tax considerations associated with investing in high yield/high risk bonds structured as zero coupon or payment-in-kind securities. Each Fund records the interest on these securities annually as income even though it receives no cash interest until the security’s maturity or payment date. As a result, the amounts that have accrued each year are required to be distributed to shareholders and such amounts will be taxable to shareholders. Therefore, each Fund may have to sell some of its assets to distribute cash to shareholders. These actions are likely to reduce each Fund’s assets and may thereby increase its expense ratios and decrease its rate of return.

Illiquid Securities

The Funds may invest in privately placed, restricted, Rule 144A or other unregistered securities. Rule 144A securities are securities that are eligible for resale without registration under the Securities Act of 1933, as amended (the “1933 Act”), pursuant to Rule 144A under the 1933 Act. The Funds may not acquire illiquid holdings if, as a result, more than 15% of its net assets would be in illiquid investments. If a Fund determines at any time that it owns illiquid securities in excess of 15% of its net assets, it will cease to undertake new commitments to acquire illiquid securities until its holdings are no longer in excess of 15% of its NAV, and, depending on circumstances, may take additional steps to reduce its holdings of illiquid securities. Subject to these limitations, each Fund may acquire investments that are illiquid or have limited liquidity, such as private placements or investments that are not registered under the 1933 Act and cannot be offered for public sale in the United States without first being registered under the 1933 Act. An investment is considered “illiquid” if a Fund reasonably expects the investment cannot be sold or disposed of in current market conditions in seven (7) calendar days or less without the sale or disposition significantly changing the market value of the investment. The price each Fund’s portfolio may pay for illiquid securities or receive upon resale may be lower than the price paid or received for similar securities with a more liquid market. Accordingly, the valuation of these securities will take into account any limitations on their liquidity.

The SEC has adopted a liquidity risk management rule (the “Liquidity Rule”) that requires each Fund to establish a liquidity risk management program (the “LRMP”). The Trustees, including a majority of the Independent Trustees, have designated each Sub-Adviser to administer the respective Fund’s LRMP and each Sub-Adviser has formed a Liquidity Risk Management Committee to which it has delegated responsibilities for the ongoing operation and management of the LRMPs. Under the LRMPs, each Sub-Adviser assesses, manages, and periodically reviews the Fund’s liquidity risk. The Liquidity Rule defines “liquidity risk” as the risk that a Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors’ interests in the Fund. The liquidity of a Fund’s portfolio investments is determined based on relevant market, trading and investment-specific considerations under the LRMP. To the extent that an investment is deemed to be an illiquid investment or a less liquid investment, a Fund can expect to be exposed to greater liquidity risk.

Rule 144A securities may be determined to be liquid or illiquid in accordance with the guidelines established by the Adviser and approved by the Trustees. The Trustees will monitor compliance with these guidelines on a periodic basis.

Investment in these securities entails the risk to the Funds that there may not be a buyer for these securities at a price that the Fund believes represents the security’s value should a Fund wish to sell the security. If a security a Fund holds must be registered under the 1933 Act before it may be sold, the Fund may be obligated to pay all or part of the registration expenses. In addition, in these circumstances, a considerable time may elapse between the time of the decision to sell and the time a

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Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions develop, the Fund may obtain a less favorable price than when it first decided to sell the security.

Industrial Development and Pollution Control Bonds

Industrial Development Bonds that pay tax-exempt interest are, in most cases, revenue bonds and are issued by, or on behalf of, public authorities to raise money to finance various privately operated facilities for business, manufacturing, housing, sports, and pollution control. These bonds are also used to finance public facilities such as airports, mass transit systems, ports, and parking. Consequently, the credit quality of these securities depends upon the ability of the user of the facilities financed by the bonds and any guarantor to meet its financial obligations. These bonds are generally not secured by the taxing power of the municipality but are secured by the revenues of the authority derived from payments by the industrial user.

Industrial Development and Pollution Control Bonds, although nominally issued by municipal authorities, are generally not secured by the taxing power of the municipality but are secured by the revenues of the authority derived from payments by the industrial user. Industrial Development Bonds issued after the effective date of the Tax Reform Act of 1986 (“TRA”), as well as certain other bonds, are now classified as “private activity bonds.”

Industry Concentration

The 1940 Act requires each Fund to state the extent, if any, to which it intends to concentrate investments in a particular industry. While the 1940 Act does not define what constitutes “concentration” in an industry, the staff of the SEC takes the position that, in general, investments of more than 25% of a fund’s assets in an industry constitutes concentration. The SEC staff has also taken the position that a policy relating to industry concentration does not apply to investments in “government securities” (as defined in the 1940 Act) or in tax-exempt securities issued by U.S. federal, state and municipal governments or political subdivisions of U.S. federal, state and municipal governments.

Unless otherwise provided, for purposes of determining whether a Fund’s investments are concentrated in a particular industry or group of industries, the term “industry” shall be defined by reference to the Global Industry Classification Standard put forth by S&P and Morgan Stanley Capital International.

Inflation-Linked Bonds (CenterSquare Fund only)

To the extent it may invest in fixed-income securities, the CenterSquare Fund may invest in inflation-linked bonds, which are issued by the United States government and foreign governments with a nominal return indexed to the inflation rate in prices. Governments that issue inflation-indexed bonds may use different conventions for purposes of structuring their bonds and different inflation factors, with the same underlying principal of linking real returns and inflation.

For purposes of explanation, a United States TIPS bond will be used as an example of how inflation-linked bonds work. Inflation-linked bonds, like nominal bonds, pay coupons on a principal amount. For U.S. TIPS, and most inflation-linked bonds, the value of the principal is adjusted for inflation. In the United States the index used to measure inflation is the non-seasonally adjusted U.S. City Average All Items Consumer Price Index for All Urban Consumers (“CPI-U”). Interest payments are paid every six months, and are equal to a fixed percentage of the inflation-adjusted value of the principal. The final payment of principal of the security will not be less than the original par amount of the security at issuance.

The principal of the inflation-linked security is indexed to the non-seasonally adjusted CPI-U. To calculate the inflation-adjusted principal value for a particular valuation date, the value of the principal at issuance is multiplied by the index ratio applicable to that valuation date. The index ratio for any date is the ratio of the reference consumer price index (“CPI”) applicable to such date, to the reference CPI applicable to the original issue date. Semi-annual coupon interest is determined by multiplying the inflation-adjusted principal amount by one-half of the stated rate of interest on each interest payment date.

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Inflation-adjusted principal or the original par amount, whichever is larger, is paid on the maturity date as specified in the applicable offering announcement. If at maturity the inflation-adjusted principal is less than the original principal value of the security, an additional amount is paid at maturity so that the additional amount plus the inflation-adjusted principal equals the original principal amount. Some inflation-linked securities may be stripped into principal and interest components. In the case of a stripped security, the holder of the stripped principal component would receive this additional amount. The final interest payment, however, will be based on the final inflation-adjusted principal value, not the original par amount.

If the CenterSquare Fund invests in U.S. Treasury inflation-linked securities, it will be required to treat as original issue discount any increase in the principal amount of the securities that occurs during the course of its taxable year. If the CenterSquare Fund purchases such inflation-linked securities that are issued in stripped form, either as stripped bonds or coupons, it will be treated as if it had purchased a newly issued debt instrument having “original issue discount.” If the CenterSquare Fund holds an obligation with original issue discount, it is required to accrue as ordinary income a portion of such original issue discount even though it receives no corresponding interest payment in cash. The CenterSquare Fund may have to sell other investments to obtain cash needed to make income distributions, which may reduce the CenterSquare Fund’s assets, increase its expense ratio and decrease its rate of return.

Initial Public Offerings (“IPOs”)

IPOs occur when a company first offers its securities to the public. Although companies can be any age or size at the time of their IPOs, they are often smaller and have limited operating histories, which may involve a greater potential for the value of their securities to be impaired following the IPO.

Investors in IPOs can be adversely affected by substantial dilution in the value of their shares, by the issuance of additional shares and by concentration of control in existing management and principal shareholders. In addition, all of the factors that affect stock market performance may have a greater impact on the shares of IPO companies.

The price of a company’s securities may be highly unstable at the time of its IPO and for a period thereafter due to market psychology prevailing at the time of the IPO, the absence of a prior public market, the small number of shares available and the limited availability of investor information. As a result of this or other factors, each Sub-Adviser might decide to sell an IPO security more quickly than it would otherwise, which may result in a significant gain or loss and greater transaction costs to each Fund. Any gains from shares held for one year or less may be treated as short-term gains, and be taxable as ordinary income to each Fund’s shareholders. In addition, IPO securities may be subject to varying patterns of trading volume and may, at times, be difficult to sell without an unfavorable impact on prevailing prices.

The effect of an IPO investment can have a magnified impact on each Fund’s performance if each Fund’s asset base is small. Consequently, IPOs may constitute a significant portion of each Fund’s returns particularly when each Fund is small. Since the number of securities issued in an IPO is limited, it is likely that IPO securities will represent a small component of each Fund’s assets as it increases in size and therefore have a more limited effect on each Fund’s performance.

There can be no assurance that IPOs will continue to be available for each Fund to purchase. The number or quality of IPOs available for purchase by each Fund may vary, decrease or entirely disappear. In some cases, each Fund may not be able to purchase IPOs at the offering price, but may have to purchase the shares in the after-market at a price greatly exceeding the offering price, making it more difficult for each Fund to realize a profit.

Investment Companies

The Funds may invest in securities of other investment companies, including closed-end investment companies, ETFs and business development companies, subject to limitations prescribed by the 1940 Act and any applicable investment restrictions described in the Funds’ Prospectus and SAI. Among other things, the 1940 Act limitations prohibit the Funds from: (1) acquiring more than 3% of the voting shares of an investment company; (2) investing more than 5% of each Fund’s total

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assets in securities of any one investment company; and (3) investing more than 10% of each Fund’s total assets in securities of all investment companies. These restrictions may not apply to certain investments in money market funds. Each Fund indirectly will bear its proportionate share of any management fees and other expenses paid by the investment companies in which each Fund invests in addition to the fees and expenses each Fund bears directly in connection with its own operations. These securities represent interests in professionally managed portfolios that may invest in various types of instruments pursuant to a wide range of investment styles. Investing in other investment companies involves substantially the same risks as investing directly in the underlying instruments, but may involve duplicative management and advisory fees and operating expenses. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that trade on a stock exchange or OTC at a premium or a discount to their NAV per share. Others are continuously offered at NAV per share but may also be traded in the secondary market. In addition, each Fund may not acquire the securities of registered open-end investment companies or registered unit investment trusts in reliance on Sections 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act. For purposes of determining compliance with the Fund’s policy on concentrating its investments in any one industry, each Fund generally does not look through investments in underlying investment companies for purposes of applying its concentration limitations, unless the underlying investment company would be counted for purposes of calculating each Fund’s concentration limitation.

However, the SEC has granted orders for exemptive relief to certain ETFs that permit investments in those ETFs by other investment companies (such as each Fund) in excess of these limits. Each Fund may invest in ETFs that have received such exemptive orders from the SEC, pursuant to the conditions specified in such orders. For more information, please see the section entitled “Exchange-Traded Funds.”

Rule 12d1-4 permits additional types of fund of fund arrangements without an exemptive order. The rule imposes certain conditions, including limits on control and voting of acquired funds’ shares, evaluations and findings by investment advisers, fund investment agreements, and limits on most three-tier fund structures.

Linked Securities

Linked securities are debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices or other financial indicators. Among the types of linked securities in which a Fund can invest include:

Equity-Linked, Debt-Linked and Index-Linked Securities. Equity-linked, debt-linked and index-linked securities are privately issued securities whose investment results are designed to correspond generally to the performance of a specified stock index or “basket” of stocks, or sometimes a single stock. To the extent that a Fund invests in an equity-linked, debt-linked or index-linked security whose return corresponds to the performance of a foreign securities index or one or more foreign stocks, investing in these securities will involve risks similar to the risks of investing in foreign securities. For more information concerning the risks associated with investing in foreign securities, see the “Foreign Securities” section. In addition, a Fund bears the risk that the issuer of these securities may default on its obligation under the security. These securities are often used for many of the same purposes as, and share many of the same risks with, derivative instruments such as stock index futures, warrants and swap agreements.

Currency-Indexed Securities. Currency-indexed securities typically are short-term or intermediate-term debt securities. Their value at maturity or the rates at which they pay income are determined by the change in value of the U.S. dollar against one or more foreign currencies or an index. In some cases, these securities may pay an amount at maturity based on a multiple of the amount of the relative currency movements. This type of index security offers the potential for increased income or principal payments but at a greater risk of loss than a typical debt security of the same maturity and credit quality.

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Lending of Portfolio Securities

Although there is no immediate intent to do so, each Fund may lend portfolio securities to certain broker/dealers and institutions to the extent permitted by the 1940 Act, as modified or interpreted by regulatory authorities having jurisdiction, from time to time, in accordance with procedures adopted by the Board. By lending its securities, each Fund attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would belong to each Fund. Such loans must be secured by collateral in cash or U.S. government securities maintained on a current basis in an amount at least equal to 100% of the current market value of the securities loaned. Each Fund may call a loan and obtain the securities loaned at any time generally on less than five days’ notice. For the duration of a loan, each Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and would also receive compensation from the investment of the collateral. Each Fund would not, however, have the right to vote any securities having voting rights during the existence of the loan, but each Fund would call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment.

As with other extensions of credit, there are risks of delay in recovery of, or even loss of rights in, the collateral should the borrower of the securities fail financially or breach its agreement with each Fund. Each Fund also bears the risk that the borrower may fail to return the securities in a timely manner or at all, either because the borrower fails financially or for other reasons. Each Fund could experience delays and costs in recovering the loaned securities or in gaining access to and liquidating the collateral, which could result in actual financial loss and which could interfere with portfolio management decisions or the exercise of ownership rights in the loaned securities. However, the loans would be made only to firms deemed by each Sub-Adviser or their agent to be creditworthy and when the consideration that can be earned currently from securities loans of this type, justifies the attendant risk. If each Sub-Adviser, as the case may be, determines to make securities loans, it is intended that the value of the securities loaned will not exceed 33 1/3% of the value of the total assets of the lending Fund.

While securities are on loan, each Fund is subject to: the risk that the borrower may default on the loan and that the collateral could be inadequate in the event the borrower defaults; the risk that the earnings on the collateral invested may not be sufficient to pay fees incurred in connection with the loan; the risk that the principal value of the collateral invested may decline and may not be sufficient to pay back the borrower for amount of the collateral posted; the risk that the borrower may use the loaned securities to cover a short sale which may place downward pressure on the market prices of the loaned securities; the risk that return of loaned securities could be delayed and could interfere with portfolio management decisions; and the risk that any efforts to recall the securities for purposes of voting may not be effective.

Subject to exemptive relief granted to each Fund from certain provisions of the 1940 Act, each Fund, subject to certain conditions and limitations, is permitted to invest cash collateral and uninvested cash in one or more money market funds that are affiliated with each Fund.

Loan Participation Interests

The Funds may invest in participation interests in loans. Each Fund’s investment in loan participation interests may take the form of participation interests in, or assignments or novations of a corporate loan (“Participation Interests”). The Participation Interests may be acquired from an agent bank, co-lenders or other holders of Participation Interests (“Participants”). In a novation, each Fund would assume all of the rights of the lender in a corporate loan, including the right to receive payments of principal and interest and other amounts directly from the borrower and to enforce its rights as a lender directly against the borrower. As an alternative, each Fund may purchase an assignment of all or a portion of a lender’s interest in a corporate loan, in which case, each Fund may be required generally to rely on the assigning lender to demand payment and enforce its rights against the borrower, but would otherwise be entitled to all of such lender’s rights in the corporate loan.

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The Funds also may purchase Participation Interests in a portion of the rights of a lender in a corporate loan. In such a case, each Fund will be entitled to receive payments of principal, interest and fees, if any, but generally will not be entitled to enforce its rights directly against the agent bank or the borrower; rather each Fund must rely on the lending institution for that purpose. Each Fund will not act as an agent bank, guarantor or sole negotiator of a structure with respect to a corporate loan.

In a typical corporate loan involving the sale of Participation Interests, the agent bank administers the terms of the corporate loan agreement and is responsible for the collection of principal and interest and fee payments to the credit of all lenders that are parties to the corporate loan agreement. The agent bank in such cases will be qualified under the 1940 Act to serve as a custodian for registered investment companies. Each Fund generally will rely on the agent bank or an intermediate Participant to collect its portion of the payments on the corporate loan. The agent bank may monitor the value of the collateral and, if the value of the collateral declines, may take certain action, including accelerating the corporate loan, giving the borrower an opportunity to provide additional collateral or seeking other protection for the benefit of the Participants in the corporate loan, depending on the terms of the corporate loan agreement. Furthermore, unless under the terms of a participation agreement each Fund has direct recourse against the borrower (which is unlikely), each Fund will rely on the agent bank to use appropriate creditor remedies against the borrower. The agent bank also is responsible for monitoring compliance with covenants contained in the corporate loan agreement and for notifying holders of corporate loans of any failures of compliance. Typically, under corporate loan agreements, the agent bank is given discretion in enforcing the corporate loan agreement, and is obligated to follow the terms of the loan agreements and use only the same care it would use in the management of its own property. For these services, the borrower compensates the agent bank. Such compensation may include special fees paid on structuring and funding the corporate loan and other fees paid on a continuing basis.

A financial institution’s employment as an agent bank may be terminated in the event that it fails to observe the requisite standard of care, becomes insolvent, has a receiver, conservator, or similar official appointed for it by the appropriate bank regulatory authority or becomes a debtor in a bankruptcy proceeding. Generally, a successor agent bank will be appointed to replace the terminated bank, and assets held by the agent bank under the corporate loan agreement should remain available to holders of corporate loans. If, however, assets held by the agent bank for the benefit of each Fund were determined by an appropriate regulatory authority or court to be subject to the claims of the agent bank’s general or secured creditors, each Fund might incur certain costs and delays in realizing payment on a corporate loan, or suffer a loss of principal and/or interest. In situations involving intermediate participants, similar risks may arise.

When each Fund acts as co-lender in connection with Participation Interests or when each Fund acquires a Participation Interest the terms of which provide that each Fund will be in privity of contract with the corporate borrower, each Fund will have direct recourse against the borrower in the event the borrower fails to pay scheduled principal and interest. In all other cases, each Fund will look to the agent bank to enforce appropriate credit remedies against the borrower. In acquiring Participation Interests each Sub-Adviser will conduct analysis and evaluation of the financial condition of each such co-lender and participant to ensure that the Participation Interest meets each Fund’s qualitative standards. There is a risk that there may not be a readily available market for Participation Interests and, in some cases, this could result in each Fund disposing of such securities at a substantial discount from face value or holding such security until maturity. When each Fund is required to rely upon a lending institution to pay each Fund principal, interest, and other amounts received by the lending institution for the loan participation, each Fund will treat both the borrower and the lending institution as an “issuer” of the loan participation for purposes of certain investment restrictions pertaining to the diversification and concentration of each Fund’s portfolio.

Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the corporate borrower for payment of principal and interest. If each Fund does not receive scheduled interest or principal payments on such indebtedness, each Fund’s share price and yield could be adversely affected. Loans that are fully secured offer each Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there

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is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation, or that the collateral can be liquidated.

The Funds may invest in loan participations with credit quality comparable to that of issuers of its portfolio investments. Indebtedness of companies whose creditworthiness is poor involves substantially greater risks, and may be highly speculative. Some companies may never pay off their indebtedness or may pay only a small fraction of the amount owed. Consequently, when investing in indebtedness of companies with poor credit, each Fund bears a substantial risk of losing the entire amount invested.

Loans and other types of direct indebtedness may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete. Consequently, some indebtedness may be difficult or impossible to dispose of readily at what each Sub-Adviser believes to be a fair price. In addition, valuation of illiquid indebtedness involves a greater degree of judgment in determining each Fund’s NAV than if that value were based on available market quotations and could result in significant variations in each Fund’s daily share price. At the same time, some loan interests are traded among certain financial institutions and accordingly may be deemed liquid. As the market for different types of indebtedness develops, the liquidity of these instruments is expected to improve.

Investment in loans through a direct assignment of the financial institution’s interests with respect to the loan may involve additional risks to each Fund. For example, if a loan is foreclosed, each Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, each Fund could be held liable as co-lender. It is unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, each Fund will rely on each Sub-Adviser’s research in an attempt to avoid situations where fraud or misrepresentation could adversely affect each Fund.

Under the 1940 Act, repurchase agreements are considered to be loans by the purchaser collateralized by the underlying securities. The Adviser and Sub-Adviser monitor the value of the underlying securities at the time the repurchase agreement is entered into and at all times during the term of the agreement to ensure that this value always equals or exceeds the agreed upon repurchase price to be paid to each Fund. The Adviser and Sub-Adviser, in accordance with procedures established by the Board, also evaluate the creditworthiness and financial responsibility of the banks and brokers or dealers with which each Fund may enter into repurchase agreements.

Floating Rate Loans. Floating rate loans are provided by banks and other financial institutions to large corporate customers. Companies undertake these loans to finance acquisitions, buy-outs, recapitalizations or other leveraged transactions. Typically, these loans are the most senior source of capital in a borrower’s capital structure and have certain of the borrower’s assets pledged as collateral. The corporation pays interest and principal to the lenders.

A senior loan in which each Fund may invest typically is structured by a group of lenders. This means that the lenders participate in the negotiations with the borrower and in the drafting of the terms of the loan. The group of lenders often consists of commercial and investment banks, thrift institutions, insurance companies, finance companies, mutual funds and other institutional investment vehicles or other financial institutions. One or more of the lenders, referred to as the agent bank, usually administers the loan on behalf of all the lenders.

The Funds may invest in a floating rate loan in one of three ways: (1) it may make a direct investment in the loan by participating as one of the lenders; (2) it may purchase a participation interest; or (3) it may purchase an assignment. Participation interests are interests issued by a lender or other financial institution, which represent a fractional interest in a loan. Each Fund may acquire participation interests from a lender or other holders of participation interests. Holders of participation interests are referred to as participants. An assignment represents a portion of a loan previously attributable to a

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different lender. Unlike a participation interest, each Fund will become a lender for the purposes of the relevant loan agreement by purchasing an assignment.

The Funds may make a direct investment in a floating rate loan pursuant to a primary syndication and initial allocation process (i.e., buying an unseasoned loan issue). A purchase can be effected by signing as a direct lender under the loan document or by the purchase of an assignment interest from the underwriting agent shortly after the initial funding on a basis which is consistent with the initial allocation under the syndication process. This is known as buying in the “primary” market. Such an investment is typically made at or about a floating rate loan’s “par” value, which is its face value. From time to time, lenders in the primary market will receive an up-front fee for committing to purchase a floating rate loan that is being originated. In such instances, the fee received is reflected on the books of each Fund as a discount to the loan’s par value. The discount is then amortized over the life of the loan, which would effectively increase the yield each Fund receives on the investment.

If each Fund purchases an existing assignment of a floating rate loan, or purchases a participation interest in a floating rate loan, it is said to be purchasing in the “secondary” market. Purchases of floating rate loans in the secondary market may take place at, above, or below the par value of a floating rate loan. Purchases above par will effectively reduce the amount of interest being received by each Fund through the amortization of the purchase price premium, whereas purchases below par will effectively increase the amount of interest being received by each Fund through the amortization of the purchase price discount. Each Fund may be able to invest in floating rate loans only through participation interests or assignments at certain times when reduced primary investment opportunities in floating rate loans may exist. If each Fund purchases an assignment from a lender, each Fund will generally have direct contractual rights against the borrower in favor of the lenders. On the other hand, if each Fund purchases a participation interest either from a lender or a participant, each Fund typically will have established a direct contractual relationship with the seller of the participation interest, but not with the borrower. Consequently, each Fund is subject to the credit risk of the lender or participant who sold the participation interest to each Fund, in addition to the usual credit risk of the borrower. Therefore, when each Fund invests in floating rate loans through the purchase of participation interests, each Sub-Adviser must consider the creditworthiness of the agent bank and any lenders and participants interposed between each Fund and a borrower. This secondary market is private and unregulated, and there is no organized exchange or board of trade on which floating rate loans are traded. Floating rate loans often trade in large denominations. Trades can be infrequent, and the market may be volatile.

Floating rate loans generally are subject to extended settlement periods and may require the consent of the borrower and/or agent prior to their sale or assignment. These factors may impair each Fund’s ability to generate cash through the liquidation of floating rate loans to repay debts, fund redemptions, or for any other purpose.

Typically, floating rate loans are secured by collateral. However, the value of the collateral may not be sufficient to repay the loan. The collateral may consist of various types of assets or interests including intangible assets. It may include working capital assets, such as accounts receivable or inventory, or tangible fixed assets, such as real property, buildings and equipment. It may include intangible assets, such as trademarks, copyrights and patent rights, or security interests in securities of subsidiaries or affiliates. The borrower’s owners may provide additional collateral, typically by pledging their ownership interest in the borrower as collateral for the loan. The borrower under a floating rate loan must comply with various restrictive covenants contained in any floating rate loan agreement between the borrower and the syndicate of lenders. A restrictive covenant is a promise by the borrower not to take certain action that may impair the rights of lenders. These covenants, in addition to requiring the scheduled payment of interest and principal, may include restrictions on dividend payments and other distributions to shareholders, provisions requiring the borrower to maintain specific financial ratios or relationships and limits on total debt. In addition, a covenant may require the borrower to prepay the floating rate loan with any excess cash flow. Excess cash flow generally includes net cash flow after scheduled debt service payments and permitted capital expenditures, among other things, as well as the proceeds from asset dispositions or sales of securities. A breach of a covenant (after giving effect to any cure period) in a floating rate loan agreement, which is not waived by the agent bank and the

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lending syndicate normally, is an event of acceleration. This means that the agent bank has the right to demand immediate repayment in full of the outstanding floating rate loan.

Each Sub-Adviser must determine that the investment is suitable for each Fund based on each Sub-Adviser’s independent credit analysis and industry research. Generally, this means that each Sub-Adviser has determined that the likelihood that the corporation will meet its obligations is acceptable. In considering investment opportunities, each Sub-Adviser will conduct extensive due diligence, which may include, without limitation, management meetings, financial analysis, industry research and reference verification from customers, suppliers and rating agencies.

Floating rate loans feature rates that reset regularly, maintaining a fixed spread over SOFR or the prime rates of large money-center banks. The interest rate on each Fund’s investment securities will generally reset quarterly. During periods in which short-term rates rapidly increase, each Fund’s NAV may be affected. Investment in floating rate loans with longer interest rate reset periods or loans with fixed interest rates may also increase fluctuations in each Fund’s NAV as a result of changes in interest rates.

Unfunded Loan Commitments. Each Fund may enter into loan commitments that are unfunded at the time of investment. A loan commitment is a written agreement under which the lender (such as each Fund) commits itself to make a loan or loans up to a specified amount within a specified time period. The loan commitment sets out the terms and conditions of the lender’s obligation to make the loans. Loan commitments are made pursuant to a term loan, a revolving credit line or a combination thereof. A term loan is typically a loan in a fixed amount that borrowers repay in a scheduled series of repayments or a lump-sum payment at maturity. A revolving credit line allows borrowers to draw down, repay, and reborrow specified amounts on demand. The portion of the amount committed by a lender under a loan commitment that the borrower has not drawn down is referred to as “unfunded.” Loan commitments may be traded in the secondary market through dealer desks at large commercial and investment banks. Typically, each Fund will enter into fixed commitments on term loans as opposed to revolving credit line arrangements.

Borrowers pay various fees in connection with loans and related commitments. In particular, borrowers may pay a commitment fee to lenders on unfunded portions of loan commitments and/or facility and usage fees, which are designed to compensate lenders in part for having an unfunded loan commitment.

Unfunded loan commitments expose lenders to credit risk—the possibility of loss due to a borrower’s inability to meet contractual payment terms. A lender typically is obligated to advance the unfunded amount of a loan commitment at the borrower’s request, subject to certain conditions regarding the creditworthiness of the borrower. Borrowers with deteriorating creditworthiness may continue to satisfy their contractual conditions and therefore be eligible to borrow at times when the lender might prefer not to lend. In addition, a lender may have assumptions as to when a borrower may draw on an unfunded loan commitment when the lender enters into the commitment. If the borrower does not draw as expected, the commitment may not prove as attractive an investment as originally anticipated.

Since each Fund with an unfunded loan commitment has a contractual obligation to lend money on short notice, it will maintain liquid assets in an amount at least equal in value to the amount of the unfunded commitments. Liquid assets are maintained to cover “senior securities transactions” which may include, but are not limited to, each Fund’s unfunded loan commitments. The value of each Fund’s “senior securities” holdings are marked-to-market daily to ensure proper coverage.

Each Fund records an investment when the borrower draws down the money and records interest as earned.

Master Limited Partnerships (“MLPs”)

MLPs are formed as limited partnerships or limited liability companies under state law and are generally treated as partnerships for U.S. federal income tax purposes. The equity securities issued by many MLPs are publicly traded and listed

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and traded on a U.S. exchange. An MLP typically issues general partner and limited partner interests. The general partner manages and often controls, has an ownership stake in, and is normally eligible to receive incentive distribution payments from, the MLP. To be treated as a partnership for U.S. federal income tax purposes, an MLP must derive at least 90% of its gross income for each taxable year from certain qualifying sources as described in the Code. These qualifying sources include natural resources-based activities such as the exploration, development, mining, production, processing, refining, transportation, storage and certain marketing of mineral or natural resources. The general partner may be structured as a private or publicly-traded corporation or other entity. The general partner typically controls the operations and management of the entity through an up to 2% general partner interest in the entity plus, in many cases, ownership of some percentage of the outstanding limited partner interests. The limited partners, through their ownership of limited partner interests, provide capital to the entity, are intended to have no role in the operation and management of the entity and receive cash distributions. Due to their structure as partnerships for U.S. federal income tax purposes and the expected character of their income, MLPs generally do not pay U.S. federal income taxes. Thus, unlike investors in corporate securities, direct MLP investors are generally not subject to double federal income taxation (i.e., corporate level tax and tax on corporate dividends).

While most MLPs are currently subject to U.S. federal tax as partnerships, a change in current tax law, or a change in the underlying business of a given MLP could result in the MLP being treated as a corporation for U.S. federal income tax purposes, which would result in such MLP being required to pay U.S. federal income tax on its taxable income. Such treatment also would have the effect of reducing the amount of cash available for distribution by the affected MLP. Thus, if any MLP owned by each Fund were treated as a corporation for U.S. federal income tax purposes, such treatment could result in a reduction in the value of each Fund’s investment in such MLP. Certain MLPs are dependent on their parents or sponsors for a majority of their revenues. Any failure by an MLP’s parents or sponsors to satisfy their payments or obligations would impact the MLP’s revenues and cash flows and ability to make distributions. Moreover, the terms of an MLP’s transactions with its parent or sponsor are typically not arrived at on an arm’s-length basis, and may not be as favorable to the MLP as a transaction with a non-affiliate.

MLP Equity Securities. Equity securities issued by MLPs typically consist of common units, subordinated units and a general partner interests.

•	Common Units. The common units of many MLPs are listed and traded on national securities exchanges, including the NYSE, the NYSE MKT and the NASDAQ. Holders of MLP common units typically have very limited control and voting rights. Holders of such common units are typically entitled to receive the minimum quarterly distribution (the “MQD”), including arrearage rights, from the issuer. In the event of a liquidation, common unit holders are intended to have a preference to the remaining assets of the issuer over holders of subordinated units. Each Fund may invest in different classes of common units that may have different voting, trading, and distribution rights.

•	Subordinated Units. Subordinated units, which, like common units, represent limited partner interests, are not typically listed on an exchange or publicly traded. Holders of such subordinated units are generally entitled to receive a distribution only after the MQD and any arrearages from prior quarters have been paid to holders of common units. Holders of subordinated units typically have the right to receive distributions before any incentive distributions are payable to the general partner. Subordinated units generally do not provide arrearage rights. Most MLP subordinated units are convertible into common units after the passage of a specified period of time or upon the achievement by the issuer of specified financial goals. Each Fund may invest in different classes of subordinated units that may have different voting, trading, and distribution rights.

•	General Partner Interests. The general partner interest in MLPs is typically retained by the original sponsors of an MLP, such as its founders, corporate partners and entities that sell assets to the MLP. The holder of the general partner interest can be liable in certain circumstances for amounts greater than the amount of the holder’s investment.
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General partner interests often confer direct board participation rights in, and in many cases control over the operations of, the MLP. General partner or managing member interests receive cash distributions, typically in an amount of up to 2% of available cash, which is contractually defined in the partnership or limited liability company agreement. In addition, holders of general partner or managing member interests typically receive incentive distribution rights, which provide them with an increasing share of the entity’s aggregate cash distributions upon the payment of per common unit distributions that exceed specified threshold levels above the MQD. Due to the incentive distribution rights, GP MLPs have higher distribution growth prospects than their underlying MLPs, but quarterly incentive distribution payments would also decline at a greater rate than the decline rate in quarterly distributions to common and subordinated unit holders in the event of a reduction in the MLP’s quarterly distribution.

I-Shares. I-Shares represent an ownership interest issued by an MLP affiliate. The MLP affiliate uses the proceeds from the sale of I-Shares to purchase limited partnership interests in the MLP in the form of I-units. Thus, I-Shares represent an indirect limited partner interest in the MLP. I-units have features similar to MLP common units in terms of voting rights, liquidation preference and distribution. I-Shares differ from MLP common units primarily in that instead of receiving cash distributions, holders of I-Shares will receive distributions of additional I-Shares in an amount equal to the cash distributions received by common unit holders. I-Shares are traded on the NYSE.

Money Market Instruments

Money market instruments in which the Fund may invest include money market funds, short- term U.S. Government securities, U.S. Government agency securities, securities issued by U.S. Government-sponsored enterprises and U.S. Government instrumentalities, bank obligations, commercial paper, corporate notes and repurchase agreements. If market conditions improve while the Fund has invested some or all of its assets in money market instruments, this strategy could result in reducing the potential gain from the market upswing, thus reducing the Fund’s opportunity to achieve its investment objectives.

Mortgage Dollar Rolls

A mortgage dollar roll (“MDR”) is a transaction in which each Fund sells mortgage-related securities (“MBS”) from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. Each Fund will maintain liquid assets having a value not less than the repurchase price. MDR transactions involve certain risks, including the risk that the MBS returned to each Fund at the end of the roll, while substantially similar, could be inferior to what was initially sold to the counterparty.

Mortgage-Related and Other Asset-Backed Securities

Each Fund may buy mortgage-related and other asset-backed securities. Typically, mortgage-related securities are interests in pools of residential or commercial mortgage loans or leases, including mortgage loans made by S&L institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations (see “Mortgage Pass-Through Securities”).

Like other fixed-income securities, when interest rates rise, the value of a mortgage-related security generally will decline. However, when interest rates are declining, the value of a mortgage-related security with prepayment features may not increase as much as other fixed-income securities. The value of these securities may be significantly affected by changes in interest rates, the market’s perception of issuers and the creditworthiness of the parties involved. The ability of each Fund to successfully utilize these instruments may depend in part upon the ability of each Sub-Adviser to forecast interest rates and other economic factors correctly. Some securities may have a structure that makes their reaction to interest rate changes and other factors difficult to predict, making their value highly volatile. These securities may also be subject to prepayment risk and, if the security has been purchased at a premium, the amount of the premium would be lost in the event of prepayment.

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Each Fund, to the extent permitted in the Prospectus, or otherwise limited herein, may also invest in debt securities that are secured with collateral consisting of mortgage-related securities (see “Collateralized Mortgage Obligations”), and in other types of mortgage-related securities. While principal and interest payments on some mortgage-related securities may be guaranteed by the U.S. government, government agencies or other guarantors, the market value of such securities is not guaranteed.

Generally, each Fund may invest in mortgage-related (or other asset-backed) securities either (1) issued by U.S. government-sponsored corporations such as GNMA, the Federal Home Loan Mortgage Corporation (“FHLMC”), and FNMA, or (2) privately issued securities rated Baa3 or better by Moody’s or BBB- or better by S&P or, if not rated, of comparable investment quality as determined by the Adviser or Sub-Adviser. In addition, if any mortgage-related (or other asset-backed) security is determined to be illiquid, each Fund will limit its investments in these and other illiquid instruments subject to each Fund’s limitation on investments in illiquid securities.

During past market disruptions, rating agencies have placed on credit watch or downgraded the ratings previously assigned to a large number of mortgage-related securities (which may include certain of the mortgage-related securities in which each Fund may invest) and may do so in the future. If a mortgage-related security in which each Fund is invested is placed on credit watch or downgraded, the value of the security may decline, and each Fund may experience losses.

Further, such disruptions in the residential mortgage-related securities market (and in particular, the “sub-prime” residential mortgage market), the broader mortgage-related securities market and the asset-backed securities market have in the past resulted in downward price pressures and increasing foreclosures and defaults in residential and commercial real estate. Concerns over inflation, energy costs, geopolitical issues, the availability and cost of credit, the mortgage market and a declining real estate market have in the past contributed to increased volatility and diminished expectations for the economy and markets, and contributed to dramatic declines in the housing market, with falling home prices and increasing foreclosures and unemployment, and significant asset write-downs by financial institutions. Additionally, a lack of credit liquidity and decreases in the value of real property may prevent borrowers from refinancing their mortgages, which may increase the likelihood of default on their mortgage loans.

Poor economic conditions may reduce the cash flow that each Fund receives from such securities and increase the incidence and severity of credit events and losses in respect of such securities. In the event that interest rate spreads for mortgage-related securities widen following the purchase of such assets by each Fund, the market value of such securities is likely to decline and, in the case of a substantial spread widening, could decline by a substantial amount. Furthermore, adverse changes in market conditions could result in a severe liquidity crisis in the market for mortgage-backed securities (including the mortgage-related securities in which each Fund may invest) and increasing unwillingness by banks, financial institutions and investors to extend credit to servicers, originators and other participants in the mortgage-related securities market for these securities and other asset-backed securities. As a result, the liquidity and/or the market value of any mortgage-related securities that are owned by each Fund may experience declines after they are purchased by each Fund.

In addition, the U.S. government, including the Federal Reserve, the Treasury, and other governmental and regulatory bodies may take actions to address financial or health crises, including initiatives to limit large-scale losses associated with mortgage-related securities held on the books of certain U.S. financial institutions and to support the credit markets generally. The impact such actions could have on any of the mortgage-related securities that may be held by each Fund is unknown.

Mortgage Pass-Through Securities. Each Fund may invest in mortgage pass-through securities. Mortgage pass-through securities are interests in pools of mortgage-related securities. Unlike interests in other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with the payment of principal being made at maturity or specified call dates, these securities provide a monthly payment that consists of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on their residential mortgage

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loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs that may be incurred. Some mortgage-related securities (such as securities issued by GNMA) are described as “modified pass-through.” These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates, regardless of whether or not the mortgagor actually makes the payment. Some mortgage pass-through certificates may include securities backed by adjustable-rate mortgages that bear interest at a rate that will be adjusted periodically.

Early repayment of principal on mortgage pass-through securities (arising from prepayments of principal due to sale of the underlying property, refinancing, or foreclosure, net of fees and costs that may be incurred) may expose each Fund to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, in the event of prepayment, the value of the premium would be lost. Reinvestments of prepayments may occur at lower interest rates than the original investment, thus adversely affecting each Fund’s yield. Prepayments may cause the yield of a mortgage-backed security to differ from what was assumed when each Fund purchased the security. Prepayments at a slower rate than expected may lengthen the effective life of a mortgage-backed security. The value of securities with longer effective lives generally fluctuates more widely in response to changes in interest rates than the value of securities with shorter effective lives.

Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. government (in the case of securities guaranteed by GNMA); or guaranteed by agencies or instrumentalities of the U.S. government (in the case of securities guaranteed by FNMA or FHLMC), which are supported only by the discretionary authority of the U.S. government to purchase the agency’s obligations. Mortgage pass-through securities created by nongovernmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers, and other secondary market issuers) may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities, private insurers, or the mortgage poolers.

Historically, FNMA and FHLMC were government-sponsored corporations owned entirely by private stockholders. However, in September 2008, in response to concerns regarding the safety and soundness of FNMA and FHLMC, the U.S. Treasury announced that FNMA and FHLMC had been placed in conservatorship by the Federal Housing Finance Agency (“FHFA”), a newly created independent regulator. While FNMA and FHLMC continue to be owned entirely by private shareholders, under the conservatorship, the FHFA has taken over powers formerly held by each entity’s shareholders, directors, and officers. In addition to placing the companies in conservatorship, the U.S. Treasury announced additional steps that it intended to take with respect to FNMA and FHLMC in order to support the conservatorship, although some steps have since ended. No assurance can be given that these initiatives will be successful in preserving the safety and soundness of FNMA and FHLMC or ensuring their continued viability.

GNMA Certificates. The principal governmental guarantor of mortgage-related securities is GNMA. GNMA is a wholly owned U.S. government corporation within the U.S. Department of Housing and Urban Development (“HUD”). GNMA is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as S&Ls, commercial banks and mortgage bankers) and backed by pools of FHA-insured or Veterans Administration-guaranteed mortgages. In order to meet its obligations under such guarantee, GNMA is authorized to borrow from the U.S. Treasury with no limitations as to amount. GNMA certificates differ from typical bonds because principal is repaid monthly over the term of the loan rather than returned in a lump sum at maturity. Although GNMA guarantees timely payment even if homeowners delay or default, tracking the pass-through” payments may, at times, be difficult. Expected payments may be delayed due to the delays in registering the newly traded paper securities. The custodian’s policies for crediting missed payments while errant receipts are tracked down may vary.

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Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. government) include FNMA and FHLMC. FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by HUD and acts as a government instrumentality under authority granted by Congress. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers that includes state and federally chartered S&Ls, mutual savings banks, commercial banks, credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. government. FNMA is authorized to borrow from the U.S. Treasury to meet its obligations.

FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and is now owned entirely by private stockholders. FHLMC issues Participation Certificates (“PCs”) that represent interests in conventional mortgages from FHLMC’s national portfolio. FHLMC guarantees the timely payment of interest and collection of principal, but PCs are not backed by the full faith and credit of the U.S. government.

If either fixed or variable rate pass-through securities issued by the U.S. government or its agencies or instrumentalities are developed in the future, each Fund reserves the right to invest in them.

Although the mortgage loans in the pool underlying a GNMA certificate will have maturities of up to 30 years, the actual average life of a GNMA certificate typically will be substantially less because the mortgages will be subject to normal principal amortization and may be prepaid prior to maturity.

Private Mortgage Pass-Through Securities. Commercial banks, S&Ls, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets each Fund’s investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Each Fund may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the originator/servicers and poolers, each Sub-Adviser determines that the securities meet each Fund’s quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable. Each Fund may purchase mortgage-related securities or any other assets that, in the opinion of each Sub-Adviser, are illiquid, subject to each Fund’s limitation on investments in illiquid securities.

Collateralized Mortgage Obligations (“CMOs”). A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security. Similar to a bond, interest and prepaid principal is paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC or FNMA, and their income streams. CMOs may offer a higher yield than U.S. government securities, but they may also be subject to greater price fluctuation and credit risk. In addition, CMOs typically will be issued in a variety of classes or series, which have different maturities and are retired in sequence. Privately issued CMOs are not government securities, nor are they supported in any way by any governmental agency or instrumentality. In the event of a default by an issuer of a CMO, there is no assurance that the collateral securing such CMO will be sufficient to pay principal

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and interest. It is possible that there will be limited opportunities for trading CMOs in the OTC market, the depth and liquidity of which will vary from time to time.

CMOs are typically structured into multiple classes or series, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.

For example, if it is probable that the issuer of an instrument will take advantage of a maturity-shortening device, such as a call, refunding, or redemption provision, the date on which the instrument will probably be called, refunded, or redeemed may be considered to be its maturity date. Also, the maturities of mortgage securities, including collateralized mortgage obligations, and some asset-backed securities are determined on a weighted average life basis, which is the average time for principal to be repaid. For a mortgage security, this average time is calculated by estimating the timing of principal payments, including unscheduled prepayments, during the life of the mortgage. The weighted average life of these securities is likely to be substantially shorter than their stated final maturity.

An obligation’s maturity is typically determined on a stated final maturity basis, although there are some exceptions to this rule. Dollar-weighted average maturity is derived by multiplying the value of each investment by the time remaining to its maturity, adding these calculations, and then dividing the total by the value of each Fund’s portfolio holdings. In a typical CMO transaction, a corporation (“issuer”) issues multiple series (e.g., A, B, C, Z) of CMO bonds (“Bonds”). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates (“Collateral”). The Collateral is pledged to a third-party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B, and C Bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bonds currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begins to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or S&Ls) to borrow against their loan portfolios.

The primary risk of CMOs is the uncertainty of the timing of cash flows that results from the rate of prepayments on the underlying mortgages serving as collateral and from the structure of the particular CMO transaction (that is, the priority of the individual tranches). An increase or decrease in prepayment rates (resulting from a decrease or increase in mortgage interest rates) will affect the yield, average life, and price of CMOs. The prices of certain CMOs, depending on their structure and the rate of prepayments, can be volatile. Some CMOs may also not be as liquid as other securities.

FHLMC Collateralized Mortgage Obligations (“FHLMC CMOs”). FHLMC CMOs are debt obligations of FHLMC issued in multiple classes having different maturity dates that are secured by the pledge of a pool of conventional mortgage loans purchased by FHLMC. Unlike FHLMC PCs, payments of principal and interest on the FHLMC CMOs are made semiannually, as opposed to monthly. The amount of principal payable on each semiannual payment date is determined in accordance with FHLMC’s mandatory sinking fund schedule, which, in turn, is equal to approximately 100% of FHA prepayment experience applied to the mortgage collateral pool. All sinking fund payments in the CMOs are allocated to the retirement of the individual classes of bonds in the order of their stated maturities. Payment of principal on the mortgage loans in the collateral pool in excess of the amount of FHLMC’s minimum sinking fund obligation for any payment date are paid to the holders of the CMOs as additional sinking fund payments. Because of the “pass-through” nature of all principal payments received on the collateral pool in excess of FHLMC’s minimum sinking fund requirement, the rate at which

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principal of the CMOs is actually repaid is likely to be such that each class of bonds will be retired in advance of its scheduled maturity date.

If collection of principal (including prepayments) on the mortgage loans during any semi-annual payment period is not sufficient to meet FHLMC’s minimum sinking fund obligation on the next sinking fund payment date, FHLMC agrees to make up the deficiency from its general funds.

Criteria for the mortgage loans in the pool backing the CMOs are identical to those of FHLMC PCs. FHLMC has the right to substitute collateral in the event of delinquencies and/or defaults.

Other Mortgage-Related Securities. Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including CMO residuals or stripped mortgage-backed securities, and may be structured in classes with rights to receive varying proportions of principal and interest. Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. government or by private originators of, or investors in, mortgage loans, including S&Ls, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

Each Sub-Adviser expects that governmental, government-related or private entities may create mortgage loan pools and other mortgage-related securities offering mortgage pass-through and mortgage-collateralized investments in addition to those described above. The mortgages underlying these securities may include alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may differ from customary long-term fixed rate mortgages. As new types of mortgage-related securities are developed and offered to investors, each Sub-Adviser will, consistent with each Fund’s investment objectives, policies and quality standards, consider making investments in such new types of mortgage-related securities.

CMO Residuals. CMO residuals are derivative mortgage securities issued by agencies or instrumentalities of the U.S. government or by private originators of, or investors in, mortgage loans, including S&Ls, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the prepayment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets, in the same manner as an interest-only class of stripped mortgage-backed securities. See “Stripped Mortgage-Backed Securities.” In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances, a portfolio may fail to recoup fully its initial investment in a CMO residual.

CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. The CMO residual market has only very recently developed and CMO residuals currently may not have the liquidity of other more established securities trading in other markets. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. In addition, CMO residuals may or, pursuant to an exemption therefrom, may not have been registered under the 1933 Act. CMO residuals, whether or not

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registered under the 1933 Act, may be subject to certain restrictions on transferability, and may be deemed “illiquid” and subject to each Fund’s limitations on investment in illiquid securities.

Under certain circumstances, each Fund’s investment in residual interests in “real estate mortgage investment conduits” (“REMICs”) may cause shareholders of each Fund to be deemed to have taxable income in addition to their Fund’s dividends and distributions, and such income may not be eligible to be reduced for tax purposes by certain deductible amounts, including net operating loss deductions. In addition, in some cases, each Fund may be required to pay taxes on certain amounts deemed to be earned from a REMIC residual interest. Prospective investors may wish to consult their tax advisors regarding REMIC residual investments by each Fund.

CMOs and REMICs may offer a higher yield than U.S. government securities, but they may also be subject to greater price fluctuation and credit risk. In addition, CMOs and REMICs typically will be issued in a variety of classes or series, which have different maturities and are retired in sequence. Privately issued CMOs and REMICs are not government securities, nor are they supported in any way by any governmental agency or instrumentality. In the event of a default by an issuer of a CMO or a REMIC, there is no assurance that the collateral securing such CMO or REMIC will be sufficient to pay principal and interest. It is possible that there will be limited opportunities for trading CMOs and REMICs in the OTC market, the depth and liquidity of which will vary from time to time. Holders of “residual” interests in REMICs (including each Fund) could be required to recognize potential phantom income, as could shareholders (including unrelated business taxable income for tax-exempt shareholders). Each Fund will consider this rule in determining whether to invest in residual interests.

Stripped Mortgage-Backed Securities (“SMBS”). SMBS are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including S&Ls, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on each Fund’s yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, each Fund may fail to fully recoup its initial investment in these securities even if the security is in one of the highest rating categories.

Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet developed and, accordingly, these securities may be deemed “illiquid” and subject to each Fund’s limitations on investment in illiquid securities.

Risks Associated with Mortgage-Backed Securities. As in the case with other fixed-income securities, when interest rates rise, the value of a mortgage-backed security generally will decline; however, when interest rates are declining, the value of mortgage-backed securities with prepayment features may not increase as much as other fixed-income securities. The value of some mortgage-backed securities in which each Fund may invest may be particularly sensitive to changes in prevailing interest rates, and, like the other investments of each Fund, the ability of each Fund to successfully utilize these instruments may depend in part upon the ability of each Sub-Adviser to forecast interest rates and other economic factors correctly. If each Sub-Adviser incorrectly forecasts such factors and has taken a position in mortgage-backed securities that is or becomes contrary to prevailing market trends, each Fund could be exposed to the risk of a loss.

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Investment in mortgage-backed securities poses several risks, including prepayment, extension market, and credit risk. Prepayment risk reflects the chance that borrowers may prepay their mortgages faster than expected, thereby affecting the investment’s average life and perhaps its yield. Whether or not a mortgage loan is prepaid is almost entirely controlled by the borrower. Borrowers are most likely to exercise their prepayment options at a time when it is least advantageous to investors, generally prepaying mortgages as interest rates fall, and slowing payments as interest rates rise. Conversely, when interest rates are rising, the rate of prepayment tends to decrease, thereby lengthening the average life of the mortgage-backed security. Besides the effect of prevailing interest rates, the rate of prepayment and refinancing of mortgages may also be affected by changes in home values, ease of the refinancing process and local economic conditions.

Market risk reflects the chance that the price of the security may fluctuate over time. The price of mortgage-backed securities may be particularly sensitive to prevailing interest rates, the length of time the security is expected to be outstanding, and the liquidity of the issue. In a period of unstable interest rates, there may be decreased demand for certain types of mortgage-backed securities, and each Fund may find it difficult to find a buyer, which may in turn decrease the price at which the securities may be sold.

Credit risk reflects the chance that each Fund may not receive all or part of its principal because the issuer or credit enhancer has defaulted on its obligations. Obligations issued by U.S. government-related entities are guaranteed as to the payment of principal and interest, but are not backed by the full faith and credit of the U.S. government. The performance of private label mortgage-backed securities issued by private institutions is based on the financial health of those institutions.

To the extent that mortgages underlying a mortgage-related security are so-called “subprime mortgages” (i.e., mortgages granted to borrowers whose credit history is not sufficient to obtain a conventional mortgage), the risk of default is higher. Subprime mortgages also have higher serious delinquency rates than prime loans.

Other Asset-Backed Securities. Each Sub-Adviser expects that other asset-backed securities (unrelated to mortgage loans) will be offered to investors in the future. Several types of asset-backed securities have already been offered to investors, including credit card receivables and Certificates for Automobile Receivables(SM) (“CARs”). CARs represent undivided fractional interests in a trust whose assets consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing the contracts. Payments of principal and interest on CARs are passed-through monthly to certificate holders, and are guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the trust.

An investor’s return on CARs may be affected by early prepayment of principal on the underlying vehicle sales contracts. If the letter of credit is exhausted, the trust may be prevented from realizing the full amount due on a sales contract because of state law requirements and restrictions relating to foreclosure sales of vehicles and the obtaining of deficiency judgments following such sales or because of depreciation, damage or loss of a vehicle, the application of federal and state bankruptcy and insolvency laws, or other factors. As a result, certificate holders may experience delays in payments or losses if the letter of credit is exhausted.

If consistent with each Fund’s investment objective and policies, each Fund also may invest in other types of asset-backed securities. Certain asset-backed securities may present the same types of risks that may be associated with mortgage-backed securities.

Private Investments in Public Equity

The Funds may purchase equity securities in a private placement that are issued by issuers who have outstanding, publicly-traded equity securities of the same class (“private investments in public equity” or “PIPES”). Shares in PIPES generally are not registered with the SEC until after a certain time period from the date the private sale is completed. This restricted period can last many months. Until the public registration process is completed, PIPES are restricted as to resale and each Fund

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cannot freely trade the securities. Generally, such restrictions cause the PIPES to be illiquid during this time. PIPES may contain provisions that the issuer will pay specified financial penalties to the holder if the issuer does not publicly register the restricted equity securities within a specified period of time, but there is no assurance that the restricted equity securities will be publicly registered, or that the registration will remain in effect.

Pay-In-Kind Bonds (CenterSquare Fund only)

The CenterSquare Fund may invest in pay-in-kind bonds. These bonds pay “interest” through the issuance of additional bonds, thereby adding debt to the issuer’s balance sheet. The market prices of these securities are likely to respond to changes in interest rates to a greater degree than the prices of securities paying interest currently. Pay-in-kind bonds carry additional risk in that, unlike bonds that pay interest throughout the period to maturity, the CenterSquare Fund will realize no cash until the cash payment date and the CenterSquare Fund may obtain no return at all on its investment if the issuer defaults. The holder of a pay-in-kind bond must accrue income with respect to these securities prior to the receipt of cash payments thereon. The CenterSquare Fund may have to sell other investments to obtain cash needed to make income distributions, which may reduce the CenterSquare Fund’s assets, increase its expense ratio and decrease its rate of return.

Real Estate Investment Trusts (“REITs”)

The Funds may invest in REITs. REITs are pooled investment vehicles that invest primarily in either real estate or real estate related loans. A REIT is not taxed on income distributed to its shareholders or unitholders if it complies with a regulatory requirement to distribute at least 90% of its taxable income for each taxable year. Generally, REITs can be classified as equity REITs, mortgage REITs or hybrid REITs. Equity REITs invest a majority of their assets directly in real property and derive their income primarily from rents and capital gains from appreciation realized through property sales. Equity REITs are further categorized according to the types of real estate securities they own, e.g., apartment properties, retail shopping centers, office and industrial properties, hotels, health-care facilities, manufactured housing and mixed-property types. Mortgage REITs invest a majority of their assets in real estate mortgages and derive their income primarily from income payments. Hybrid REITs combine the characteristics of both equity and mortgage REITs.

The Funds will not invest in real estate directly, but only in securities issued by real estate companies. However, to the extent that each Fund invests in REITs, each Fund is also subject to the risks associated with the direct ownership of real estate, including but not limited to: declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increased competition; increases in property taxes and operating expenses; changes in zoning laws; losses due to costs resulting from the clean-up of environmental problems; liability to third parties for damages resulting from environmental problems; casualty or condemnation losses; limitations on rents; changes in neighborhood values and the appeal of properties to tenants; and changes in interest rates. Thus, the value of each Fund’s shares may change at different rates compared to the value of shares of a mutual fund with investments in a mix of different industries.

REITs are dependent upon management skills and generally may not be diversified. REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. In addition, REITs could possibly fail to qualify for tax-free pass-through of income under the Code, or to maintain their exemptions from registration under the 1940 Act. The above factors may also adversely affect a borrower’s or a lessee’s ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments. In addition, even the larger REITs in the industry tend to be small to medium-sized companies in relation to the equity markets as a whole. Accordingly, REIT shares can be more volatile than — and at times will perform differently from — larger capitalization stocks such as those found in the Dow Jones Industrial Average.

Some REITs may have limited diversification and may be subject to risks inherent to investments in a limited number of properties, in a narrow geographic area, or in a single property type. Equity REITs may be affected by changes in underlying

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property values. Mortgage REITs may be affected by the quality of the credit extended. REITs also involve risks such as refinancing, interest rate fluctuations, changes in property values, general or specific economic risk on the real estate industry, dependency on management skills, and other risks similar to small company investing. Although each Fund is not allowed to invest in real estate directly, it may acquire real estate as a result of a default on the REIT securities it owns. The Funds, therefore, may be subject to certain risks associated with the direct ownership of real estate, including difficulties in valuing and trading real estate, declines in the value of real estate, risks related to general and local economic conditions, adverse changes in the climate for real estate, environmental liability risks, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, limitation on rents, changes in neighborhood values, the appeal of properties to tenants and increases in interest rates.

In addition, because smaller-capitalization stocks are typically less liquid than larger capitalization stocks, REIT shares may sometimes experience greater share-price fluctuations than the stocks of larger companies.

In general, qualified REIT dividends that an investor receives directly from a REIT are automatically eligible for the 20% qualified business income deduction. The IRS has issued final Treasury Regulations that permit a dividend or part of a dividend paid by a RIC and reported as a “section 199A dividend” to be treated by the recipient as a qualified REIT dividend for purposes of the 20% qualified business income deduction, if certain holding period and other requirements have been satisfied by the recipient with respect to its Fund shares. The final Treasury Regulations do not extend such conduit treatment to qualified publicly traded partnership income, as defined under Section 199A of the Code, earned by a RIC. Therefore, non-corporate shareholders may not include any qualified publicly traded partnership income earned through each Fund in their qualified business income deduction. The IRS and Treasury Department are continuing to evaluate whether it is appropriate to provide such conduit treatment.

Regulatory Matters

Each of the exchanges and other trading facilitates on which options are traded has established limitations on the maximum number of put or call options on a given underlying security that may be written by a single investor or group of investors acting in concert, regardless of whether the options are written on different exchanges or through one or more brokers. These position limits may restrict the number of listed options which each Fund may write. Option positions of all investment companies advised by each Sub-Adviser are combined for purposes of these limits. An exchange may order the liquidation of positions found to be in excess of these limits and may impose certain other sanctions or restrictions.

Repurchase Agreements

The Funds may enter into domestic or foreign repurchase agreements with certain sellers pursuant to guidelines adopted by the Board.

A repurchase agreement, which provides a means for each Fund to earn income on uninvested cash for periods as short as overnight, is an arrangement under which the purchaser (i.e., each Fund) purchases a security, usually in the form of a debt obligation (the “Obligation”) and the seller agrees, at the time of sale, to repurchase the Obligation at a specified time and price. Repurchase agreements with foreign banks may be available with respect to government securities of the particular foreign jurisdiction. The custody of the Obligation will be maintained by a custodian appointed by each Fund. Each Fund attempts to assure that the value of the purchased securities, including any accrued interest, will at all times exceed the value of the repurchase agreement. The repurchase price may be higher than the purchase price, the difference being income to each Fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to each Fund together with the repurchase price upon repurchase. In either case, the income to each Fund is unrelated to the interest rate on the Obligation subject to the repurchase agreement.

Each Fund will limit its investment in repurchase agreements maturing in more than seven days subject to each Fund’s limitation on investments in illiquid securities.

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In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the Obligation before repurchase of the Obligation under a repurchase agreement, each Fund may encounter delays and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the Obligation. If the court characterizes the transaction as a loan and each Fund has not perfected a security interest in the Obligation, each Fund may be required to return the Obligation to the seller’s estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, each Fund would be at risk of losing some or all of the principal and income involved in the transaction. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security. In the event of the bankruptcy of the seller or the failure of the seller to repurchase the securities as agreed, each Fund could suffer losses, including loss of interest on or principal of the security and costs associated with delay and enforcement of the repurchase agreement. In addition, if the market value of the Obligation subject to the repurchase agreement becomes less than the repurchase price (including accrued interest), each Fund will direct the seller of the Obligation to deliver additional securities so that the market value of all securities subject to the repurchase agreement equals or exceeds the repurchase price.

The Board has delegated to the Adviser and Sub-Adviser the authority and responsibility to monitor and evaluate each Fund’s use of repurchase agreements, which includes: (i) the identification of sellers whom they believe to be creditworthy; (ii) the authority to enter into repurchase agreements with such sellers; and (iii) the responsibility to determine, at the time the repurchase agreement is entered into, that the collateral, other than cash or government securities are issued by an issuer that has an “exceptionally strong capacity” to meet its financial obligations on the securities collateralizing the repurchase agreement, and are sufficiently liquid that they can be sold by each Fund at approximately their carrying value in the ordinary course of business within seven calendar days. As with any unsecured debt instrument purchased for each Fund, the Adviser and Sub-Adviser seek to minimize the risk of loss from repurchase agreements by analyzing, among other things, sufficiency of the collateral.

For purposes of the 1940 Act, a repurchase agreement has been deemed to be a loan from each Fund to the seller of the Obligation. It is not clear whether a court would consider the Obligation purchased by each Fund subject to a repurchase agreement as being owned by each Fund or as being collateral for a loan by each Fund to the seller.

See “Cash Equivalents” for more information.

Restricted Securities – Rule 144A Securities and Section 4(a)(2) Commercial Paper

Restricted securities have no ready market and are subject to legal restrictions on their sale (other than those eligible for resale pursuant to Rule 144A under Section 4(a)(2) of the 1933 Act determined to be liquid pursuant to guidelines adopted by the Board). Difficulty in selling securities may result in a loss or be costly to each Fund. Restricted securities generally can be sold only in privately negotiated transactions, pursuant to an exemption from registration under the 1933 Act, or in a registered public offering. Where registration is required, the holder of an unregistered security may be obligated to pay all or part of the registration expense, and a considerable period may elapse between the time a holder decides to seek registration and the time when the holder can sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the holder of a restricted security (e.g., each Fund) might obtain a less favorable price than prevailed when it decided to seek registration of the security.

The Funds may invest in Rule 144A securities and in 4(a)(2) commercial paper. Certain securities may only be sold subject to limitations imposed under federal securities laws. Among others, two categories of such securities are (1) restricted securities that may be sold only to certain types of purchasers pursuant to the limitations of Rule 144A under the 1933 Act (“Rule 144A securities”) and (2) commercial debt securities that are not sold in a public offering and therefore exempt from registration under Section 4(a)(2) of the 1933 Act (“4(a)(2) commercial paper”). The resale limitations on these types of securities may affect their liquidity. The Trustees have the ultimate responsibility for determining whether specific securities are liquid or illiquid.

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The Trustees have delegated the function of making day-to-day determinations of liquidity to the Adviser, pursuant to guidelines approved by the Trustees.

Reverse Repurchase Agreements

The Funds may enter into reverse repurchase agreements with banks or broker-dealers, which involve the sale of a security by each Fund and its agreement to repurchase the instrument at a specified time and price. Under a reverse repurchase agreement, each Fund continues to receive any principal and interest payments on the underlying security during the term of the agreement. These agreements involve the sale of debt securities, or Obligations, held by each Fund, with an agreement to repurchase the Obligations at an agreed upon price, date and interest payment. The proceeds will be used to purchase other debt securities either maturing, or under an agreement to resell, at a date simultaneous with or prior to the expiration of the reverse repurchase agreement. Reverse repurchase agreements will be utilized, when permitted by law, only when the interest income to be earned from the investment of the proceeds from the transaction is greater than the interest expense of the reverse repurchase transaction.

The use of reverse repurchase agreements by each Fund creates leverage that increases each Fund’s investment risk. If the income and gains on securities purchased with the proceeds of reverse repurchase agreements exceed the cost of the agreements, each Fund’s earnings or NAV will increase faster than otherwise would be the case; conversely, if the income and gains fail to exceed the costs, earnings or NAV would decline faster than otherwise would be the case.

If the buyer of the Obligation subject to the reverse repurchase agreement becomes bankrupt, realization upon the underlying securities may be delayed, and there is a risk of loss due to any decline in their value.

Securities Lending

Although there is no present intent to do so, each Fund may lend its portfolio securities to realize additional income. This lending is subject to the Funds’ policies and restrictions. Each Fund may lend its investment securities so long as (1) the loan is secured by collateral having a market value at all times not less than 102% (105% in the case of certain foreign securities) of the value of the securities loaned, (2) such collateral is marked to market on a daily basis, (3) the loan is subject to termination by the Funds at any time, and (4) the Funds receive reasonable interest on the loan. When cash is received as collateral, the Funds will invest the cash received in short-term instruments to earn additional income. The Funds will bear the risk of any loss on any such investment; however, the Funds’ securities lending agent has agreed to indemnify the Funds against loss on the investment of the cash collateral. The Funds may pay reasonable finders, administrative and custodial fees to persons that are unaffiliated with the Funds for services in connection with loans of portfolio securities. While voting rights may pass with the loaned portfolio securities, to the extent possible, the loan will be recalled on a reasonable efforts basis and the securities voted by the Funds.

Short Sales (Long Short Fund only)

In accordance with the restrictions set forth in the Prospectus and this SAI, the Long Short Fund may engage in any type of short sales, including short sales “against the box.”

In a short sale transaction, the Fund sells a security it does not own in anticipation of a decline in the market value of that security. To enter into a short sale, the Fund borrows the security and delivers it to a buyer. To close out the short sale, the Fund purchases the security borrowed at the market price and returns it to the party from which it originally borrowed the security. The price at the time the Long Short Fund closes out a short sale may be more or less than the price at which the Fund sold the security to enter into the short sale. Until the Fund replaces the security, the Fund is required to pay to the lender amounts equal to any dividend which accrues during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. There may also be other costs associated with short sales. The Fund will incur a loss as a result of the short sale if the price of the security increases between the date when each Fund enters into the sale and the date when the Fund closes out the short position. The Fund will realize a gain if

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the security declines in price between those dates. There is no guarantee that the Fund will be able to close out a short position at any particular time or at an acceptable price. During the time that each Fund is short a security, it is subject to the risk that the lender of the security will terminate the loan at a time when the Fund is unable to borrow the same security from another lender. If that occurs, the Fund may be “bought in” at the price required to purchase the security needed to close out the short position, which may be a disadvantageous price. Unlike a long position in a security, theoretically there is no limit to the amount the Fund could lose in a short sale transaction.

In a short sale “against the box,” the Fund enters into a short sale of a security that the Fund owns or has the right to obtain the security or one of like kind and amount at no additional cost. The effect of a short sale against the box is to “lock in” appreciation of a long position by hedging against a possible market decline in the value of the long position. The short sale against the box counterbalances the related long position such that gains in the long position will be offset by equivalent losses in the short position, and vice versa. In some cases, the proceeds of the short sale are retained by the broker pursuant to applicable margin rules. If a broker with which the Fund has open short sales were to become bankrupt, the Fund could experience losses or delays in recovering gains on short sales.

If the Fund effects a short sale of securities against the box at a time when it has an unrealized gain on the securities, it may be required to recognize that gain as if it had actually sold the securities (as a “constructive sale”) on the date it effects the short sale. However, such constructive sale treatment may not apply if the Fund closes out the short sale with securities other than the appreciated securities held at the time of the short sale and if certain other conditions are satisfied.

Stripped Securities

Stripped securities are the separate income or principal components of a debt security. The risks associated with stripped securities are similar to those of other debt securities, although stripped securities may be more volatile, and the value of certain types of stripped securities may move in the same direction as interest rates. U.S. Treasury securities that have been stripped by a Federal Reserve Bank are obligations issued by the U.S. Treasury.

Privately stripped government securities are created when a dealer deposits a U.S. Treasury security or other U.S. government security with a custodian for safekeeping. The custodian issues separate receipts for the coupon payments and the principal payment, which the dealer then sells.

A number of banks and brokerage firms have separated (“stripped”) the principal portions (“corpus”) from the coupon portions of the U.S. Treasury bonds and notes and sold them separately in the form of receipts or certificates representing undivided interests in these instruments (which instruments are generally held by a bank in a custodial or trust account). The investment and risk characteristics of “zero coupon” Treasury securities described below under “U.S. Government Securities” are shared by such receipts or certificates. The staff of the SEC has indicated that receipts or certificates representing stripped corpus interests in U.S. Treasury securities sold by banks and brokerage firms should not be deemed U.S. government securities but rather securities issued by the bank or brokerage firm involved.

Temporary Defensive Positions

In times of unusual or adverse market, economic or political conditions, for temporary defensive purposes, each Fund may invest outside the scope of its principal investment focus. Under such conditions, each Fund may not invest in accordance with its investment objective or investment strategies, including substantially reducing or eliminating its short positions, and, as a result, there is no assurance that each Fund will achieve its investment objective. Under such conditions, each Fund may invest without limit in cash and cash equivalents as described above. These include, but are not limited to: short-term obligations issued or guaranteed as to interest and principal by the U.S. government or any agency or instrumentality thereof (including repurchase agreements collateralized by such securities; see “Repurchase Agreements” and “Reverse Repurchase Agreements” for a description of the characteristics and risks of repurchase agreements and reverse repurchase agreements); obligations of banks CDs, bankers’ acceptances and time deposits) and obligations of other banks or S&Ls if such obligations

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are federally insured; commercial paper (as described in this SAI); investment grade corporate debt securities or money market instruments, for this purpose including U.S. government securities having remaining maturities of one year or less; and other debt instruments not specifically described above if such instruments are deemed by the Adviser or Sub-Adviser to be of comparable high quality and liquidity.

Also, a portion of each Fund’s assets may be maintained in money market instruments as described above in such amount as the Adviser or Sub-Adviser deem appropriate for cash reserves.

See “Cash Equivalents” for more information.

To-Be-Announced (“TBA”) Purchase Commitments

TBA purchase commitments are commitments to purchase mortgage-backed securities for a fixed price at a future date. At the time of purchase, the seller does not specify the particular mortgage-backed securities to be delivered. Instead, each Fund agrees to accept any mortgage-backed security that meets specified terms. Thus, each Fund and the seller would agree upon the issuer, interest rate and terms of the underlying mortgages, but the seller would not identify the specific underlying mortgages until shortly before it issues the mortgage-backed security.

Unsettled TBA purchase commitments are valued at the current market value of the underlying securities. Each Fund will set aside cash or other liquid assets in an amount equal to 100% of its commitment to purchase securities on a to-be-announced basis. These assets will be marked-to-market daily, and each Fund will increase the aggregate value of the assets, as necessary, to ensure that the assets are at least equal to 100% of the amount of each Fund’s commitments. On delivery for such transactions, each Fund will meet its obligations from maturities or sales of the segregated securities and/or from cash flow.

TBA purchase commitments may be considered securities in themselves, and purchasing a security on a to be announced basis can involve the risk that the market price at the time of delivery may be lower than the agreed-upon purchase price, in which case there could be an unrealized loss at the time of delivery. Default by or bankruptcy of the counterparty to a TBA transaction would expose each Fund to possible loss because of adverse market action and expenses or delays in connection with the purchase of the mortgage-backed securities specified in the TBA transaction. Mortgage-backed securities purchased on a to-be-announced basis increase interest rate risks to each Fund because the underlying mortgages may be less favorable than anticipated. No interest or dividends accrue to the purchaser prior to the settlement date.

U.S. Government Securities

The Funds may invest in direct obligations of the U.S. Treasury. These obligations include Treasury bills, notes and bonds, all of which have their principal and interest payments backed by the full faith and credit of the U.S. Government. Securities issued or guaranteed by the United States government or its agencies or instrumentalities include various U.S. Treasury securities, which differ only in their interest rates, maturities and times of issuance. U.S. Treasury bills have initial maturities of one year or less; U.S. Treasury notes have initial maturities of one to ten years; and U.S. Treasury bonds generally have initial maturities of greater than ten years. Some obligations issued or guaranteed by U.S. government agencies and instrumentalities, such as GNMA pass-through certificates, are supported by the full faith and credit of the U.S. government. Other securities, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury. Additionally, other securities, such as those issued by FNMA, are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality, while others, such as those issued by the Student Loan Marketing Association, are supported only by the credit of the agency or instrumentality. U.S. government securities also include government-guaranteed mortgage-backed securities.

While the U.S. government provides financial support to U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, and it is not so obligated by law. Because the U.S. government is not obligated by law to provide support to an instrumentality it sponsors, each Fund will invest in obligations issued by such an

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instrumentality only if each Sub-Adviser determines that the credit risk with respect to the instrumentality does not make its securities unsuitable for investment by each Fund.

U.S. government securities do not generally involve the credit risks associated with other types of interest bearing securities. As a result, the yields available from U.S. government securities are generally lower than the yields available from other interest bearing securities. Like other fixed-income securities, the values of U.S. government securities change as interest rates fluctuate. When interest rates decline, the values of U.S. government securities can be expected to increase, and when interest rates rise, the values of U.S. government securities can be expected to decrease.

See “Cash Equivalents” for more information.

Warrants

To the extent that each Fund invests in equity securities, each Fund may invest in warrants. The holder of a warrant has the right to purchase a given number of shares of a particular issuer at a specified price until expiration of the warrant. Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants do not necessarily move in tandem with the prices of the underlying securities, and are speculative investments. Warrants pay no dividends and confer no rights other than a purchase option. If a warrant is not exercised by the date of its expiration, each Fund will lose its entire investment in such warrant.

When-Issued Securities

The Funds may from time to time purchase securities on a “when-issued” basis. When purchasing a security on a when-issued basis, each Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. Debt securities, including municipal securities, are often issued in this manner. The price of such securities, which may be expressed in yield terms, is fixed at the time a commitment to purchase is made, but delivery of and payment for the when-issued securities take place at a later date. Normally, the settlement date occurs within one month of the purchase (60 days for municipal bonds and notes). During the period between purchase and settlement, no payment is made by each Fund, and no interest accrues to each Fund. To the extent that assets of each Fund are held in cash pending the settlement of a purchase of securities, each Fund would earn no income; however, it is each Fund’s intention that each Fund will be fully invested to the extent practicable and subject to the policies stated herein and in the Prospectus. Although when-issued securities may be sold prior to the settlement date, each Fund intends to purchase such securities with the purpose of actually acquiring them unless a sale appears desirable for investment reasons.

When-issued transactions are entered into in order to secure what is considered to be an advantageous price and yield to each Fund and not for purposes of leveraging each Fund’s assets. However, each Fund will not accrue any income on these securities prior to delivery. The value of when-issued securities may vary prior to and after delivery depending on market conditions and changes in interest rate levels. There is a risk that a party with whom each Fund has entered into such transactions will not perform its commitment, which could result in a gain or loss to each Fund.

Each Fund does not believe that each Fund’s NAV per share or income will be exposed to additional risk by the purchase of securities on a when-issued basis. At the time each Fund makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the amount due and the value of the security in determining each Fund’s NAV per share. The market value of the when-issued security may be more or less than the purchase price payable at the settlement date. Liquid assets are maintained to cover “senior securities transactions” which may include, but are not limited to, each Fund’s commitments to purchase securities on a when-issued basis. The value of each Fund’s “senior securities” holdings are marked-to-market daily to ensure proper coverage. Such securities either will mature or, if necessary, be sold on or before the settlement date.

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Zero-Coupon Bonds

The Funds may purchase zero coupon bonds, which are debt obligations issued without any requirement for the periodic payment of interest. Zero coupon bonds are issued at a significant discount from their face value. The discount approximates the total amount of interest the bonds would accrue and compound over the period until maturity at a rate of interest reflecting the market rate at the time of issuance. Because interest on zero coupon obligations is not paid to each Fund on a current basis but is, in effect, compounded, the value of the securities of this type is subject to greater fluctuations in response to changing interest rates than the value of debt obligations that distribute income regularly. Zero coupon bonds tend to be subject to greater market risk than interest paying securities of similar maturities. The discount represents income, a portion of which each Fund must accrue and distribute every year even though each Fund receives no payment on the investment in that year. Zero coupon bonds tend to be more volatile than conventional debt securities.

Investment Restrictions

Fundamental Investment Restrictions

The Trust (on behalf of the Funds) has adopted the following restrictions as fundamental policies, which may not be changed without the affirmative vote of the holders of a “majority of the outstanding voting securities” of each Fund, as defined under the 1940 Act. Under the 1940 Act, the vote of the holders of a “majority of the outstanding voting securities” means the vote of the holders of the lesser of (i) 67% of the shares of each Fund represented at a meeting at which the holders of more than 50% of its outstanding shares are represented; or (ii) more than 50% of the outstanding shares of each Fund.

The Long Short Fund may not:

1.	Issue senior securities, borrow money or pledge its assets, except that (i) the Fund may borrow from banks in amounts not exceeding one-third of its total assets (including the amount borrowed), and (ii) this restriction will not prohibit the Fund from engaging in options transactions or short sales in accordance with its objectives and strategies;

2.	Act as underwriter (except to the extent the Fund may be deemed to be an underwriter in connection with the sale of securities in its investment portfolio);

3.	Invest 25% or more of its net assets, calculated at the time of purchase and taken at market value, in securities of issuers in any one industry or group of industries (other than (i) securities issued or guaranteed as to principal and/or interest by the U.S. Government, its agencies or instrumentalities; or (ii) repurchase agreements collateralized by the instruments described in clause (i).

4.	Purchase or sell real estate unless acquired as a result of ownership of securities (although the Fund may purchase and sell securities that are secured by real estate and securities of companies that invest or deal in real estate);

5.	Purchase or sell commodities, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from engaging in transactions involving currencies and futures contracts and options thereon or investing in securities or other instruments that are secured by commodities;

6.	Make loans of money (except for the lending of its portfolio securities, purchases of debt securities consistent with the investment policies of the Fund and repurchase agreements); or

7.	With respect to 75% of its total assets, invest more than 5% of its total assets in securities of a single issuer or hold more than 10% of the voting securities of such issuer (with the exception that these restrictions do not apply to the Fund’s investments in the securities of the U.S. Government, its agencies or instrumentalities or other investment companies).

The CenterSquare Fund, Foresight Fund, and Greenspring Fund:

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1.	May issue senior securities to the extent permitted by the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretations of, or any exemptive order or other relief issued by the SEC or any successor organization or their staff under, such Act, rules or regulations.

2.	May borrow money to the extent permitted by the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretations of, or any exemptive order or other relief issued by the SEC or any successor organization or their staff under, such Act, rules or regulations.

3.	May lend money to the extent permitted by the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretations of, or any exemptive order or other relief issued by the SEC or any successor organization or their staff under, such Act, rules or regulations.

4.	May underwrite securities to the extent permitted by the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretations of, or any exemptive order or other relief issued by the SEC or any successor organization or their staff under, such Act, rules or regulations.

5.	May purchase and sell commodities to the extent permitted by the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretations of, or any exemptive order or other relief issued by the SEC or any successor organization or their staff under, such Act, rules or regulations.

6.	May purchase and sell real estate to the extent permitted by the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretations of, or any exemptive order or other relief issued by the SEC or any successor organization or their staff under, such Act, rules or regulations.

7.	(CenterSquare Fund only) Will concentrate investments in a particular industry or group of industries, as concentration is defined or interpreted under the Investment Company Act of 1940, and the rules and regulations thereunder, as such statute, rules or regulations may be amended from time to time, and under regulatory guidance or interpretations of such Act, rules or regulations. The Fund will concentrate investments in stocks of companies principally engaged in the real estate industry, including Real Estate Investment Trusts.

8.	(Foresight Fund only) Will not invest 25% or more of the market value of its total assets in the securities of companies engaged in any one industry, except that the Fund will invest over 25% of its net assets in the securities issued by companies operating in the infrastructure industry. (Does not apply to investments in the securities of other investment companies or securities of the U.S. government, its agencies or instrumentalities.)

9.	(Greenspring Fund only) May with respect to 75% of its total assets, invest no more than 5% of its total assets in securities of a single issuer or hold no more than 10% of the voting securities of such issuer.

10.	(Greenspring Fund only) May not purchase any securities which would cause more than 25% of its total assets at the time of such purchase to be concentrated in the securities of issuers engaged in any one industry.

The Tran Fund may:

1.	Issue senior securities or borrow money, except as permitted under the 1940 Act and the rules and regulations thereunder, and then not in excess of 33-1/3% of the Fund’s total assets (including the amount of the senior securities issued but reduced by any liabilities not constituting senior securities) at the time of the issuance or borrowing, except that the Fund may borrow up to an additional 5% of its total assets (not including the amount borrowed) for temporary purposes such as clearance of portfolio transactions and share redemptions. For purposes of these restrictions, the purchase or sale of
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securities on a when-issued, delayed delivery or forward commitment basis, the purchase and sale of options and futures contracts and collateral arrangements with respect thereto are not deemed to be the issuance of a senior security, a borrowing or a pledge of assets.;

2.	Invest 25% or more of the value of the Fund’s assets in securities of issuers in any one industry. This restriction does not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities or to securities issued by other investment companies.;

3.	Underwrite any issue of securities, except to the extent that the Fund may be considered to be acting as underwriter in connection with the disposition of any portfolio security;

4.	Purchase or sell real estate or interests therein, although the Fund may purchase securities of issuers which engage in real estate operations and securities secured by real estate or interests therein, including real estate investment trusts;

5.	Purchase or sell physical commodities, unless acquired as a result of owning securities or other instruments;

6.	Make loans, except loans of portfolio securities or through repurchase agreements, provided that for purposes of this restriction, the acquisition of bonds, debentures, other debt securities or instruments, or participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers’ acceptances or similar instruments will not be considered the making of a loan;

7.	Engage in short sales of securities or maintain a short position; or

8.	Purchase securities on margin except for the use of short-term credit necessary for the clearance of purchases and sales of portfolio securities.

With respect to the fundamental policy relating to issuing senior securities set forth above, “senior securities” are defined as fund obligations that have a priority over the fund’s shares with respect to the payment of dividends or the distribution of fund assets. The 1940 Act prohibits a fund from issuing senior securities, except that the fund may borrow money in amounts of up to one-third of the fund’s total assets from banks for any purpose. A fund also may borrow up to 5% of the fund’s total assets from banks or other lenders for temporary purposes, and these borrowings are not considered senior securities. The issuance of senior securities by a fund can increase the speculative character of the fund’s outstanding shares through leveraging. Leveraging of a Fund’s portfolio through the issuance of senior securities magnifies the potential for gain or loss on monies, because even though the Fund’s net assets remain the same, the total risk to investors is increased to the extent of the Fund’s gross assets.

With respect to the fundamental policy relating to borrowing money set forth above, the 1940 Act permits a fund to borrow money in amounts of up to one-third of the fund’s total assets from banks for any purpose, and to borrow up to 5% of the fund’s total assets from banks or other lenders for temporary purposes. (A fund’s total assets include the amounts being borrowed.) To limit the risks attendant to borrowing, the 1940 Act requires a fund to maintain an “asset coverage” of at least 300% of the amount of its borrowings, provided that in the event that the fund’s asset coverage falls below 300%, the fund is required to reduce the amount of its borrowings so that it meets the 300% asset coverage threshold within three days (not including Sundays and holidays). Asset coverage means the ratio that the value of a fund’s total assets (including amounts borrowed), minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Certain trading practices and investments, such as reverse repurchase agreements, may be considered to be borrowings, and thus subject to the 1940 Act restrictions. Borrowing money to increase portfolio holdings is known as “leveraging.” Borrowing, especially when used for leverage, may cause the value of a Fund’s shares to be more volatile than if the Fund did not borrow. This is because borrowing tends to magnify the effect of any increase or decrease in the value of the Fund’s portfolio holdings. Borrowed money thus creates an opportunity for greater gains, but also greater losses. To repay borrowings, the Funds may have to sell securities at a time and at a price that is unfavorable to the Funds. There also are costs associated with borrowing money, and these costs would offset and could eliminate the Fund’s net investment income in any given period. Currently, the Funds do

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not have any intention of borrowing money for leverage. The policy above will be interpreted to permit the Funds to engage in trading practices and investments that may be considered to be borrowing to the extent permitted by the 1940 Act. Short-term credits necessary for the settlement of securities transactions and arrangements with respect to securities lending will not be considered to be borrowings under the policy. Practices and investments that may involve leverage but are not considered to be borrowings are not subject to the policy.

With respect to the fundamental policy relating to lending set forth above, the 1940 Act does not prohibit a fund from making loans; however, SEC staff interpretations currently prohibit funds from lending more than one-third of their total assets, except through the purchase of debt obligations or the use of repurchase agreements. (A repurchase agreement is an agreement to purchase a security, coupled with an agreement to sell that security back to the original seller on an agreed-upon date at a price that reflects current interest rates. The SEC frequently treats repurchase agreements as loans.) While lending securities may be a source of income to a Fund, as with other extensions of credit, there are risks of delay in recovery or even loss of rights in the underlying securities should the borrower fail financially. However, loans would be made only when a Fund’s Sub-Adviser believes the income justifies the attendant risks. The Funds also will be permitted by this policy to make loans of money, including to other funds. The Funds would have to obtain exemptive relief from the SEC to make loans to other funds. The policy above will be interpreted not to prevent the Funds from purchasing or investing in debt obligations and loans. In addition, collateral arrangements with respect to options, forward currency and futures transactions and other derivative instruments, as well as delays in the settlement of securities transactions, will not be considered loans.

With respect to the fundamental policy relating to underwriting set forth above, the 1940 Act does not prohibit a fund from engaging in the underwriting business or from underwriting the securities of other issuers; in fact, the 1940 Act permits a fund to have underwriting commitments of up to 25% of its assets under certain circumstances. Those circumstances currently are that the amount of the fund’s underwriting commitments, when added to the value of the fund’s investments in issuers where the fund owns more than 10% of the outstanding voting securities of those issuers, cannot exceed the 25% cap. A fund engaging in transactions involving the acquisition or disposition of portfolio securities may be considered to be an underwriter under the 1933 Act. Under the 1933 Act, an underwriter may be liable for material omissions or misstatements in an issuer’s registration statement or prospectus. Securities purchased from an issuer and not registered for sale under the 1933 Act are considered restricted securities. There may be a limited market for these securities. If these securities are registered under the 1933 Act, they may then be eligible for sale but participating in the sale may subject the seller to underwriter liability. These risks could apply to a fund investing in restricted securities. Although it is not believed that the application of the 1933 Act provisions described above would cause the Funds to be engaged in the business of underwriting, the policy above will be interpreted not to prevent the Funds from engaging in transactions involving the acquisition or disposition of portfolio securities, regardless of whether the Funds may be considered to be an underwriter under the 1933 Act.

With respect to the fundamental policy relating to commodities set forth above, the 1940 Act does not prohibit a fund from owning commodities, whether physical commodities and contracts related to physical commodities (such as oil or grains and related futures contracts), or financial commodities and contracts related to financial commodities (such as currencies and, possibly, currency futures). However, a fund is limited in the amount of illiquid assets it may purchase. To the extent that investments in commodities are considered illiquid, an SEC rule limits a fund’s purchases of illiquid securities to 15% of net assets. If the Funds were to invest in a physical commodity or a physical commodity-related instrument, the Funds would be subject to the additional risks of the particular physical commodity and its related market. The value of commodities and commodity-related instruments may be extremely volatile and may be affected either directly or indirectly by a variety of factors. There also may be storage charges and risks of loss associated with physical commodities. The policy above will be interpreted to permit investments in exchange traded funds that invest in physical and/or financial commodities.

With respect to the fundamental policy relating to real estate set forth above, the 1940 Act does not prohibit a fund from owning real estate; however, a fund is limited in the amount of illiquid assets it may purchase. Investing in real estate may involve risks, including that real estate is generally considered illiquid and may be difficult to value and sell. Owners of real

52

estate may be subject to various liabilities, including environmental liabilities. To the extent that investments in real estate are considered illiquid, an SEC rule limits a fund’s purchases of illiquid securities to 15% of net assets. The policy above will be interpreted not to prevent the Funds from investing in real estate-related companies, companies whose businesses consist in whole or in part of investing in real estate, instruments (like mortgages) that are secured by real estate or interests therein, or real estate investment trust securities.

With respect to the fundamental policy relating to concentration set forth above, the 1940 Act does not define what constitutes “concentration” in an industry. The SEC staff has taken the position that investment of 25% or more of a fund’s total assets in one or more issuers conducting their principal activities in the same industry or group of industries constitutes concentration. It is possible that interpretations of concentration could change in the future. A fund that invests a significant percentage of its total assets in a single industry may be particularly susceptible to adverse events affecting that industry and may be more risky than a fund that does not concentrate in an industry. The policy above will be interpreted to refer to concentration as that term may be interpreted from time to time. The policy also will be interpreted to permit investment without limit in the following: securities of the U.S. government and its agencies or instrumentalities; securities of state, territory, possession or municipal governments and their authorities, agencies, instrumentalities or political subdivisions; and repurchase agreements collateralized by any such obligations. Accordingly, issuers of the foregoing securities will not be considered to be members of any industry. There also will be no limit on investment in issuers domiciled in a single jurisdiction or country. The policy also will be interpreted to give broad authority to the Fund as to how to classify issuers within or among industries or groups of industries.

The Funds’ fundamental policies will be interpreted broadly. For example, the policies will be interpreted to refer to the 1940 Act and the related rules as they are in effect from time to time, and to interpretations and modifications of or relating to the 1940 Act by the SEC and others as they are given from time to time. When a policy provides that an investment practice may be conducted as permitted by the 1940 Act, the policy will be interpreted to mean either that the 1940 Act expressly permits the practice or that the 1940 Act does not prohibit the practice.

Any restriction on investments or use of assets, including, but not limited to, market capitalization, geographic, rating and/or any other percentage restrictions, set forth in this SAI or the Funds’ Prospectus shall be measured only at the time of investment, and any subsequent change, whether in the value, market capitalization, rating, percentage held or otherwise, will not constitute a violation of the restriction, other than with respect to investment restriction above related to borrowings by the Funds.

In addition, each Fund will consider the investments of underlying investment companies when determining compliance with its concentration policy, to the extent each Fund has sufficient information about such investments.

Non-Fundamental Investment Restrictions

The following non-fundamental investment restrictions can be changed by the Board of Trustees, but the change will only be effective after 60 days’ prior written notice is given to shareholders of each Fund.

Long Short Fund, Tran Fund, and Greenspring Fund

The Long Short Fund, Tran Fund, and Greenspring Fund may not:

1.	acquire any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets.
2.	except with respect to the limitations on borrowing and acquisitions of illiquid investments, if the Fund is in compliance with a percentage or rating restriction on investment or use of assets set forth herein or in the Prospectus at the time that a transaction is effected, later changes in percentage resulting from any cause other than actions by each Fund will not be considered a violation.
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3.	(Greenspring Fund only) invest in any issuer for purposes of exercising control or management. Also, the investment policy of the Fund concerning “80% of the Fund’s net assets” may be changed by the Board of Trustees without shareholder approval, but shareholders would be given at least 60 days’ prior notice.

Investments in any other investment companies in which each Fund may invest have adopted their own investment policies, which may be more or less restrictive than those listed above, thereby allowing each Fund to participate in certain investment strategies indirectly that are prohibited under the fundamental and non-fundamental investment policies listed above.

CenterSquare Fund and Foresight Fund

The CenterSquare Fund and the Foresight Fund may not (except as noted):

1.	Purchase securities on margin, provided that the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities, except that the Fund may make margin deposits in connection with futures contracts;
2.	Make short sales of securities or maintain a short position, except that the Fund may sell short “against the box.”
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Management of the Funds

Board of Trustees

The management and affairs of the Funds are supervised by the Board of Trustees. The Board of Trustees consists of four individuals. The Trustees are fiduciaries for each Fund’s shareholders and are governed by the laws of the State of Delaware in this regard. The Board of Trustees establishes policies for the operation of each Fund and appoints the officers who conduct the daily business of each Fund.

Trustees and Officers

The Trustees and the officers of the Trust are listed below with their addresses, present positions with the Trust and principal occupations over at least the last five years.

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Number of Portfolios in Trust Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
R. Alastair Short 810 Gleneagles Court Suite 106 Baltimore, MD 21286 Year of Birth: 1953	Trustee and Chairman	Indefinite Term; Since September 2021	5	President, Apex Capital Corporation (personal investment vehicle).	Independent Director of Contingency Capital LLC (a multi-product asset manager that sponsors and manages litigation finance related investment funds) from 2021 to present; Trustee, VanEck Funds (mutual fund, 13 series) from 2004 to present; Trustee, VanEck Vectors ETF Trust (mutual fund, 98 series) from 2006 to present; Trustee, VanEck VIP Trust (mutual fund, 7 series) from 2004 to present; Chairman and Independent Director, EULAV Asset Management; Trustee, Kenyon Review; Trustee, Children’s Village.
Thomas F. Mann 810 Gleneagles Court Suite 106 Baltimore, MD 21286 Year of Birth: 1950	Trustee	Indefinite Term; Since September 2021	5	Private Investor (2012 to present).	Hatteras Closed End Core Institutional Funds (2009-Present). Trustee, Emery Partners, LLC (mutual fund) from 2023-present; Trustee, Trust for Advisor Solutions/ Trustee, Hatteras Alternative Mutual Funds Trust (mutual fund) from 2002 to 2019.
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Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Number of Portfolios in Trust Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years
Sanjeev Handa 810 Gleneagles Court Suite 106 Baltimore, MD 21286 Year of Birth: 1961	Trustee	Indefinite Term; Since June 2023	5	Managing Member, Old Orchard Lane, LLC (2014-present); Adjunct Professor of Finance, Fairfield University (2020-present).	Independent Director, North Haven Private Assest Fund from 2026 to present; Independent Trustee, Carlyle Credit Income Fund (formerly Vertical Capital Income Fund) from 2023 to present: Independent Trustee, Alti Private Equity Access Fund from February 2023 to May 2023; Advisory Board Member, White Oak Partners from 2021 to 2025; Independent Director, OHA CLO Enhanced Equity II and III Genpar LLP from 2021 to present; Independent Trustee, Carlyle Tactical Private Credit Fund from 2018 to present.
Interested Trustee
Michael J. Weckwerth 810 Gleneagles Court Suite 106 Baltimore, MD 21286 Year of Birth: 1973	Trustee	Indefinite Term; Since September 2021	5	Director, Fund Development, PPB Capital Partners, (2024-present); Senior Vice President, U.S. Bank Global Fund Services (1996–2024).	Chairman and Interested Trustee, Trust for Advisor Solutions/ Hatteras Alternative Mutual Funds Trust (mutual fund) from 2016 to 2018.
Officers
Brian Nelson 810 Gleneagles Court Suite 106 Baltimore, MD 21286 Year of birth: 1959	Treasurer, Principal Financial Officer and Principal Accounting Officer	Indefinite Term; Since December 2024	5	President, Cromwell Investment Advisors, LLC (2022-present); Founding Member, Harborside Group (2004-present); President, Jemma Financial (2016-present). Vice President, Windsail (2025-present).	Trustee, University System of Maryland Foundation (2018-present); Director of Vanns Spices (2024-present).
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Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Number of Portfolios in Trust Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years
Stephen E. Baird 810 Gleneagles Court Suite 106 Baltimore, MD 21286 Year of birth: 1983	President and Principal Executive Officer	Indefinite Term; Since July 2024	N/A	Chief Operating Officer, Cromwell Investment Advisors, LLC (2022-present); Executive Vice President, Harborside Group (2015-present). President, Windsail (2025-present).	MECP2 Duplication Foundation, Board Member.
Darcy Limanni 810 Gleneagles Court Suite 106 Baltimore, MD 21286 Year of birth: 1976	Chief Compliance Officer and Anti-Money Laundering Officer	Indefinite Term; Since December 2024	N/A	Chief Compliance Officer, Cromwell Investment Advisors, LLC (2022-present); Vice President, Compliance Manager, Harborside Group (2022-present). Vice President, National Accounts, Hennessy Funds (2012-2021).	N/A
Megan Vichich 810 Gleneagles Court Suite 106 Baltimore, MD 21286 Year of birth: 1972	Secretary	Indefinite Term; Since December 2024	N/A	Executive Team Member, Senior Vice President Marketing, Harborside Group (2014-present).	N/A

Role of the Board

The Board of Trustees provides oversight of the management and operations of the Trust. Like all mutual funds, the day-to-day responsibility for the management and operation of the Trust is the responsibility of various service providers to the Trust and its individual series, such as the Adviser, Sub-Advisers, and the Funds’ distributor, administrator, custodian, and transfer agent, each of whom are discussed in greater detail in this SAI. The Board approves all significant agreements with the Adviser, Sub-Advisers and the Funds’ distributor, administrator, custodian and transfer agent. The Board has appointed various individuals of certain of these service providers as officers of the Trust, with responsibility to monitor and report to the Board on the Trust’s day-to-day operations. In conducting this oversight, the Board receives regular reports from these officers and service providers regarding the Trust’s operations. The Board has appointed a CCO who reports directly to the

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Board and who administers the Trust’s compliance program and regularly reports to the Board as to compliance matters, including an annual compliance review. Some of these reports are provided as part of formal board meetings, which are generally held four times per year, and such other times as the Board determines is necessary, and involve the Board’s review of recent Trust operations. From time to time one or more members of the Board may also meet with Trust officers in less formal settings, between formal Board Meetings, to discuss various topics. In all cases, however, the role of the Board and of any individual Trustee is one of oversight and not of management of the day-to-day affairs of the Trust, and its oversight role does not make the Board a guarantor of the Trust’s investments, operations or activities.

Board Leadership Structure

The Board has structured itself in a manner that it believes allows it to perform its oversight function effectively. It has established two standing committees, a Nominating and Governance Committee and an Audit Committee, which also serves as the Qualified Legal Compliance Committee, which are discussed in greater detail below under “Trust Committees.” The Board is comprised of four Trustees, three of whom are Independent Trustees, which are Trustees that are not affiliated with the Adviser, the principal underwriter, or their affiliates. (On July 1, 2026, one affiliated Trustee will become an Independent Trustee.) The Nominating and Governance Committee, Audit Committee and Qualified Legal Compliance Committee are comprised of all of the Independent Trustees. The Board reviews its structure and the structure of its committees annually. The Board has determined that the structure and composition of the Board, and the function and composition of its various committees are appropriate means to address any potential conflicts of interest that may arise.

Board Oversight of Risk Management

As part of its oversight function, the Board receives and reviews various risk management reports and assessments and discusses these matters with appropriate management and other personnel, including personnel of the Trust’s service providers. Because risk management is a broad concept composed of many elements (such as, for example, investment risk, issuer and counterparty risk, compliance risk, operational risks, business continuity risks, etc.) the oversight of different types of risks is handled in different ways. For example, the CCO regularly reports to the Board during Board Meetings and meets in executive session with the Independent Trustees and their legal counsel to discuss compliance and operational risks. In addition, the Independent Trustee designated as the Audit Committee’s “audit committee financial expert” meets with the Treasurer and the Trust’s independent registered public accounting firm to discuss, among other things, the internal control structure of the Trust’s financial reporting function. The full Board receives reports from the investment advisers to the underlying funds and the portfolio managers as to investment risks as well as other risks that may be discussed during Audit Committee meetings.

Trustee Qualifications

The Board believes that each of the Trustees has the qualifications, experience, attributes and skills appropriate to his continued service as a Trustee of the Trust in light of the Trust’s business and structure. The Trustees have substantial business and professional backgrounds that indicate they have the ability to critically review, evaluate and assess information provided to them. Certain of these business and professional experiences are set forth in detail in the table above. In addition, the Trustees have substantial board experience and, in their service to the Trust, have gained substantial insight as to the operation of the Trust. The Board annually conducts a “self-assessment” wherein the effectiveness of the Board and the individual Trustees is reviewed.

In addition to the information provided in the table above, below is certain additional information concerning each individual Trustee. The information provided below, and in the table above, is not all-inclusive. Many of the Trustees’ qualifications to serve on the Board involve intangible elements, such as intelligence, integrity, work ethic, the ability to work together, the ability to communicate effectively, the ability to exercise judgment, the ability to ask incisive questions, and commitment to shareholder interests. In conducting its annual self-assessment, the Board has determined that the Trustees have the appropriate attributes and experience to continue to serve effectively as Trustees of the Trust.

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R. Alastair Short. Mr. Short’s Trustee Attributes include his experience as an investor in structured, negotiated deals. He is a co-founder of two private equity investment firms and has financial, operational, and transactional experience as well as a legal background. He is an experienced director, executive and investor, with strong strategic, financial and analytical skills and substantial asset management and Board industry experience. He currently serves on the Boards of the Van Eck mutual funds and ETFs, Contingency Capital LLC, and EULAV Asset Management, advisor to the Value Line Funds. The Board believes Mr. Short’s experience, qualifications, attributes and skills on an individual basis and in combination with those of the other Trustees support the conclusion that he possesses the requisite skills and attributes as a Trustee to carry out oversight responsibilities with respect to the Trust.

Thomas F. Mann. Mr. Mann’s Trustee Attributes include 50 years of experience in various senior strategic and operational management positions in large, global, financial institutions and small, entrepreneurial environments. He was the Founder of MannMaxx Management, LLC, providing Institutional Asset Solutions as a director and banker to a broad range of asset managers, global banks and Fintech companies. He is an experienced, independent director of diversified mutual fund complexes; chaired the valuation committee for Hatteras Funds; chaired the nominating and governance committee for VIRTUS; and served on two audit committees qualifying as a “financial expert” under the SEC definition. He has also served as an advisory board member of a boutique asset management M&A advisory firm as well as Amundi North America, AnchorPath Financial Wavelength Capital Management. He has prior experience serving as a director of multiple, privately owned asset management and technology companies; trustee of a corporate pension and 401(k) plans and multiple non-profits organizations. The Board believes Mr. Mann’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees led to the conclusion that he possesses the requisite skills and attributes as a Trustee to carry out oversight responsibilities with respect to the Trust.

Sanjeev Handa. Mr. Handa’s Trustee Attributes includes over 30 years in the financial industry sector, including global experience in the financial, real estate and securitization markets. Mr. Handa has served as an Independent Trustee of Carlyle Tactical Private Credit Fund since 2018 and of the Carlyle Credit Income Fund since 2023. He has also served as an Independent Director of certain affiliates of Oak Hil Advisors that focus on CLOs since 2021. Mr. Handa has previously served as advisory board member of White Oak Advisors (from 2021-2025), an Investment Committee member of The Cooper Union for Advancement of Science and Art (from 2016-2024) and a board member of Greenpath Financial Wellness/Homeownership Preservation Foundation (2011-2022). He also formerly served as an independent director of Fitch Ratings, Inc. and Fitch Ratings, Ltd. (2015-2020). Handa has extensive experience with respect to investments, compliance and corporate governance matters as a result of, among other things, his service as an established board member and an Audit Committee financial expert for the Trust. The Board believes Mr. Handa’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees led to the conclusion that he possesses the requisite skills and attributes as a Trustee to carry out oversight responsibilities with respect to the Trust.

Michael J, Weckwerth. Mr. Weckwerth’s Trustee Attributes include over 30 years of experience in servicing registered and private investment companies in various senior strategic and operational management positions. Currently, he serves as Director of Fund Development at PPB Capital Partners, LLC (“PPB Capital”). PPB connects high-net-worth clients to alternative investment solutions by streamlining operational tasks that are time consuming in an efficient, cost-controlled fashion. Prior to PPB Capital, he served as senior vice president and Director of Revenue Strategy for U.S. Bancorp Fund Services, LLC (“Fund Services”). There he utilized his alternative investment knowledge to deliver innovative, reliable, cost-effective solutions and operational strategies to various product structures. He managed teams responsible for servicing solutions for asset managers with products across a multitude of registered and unregistered products, including open-end mutual funds, closed-end funds, exchange-traded funds, unit investment trusts, collective trust funds, limited government investment pools, business development companies and alternative investment products. Mr. Weckwerth has experience as an interested director and has served as chairman of two diversified mutual fund complexes. The board believes Mr. Weckwerth’s experience, qualifications, attributes and skills on an individual basis and in combination with those of the other Trustees led to the conclusion that he possesses the requisite skills and attributes as a Trustee to carry out oversight responsibilities with respect to the Trust.

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Trustee Ownership of Fund Shares

The following table shows the amount of shares in each Fund* and the amount of shares in other portfolios of the Trust owned by the Trustees as of the calendar year ended December 31, 2025.

	Independent Trustees			Interested Trustee
	R. Alastair Short	Thomas F. Mann	Sanjeev Handa	Michael J. Weckwerth
CenterSquare Fund	None	None	None	None
Long Short Fund	None	None	None	None
Tran Fund	None	None	None	None
Foresight Fund	None	None	None	None
Greenspring Fund	None	None	None	None
Aggregate Dollar Amount of Shares in All Funds of the Trust	None	None	None	None

*	Securities “beneficially owned” as defined by rules promulgated under the Securities Exchange Act of 1934, as amended (the “1934 Act”), include direct and or indirect ownership of securities where the Trustee’s economic interest is tied to the securities, the Trustee can exert voting power and where the Trustee has authority to sell the securities. The dollar ranges are: None, $1-$10,000, $10,001-$50,000, $50,001-$100,000 and over $100,000.

Furthermore, as of the date of this SAI, neither the Trustees who are not “interested” persons of the Funds, nor members of their immediate families, own securities beneficially, or of record, in the Adviser, the Distributor or any of their affiliates. Accordingly, neither the Trustees who are not “interested” persons of each Fund nor members of their immediate families, have a direct or indirect interest, the value of which exceeds $120,000, in the Adviser, the Distributor or any of their affiliates. In addition, during the two most recently completed years, neither the Independent Trustees nor members of their immediate families have had a direct or indirect interest, the value of which exceeds $120,000 in (i) the Adviser, the Distributor or any of their affiliates, or (ii) any transaction or relationship in which such entity, the Funds, any officer of the Trust, or any of their affiliates was a party.

Board Committees

Audit Committee. The Trust has an Audit Committee, which is composed of all of the Independent Trustees. The Audit Committee reviews financial statements and other audit-related matters for the Funds. The Audit Committee also holds discussions with management and with the Funds’ independent auditor concerning the scope of the audit and the auditor’s independence. Mr. Handa is designated as the Audit Committee chairperson and serves as the Audit Committee’s “audit committee financial expert,” as stated in the annual reports relating to the series of the Trust. The Audit Committee met two times during the fiscal year ended December 31, 2025.

Nominating and Governance Committee. The Trust has a Nominating and Governance Committee, which is composed of all of the Independent Trustees. Mr. Mann is designated as the Nominating and Governance Committee chairperson. The Nominating and Governance Committee is responsible for seeking and reviewing candidates for consideration as nominees for the position of trustee and meets only as necessary. As part of this process, the Nominating and Governance Committee considers criteria for selecting candidates sufficient to identify a diverse group of qualified individuals to serve as trustees.

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The Nominating and Governance Committee will consider nominees recommended by shareholders for vacancies on the Board of Trustees. Recommendations for consideration by the Nominating and Governance Committee should be sent to the President of the Trust in writing together with the appropriate biographical information concerning each such proposed nominee, and such recommendation must comply with the notice provisions set forth in the Trust’s Nominating and Governance Committee Charter. To comply with such procedures, such nominations, together with all required information, must be delivered to and received by the President of the Trust at the principal executive office of the Trust not later than 60 days prior to the shareholder meeting at which any such nominee would be voted on. Shareholder recommendations for nominations to the Board of Trustees will be accepted on an ongoing basis and such recommendations will be kept on file for consideration when there is a vacancy on the Board of Trustees. The Nominating and Governance Committee met twice during the fiscal year ended December 31, 2025.

Trustee Compensation

The Independent Trustees receive from the Trust a retainer fee of $40,000 per year, $1,500 for each regular Board meeting of the Trust attended and between $500 and $1,500 for each special Board meeting attended depending on the subject matter, as well as reimbursement for expenses incurred in connection with attendance at Board meetings. Effective January 1, 2024, the chairman of the Nominating and Governance Committee receives an annual retainer of $1,500, the chairman of the Audit Committee receives an annual retainer of $4,000, and the Lead Independent Trustee receives an annual retainer of $6,000. Interested Trustees do not receive any compensation for their service as Trustee. For the Funds’ fiscal year ended December 31, 2025, the Trustees received the following compensation:

Name of Trustee	Total Compensation from the Trust(1)	Pension or Retirement Benefits Accrued As Part of Funds Expenses	Total Compensation From Fund Complex
INTERESTED TRUSTEES
Michael J. Weckwerth	$6,500	N/A	$6,500
INDEPENDENT TRUSTEES
R. Alastair Short(2,4)	$65,000	N/A	$65,000
Thomas F. Mann(3)	$59,375	N/A	$59,375
Sanjeev Handa(4)	$62,500	N/A	$62,500
(1)	Trustees’ fees and expenses are allocated among the Funds and the other series comprising the Trust.
(2)	Board chairman and Lead Independent Trustee.
(3)	Nominating and Governance Committee chairman.
(4)	Audit Committee chairman.

Control Persons and Principal Shareholders

As of March 31, 2026, one officer of the Trust beneficially owned over 1% of the outstanding shares of the Cromwell Tran Focus Fund.

A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of each Fund. A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledges the existence of control. A controlling person possesses the ability to control the outcome of matters submitted for shareholder vote by each Fund.

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As of March 31, 2026, the following shareholders were considered to be principal shareholders of the CenterSquare Fund:

Investor Class
Name and Address	% Ownership	Type of Ownership	Parent Company	Jurisdiction
Charles Schwab & Co., Inc. Special Custody Acct for the Exclusive Benefit of Our Customers Attn: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4151	34.94%	Record	The Charles Schwab Corporation	DE
Pershing, LLC 1 Pershing Plaza Jersey City, NJ 07399-0002	22.01%	Record	N/A	N/A
National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Boulevard, FL 5 Jersey City, NJ 07310-2010	18.31%	Record	N/A	N/A

Institutional Class
Name and Address	% Ownership	Type of Ownership	Parent Company	Jurisdiction
National Financial Services LLC For the Exclusive Benefit of Our Customers Attn: Mutual Funds Dept., 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-1995	73.80%	Record	FMR, LLC	DE
Capinco C/O US Bank, N.A. 1555 N. RiverCenter Drive, Suite 302 Milwaukee, WI 53212-3958	8.51%	Record	N/A	N/A
Charles Schwab & Co. Inc. Special Custody Acct for the Exclusive Benefit of Our Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1901	5.08%	Record	The Charles Schwab Corporation	N/A

As of March 31, 2026, the following shareholders were considered to be principal shareholders of the Long Short Fund:

Investor Class
Name and Address	% Ownership	Type of Ownership	Parent Company	Jurisdiction
National Financial Services LLC For the Exclusive Benefit of Our Customers Attn: Mutual Funds Department, 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-1995	15.29%	Record	N/A	N/A
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Investor Class
Name and Address	% Ownership	Type of Ownership	Parent Company	Jurisdiction
Morgan Stanley Smith Barney LLC For the Exclusive Benefit of its Customers 1 New York Plaza, Floor 12 New York, NY 10004-1965	14.92%	Record	N/A	N/A
Merrill Lynch Pierce, Fenner & Smith For the Sole Benefit of its Customers 4800 Deer Lake Drive East Jacksonville, FL 32246-6484	10.64%	Record	N/A	N/A
Wells Fargo Clearing Services LLC Special Custody Account for the Exclusive Benefit of Customers 2801 Market Street St. Louis, MO 63103-2523	9.47%	Record	N/A	N/A
UBS WM USA Special Custody Account 1000 Harbor Boulevard Weehawken, NJ 07086-6761	9.40%	Record	N/A	N/A
Pershing, LLC 1 Pershing Plaza Jersey City, NJ 07399-0002	5.64%	Record	N/A	N/A
LPL Financial Omnibus Customer Account ATTN Linsday O Tolle San Diego, CA 92121-3091	5.08%	Record	N/A	N/A

Institutional Class
Name and Address	% Ownership	Type of Ownership	Parent Company	Jurisdiction
Charles Schwab & Co. Inc. Special Custody A/C FBO Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1901	20.53%	Record	N/A	N/A
National Financial Services LLC For the Exclusive Benefit of Our Customers Attn: Mutual Funds Dept., 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-1995	20.32%	Record	N/A	N/A
UBS WM USA Special Custody Account 1000 Harbor Boulevard Weehawken, NJ 07086-6761	18.95%	Record	N/A	N/A
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Institutional Class
Name and Address	% Ownership	Type of Ownership	Parent Company	Jurisdiction
Morgan Stanley Smith Barney LLC For the Exclusive Benefit of its Customers 1 New York Plaza, Floor 12 New York, NY 10004-1965	5.90%	Record	N/A	N/A
Wells Fargo Clearing Services LLC Special Custody Account for the Exclusive Benefit of Customers 2801 Market Street St. Louis, MO 63103-2523	5.82%	Record	N/A	N/A
Pershing, LLC 1 Pershing Plaza Jersey City, NJ 07399-0002	5.23%	Record	N/A	N/A

As of March 31, 2026, the following shareholders were considered to be principal shareholders of the Tran Fund:

Investor Class
Name and Address	% Ownership	Type of Ownership	Parent Company	Jurisdiction
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0002	11.85%	Record	N/A	N/A
Merrill Lynch Pierce Fenner & Smith Inc. For the Sole Benefit of its Customers 4800 Deer Lake Drive E Jacksonville, FL 32246-6486	9.74%	Record	N/A	N/A
JP Morgan Securities LLC 4 Chase Metrotech Center Brooklyn, NY 11245-0001	8.81%	Record	N/A	N/A
Morgan Stanley Smith Barney, LLC For the Exclusive Benefit of its Customers 1 New York Plaza, 12th Floor New York, NY 10004-1901	7.21%	Record	N/A	N/A

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Institutional Class
Name and Address	% Ownership	Type of Ownership	Parent Company	Jurisdiction
DCGT as Trustee and/or Custodian FBO PLIC Various Retirement Plans Omnibus 711 High Street Des Moines, IA 50392-0001	19.43%	Record	N/A	N/A
Charles Schwab & Co., Inc. Special Custody A/C FBO Customers Attn: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4151	17.34%	Record	The Charles Schwab Corporation	DE
RBC Capital Markets LLC Mutual Fund Omnibus Processing Attn: Mutual Fund Ops Manager 250 Nicollet Mall, Suite 1200 Minneapolis, MN 55401-7754	7.58%	Record	N/A	N/A
National Financial Services LLC 499 Washington Boulevard, Floor 4th Jersey City, NJ 07310-2010	7.10%	Record	N/A	N/A
Wells Fargo Clearing Services, LLC Special Custody Account for the Exclusive Benefit of Customers 2801 Market Street St Louis, MO 63103-2523	6.94%	Record	N/A	N/A
Charles Schwab & Co., Inc. Special Custody A/C FBO Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1901	6.50%	Record	The Charles Schwab Corporation	DE
BNYM I S Trust Co Cust Rollover IRA George P Jandl Prairie Village KS 66208	5.63%	Record	N/A	N/A

As of March 31, 2026, the following shareholders were considered to be principal shareholders of the Foresight Fund:

Institutional Class
Name and Address	% Ownership	Type of Ownership	Parent Company	Jurisdiction
Blackmead Infrastructure Limited c/o Foresight Group LLP The Shard 32 London Bridge Street London SE1 9SG United Kingdom	98.84%	Record	N/A	N/A
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As of March 31, 2026, the following shareholders were considered to be principal shareholders of the Greenspring Fund:

Institutional Class
Name and Address	% Ownership	Type of Ownership	Parent Company	Jurisdiction
Charles Schwab & Co. Inc. Special Custody A/C FBO Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1901	23.47%	Record	N/A	N/A
National Financial Services LLC For the Exclusive Benefit of Our Customers Attn: Mutual Funds Department, 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-1995	21.43%	Record	N/A	N/A

Investment Adviser

As stated in the Prospectus, investment advisory services are provided to each Fund by Cromwell Investment Advisors, LLC, located at 810 Gleneagles Court, Suite 106, Baltimore, Maryland 21286, pursuant to an investment advisory agreement (the “Advisory Agreement”). Brian Nelson is a control person of the Adviser. Subject to such policies as the Board of Trustees may determine, the Adviser has delegated its responsibility for making investment decisions for each Fund to the respective sub-advisers. The Adviser is also responsible for performing oversight of each Fund’s sub-adviser as described below. Pursuant to the terms of the Advisory Agreement, the Adviser provides each Fund with such investment advice and supervision as it deems necessary for the proper supervision of each Fund’s investments.

After an initial two-year period, the Advisory Agreement continues in effect from year to year with respect to each Fund, only if such continuance is specifically approved at least annually by: (i) the Board of Trustees or the vote of a majority of each Fund’s outstanding voting securities; and (ii) the vote of a majority of the trustees who are not parties to the Advisory Agreement or interested persons of any such party, at a meeting called for the purpose of voting on the Advisory Agreement. The Advisory Agreement is terminable without penalty by the Trust, on behalf of each Fund, upon 60 days’ written notice to the Adviser when authorized by either: (i) a majority vote of the outstanding voting securities of each Fund; or (ii) by a vote of a majority of the Board of Trustees, or by the Adviser upon 60 days’ written notice to the Trust. The Advisory Agreement will automatically terminate in the event of its “assignment” under the 1940 Act. The Advisory Agreement provides that the Adviser under such agreement shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of portfolio transactions for each Fund, except for willful misfeasance, bad faith or negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties thereunder.

In consideration of the services provided by the Adviser pursuant to the Advisory Agreement, the Adviser is entitled to receive from each Fund a management fee which is calculated daily and paid monthly. For its services, the Funds will pay the Adviser the respective management fees that is calculated at the annual rate of its average daily net assets, to be paid monthly.

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Management Fee
CenterSquare Fund	0.60%
Long Short Fund	1.40%
Tran Fund	0.85%
Foresight Fund	0.85%
Greenspring Fund	0.75%

The Adviser may voluntarily agree to waive a portion of the management fees payable to it.

For the fiscal period ended December 31, 2025, the Funds paid the following amounts to the Adviser:

Fund Name	Fees Accrued	Fees (Waived)/Recoupment	Net Advisory Fees Paid
CenterSquare Fund	$569,663	$(69,831)	$499,832
Long Short Fund	$1,244,229	$(303,793)	$940,436
Tran Fund	$233,073	$(169,155)	$63,918
Foresight Fund	$405,557	$(109,163)	$296,394
Greenspring Fund	$906,972	$0	$906,972

For the fiscal period ended December 31, 2024, the Funds paid the following amounts to the Adviser:

Fund Name	Fees Accrued	Fees (Waived)/Recoupment	Net Advisory Fees Paid
CenterSquare Fund	$688,209	$3,069	$691,278
Long Short Fund	$1,555,013	$(409,616)	$1,145,397
Tran Fund	$273,259	$(223,950)	$49,309
Foresight Fund	$387,142	$0	$0
Greenspring Fund	$932,047	$0	$932,047

For the fiscal period ended December 31, 2023, the Funds paid the following amounts to the Adviser:

Fund Name	Fees Accrued	Fees (Waived)/Recoupment	Net Advisory Fees Paid
CenterSquare Fund	$763,293	$(7,275)	$756,018
Long Short Fund	$2,139,411	$(343,145)	$1,796,266
Tran Fund[1]	$186,458	$(168,346)	$18,112
Foresight Fund	$352,772	$(131,437)	$221,335
Greenspring Fund	$922,484	$0	$922,484

1 On November 1, 2023, the Tran Fund changed its fiscal year from April 30 to December 31. Accordingly, the 2023 information above reflects advisory fees paid for the period May 1, 2023 through December 31, 2023. Advisory fees paid prior to the change in fiscal year end by the Tran Fund and its predecessor fund are noted below.

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Tran Fund

On November 1, 2023, the Tran Fund changed its fiscal year from April 30 to December 31. Additionally, the Tran Fund reorganized into the Trust on August 8, 2022. For the fiscal period indicated below, the Fund paid the Adviser the following amounts of advisory fees pursuant to an advisory agreement between the Adviser and the Trust, on behalf of the Fund.

Fiscal Period	Advisory Fee	Recoupment / (Waiver)*	Advisory Fee After Recoupment / (Waiver)
August 8, 2022 - April 30, 2023	$241,449	$(237,031)	$4,418

Greenspring Fund

For the Greenspring Fund, the following table shows the advisory fees the Predecessor Fund paid the Sub-Adviser in advisory fees pursuant to a previous advisory agreement between the Sub-Adviser and Greenspring Fund, Inc.

Advisory Fees Paid During Fiscal Years Ended December 31, 2023
$1,111,714

Fund Expenses

Each Fund is responsible for its own operating expenses. Pursuant to an operating expense limitation agreement, the Adviser has agreed to waive its management fees and/or reimburse Fund expenses to ensure that Total Annual Fund Operating Expenses (exclusive of contingent deferred sales loads, taxes, leverage interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividends or interest expenses on short positions, acquired fund fees and expenses and extraordinary expenses) do not exceed the amounts shown in the table below, through at least April 30, 2027. The operating expense limitation agreement can be terminated only by, or with the consent of, the Trust’s Board of Trustees (the “Board of Trustees”). The Adviser may request recoupment of previously waived fees and paid expenses from each Fund for up to 36 months from the date such fees and expenses were waived or paid, subject to the operating expense limitation agreement, if such reimbursement will not cause the Fund’s expense ratio, after recoupment has been taken into account, to exceed the lesser of: (1) the expense limitation in place at the time of the waiver and/or expense payment; or (2) the expense limitation in place at the time of the recoupment. The Expense Cap for each class of each Fund is shown below:

Fund	Investor Class	Institutional Class
CenterSquare Fund	1.12%	1.02%
Long Short Fund	1.95%	1.70%
Tran Fund	1.35%	1.10%
Foresight Fund	1.32%	1.07%
Greenspring Fund	1.46%	1.21%

Manager-of-Managers Arrangement

Section 15(a) of the 1940 Act requires that all contracts pursuant to which persons serve as investment advisers to investment companies be approved by shareholders. This requirement also applies to the appointment of sub-advisers to each Fund. The Trust and the Adviser have obtained exemptive relief from the SEC (the “Order”), which permits the Adviser, on behalf of

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each Fund and subject to the approval of the Board, including a majority of the independent members of the Board, to hire, and to modify any existing or future sub-advisory agreement with, unaffiliated sub-advisers and affiliated sub-advisers, including sub-advisers that are wholly-owned subsidiaries (as defined in the 1940 Act) of the Adviser or its parent company and sub-advisers that are partially-owned by, or otherwise affiliated with, the Adviser or its parent company (the “Manager-of-Managers Structure”). The Adviser has the ultimate responsibility for overseeing each Fund’s sub-advisers and recommending their hiring, termination and replacement, subject to oversight by the Board. The Order also provides relief from certain disclosure obligations with regard to sub-advisory fees. With this relief, each Fund may elect to disclose the aggregate fees payable to the Adviser and wholly-owned sub-advisers and the aggregate fees payable to unaffiliated sub-advisers and sub-advisers affiliated with Adviser or its parent company, other than wholly-owned sub-advisers. The Order is subject to various conditions, including that each Fund will notify shareholders and provide them with certain information required by the exemptive order within 90 days of hiring a new sub-adviser. Each Fund may also rely on any other current or future laws, rules or regulatory guidance from the SEC or its staff applicable to the Manager-of-Managers Structure. The sole initial shareholder of each Fund has approved the operation of each Fund under a Manager-of-Managers Structure with respect to any affiliated or unaffiliated sub-adviser, including in the manner that is permitted by the Order.

The Manager-of-Managers Structure will enable the Trust to operate with greater efficiency by not incurring the expense and delays associated with obtaining shareholder approvals for matters relating to sub-advisers or sub-advisory agreements. Operation of each Fund under the Manager-of-Managers Structure will not permit management fees paid by the respective Fund to the Adviser to be increased without shareholder approval. Shareholders will be notified of any changes made to sub-advisers or material changes to sub-advisory agreements within 90 days of the change.

The Adviser and its affiliates may have other relationships, including significant financial relationships, with current or potential sub-advisers or their affiliates, which may create a conflict of interest. However, in making recommendations to the Board to appoint or to change a sub-adviser, or to change the terms of a sub-advisory agreement, the Adviser considers the sub-adviser’s investment process, risk management, and historical performance with the goal of retaining sub-advisers for each Fund that the Adviser believes are skilled and can deliver appropriate risk-adjusted returns over a full market cycle. The Adviser does not consider any other relationship it or its affiliates may have with a sub-adviser or its affiliates, and the Adviser discloses to the Board the nature of any material relationships it has with a sub-adviser or its affiliates when making recommendations to the Board to appoint or to change a sub-adviser, or to change the terms of a sub-advisory agreement.

Investment Sub-Advisers

CenterSquare Investment Management LLC

CenterSquare Investment Management LLC serves as the sub-adviser to the CenterSquare Real Estate Fund (“CenterSquare” or the “CenterSquare Sub-Adviser”). CenterSquare, which is headquartered at Eight Tower Bridge, 161 Washington Street, Seventh Floor, Conshohocken, Pennsylvania 19428, is a Delaware limited liability company and is 100% owned by CenterSquare Investment Management Holdings LLC (“CSIM Holdings LLC”). The majority partners of CSIM Holdings include a private equity fund sponsored and managed by Lovell Minnick Partners LLC along with a limited liability company holding the investments of over 30 employees of CenterSquare. No individual owns 25% or more of the Sub-Adviser’s voting securities. Subject to such policies as the Board of Trustees may determine, the Sub-Adviser is ultimately responsible for investment decisions for the Fund. Pursuant to the terms of the Sub-Advisory Agreement, the Sub-Adviser provides the Fund with such investment advice and supervision as it deems necessary for the proper supervision of the Fund’s investments.

Mutual of America Capital Management, LLC

Mutual of America Capital Management, LLC, located at 320 Park Avenue, New York, New York 10022, serves as the sub-adviser to the Long Short Fund and manages the Fund’s investments. Mutual of America Holding Company LLC, is a control person of Mutual of America owning more than 25% of the Sub-Adviser’s voting securities. The MoA Sub-Adviser, founded in 1993, is an SEC-registered investment adviser that provides advisory services to registered investment companies,

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institutional investors (including pension and profit sharing plans, state and local government retirement plans, endowments and foundations, charitable organizations, and other institutional investors), and to its ultimate parent, Mutual of America, and its family of companies.

Foresight Group LLP

Foresight Group LLP, The Shard, 32 London Bridge Street, London SE1 9SG, United Kingdom serves as the sub-adviser to the Foresight Fund (“Foresight” or the “Foresight Sub-Adviser”). Bernard W. Fairman, Executive Chairman, is a control person of Foresight owning more than 25% of the Sub-Adviser’s voting securities. Subject to such policies as the Board of Trustees may determine, the Sub-Adviser is ultimately responsible for investment decisions for the Fund. Pursuant to the terms of the Sub-Advisory Agreement, the Sub-Adviser provides the Fund with such investment advice and supervision as it deems necessary for the proper supervision of the Fund’s investments.

Corbyn Investment Management, Inc.

Corbyn Investment Management, Inc. (“Corbyn”), located at 2330 West Joppa Road, Suite 108, Lutherville, Maryland 21093 serves as the sub-adviser to the Greenspring Fund and is an SEC-registered investment adviser. Corbyn has provided investment management services to individual and institutional clients since 1973. Michael Pulcinella and George Truppi are considered control persons of Corbyn due to their ownership of approximately 30.2% and 25.9% of Corbyn’s common stock, respectively. Michael Goodman, one the Fund’s portfolio managers, owns 24.3% of Corbyn’s common stock. Subject to such policies as the Board of Trustees may determine, the Sub-Adviser is ultimately responsible for investment decisions for the Fund. Pursuant to the terms of the Sub-Advisory Agreement, the Sub-Adviser provides the Fund with such investment advice and supervision as it deems necessary for the proper supervision of the Fund’s investments.

Tran Capital Management, L.P.

Tran Capital Management, L.P. serves as the sub-adviser to the (“Tran” or “Tran Sub-Adviser”). Tran Capital is a registered investment adviser located at 1000 Fourth Street, Suite 800, San Rafael, California 94901. The Tran Sub-Adviser was founded in 1974 and, in addition to serving as the sub-adviser to the Tran Fund, provides portfolio management services to individuals, corporate pension plans, charitable foundations and academic endowments. Lateef General Partners, LLC may be deemed to control the Tran Sub-Adviser by virtue of its holding of 100% of the voting interest in the Tran Sub-Adviser. Lateef General Partners, LLC is owned by Lateef Management LLC and Lateef MGL, LLC. Subject to such policies as the Board of Trustees may determine, the Sub-Adviser is ultimately responsible for investment decisions for the Fund. Pursuant to the terms of the Sub-Advisory Agreement, the Sub-Adviser provides the Fund with such investment advice and supervision as it deems necessary for the proper supervision of the Fund’s investments.

The Adviser provides investment management evaluation services by performing initial due diligence on each Sub-Adviser and thereafter monitoring each Sub-Adviser’s performance for compliance with each Fund’s investment objective and strategies, as well as adherence to its investment style. The Adviser also conducts performance evaluations through in-person, telephonic and written consultations. In evaluating each Sub-Adviser, the Adviser considers, among other factors: their level of expertise; relative performance and consistency of performance over a minimum period of time; level of adherence to investment discipline or philosophy; personnel, facilities and financial strength; and quality of service and client communications.

The Adviser has the responsibility for communicating performance expectations and evaluations to each Sub-Adviser and ultimately recommending to the Board of Trustees whether its sub-advisory agreement should be renewed, modified or terminated. The Adviser provides written reports to the Board of Trustees regarding the results of its evaluation and monitoring functions. The Trust has received an exemptive order with respect to each Fund that permits the Adviser, subject to certain conditions, to hire new sub-advisers or to continue the employment of the existing Sub-Adviser after events that would otherwise cause an automatic termination of a sub-advisory agreement. This arrangement has been approved by the

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Board of Trustees and each Fund’s initial shareholder. Within 90 days of retaining a new sub-adviser, shareholders of each Fund will receive notification of the change.

The Adviser pays each Sub-Adviser out of the advisory fee paid by each Fund to the Adviser pursuant to the Advisory Agreement. Each Sub-Adviser is responsible for the day-to-day management of each Fund in accordance with each Fund’s investment objective and policies. For its services, the Adviser will pay each Sub-Adviser a management fee. The management fee paid to each Sub-Adviser is paid by the Adviser and not each Fund. Each Fund is not responsible for the payment of the sub-advisory fees.

The Adviser is also responsible for conducting all operations of each Fund, except those operations contracted to each Sub-Adviser, the Custodian, the Administrator or each Fund’s transfer agent. Although each Sub-Adviser’s activities are subject to oversight by the Board of Trustees and the officers of the Trust, the Board of Trustees, the officers and the Adviser do not evaluate the investment merits of each Sub-Adviser’s individual security selections. Each Sub-Adviser has complete discretion to purchase, manage and sell portfolio securities for the portions of each Fund’s portfolios that it manages, subject to each Fund’s investment objective, policies and limitations. Each Fund’s portfolio is managed by several portfolio managers (each, a “Portfolio Manager”) as discussed in the Funds’ prospectus.

The manager of managers exemptive order permits the Funds to disclose, in aggregate, the sub-advisory fees paid to each Sub-Adviser by the Adviser.

Portfolio Managers

As disclosed in the Prospectus, Dean Frankel, CFA® and Eric Rothman, CFA® (the “Portfolio Managers”) are the portfolio managers for the CenterSquare Fund; Joseph R. Gaffoglio, CFA®, CPA (Inactive), Thaddeus Pollock, CFA®, CAIA and Jamie A. Zendel, FRM are the portfolio managers for the Long Short Fund; Nick Scullion is the lead portfolio manager of the Foresight Fund, and Eric Bright, CFA® is the co-portfolio manager for the Foresight Fund; Quoc Tran and Michael Im, CFA® are the portfolio managers for the Tran Fund; Charles vK. Carlson, CFA® and Michael Goodman, CFA® are the portfolio managers for the Greenspring Fund. Each portfolio manager is primarily responsible for the day-to-day management of the respective Fund’s portfolio.

CenterSquare Fund

Other Accounts Managed by the Portfolio Managers

The table below identifies, for each Portfolio Manager, the number of accounts managed (excluding the Fund) and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. To the extent that any of these accounts are subject to an advisory fee which is based on account performance, this information is reflected in a separate table below. Asset amounts have been rounded as of December 31, 2025:

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	Number of Other Accounts Managed and Total Assets by Account Type			Number of Other Accounts and Total Assets for Which Advisory Fee is Performance Based[2]
Name of Portfolio Manager[1]	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Dean Frankel, CFA®	5 accounts with $1,489 million in assets	6 accounts with $705 million in assets	40 accounts with $7,646 million in assets	None	None	3 accounts with $501 million in assets[2]
Eric Rothman, CFA®	4 accounts with $1,267 million in assets	5 accounts with $221 million in assets	3 accounts with $55 million in assets	None	None	None

[1]	Each Portfolio Manager is a listed co-manager of multiple Registered Investment Company accounts. The accounts and their assets have been counted in the number and the total assets for both Portfolio Managers. The accounts and assets are thus duplicated in the totals.
[2]	These accounts, which are a subset of the accounts in the total columns, are subject to a performance-based advisory fee. Each of the five accounts has a different performance hurdle due to the specificity of the underlying mandate. Performance for fee purposes is measured on a one-year period from the anniversary of account inception and is measured based on the agreed upon methodology (pre- or post-tax).

Portfolio Manager Compensation

The Portfolio Managers’ compensation is a fixed salary that is set by reference to industry standards and is not based on performance of the CenterSquare Fund or the value of assets held in the CenterSquare Fund’s portfolio. The Portfolio Managers may also receive an annual bonus that is based on a minimum percentage of the management fee received by the Adviser for its services to the CenterSquare Fund but may be increased on a discretionary basis.

Material Conflicts of Interest

The CenterSquare Sub-Adviser manages other accounts in addition to the CenterSquare Fund, some of which may include portfolios of investments substantially similar to the CenterSquare Fund. All portfolio transactions for the CenterSquare Fund and the CenterSquare Sub-Adviser’s other accounts will be implemented according to the CenterSquare Sub-Adviser’s trade allocation procedures. These procedures, among other things, ensure that all trades allocated to advisory clients (including the CenterSquare Fund) fulfill the CenterSquare Sub-Adviser’s fiduciary duty to each client and otherwise allocate securities on a basis that is fair and nondiscriminatory. Such procedures are generally applied in numerous instances, including, among other things, block and bunched trades, cross transactions and private placements. In determining a fair allocation, the procedures take into account a number of factors, including among other things, the CenterSquare Sub-Adviser’s fiduciary duty to each client, any potential conflicts of interest, the size of the transaction, the relative size of a client’s portfolio, the cash available for investment, suitability, and each advisory client’s investment objectives.

Ownership of Securities

The following table sets forth the dollar range of equity securities of the CenterSquare Fund beneficially owned by each portfolio manager as of December 31, 2025.

Dollar Range of Fund Shares Beneficially Owned
Dean Frankel, CFA®	None
Eric Rothman, CFA®	$10,001 - $50,000
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Long Short Fund

Other Accounts Managed by the Portfolio Manager

Joseph R. Gaffoglio, Thaddeus Pollock and Jamie A. Zendel are the portfolio managers for the Long Short Fund. The table below includes details regarding the number of registered investment companies, other pooled investment vehicles and other accounts managed by each of the portfolio managers, as well as total assets under management for each type of account, and total assets in each type of account with performance-based advisory fees, as of December 31, 2025.

	Number of Other Accounts Managed and Total Assets by Account Type			Number of Other Accounts and Total Assets for Which Advisory Fee is Performance Based
Name of Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Joseph R. Gaffoglio, CFA®, CPA (Inactive)	17 accounts with $11.04 billion in assets	None	None	None	None	None
Thaddeus Pollock, CFA®, CAIA	9 accounts with $1.29 billion in assets	None	1 account with $19.4 million in assets	None	None	None
Jamie A. Zendel, FRM	22 accounts with $21 billion in assets	None	1 account with $19.7 million in assets	None	None	None

Portfolio Manager Compensation

Each Portfolio Manager’s compensation is a fixed salary that is set by reference to industry standards and is not based on performance of the Fund or the value of assets held in the Fund’s portfolio. Each Portfolio Manager may also receive an annual bonus that is based in part on the performance of the funds he or she manages and the performance of the Sub-Adviser’s ultimate parent, Mutual of America Life Insurance Company. The Portfolio Managers are also eligible for a long term performance-based incentive compensation plan. Under the plan, shares are granted each year and generally vest over a three-year period. The value of such shares is based upon the performance of the Sub-Adviser’s ultimate parent, Mutual of America Life Insurance Company.

Material Conflicts of Interest

It is possible that conflicts of interest may arise when managing the Long Short Fund’s investments on the one hand and the investments of other accounts for which a portfolio manager is responsible on the other. For example, a portfolio manager may have conflicts of interest in allocating time, resources and investment opportunities across multiple funds and accounts. Due to differences in the investment strategies or restrictions between the Long Short Fund and the other accounts, the portfolio manager may take action with respect to another account that differs from the action taken with respect to the Long Short Fund. In addition, a fund’s trade allocation policies and procedures may give rise to conflicts of interest if the Long Short Fund’s orders do not get fully executed due to being aggregated with those of other accounts managed by the Sub-Adviser. A portfolio manager may execute transactions for another fund or account that may adversely impact the value of securities held by a fund. Securities selected for other funds or accounts may outperform the securities selected for the Long Short Fund. If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one fund or other account, a fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible funds and other accounts. The Sub-Adviser has adopted several policies and procedures designed to mitigate these potential conflicts, including a Code of Ethics and policies that govern the Sub-Adviser’s trading practices.

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The Sub-Adviser employs policies for the aggregation and allocation of trades across multiple funds and multiple accounts. There is no assurance that such all conflicts will be eliminated.

Ownership of Securities

The following table sets forth the dollar range of equity securities of the Long Short Fund beneficially owned by each portfolio manager as of December 31, 2025.

Dollar Range of Fund Shares Beneficially Owned
Joseph R. Gaffoglio, CFA®, CPA (Inactive)	$100,001 - $500,000
Thaddeus Pollock, CFA®, CAIA	None
Jamie A. Zendel, FRM	None

Tran Fund

Other Accounts Managed by the Portfolio Managers

The table below identifies, for each Portfolio Manager, the number of accounts managed (excluding the Fund) and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. To the extent that any of these accounts are subject to an advisory fee which is based on account performance, this information is reflected in a separate table below. Asset amounts have been rounded as of December 31, 2025:

	Number of Other Accounts Managed and Total Assets by Account Type			Number of Other Accounts and Total Assets for Which Advisory Fee is Performance Based
Name of Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Quoc Tran	None	None	348 accounts with $890 million in assets	None	None	None
Michael Im, CFA®	None	None	None	None	None	None

Portfolio Manager Compensation

Tran Capital Management compensates the Tran Fund’s portfolio managers for management of the Fund. Messrs. Tran and Im are compensated with a base salary and a discretionary bonus. The bonus is determined by the Managing Partners of Tran Capital Management’s General Partner and is based on, firm, fund and individual performance. Tran Capital Management’s compensation strategy is to provide reasonable base salaries commensurate with an individual’s responsibilities. Tran Capital Management also makes an annual contribution to the firm’s retirement plan and benefit plan for Messrs. Tran and Im. In addition, a portfolio manager who is an owner of the firm receives a partnership distribution based on ownership share at the end of each year.

Material Conflicts of Interest

Tran Capital Management provides advisory services to other clients which invest in securities of the same type in which the Tran Fund invests. Tran Capital Management is aware of its obligation to ensure that when orders for the same securities are entered on behalf of the Tran Fund and other accounts, the Tran Fund receives fair and equitable allocation of these orders, particularly where affiliated accounts may participate. Tran Capital Management attempts to mitigate potential conflicts of

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interest by adopting policies and procedures regarding trade execution, brokerage allocation and order aggregation which provide a methodology for ensuring fair treatment for all clients in situations where orders cannot be completely filled or filled at different prices.

Ownership of Securities

The following table sets forth the dollar range of equity securities of the Tran Fund beneficially owned by each portfolio manager as of December 31, 2025.

Dollar Range of Fund Shares Beneficially Owned
Quoc Tran	Over $1,000,000
Michael Im, CFA	$100,001 - $500,000

Foresight Fund

Other Accounts Managed by the Portfolio Managers

The table below identifies, for each Portfolio Manager, the number of accounts managed (excluding the Fund) and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. To the extent that any of these accounts are subject to an advisory fee which is based on account performance, this information is reflected in a separate table below. Asset amounts have been rounded as of December 31, 2025:

	Number of Other Accounts Managed and Total Assets by Account Type			Number of Other Accounts and Total Assets for Which Advisory Fee is Performance Based
Name of Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Nick Scullion	None	5 accounts with $515 million in assets	None	None	None	None
Eric Bright, CFA®	None	3 accounts with $258 million in assets	None	None	None	None

Portfolio Manager Compensation

Foresight’s compensation structure is comprised of base pay and annual incentive compensation. Individuals’ packages are designed with the appropriate component combinations to match specific positions.

Material Conflicts of Interest

From time to time, potential conflicts of interest may arise between a portfolio manager’s management of the investments of the Foresight Fund, on the one hand, and the management of other accounts, on the other. The portfolio managers oversee the investment of various types of accounts in the same strategy, such as mutual funds, pooled investment vehicles and separate accounts for individuals and institutions. Investment decisions generally are applied to all accounts utilizing that particular strategy, taking into consideration client restrictions, instructions and individual needs. A portfolio manager may manage an account whose fees may be higher or lower than the fee charged to the Foresight Fund to provide for varying client circumstances. Management of multiple funds and accounts may create potential conflicts of interest relating to the allocation of investment opportunities, and the aggregation and allocation of client trades. Additionally, the management of the Foresight Fund and other accounts may result in a portfolio manager devoting unequal time and attention to the management of the Foresight Fund or other accounts.

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During the normal course of managing assets for multiple clients of varying types and asset levels, the portfolio managers may encounter conflicts of interest, that could, if not properly addressed, be harmful to one or more of our clients. Those of a material nature that are encountered most frequently involve security selection, employee personal securities trading, proxy voting and the allocation of securities. To mitigate these conflicts and ensure its clients are not impacted negatively by the adverse actions of the Foresight Sub-Adviser or its employees, the Foresight Sub-Adviser has implemented a series of policies including, but not limited to, its Code of Ethics, which addresses avoidance of conflicts of interest; policies included in the Code of Ethics including the Personal Security Trading Policies, which addresses personal security trading and requires the use of approved brokers; Trade Allocation/Aggregation Policy, which addresses fairness of trade allocation to client accounts, and the Proxy and Trade Error Policies, which are designed to prevent and detect conflicts when they occur. The Foresight Sub-Adviser reasonably believes that these and other policies combined with the periodic review and testing performed by its compliance professionals adequately protects the interest of its clients. A portfolio manager may also face other potential conflicts of interest in managing the Foresight Fund, and the description above is not a complete description of every conflict of interest that could be deemed to exist in managing both the Foresight Fund and the other accounts listed above.

Ownership of Securities

The following table sets forth the dollar range of equity securities of the Foresight Fund beneficially owned by each portfolio manager as of December 31, 2025.

Dollar Range of Fund Shares Beneficially Owned
Nick Scullion	None
Eric Bright, CFA®	None

Greenspring Fund

Other Accounts Managed by the Portfolio Managers

The table below identifies, for each Portfolio Manager, the number of accounts managed (excluding the Fund) and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. To the extent that any of these accounts are subject to an advisory fee which is based on account performance, this information is reflected in a separate table below. Asset amounts have been rounded as of December 31, 2025:

	Number of Other Accounts Managed and Total Assets by Account Type			Number of Other Accounts and Total Assets for Which Advisory Fee is Performance Based
Name of Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Charles vK Carlson, CFA®	1 account with $319 million in assets	None	510 accounts with $533 million in assets	None	None	None
Michael Goodman, CFA®	None	None	510 accounts with $533 million in assets	None	None	None
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Portfolio Manager Compensation

See Management of the Fund and “Investment Sub-Advisers” for a discussion of Mr. Carlson and Mr. Goodman’s affiliation with Corbyn. Mr. Carlson and Mr. Goodman are not directly compensated by the Fund. Their compensation from Corbyn is in the form of a fixed salary and bonuses payable based on the overall profitability of Corbyn and such other factors as Corbyn takes into account. Neither Mr. Carlson nor Mr. Goodman are compensated based directly on the performance of the Greenspring Fund or the value of the Greenspring Fund’s assets. Mr. Carlson is also Portfolio Manager of Greenspring Income Opportunities Fund since its inception on December 15, 2021, an open-end mutual fund, which is currently offered in a separate prospectus. Mr. Carlson and Mr. Goodman each maintain an equity interest in Corbyn and may receive additional income proportionate to their respective equity in Corbyn.

Material Conflicts of Interest

Corbyn seeks to treat all clients fairly and equitably and has established policies and procedures designed to ensure that no client is disadvantaged over another where more than one client has the ability to invest in similar securities. Corbyn utilizes a variety of methods when allocating securities among client accounts. The allocation method will depend upon various factors such as investment objective, existing portfolio composition and account characteristics.

Although Corbyn manages the assets of all of its clients, including the Greenspring Fund, with a similar overall investment philosophy, the investment goals of Corbyn clients vary and specific investment strategies designed to achieve individual clients’ goals may be implemented. Individual clients of Corbyn have different restrictions on their permitted investments, whether by statute, contract, or instruction of the client, and have varying tax statuses and different needs for income. Furthermore, separately managed accounts may be more concentrated in specific securities than the portfolio of the Greenspring Fund, where concentrations are limited by statute. As a consequence of employing differing strategies and taking into account investment restrictions, as well as the varying levels of cash held in separately managed accounts and the Greenspring Fund, separately managed accounts and the Greenspring Fund may own different securities and/or different position sizes and performance may materially differ.

Ownership of Securities

The following table sets forth the dollar range of equity securities of the Funds beneficially owned by each portfolio manager as of December 31, 2025.

Dollar Range of Fund Shares Beneficially Owned
Greenspring Fund
Charles vK Carlson, CFA®	Over $1,000,000
Michael Goodman, CFA®	$100,001-$500,000

Service Providers

Fund Administrator, Transfer Agent and Fund Accountant

Pursuant to a fund administration agreement (the “Administration Agreement”) between the Trust and The Bank of New York Mellon (“BNY”), 240 Greenwich, New York, New York 10007, BNY acts as each Fund’s administrator. Fund Services provides certain administrative services to the Funds, including, among other responsibilities, coordinating the negotiation of contracts and fees with, and the monitoring of performance and billing of, each Fund’s independent contractors and agents; preparation for signature by an officer of the Trust all of the documents required to be filed for compliance by the Trust and each Fund with applicable laws and regulations excluding those of the securities laws of various states; arranging for the computation of performance data, including NAV and yield; responding to shareholder inquiries; and arranging for the maintenance of books and records of each Fund, and providing, at its own expense, office facilities, equipment and personnel necessary to carry out its duties. In this capacity, Fund Services does not have any responsibility or authority for the

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management of each Fund, the determination of investment policy, or for any matter pertaining to the distribution of Fund shares.

Pursuant to the Administration Agreement, as compensation for its services, Fund Services receives from each Fund a combined fee for fund administration and fund accounting services based on each Fund’s current average daily net assets. Fund Services is also entitled to be reimbursed for certain out-of-pocket expenses. In addition to its role as administrator, Fund Services also acts as fund accountant, transfer agent (“Transfer Agent”) and dividend disbursing agent under separate agreements with the Trust.

During the fiscal years ended December 31 shown below, each Fund paid the following administration fees:

Administration Fees
Fund	2025	2024	2023
CenterSquare Fund	$51,065	$102,173	$90,681
Long Short Fund	$50,845	$124,127	$109,538
Tran Fund[1]	$48,978	$91,316	$44,258
Foresight Fund[2]	$46,303	$74,272	$55,797
Greenspring Fund[3]	$55,899	$93,955	$92,355

[1]	On November 1, 2023, the Tran Fund changed its fiscal year from April 30 to December 31. Accordingly, the 2023 information above reflects administration fees paid to the Transfer Agent for the period May 1, 2023 through December 31, 2023. Administration fees paid prior to the change in fiscal year end by the Tran Fund and its predecessor fund are noted in a table below.
[2]	The Foresight Fund commenced operations on January 31, 2023.
[3]	The Greenspring Fund reorganized into the Trust on August 14, 2023. The information above shown prior to August 14, 2023, reflects administration fees paid to the Transfer Agent by the Predecessor Greenspring Fund.

With regard to the Tran Fund, prior to November 1, 2023, the fiscal year end was April 30. The Tran Fund reorganized into the Trust on August 8, 2022. As indicated below, for the periods prior to August 8, 2022, the Predecessor Tran Fund paid the following fees to The Bank of New York Mellon, the Predecessor Tran Fund’s administrator:

Administration Fees Paid to the Transfer Agent
August 8, 2022 - April 30, 2023
$54,104

Custodian

BNY (the “Custodian”), serves as the custodian of the assets of each Fund pursuant to a custody agreement between the Custodian and the Trust, on behalf of each Fund, whereby the Custodian charges fees on a transactional basis plus out-of-pocket expenses. The Custodian has custody of all assets and securities of each Fund, delivers and receives payments for securities sold, receives and pays for securities purchased, collects income from investments and performs other duties, all as directed by the officers of the Trust. The Custodian’s address is 240 Greenwich, New York, New York 10007. The Custodian does not participate in decisions relating to the purchase and sale of securities by each Fund. The Custodian and its affiliates may participate in revenue sharing arrangements with the service providers of mutual funds in which each Fund may invest.

Legal Counsel

Vedder Price P.C., 1401 New York Avenue NW, Suite 500, Washington, D.C. 20005, serves as each Funds’ legal counsel.

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Independent Registered Public Accounting Firm

Cohen & Company, Ltd., 1835 Market Street, Suite 310, Philadelphia, Pennsylvania 19103, serves as each Fund’s independent registered public accounting firm.

Distribution and Servicing of Fund Shares

The Trust has entered into a distribution agreement (the “Distribution Agreement”) with the Distributor, Foreside Fund Services, LLC, Three Canal Plaza, Suite 100, Portland, Maine 04101, pursuant to which the Distributor acts as each Fund’s principal underwriter, provides certain administration services and promotes and arranges for the sale of each Fund’s shares. The offering of each Fund’s shares is continuous, and the Distributor distributes each Fund’s shares on a best efforts basis. The Distributor is not obligated to sell any certain number of shares of each Fund. The Distributor is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. (“FINRA”).

After an initial two-year period, the Distribution Agreement continues in effect only if its continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of each Fund’s outstanding voting securities and, in either case, by a majority of the Trustees who are not parties to the Distribution Agreement or “interested persons” (as defined in the 1940 Act) of any such party. The Distribution Agreement is terminable without penalty by the Trust on behalf of each Fund on 60 days’ written notice when authorized either by a majority vote of the outstanding voting securities of each Fund or by vote of a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act). The Distribution Agreement is terminable without penalty by the Distributor upon 60 days’ written notice to the Trust. The Distribution Agreement will automatically terminate in the event of its “assignment” (as defined in the 1940 Act).

Distribution and Shareholder Service (Rule 12b-1) Plan

The Trust has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act (the “Distribution Plan”) on behalf of the Foresight Fund, Greenspring Fund, Long Short Fund, and Tran Fund (each, a “12b-1 Fund,” and together, the “12b-1 Funds”). The CenterSquare Fund does not have a Distribution Plan. The fee for Investor Class shares represents a 0.25% Rule 12b-1 distribution fee. The Rule 12b-1 distribution fee and shareholder servicing fees are discussed in greater detail below. The Distribution Plan provides that the Distributor may use all or any portion of such Distribution Fee to finance any activity that is principally intended to result in the sale of Fund shares, subject to the terms of the Distribution Plan, or to provide certain shareholder services. Institutional Class shares are not subject to a Distribution Fee.

The Distribution Fee is payable to the Distributor regardless of the distribution-related expenses actually incurred. Because the Distribution Fee is not directly tied to expenses, the amount of Distribution Fees paid by the 12b-1 Funds during any year may be more or less than actual expenses incurred pursuant to the Distribution Plan. For this reason, this type of distribution fee arrangement is characterized by the staff of the SEC as a “compensation” plan.

The Distribution Plan provides that it will continue from year to year upon approval by the majority vote of the Board of Trustees, including a majority of the Trustees who are not “interested persons” of each respective 12b-1 Fund, as defined in the 1940 Act, and who have no direct or indirect financial interest in the operations of the Distribution Plan or in any agreement related to such plan (the “Qualified Trustees”), as required by the 1940 Act, cast in person at a meeting called for that purpose. It is also required that the Trustees who are not “interested persons” of each respective 12b-1 Fund, select and nominate all other Trustees who are not “interested persons” of the respective 12b-1 Fund. The Distribution Plan and any related agreements may not be amended to materially increase the amounts to be spent for distribution expenses without approval of shareholders holding a majority of each respective 12b-1 Fund’s shares outstanding. All material amendments to the Distribution Plan or any related agreements must be approved by a vote of a majority of the Board of Trustees and the Qualified Trustees, cast in person at a meeting called for the purpose of voting on any such amendment.

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The Distribution Plan requires that the Distributor provide to the Board of Trustees, at least quarterly, a written report on the amounts and purpose of any payment made under the Distribution Plan. The Distributor is also required to furnish the Board of Trustees with such other information as may reasonably be requested in order to enable the Board of Trustees to make an informed determination of whether the Distribution Plan should be continued. With the exception of the Adviser and Sub-Adviser, no “interested person” of a 12b-1 Fund, as defined in the 1940 Act, and no Qualified Trustee of a 12b-1 Fund has or had a direct or indirect financial interest in the Distribution Plan or any related agreement.

As noted above, the Distribution Plan provides for the ability to use Fund assets to pay financial intermediaries (including those that sponsor mutual fund supermarkets), plan administrators and other service providers to finance any activity that is principally intended to result in the sale of Fund shares (distribution services). The payments made by the 12b-1 Funds to these financial intermediaries are based primarily on the dollar amount of assets invested in each respective 12b-1 Fund through the financial intermediaries. These financial intermediaries may pay a portion of the payments that they receive from each 12b-1 Fund to their investment professionals. In addition to the ongoing asset-based fees paid to these financial intermediaries under the Distribution Plan, each 12b-1 Fund may, from time to time, make payments under the Distribution Plan that help defray the expenses incurred by these intermediaries for conducting training and educational meetings about various aspects of the respective 12b-1 Fund for their employees. In addition, each 12b-1 Fund may make payments under the Distribution Plan for exhibition space and otherwise help defray the expenses these financial intermediaries incur in hosting client seminars where the respective 12b-1 Fund is discussed.

To the extent these asset-based fees and other payments made under the Distribution Plan to these financial intermediaries for the distribution services they provide to each respective 12b-1 Fund’s shareholders exceed the Distribution Fees available, these payments are made by each respective 12b-1 Fund’s Sub-Adviser from its own resources, which may include its profits from the advisory fee it receives from each Fund. In addition, each respective 12b-1 Fund may participate in various “fund supermarkets” in which a mutual fund supermarket sponsor (usually a broker-dealer) offers many mutual funds to the sponsor’s customers without charging the customers a sales charge. In connection with its participation in such platforms, each Fund’s Sub-Adviser may use all or a portion of the Distribution Fee to pay one or more supermarket sponsors a negotiated fee for distributing each respective 12b-1 Fund’s shares. In addition, in its discretion, each Fund’s Sub-Adviser may pay additional fees to such intermediaries from its own assets.

Rule 12b-1 Distribution Fee

The Distributor may use the Rule 12b-1 Distribution Fee to pay for services covered by the Distribution Plan including, but not limited to, advertising, compensating underwriters, dealers and selling personnel engaged in the distribution of Fund shares, the printing and mailing of prospectuses, statements of additional information and reports to other than current Fund shareholders, the printing and mailing of sales literature pertaining to the 12b-1 Funds, and obtaining whatever information, analyses and reports with respect to marketing and promotional activities that the 12b-1 Funds may, from time to time, deem advisable. The CenterSquare Fund is not subject to Rule 12b-1 Distribution Fees because it does not have a Distribution Plan.

The table below shows the amount of Rule 12b-1 Distribution Fees incurred and the allocation of such fees by the Investor Class of the Long Short Fund, Foresight Fund, Greenspring Fund and the Tran Fund, for the fiscal year ended December 31, 2025.

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	Long Short Fund	Tran Fund	Foresight Fund	Greenspring Fund
Marketing and Advertising	$20,000	$11,000	$0	$0
Printing/Postage	$0	$0	$0	$0
Payment to Distributor	$3,000	$3,000	$0	$0
Payment to Dealers	$88,861	$32,178	$0	$0
Compensation to Sales Personnel	$0	$0	$0	$0
Other	$0	$0	$0	$0
Total	$111,861	$46,178	$0	$0

Shareholder Servicing Fees

While the CenterSquare Fund has not adopted a formal Shareholder Servicing Plan, the Board of Trustees has authorized the Fund to pay up to 0.25% of the average daily net assets of the Fund’s Investor Class shares and up to 0.15% of the average daily net assets of the Fund’s Institutional Class shares for shareholder services provided to the Fund. Accordingly, for the fiscal year ended December 31, 2025, the CenterSquare Fund paid an aggregate of $164,260 in shareholder servicing fees.

Sub-Accounting Service Fees

In addition to the fees that each Fund may pay to its Transfer Agent, the Board of Trustees has authorized each Fund to pay service fees to certain intermediaries such as banks, broker-dealers, financial advisers or other financial institutions for sub-administration, sub-transfer agency, recordkeeping (collectively, “sub-accounting services”) and other shareholder services associated with shareholders whose shares are held of record in omnibus, networked, or other group accounts or accounts traded through registered securities clearing agents.

Unless each Fund has adopted a specific shareholder servicing plan which is broken out as a separate expense, a sub-accounting fee paid by each Fund is included in the total amount of “Other Expenses” listed in each Fund’s Fees and Expenses table in the Prospectus.

Revenue Sharing

The Adviser may pay compensation (out of its own resources and not as an expense of the Funds) to certain broker-dealers, or other financial intermediaries (each a “financial intermediary”) in connection with the sale, retention and/or servicing of Fund shares (“revenue sharing payments”). The Adviser may pay for placing a Fund on a financial intermediary’s trading platform. The level of revenue sharing payments made to a financial intermediary may be based upon current assets and/or number of accounts of the Funds attributable to the financial intermediary or other measures as agreed to by the Adviser and the financial intermediaries. These payment arrangements, however, will not change the price that a shareholder pays for Fund shares or the amount that a Fund receives to invest on behalf of a shareholder and will not increase Fund expenses. You should review your financial intermediary’s compensation disclosure and/or talk to your financial intermediary to obtain more information on how this compensation may have influenced your financial intermediary’s recommendation of the Funds. In addition to the compensation described above, the Funds and/or the Adviser may also pay fees to financial intermediaries and their affiliated individuals for maintaining Fund share balances and/or for sub-accounting, administrative or transaction processing services related to the maintenance of accounts.

The Adviser is motivated to make the payments described above since they promote the sale of Fund shares and the retention of those investments by clients of financial intermediaries. To the extent financial intermediaries sell more shares of the Funds or retain shares of the Funds in their clients’ accounts, the Adviser benefits from incremental management and other fees paid to the Adviser by the Funds with respect to those assets.

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Portfolio Transactions and Brokerage

Pursuant to the Advisory Agreement, the Adviser, together with each Sub-Adviser. determines which securities are to be purchased and sold by each Fund and which broker-dealers are eligible to execute each Fund’s portfolio transactions. Purchases and sales of securities in the OTC market will generally be executed directly with a “market-maker” unless, in the opinion of the Adviser and each Sub-Adviser, a better price and execution can otherwise be obtained by using a broker for the transaction.

Purchases of portfolio securities for each Fund will be effected through broker-dealers (including banks) that specialize in the types of securities that each Fund will be holding, unless the Adviser believes that better executions are available elsewhere. Dealers usually act as principal for their own accounts. Purchases from dealers will include a spread between the bid and the asked price. If the execution and price offered by more than one dealer are comparable, the order may be allocated to a dealer that has provided research or other services as discussed below.

In placing portfolio transactions, the Adviser and each Sub-Adviser will use reasonable efforts to choose broker-dealers capable of providing the services necessary to obtain the most favorable price and execution available. The full range and quality of services available will be considered in making these determinations, such as the size of the order, the difficulty of execution, the operational facilities of the firm involved, the firm’s risk in positioning a block of securities and other factors. In those instances where it is reasonably determined that more than one broker-dealer can offer the services needed to obtain the most favorable price and execution available, consideration may be given to those broker-dealers that furnish or supply research and statistical information to the Adviser and each Sub-Adviser that it may lawfully and appropriately use in its investment advisory capacities, as well as provide other brokerage services in addition to execution services. The Adviser considers such information, which is in addition to and not in lieu of the services required to be performed by it under its Advisory Agreement with each Fund, to be useful in varying degrees, but of indeterminable value. Portfolio transactions may be placed with broker-dealers who sell shares of each Fund subject to rules adopted by FINRA and the SEC. Portfolio transactions may also be placed with broker-dealers in which the Adviser has invested on behalf of each Fund and/or client accounts.

While it is each Fund’s general policy to first seek to obtain the most favorable price and execution available in selecting a broker-dealer to execute portfolio transactions for each Fund, weight is also given to the ability of a broker-dealer to furnish brokerage and research services to each Fund or to the Adviser and each Sub-Adviser, even if the specific services are not directly useful to each Fund and may be useful to the Adviser in advising other clients. In negotiating commissions with a broker or evaluating the spread to be paid to a dealer, each Fund may therefore pay a higher commission or spread than would be the case if no weight were given to the furnishing of these supplemental services, provided that the amount of such commission or spread has been determined in good faith by the Adviser to be reasonable in relation to the value of the brokerage and/or research services provided by such broker-dealer. The standard of reasonableness is to be measured in light of the Adviser’s overall responsibilities to each Fund.

Investment decisions for each Fund are made independently from those of other client accounts. Nevertheless, it is possible that at times identical securities will be acceptable for each Fund and one or more of such client accounts. In such event, the position of each Fund and such client account(s) in the same issuer may vary and the length of time that each may choose to hold its investment in the same issuer may likewise vary. However, to the extent any of these client accounts seek to acquire the same security as each Fund at the same time, each Fund may not be able to acquire as large a portion of such security as it desires, or it may have to pay a higher price or obtain a lower yield for such security. Similarly, each Fund may not be able to obtain as high a price for, or as large an execution of, an order to sell any particular security at the same time. If one or more of such client accounts simultaneously purchases or sells the same security that each Fund is purchasing or selling, each day’s transactions in such security will be allocated between each Fund and all such client accounts in a manner deemed equitable by the Adviser, taking into account the respective sizes of the accounts and the amount being purchased or sold. It is recognized that in some cases this system could have a detrimental effect on the price or value of the security insofar as

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each Fund is concerned. In other cases, however, it is believed that the ability of each Fund to participate in volume transactions may produce better executions for each Fund. Notwithstanding the above, the Adviser and each Sub-Adviser may execute buy and sell orders for accounts and take action in performance of its duties with respect to any of its accounts that may differ from actions taken with respect to another account, so long as the Adviser and each Sub-Adviser shall, to the extent practicable, allocate investment opportunities to accounts, including each Fund, over a period of time on a fair and equitable basis and in accordance with applicable law.

Each Fund is required to identify any securities of its regular broker-dealers that each Fund has acquired during its most recent fiscal year. During the fiscal year ended December 31, 2025, the Funds did not acquire any such securities.

Each Fund is also required to identify any brokerage transactions during its most recent fiscal year that were directed to a broker-dealer because of research services provided, along with the amount of any such transactions and any related commissions paid by each Fund. During the fiscal year ended December 31, 2025, the following amounts of brokerage commissions for each Fund were paid to brokers for third-party research:

Fund	Related Commissions for Third-Party Research
CenterSquare Fund	$11,575.41
Long Short Fund	$41,564
Tran Fund	$9,284.74
Foresight Fund	$0
Greenspring Fund	$38,689

The broker commissions paid by each Fund and their respective predecessor Funds for the fiscal years ended December 31, are set forth in the table below:

Fund	2025	2024	2023
CenterSquare Fund	$43,912	$67,850	$86,129
Long Short Fund	$38,706	$92,591	$43,758
Tran Fund[1]	$15,448	$14,618	$19,030[1]
Foresight Fund	$8,760	$7,006	$19,319
Greenspring Fund	$50,831	$53,679	$82,830

1 For the fiscal period May 1, 2023 to December 31, 2023. On November 1, 2023, the Tran Fund changed its fiscal year from April 30 to December 31. See below table for brokerage commissions paid during its then fiscal years ended April 30.

On November 1, 2023, the Tran Fund changed its fiscal year end from April 30 to December 31. The following table reflects the amounts paid by the Tran Fund and the Predecessor Tran Fund in brokerage commissions for the Tran Fund’s previous fiscal years ended April 30:

Brokerage Commissions Paid During Fiscal Years Ended April 30,
2023
$28,277

Brokerage Recapture Arrangements

The Funds have entered or may enter into arrangements with various brokers pursuant to which a portion of the commissions paid by each Fund may be directed by the Fund to pay expenses of the Fund. Consistent with policies and principal objectives of seeking best price and execution, the Sub-Advisers may consider these brokerage recapture arrangements in selecting

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brokers to execute transactions for each Fund. There is no specific amount of brokerage that is required to be placed through such brokers. In all cases, brokerage recapture arrangements relate solely to expenses of each Fund and not to expenses of the Adviser or the Sub-Adviser.

Portfolio Turnover

Although each Fund generally will not invest for short-term trading purposes, portfolio securities may be sold without regard to the length of time they have been held when, in the opinion of the Adviser and each Sub-Adviser, investment considerations warrant such action. Portfolio turnover rate is calculated by dividing (1) the lesser of purchases or sales of portfolio securities for the fiscal year by (2) the monthly average of the value of portfolio securities owned during the fiscal year. A 100% turnover rate would occur if all the securities in each Fund’s portfolio, with the exception of securities whose maturities at the time of acquisition were one year or less, were sold and either repurchased or replaced within one year. A high rate of portfolio turnover (100% or more) generally leads to above-average transaction and brokerage commission costs and may generate capital gains, including short-term capital gains taxable to shareholders at ordinary income rates. To the extent that each Fund experiences an increase in brokerage commissions due to a higher portfolio turnover rate, the performance of each Fund could be negatively impacted by the increased expenses incurred by each Fund. Furthermore, a high portfolio turnover rate may result in a greater number of taxable transactions.

The following table shows the portfolio turnover rates for the Funds for the past two fiscal years:

	Portfolio Turnover During Fiscal Year Ended December 31,
	2025	2024
CenterSquare Fund	31%	35%
Long Short Fund	18%	108%
Tran Fund	69%	37%
Foresight Fund	36%	24%
Greenspring Fund	6%	11%

Code of Ethics

The Trust, the Adviser and each Sub-Adviser have each adopted a Code of Ethics under Rule 17j-1 of the 1940 Act. The Adviser and Sub-Advisers’ Codes of Ethics permit, subject to certain conditions, personnel of the respective Adviser and Sub-Adviser to invest in securities that may be purchased or held by each Fund. The Distributor relies on the principal underwriters exception under Rule 17j-1(c)(3) from the requirement to adopt a code of ethics pursuant to Rule 17j-1 because the Distributor is not affiliated with the Trust or the Adviser, and no officer, director, or general partner of the Distributor serves as an officer or director of the Trust or the Adviser.

Proxy-Voting Procedures

The Board of Trustees has adopted Proxy Voting Policies and Procedures (the “Proxy Policies”) on behalf of the Trust which has delegated to each Sub-Adviser, subject to the Board of Trustee’s continuing oversight the responsibility for voting proxies. The Proxy Policies require that each Sub-Adviser vote proxies received in a manner consistent with the best interests of each Fund and its shareholders. The Proxy Policies also require each Sub-Adviser to present to the Board of Trustees, at least annually, each Sub-Adviser’s Proxy Policies and a record of each proxy voted by each Sub-Adviser on behalf of each Fund, including a report on the resolution of all proxies identified by each Sub-Adviser as involving a conflict of interest.

In the event of a conflict between the interests of each Sub-Adviser and each Fund, the Proxy Policies provide that the conflict may be disclosed to the Board of Trustees or its delegate, who shall provide direction on how to vote the proxy. The Board

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of Trustees has delegated this authority to the Independent Trustees, and the proxy voting direction in such a case shall be determined by a majority of the Independent Trustees. The Proxy Policies for each Sub-Adviser is located in Appendix A.

Each Fund’s actual voting records relating to portfolio securities during the most recent 12-month period ended June 30 will be available without charge, upon request, by calling toll-free, 1-855-625-7333 or by accessing the SEC’s website at www.sec.gov.

Anti-Money Laundering Compliance Program

The Trust has established an Anti-Money Laundering Compliance Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (the “USA PATRIOT Act”) and related anti-money laundering laws and regulations. To ensure compliance with these laws, the Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to determine the effectiveness of the Program. Michael L. Ceccato has been designated as the Trust’s Anti-Money Laundering Compliance Officer.

Procedures to implement the Program include, but are not limited to: determining that the Distributor and the Transfer Agent have established proper anti-money laundering procedures; reporting suspicious and/or fraudulent activity; and a complete and thorough review of all new account applications. Each Fund will not transact business with any person or legal entity whose identity and beneficial owners, if applicable, cannot be adequately verified under the provisions of the USA PATRIOT Act.

As a result of the Program, each Fund may be required to “freeze” the account of a shareholder if the shareholder appears to be involved in suspicious activity or if certain account information matches information on government lists of known terrorists or other suspicious persons, or each Fund may be required to transfer the account or proceeds of the account to a governmental agency.

Portfolio Holdings Information

The Trust, on behalf of each Fund, has adopted portfolio holdings disclosure policies (the “Disclosure Policies”) that govern the timing and circumstances of disclosure of portfolio holdings of each Fund. Information about each Fund’s portfolio holdings will not be distributed to any third party except in accordance with these Disclosure Policies. The Board of Trustees considered the circumstances under which each Fund’s portfolio holdings may be disclosed under the Disclosure Policies, considering actual and potential material conflicts that could arise in such circumstances between the interests of each Fund’s shareholders and the interests of the Adviser, Sub-Advisers, Distributor or any other affiliated person of each Fund. After due consideration, the Board determined that each Fund has a legitimate business purpose for disclosing portfolio holdings to persons described in these Disclosure Policies.

Information about each Fund’s portfolio holdings will not be distributed to any third party except as described below:

•	the disclosure is required to respond to a regulatory request, court order or other legal proceeding;

•	the disclosure is to a mutual fund rating or evaluation services organization (such as Morningstar, Bloomberg and Thomson Reuters), or statistical agency or person performing similar functions, or due diligence department of a broker-dealer or wirehouse, who has, if necessary, signed a confidentiality agreement, or is bound by applicable duties of confidentiality imposed by law, with each Fund;

•	the disclosure is made to each Fund’s service providers who generally need access to such information in the performance of their contractual duties and responsibilities, and who are subject to duties of confidentiality imposed by law and/or contract, such as the Adviser, Sub-Advisers, the Board of Trustees, each Fund’s independent registered public accountants, regulatory authorities, counsel to each Fund or the Board of Trustees, proxy voting service providers,
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financial printers involved in the reporting process, each Fund administrator, fund accountant, transfer agent, or custodian of each Fund;

•	the disclosure is made by each Sub-Advisers’ trading desk to broker-dealers in connection with the purchase or sale of securities or requests for price quotations or bids on one or more securities or so that such brokers can provide each Sub-Adviser with natural order flow;

•	the disclosure is made to institutional consultants evaluating each Fund on behalf of potential investors;

•	the disclosure is (a) in connection with a quarterly, semi-annual or annual report that is available to the public or (b) relates to information that is otherwise available to the public; or

•	the disclosure is made pursuant to prior written approval of the Trust’s CCO, or other person so authorized, is for a legitimate business purpose and is in the best interests of each Fund’s shareholders.

For purposes of the Disclosure Policies, portfolio holdings information does not include descriptive information if that information does not present material risks of dilution, arbitrage, market timing, insider trading or other inappropriate trading for each Fund. Information excluded from the definition of portfolio holdings information generally includes, without limitation: (i) descriptions of allocations among asset classes, regions, countries or industries/sectors; (ii) aggregated data such as average or median ratios, or market capitalization, performance attributions by industry, sector or country; or (iii) aggregated risk statistics. It is the policy of the Trust to prohibit any person or entity from receiving any direct or indirect compensation or consideration of any kind in connection with the disclosure of information about each Fund’s portfolio holdings.

The Trust’s CCO must document any decisions regarding non-public disclosure of portfolio holdings and the rationale therefor. In connection with the oversight responsibilities by the Board of Trustees, any documentation regarding decisions involving the non-public disclosure of portfolio holdings of each Fund to third parties must be provided to the full Board of Trustees or its authorized committee.

By the 15th calendar day following a calendar quarter end for each Fund, except the Greenspring Fund and Foresight Fund, the Fund’s portfolio holdings are delivered by the Fund Administrator to the following ranking and rating organizations: Lipper, Morningstar, S&P, Bloomberg, Thomson Financial, Vickers Stock and CapitalBridge, Inc. Portfolio holdings disclosure may be approved under the Disclosure Policies by the Trust’s CCO. By the 15th calendar day following a month end, the Greenspring Fund’s portfolio holdings are delivered to the ranking and rating organizations. The Foresight Fund may disclose its portfolio holdings on a fiscal quarterly basis on or about the 60th day following the quarter end by posting this information on the Foresight Fund’s website. The Trust’s CCO may designate an earlier or later date for public disclosure of the Foresight Fund’s portfolio holdings. In addition, the Foresight Fund (i) may disclose the top 10 portfolio holdings at any time following the disclosure of portfolio holdings and (ii) may disclose statistical information regarding the Foresight Fund’s portfolio allocation characteristics on or about 10 business days after each month-end, or may disclose such information if it is derived from publicly available portfolio holdings, in each case, by posting the information on the Foresight Fund’s website. Disclosure of each Fund’s complete holdings is required to be made quarterly within 60 days of the end of each fiscal quarter, in the annual and semi-annual reports to Fund shareholders, and in the quarterly holdings report on Part F of Form N-PORT. These reports will be made available, free of charge, on the EDGAR database on the SEC’s website at www.sec.gov.

Any suspected breach of this policy must be reported immediately to the Trust’s CCO, or to the chief compliance officer of the Adviser who is to report it to the Trust’s CCO. The Board of Trustees reserves the right to amend the Disclosure Policies at any time without prior notice in its sole discretion.

Determination of Net Asset Value

The NAV of each Fund’s shares will fluctuate and is determined as of the close of trading on the NYSE (generally 4:00 p.m., Eastern time) each business day. The NYSE annually announces the days on which it will not be open for trading. The most

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recent announcement indicates that the NYSE will not be open on the following days: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. However, the NYSE may close on days not included in that announcement. If the NYSE closes early, each Fund will calculate the NAV as of the close of trading on the NYSE on that day. If an emergency exists as permitted by the SEC, the NAV may be calculated at a different time.

The NAV per share is computed by dividing the value of the securities held by each Fund plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of shares in each Fund outstanding at such time.

Net Assets	=	Net Asset Value Per Share
Shares Outstanding

Generally, each Fund’s investments are valued at market value or, in the absence of a market value, at fair value as determined in good faith by each Sub-Adviser and the valuation designee, under Rule 2a-5 of the 1940 Act, pursuant to procedures approved by or under the direction of the Board of Trustees.

Each equity security owned by each Fund, including depositary receipts, that is traded on a national securities exchange, except for securities listed on the NASDAQ Stock Market LLC (“NASDAQ”), is valued at its last sale price on the exchange on which such security is traded, as of the close of business on the day the security is being valued or, lacking any reported sales, at the mean between the most recent bid and asked price. All equity securities that are not traded on a listed exchange are valued at the last sales price at the close of the OTC market. If a non-exchange listed security does not trade on a particular day, then the mean between the last quoted bid and the asked prices will be used as long as it continues to reflect the value of the security.

Securities that are traded on more than one exchange are valued using the price of the exchange that each Fund generally considers to be the principal exchange on which the security is traded. Fund securities listed on NASDAQ will be valued using the NASDAQ Official Closing Price, which may not necessarily represent the last sales price. If there has been no sale on such exchange or on NASDAQ on such day, the security will be valued at the mean between the most recent quoted bid and asked prices at the close of the exchange on such day, or the security shall be valued at the latest sales price on the “composite market” for the day such security is being valued. The composite market is defined as a consolidation of the trade information provided by a national securities and foreign exchange and OTC markets as published by an approved pricing service (“Pricing Service”).

Money market funds, demand notes and repurchase agreements are valued at cost. If cost does not represent current market value the securities will be priced at fair value.

Debt securities, including short-term instruments having a maturity of 60 days or less, are valued at the mean in accordance with prices provided by a Pricing Service. Pricing Services may use various valuation methodologies such as the mean between the bid and ask prices, matrix pricing method or other analytical pricing models as well as market transactions and dealer quotations. If a price is not available from a Pricing Service, the most recent quotation obtained from one or more broker-dealers known to follow the issue will be obtained. Fixed income securities purchased on a delayed-delivery basis are typically marked to market daily until settlement at the forward settlement date. Quotations will be valued at the mean between the bid and the offer. Fixed income securities purchased on a delayed-delivery basis are typically marked to market daily until settlement at the forward settlement date. Any discount or premium is accrued or amortized using the constant yield method until maturity.

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Exchange traded options are valued at the composite price, using the National Best Bid and Offer quotes (“NBBO”). NBBO consists of the highest bid price and lowest ask price across any of the exchanges on which an option is quoted, thus providing a view across the entire U.S. options marketplace. Specifically, composite pricing looks at the last trades on the exchanges where the options are traded. If there are no trades for the option on a given business day composite option pricing calculates the mean of the highest bid price and lowest ask price across the exchanges where the option is traded.

All other assets of each Fund are valued in such manner as the Board of Trustees in good faith deems appropriate to reflect their fair value.

Additional Purchase and Redemption Information

The information provided below supplements the information contained in the Prospectus regarding the purchase and redemption of Fund shares.

How to Purchase Shares

You may purchase shares of each Fund directly from each Fund, or from securities brokers, dealers or other financial intermediaries (collectively, “Financial Intermediaries”). Investors should contact their Financial Intermediary directly for appropriate instructions, as well as information pertaining to accounts and any service or transaction fees that may be charged. Each Fund may enter into arrangements with certain Financial Intermediaries whereby such Financial Intermediaries (and their authorized designees) are authorized to accept your order on behalf of each Fund (each an “Authorized Intermediary”). If you transmit your purchase request to an Authorized Intermediary before the close of regular trading (generally 4:00 p.m., Eastern time) on a day that the NYSE is open for business, shares will be purchased at the next calculated NAV, after the Financial Intermediary receives the request. Investors should check with their Financial Intermediary to determine if it is an Authorized Intermediary.

Investors wishing to purchase Fund shares should contact each Fund toll free at 1-855-625-7333. If you are purchasing shares through a Financial Intermediary, you must follow the procedures established by your Financial Intermediary. Your Financial Intermediary is responsible for sending your purchase order and wiring payment to the Transfer Agent. Your Financial Intermediary holds the shares in your name and receives all confirmations of purchases and sales.

Shares are purchased at the next calculated NAV, after the Transfer Agent or Authorized Intermediary receives your purchase request in good order. In most cases, in order to receive that day’s NAV, the Transfer Agent must receive your order in good order before the close of regular trading on the NYSE (generally 4:00 p.m., Eastern time).

The Trust reserves the right in its sole discretion: (i) to suspend the continued offering of each Fund’s shares; (ii) to reject purchase orders in whole or in part when in the judgment of the Adviser or the Distributor such rejection is in the best interest of each Fund; and (iii) to reduce or waive the minimum for initial and subsequent investments for certain fiduciary accounts or under circumstances where certain economies can be achieved in sales of each Fund’s shares.

The Adviser reserves the right to reject any initial or additional investments.

How to Redeem Shares and Delivery of Redemption Proceeds

You may redeem your Fund shares any day the NYSE is open for regular trading, either directly with each Fund or through your Financial Intermediary.

Payments to shareholders for shares of each Fund redeemed directly from each Fund will be made as promptly as possible, but no later than seven days after receipt by the Transfer Agent of the written request in proper form, with the appropriate documentation as stated in the Prospectus, except that each Fund may suspend the right of redemption or postpone the date

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of payment during any period when: (a) trading on the NYSE is restricted as determined by the SEC or the NYSE is closed for other than weekends and holidays; (b) an emergency exists as determined by the SEC making disposal of portfolio securities or valuation of net assets of each Fund not reasonably practicable; or (c) for such other period as the SEC may permit for the protection of each Fund’s shareholders.

The value of shares on redemption or repurchase may be more or less than the investor’s cost, depending upon the market value of each Fund’s portfolio securities at the time of redemption or repurchase.

Telephone Redemptions

Shareholders with telephone transaction privileges established on their account may redeem Fund shares by telephone. Upon receipt of any instructions or inquiries by telephone from the shareholder, each Fund or its authorized agents may carry out the instructions and/or respond to the inquiry consistent with the shareholder’s previously established account service options. For joint accounts, instructions or inquiries from either party will be carried out without prior notice to the other account owners. In acting upon telephone instructions, each Fund and its agents use procedures that are reasonably designed to ensure that such instructions are genuine. These include recording all telephone calls, requiring pertinent information about the account and sending written confirmation of each transaction to the registered owner.

The Transfer Agent will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. If the Transfer Agent fails to employ reasonable procedures, each Fund and the Transfer Agent may be liable for any losses due to unauthorized or fraudulent instructions. If these procedures are followed, however, to the extent permitted by applicable law, neither the Funds nor their agents will be liable for any loss, liability, cost or expense arising out of any redemption request, including any fraudulent or unauthorized request. For additional information, contact the Transfer Agent.

Redemption in Kind

Each Fund does not intend to redeem shares in any form except cash. The Trust, however, has filed a notice of election under Rule 18f-1 of the 1940 Act that allows each Fund to redeem in-kind redemption requests of a certain amount. Specifically, if the amount you are redeeming during any 90-day period is in excess of the lesser of $250,000 or 1% of the net assets of each Fund, valued at the beginning of such period, each Fund has the right to redeem your shares by giving you the amount that exceeds $250,000 or 1% of the net assets of each Fund in securities instead of cash. If each Fund pays your redemption proceeds by a distribution of securities, you could incur brokerage or other charges in converting the securities to cash, and you will bear any market risks associated with such securities until they are converted into cash. For federal income tax purposes, redemptions made in-kind are taxed in the same manner to a redeeming shareholder as redemptions made in cash. In addition, sales of securities received in kind may generate taxable gains.

Federal Income Tax Matters

This section is not intended to be a full discussion of federal income tax laws and the effect of such laws on you.

This section is based on the Code, Treasury Regulations, judicial decisions, and IRS guidance on the date hereof, all of which are subject to change, and possibly with retroactive effect. These changes could impact each Fund’s investments or the tax consequences to you of investing in each Fund. Some of the changes could affect the timing, amount and tax treatment of Fund distributions made to shareholders. There may be other federal, state, foreign or local tax considerations to a particular shareholder. No assurance can be given that legislative, judicial, or administrative changes will not be forthcoming which could affect the accuracy of any statements made in this section. Please consult your tax advisor before investing.

Each series of the Trust is treated as a separate entity for federal income tax purposes. Each Fund, as a series of the Trust, intends to qualify and elect to be treated as a RIC under Subchapter M of the Code, provided it complies with all applicable requirements regarding the source of its income, diversification of its assets and timing and amount of its distributions. Each Fund’s policy is to distribute to its shareholders all of its investment company taxable income and any net capital gain for

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each taxable year in a manner that complies with the distribution requirements of the Code, so that each Fund will not be subject to any federal income or excise taxes on amounts distributed. However, each Fund can give no assurances that its anticipated distributions will be sufficient to eliminate all Fund level taxes. If each Fund does not qualify as a RIC and is unable to obtain relief from such failure, it would be taxed as a regular corporation and, in such case, it would be more beneficial for a shareholder to directly own each Fund’s underlying investments rather than indirectly owning them through each Fund.

To qualify as a RIC, each Fund must derive at least 90% of its gross income from “good income,” which includes: (1) dividends, interest, certain payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies; (2) other income (including but not limited to gains from options, futures or forward contracts) derived with respect to each Fund’s business of investing in such stock, securities or foreign currencies; and (3) net income derived from an interest in a qualified publicly traded partnership. Although Code Section 851(b) authorizes the U.S. Treasury Department to issue Treasury Regulations excluding “foreign currency gains” that are not directly related to a RIC’s principal business of investing in stock or securities from qualifying income, Treasury Regulations currently provide that gains from the sale or other disposition of foreign currencies is qualifying income. Nevertheless, there can be no assurance that future Treasury Regulations will not come to a different conclusion or that each Fund will satisfy all requirements to be taxed as a RIC.

Furthermore, each Fund must diversify its holdings such that at the end of each fiscal quarter, (i) at least 50% of the value of each Fund’s assets consists of cash, cash equivalents, U.S. government securities, securities of other RICs, and other acceptable securities, with such other securities limited, in respect to any one issuer, to an amount not greater in value than 5% of the value of each Fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer; and (ii) no more than 25% of the value of each Fund’s assets may be invested in the securities of any one issuer (other than U.S. government securities or securities of other RICs), or of any two or more issuers that are controlled, as determined under applicable Code rules, by each Fund and that are engaged in the same, similar or related trades or businesses, or of certain qualified publicly traded partnerships.

Each Fund will be subject to a nondeductible 4% federal excise tax on certain undistributed income if it does not distribute to its shareholders in each calendar year an amount at least equal to 98% of its ordinary income for the calendar year plus 98.2% of its capital gain net income for either the one-year period ending on October 31 of that year, or, if each Fund makes an election under Section 4982(e)(4) of the Code, each Fund’s fiscal year end, subject to an increase for any shortfall in the prior year’s distribution. Each Fund has a Section 4982(e)(4) election currently in effect. Each Fund intends to declare and distribute dividends and distributions in the amounts and at the times necessary to avoid the application of the excise tax, but can make no assurances that all such tax liability will be eliminated.

Investment company taxable income generally consists of interest, dividends, net short-term capital gain, and net gain from foreign currency transactions, less expenses. Net capital gain is the excess of the net long-term gain from each Fund’s sales or exchanges of capital assets over the net short-term loss from such sales or exchanges, taking into account any capital loss carryforward of each Fund. Net capital losses not used during any year may be carried forward indefinitely until used, and will retain their character as short-term or long-term. Each Fund may also elect to defer certain losses for tax purposes.

Capital Loss Carryforwards. For the fiscal year ended December 31, 2025, the CenterSquare Fund had long-term capital losses of $1,843,660 and short term capital losses of $238,542, which will be carried forward indefinitely to offset future realized capital gains; the Long Short Fund had short-term capital losses of $324,272,651, which will be carried forward indefinitely to offset future realized capital gains; the Foresight Fund had a long-term capital losses of $2,316,013 and short term capital losses of $1,189,658, which will be carried forward indefinitely to offset future realized capital gains. To the extent each Fund realizes future net capital gains, taxable distributions to its shareholders will be first offset by any unused

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capital loss carryovers from the year ended December 31, 2025. The Greenspring Fund, and the Tran Fund did not have any capital losses for the fiscal period ended December 31, 2025.

Distributions of investment company taxable income are taxable to shareholders as ordinary income. For a non-corporate shareholder, a portion of each Fund’s distributions of investment company taxable income may consist of “qualified dividend income” eligible for taxation at the reduced federal income tax rates applicable to long-term capital gains to the extent that the amount distributed is attributable to and reported as “qualified dividend income” and the shareholder meets certain holding period requirements with respect to its Fund shares. For a corporate shareholder, a portion of each Fund’s distributions of investment company taxable income may qualify for the intercorporate dividends received deduction to the extent each Fund receives dividends directly or indirectly from U.S. corporations, reports the amount distributed as eligible for deduction and the shareholder meets certain holding period requirements with respect to its shares. The aggregate amount so reported to either non-corporate or corporate shareholders as applicable, cannot, however, exceed the aggregate amount of such dividends received by each Fund for its taxable year.

Distributions of net capital gain are taxable to shareholders as long-term capital gain regardless of the length of time that a shareholder has owned Fund shares. Distributions of net capital gain are not eligible for “qualified dividend income” treatment or the dividends-received deduction referred to in the previous paragraph.

Distributions of investment company taxable income and net capital gain will be taxable as described above whether received in additional Fund shares or in cash. Shareholders who choose to receive distributions in the form of additional Fund shares will have a cost basis for federal income tax purposes in each share so received equal to the NAV of a share on the reinvestment date. Distributions are generally taxable when received. However, distributions declared in October, November or December to shareholders of record and paid the following January are taxable as if received on December 31. Distributions are generally includable in alternative minimum taxable income in computing a non-corporate shareholder’s liability for the alternative minimum tax.

Certain individuals, trusts and estates may be subject to a Net Investment Income (“NII”) tax of 3.8% (in addition to the regular income tax). The NII tax is imposed on the lesser of: (i) a taxpayer’s investment income, net of deductions properly allocable to such income; or (ii) the amount by which such taxpayer’s modified adjusted gross income exceeds certain thresholds ($250,000 for married individuals filing jointly, $200,000 for unmarried individuals and $125,000 for married individuals filing separately). Each Fund’s distributions are includable in a shareholder’s investment income for purposes of this NII tax. In addition, any capital gain realized by a shareholder upon the sale or redemption of Fund shares is includable in such shareholder’s investment income for purposes of this NII tax.

A sale or redemption of Fund shares, whether for cash or in kind proceeds, may result in recognition of a taxable capital gain or loss. Gain or loss realized upon a sale or redemption of Fund shares will generally be treated as a long-term capital gain or loss if the shares have been held for more than one year, and, if held for one year or less, as a short-term capital gain or loss. However, any loss realized upon a sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gain received or deemed to be received with respect to such shares. In determining the holding period of such shares for this purpose, any period during which your risk of loss is offset by means of options, short sales, or similar transactions is not counted. Any loss realized upon a sale or redemption of Fund shares may be disallowed under certain wash sale rules to the extent shares of each Fund are purchased (through reinvestment of distributions or otherwise) within 30 days before or after the sale or redemption. If a shareholder’s loss is disallowed under the wash sale rules, the basis of the new shares will be increased to preserve the loss until a future sale or redemption of the shares.

Each Fund may invest in MLPs that are treated as qualified publicly traded partnerships for federal income tax purposes. The income derived from such investments constitutes “good income” for purposes of satisfying the source of income requirement

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for each Fund to maintain its status as a RIC. However, no more than 25% of the value of a RIC’s total assets at the end of each fiscal quarter may be invested in securities of qualified publicly traded partnerships. If an MLP in which each Fund invests does not qualify as a qualified publicly traded partnership (and the MLP is not otherwise taxed as a corporation for federal income tax purposes), each Fund must look through to the character of the income generated by the MLP. Such income may not qualify as “good income” and could adversely affect each Fund’s status as a RIC.

If an MLP in which each Fund invests is taxed as a partnership for federal income tax purposes, the cash distributions received by each Fund from the MLP may not correspond to the amount of income allocated to each Fund by the MLP in any given taxable year. If the amount of income allocated to each Fund by an MLP exceeds the amount of cash received by each Fund from such MLP, each Fund may have difficulty making distributions to its shareholders in the amounts necessary to satisfy the distribution requirements for maintaining each Fund’s status as a RIC and avoiding any federal income and excise taxes at each Fund level. Accordingly, each Fund may have to dispose of its portfolio investments under disadvantageous circumstances in order to generate sufficient cash to satisfy the distribution requirements. Distributions to each Fund from an MLP that is taxed as a partnership for federal income tax purposes will constitute a return of capital to the extent of each Fund’s basis in its interest in the MLP. If each Fund’s basis is reduced to zero, distributions in excess of basis will generally constitute capital gain for federal income tax purposes.

If more than 50% of the value of each Fund’s total assets at the close of its taxable year consists of stock and securities in foreign corporations, each Fund will be eligible to, and may, file an election with the IRS that would enable each Fund’s shareholders, in effect, to receive the benefit of the foreign tax credit with respect to any income taxes paid by each Fund to foreign countries and U.S. possessions. Pursuant to the election, each Fund would treat those foreign taxes as distributions paid to its shareholders, and each shareholder would be required to (i) include in gross income, and treat as paid by him, his proportionate share of those taxes, (ii) treat his share of those taxes and of any distribution paid by each Fund that represents income from foreign countries or U.S. possessions as his own income from those sources, and (iii) either deduct the taxes deemed paid by him in computing his taxable income or, alternatively, claim the foreign tax credit against his federal income tax. If each Fund makes this election, it will report to its shareholders shortly after each taxable year their respective share of income from sources within, and taxes paid to, foreign countries and U.S. possessions. The Code may limit a shareholder’s ability to claim a foreign tax credit. Shareholders who elect to deduct their portion of each Fund’s foreign taxes rather than take the foreign tax credit must itemize deductions on their income tax returns.

Under the Foreign Account Tax Compliance Act (“FATCA”), each Fund may be required to withhold a generally nonrefundable 30% tax on (i) distributions of investment company taxable income, and (ii) distributions of net capital gain and the gross proceeds of a sale or redemption of Fund shares paid to (A) certain “foreign financial institutions” unless such foreign financial institution agrees to verify, monitor, and report to the IRS the identity of certain of its accountholders, among other items (unless such entity is otherwise deemed compliant under the terms of an intergovernmental agreement with the United States), and (B) certain “non-financial foreign entities” unless such entity certifies to each Fund that it does not have any substantial U.S. owners or provides the name, address, and taxpayer identification number of each substantial U.S. owner, among other items. In December 2018, the IRS and Treasury Department released proposed Treasury Regulations that would eliminate FATCA withholding on Fund distributions of net capital gain and the gross proceeds from a sale or redemption of Fund shares. Although taxpayers are entitled to rely on these proposed Treasury Regulations until final Treasury Regulations are issued, these proposed Treasury Regulations have not been finalized, may not be finalized in their proposed form, and are potentially subject to change. This FATCA withholding tax could also affect each Fund’s return on its investments in foreign securities or affect a shareholder’s return if the shareholder holds its Fund shares through a foreign intermediary. You are urged to consult your tax adviser regarding the application of this FATCA withholding tax to your investment in each Fund and the potential certification, compliance, due diligence, reporting, and withholding obligations to which you may become subject in order to avoid this withholding tax.

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Each Fund’s transactions, if any, in forward contracts, options, futures contracts, swaps and other investments may be subject to special provisions of the Code that, among other things, may accelerate recognition of income to each Fund, defer each Fund’s losses, and affect whether capital gain and loss is characterized as long-term or short-term. These provisions could therefore affect the character, amount and timing of distributions to shareholders. These provisions also may require each Fund to “mark-to-market” certain positions (i.e., treat them as if they were closed out). This “mark-to-market” requirement may cause each Fund to recognize income without receiving cash, and each Fund may have difficulty making distributions to its shareholders in the amounts necessary to satisfy the distribution requirements for maintaining each Fund’s status as a RIC and avoiding any income and excise taxes at each Fund level. Accordingly, each Fund may have to dispose of its investments under disadvantageous circumstances in order to generate sufficient cash to satisfy the distribution requirements of the Code.

Except in the case of certain exempt shareholders, if a shareholder does not furnish each Fund with its correct Social Security Number or other taxpayer identification number and certain certifications or each Fund receives notification from the IRS requiring backup withholding, each Fund is required by federal law to withhold federal income tax from the shareholder’s distributions and redemption proceeds at a rate set under Section 3406 of the Code for U.S. residents.

Foreign taxpayers (including nonresident aliens) are generally subject to a tax withholding at a flat rate of 30% on U.S.-source income that is not effectively connected with the conduct of a trade or business in the United States. This withholding rate may be lower under the terms of a tax treaty or convention.

Taxation of the Fund’s Investments

Certain Debt Obligations; Original Issue Discount; Market Discount. For U.S. federal income tax purposes, some debt obligations with a fixed maturity date of more than one year from the date of issuance (and zero-coupon debt obligations with a fixed maturity date of more than one year from the date of issuance) will be treated as having original issue discount (“OID”). OID is, very generally, the excess of the stated redemption price at maturity of a debt obligation over the issue price. OID is treated for U.S. federal income tax purposes as interest income earned by the Fund, which will comprise a part of the Fund’s investment company taxable income or net tax-exempt income, if any, required to be distributed to shareholders as described above, whether or not cash on the debt obligation is actually received. Generally, the amount of OID accrued each year is determined on the basis of a constant yield to maturity which takes into account the compounding of interest (as potentially reduced by any amortizable bond premium—see below).

Some debt obligations with a fixed maturity date of more than one year from the date of issuance that are acquired by the Fund in the secondary market may be treated as having “market discount.” Very generally, market discount is the excess of the stated redemption price of a debt obligation (or in the case of an obligation issued with OID, its “revised issue price”) over the purchase price of such obligation. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt obligation having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt obligation. Alternatively, the Fund may elect to accrue market discount currently, in which case the Fund will be required to include the accrued market discount in the Fund’s income (as ordinary income) and thus distribute it over the term of the debt obligation, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt obligation. The rate at which the market discount accrues, and thus is included in the Fund’s income, will depend upon which of the permitted accrual methods the Fund elects.

Some debt obligations with a fixed maturity date of one year or less from the date of issuance may be treated as having OID or, in certain cases, “acquisition discount” (very generally, the excess of the stated redemption price over the purchase price). Generally, the Fund will be required to include the acquisition discount or OID in income (as ordinary income) and thus distribute it over the term of the debt obligation, even though payment of that amount is not received until a later time, upon

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partial or full repayment or disposition of the debt obligation. The Fund may make one or more of the elections applicable to debt obligations having acquisition discount or OID, which could affect the character and timing of recognition of income.

Pay-in-kind bonds also will give rise to income which is required to be distributed and is taxable even though the Fund holding the obligation receives no interest payment in cash on the obligation during the year.

If the Fund holds the foregoing kinds of obligations, or other obligations subject to special rules under the Code, it may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest the Fund actually received. Such distributions may be made from the cash assets of the Fund or, if necessary, by selling of portfolio obligations including at a time when it may not be advantageous to do so. These dispositions may cause the Fund to realize higher amounts of short-term capital gains (generally taxed to shareholders at ordinary income tax rates) and, in the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger Capital Gain Dividend (see “Federal Income Taxation of Shareholders,” below) than if the Fund had not held such obligations.

Securities Issued or Purchased at a Premium. Very generally, where the Fund purchases a bond at a price that exceeds the stated principal amount (or revised issue price)—that is, at a premium—the premium is amortizable over the remaining term of the bond. In the case of a taxable bond, if the Fund makes an election applicable to all such bonds it purchases, which election is irrevocable without the consent of the IRS, the Fund reduces the current taxable income from the bond by the amortizable premium and reduces its tax basis in the bond (or the upward basis adjustment attributable to any OID) by the amount of such offset; upon the disposition or maturity of such bonds acquired on or after January 4, 2013, the Fund is permitted to deduct, against stated interest from other bonds, any remaining premium allocable to a prior period. In the case of a tax-exempt bond, tax rules require the Fund to reduce its tax basis by the amount of amortizable premium.

Junk Bonds. To the extent such investments are permissible, the Fund may invest in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest or who are in default. If the Fund invests in high-yield OID obligations issued by corporations (including tax-exempt obligations), a portion of the OID accruing on the obligation may be treated as taxable dividend income. In such cases, if the issuer of the high-yield discount obligation is a domestic corporation, dividend payments by the Fund attributable to such portion of accrued OID may be eligible for the dividends-received deduction for corporate shareholders.

Investments in debt obligations that are at risk of or in default present special tax issues for the Fund. Tax rules are not entirely clear about issues such as whether or to what extent the Fund should recognize market discount on a debt obligation, when the Fund may cease to accrue interest, OID or market discount, when and to what extent the Fund may take deductions for bad debts or worthless securities and how the Fund should allocate payments received on obligations in default between principal and income. These and other related issues will be addressed by the Fund when, as and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its eligibility for treatment as a regulated investment company and does not become subject to U.S. federal income or excise tax.

REITs. Any investment by the Fund in equity securities of REITs qualifying as real estate investment trusts under Subchapter M of the Code may result in the Fund’s receipt of cash in excess of the REIT’s earnings; if the Fund distributes these amounts, these distributions could constitute a return of capital to Fund shareholders for U.S. federal income tax purposes. Dividends received by the Fund from a REIT will not qualify for the corporate dividends-received deduction and generally will not constitute qualified dividend income (see “Federal Income Taxation of Shareholders,” below).

Distributions by the Fund to its shareholders that the Fund properly reports as “section 199A dividends,” as defined and subject to certain conditions described below, are treated as qualified REIT dividends in the hands of non-corporate shareholders. Non-corporate shareholders are permitted a federal income tax deduction equal to 20% of qualified REIT dividends received by them, subject to certain limitations. Very generally, a “section 199A dividend” is any dividend or portion thereof that is attributable to certain dividends received by a regulated investment company from REITs, to the extent

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such dividends are properly reported as such by the regulated investment company in a written notice to its shareholders. A section 199A dividend is treated as a qualified REIT dividend only if the shareholder receiving such dividend holds the dividend-paying regulated investment company shares for at least 46 days of the 91-day period beginning 45 days before the shares become ex-dividend, and is not under an obligation to make related payments with respect to a position in substantially similar or related property. The Fund is permitted to report such part of its dividends as section 199A dividends as are eligible, but is not required to do so.

Issuer Deductibility of Interest. A portion of the interest paid or accrued on certain high-yield discount obligations owned by the Fund may not be deductible to (and thus, may affect the cash flow of) the issuer and will instead be treated as a dividend paid by the issuer for purposes of the dividends-received deduction (described below). In such cases, if the issuer of the high-yield discount obligations is a domestic corporation, dividend payments by the Fund may be eligible for the corporate dividends-received deduction (described below) to the extent attributable to the deemed dividend portion of such accrued interest.

Mortgage-Related Securities. The Fund may invest directly or indirectly (e.g., through REITs) in residual interests in real estate mortgage investment conduits (“REMICs”), including by investing in residual interests in CMOs with respect to which an election to be treated as a REMIC is in effect or equity interests in taxable mortgage pools (“TMPs”). Under a notice issued by the IRS in October 2006 and Treasury regulations that have yet to be issued but may apply retroactively, a portion of the Fund’s income (including income allocated to the Fund from a REIT or other pass-through entity) that is attributable to a residual interest in a REMIC or an equity interest in a TMP (referred to in the Code as an “excess inclusion”) will be subject to U.S. federal income tax in all events. This notice also provides, and the regulations are expected to provide, that excess inclusion income of a regulated investment company, such as the Fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related interest directly. As a result, the Fund, if investing in such interests, may not be a suitable investment for charitable remainder trusts (see “Tax-Exempt Shareholders” below).

In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income and (iii) in the case of a non-U.S. shareholder, will not qualify for any reduction in U.S. federal withholding tax. A shareholder will be subject to U.S. federal income tax on such inclusions notwithstanding any exemption from such income tax otherwise available under the Code.

Repurchase Agreements and Securities Loans. Any distribution of income that is attributable to (i) income received by the Fund in lieu of dividends with respect to securities on loan pursuant to a securities lending transaction or (ii) dividend income received by the Fund on securities it temporarily purchased from a counterparty pursuant to a repurchase agreement that is treated for U.S. federal income tax purposes as a loan by the Fund, will not constitute qualified dividend income to individual shareholders and will not be eligible for the dividends-received deduction for corporate shareholders, in each case as described below. In addition, withholding taxes accrued on dividends during the period that such security was not directly held by the Fund will not qualify as a foreign tax paid by the Fund and therefore cannot be passed through to shareholders even if the Fund were otherwise to meet the requirements described in “Foreign Taxes,” below.

Passive Foreign Investment Companies. Under the Code, investments in certain foreign investment companies that qualify as “passive foreign investment companies” (“PFICs”) are subject to special tax rules. A PFIC is any foreign corporation in which (i) 75% or more of the gross income for the taxable year is passive income, or (ii) the average percentage of the assets (generally by value, but by adjusted tax basis in certain cases) that produce or are held for the production of passive income is at least 50%. Generally, “passive income” for this purpose means dividends, interest (including income equivalent to

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interest), royalties, rents, annuities, the excess of gains over losses from certain property transactions and commodities transactions, and foreign currency gains. Passive income for this purpose does not include rents and royalties received by the foreign corporation from active business and certain income received from related persons.

Equity investments by the Fund in certain PFICs could subject the Fund to a U.S. federal income tax or other charge (including interest charges) on distributions received from the PFIC or on proceeds received from the disposition of shares in the PFIC, which tax cannot be eliminated by making distributions to the Fund’s shareholders. However, in certain circumstances, the Fund may avoid this tax treatment by electing to treat the PFIC as a “qualified electing fund” (i.e., make a “QEF” election), in which case the Fund will be required to include its share of the PFIC’s income and net capital gains annually, regardless of whether it receives any distribution from the PFIC. Alternatively, the Fund may elect to mark the gains (and to a limited extent losses) in its PFIC holdings “to the market” as though it had sold (and repurchased) its holdings in those PFICs on the last day of the Fund’s taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may have the effect of accelerating the recognition of income (without the receipt of cash) and increasing the amount required to be distributed for the Fund to avoid taxation. Making either of these elections therefore may require the Fund to sell other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Fund’s total return. If the Fund indirectly invests in PFICs by virtue of the Fund’s investment in underlying U.S. funds, it may not make such elections; rather, the underlying U.S. funds directly investing in PFICs would decide whether to make such elections.

Because it is not always possible to identify a foreign corporation as a PFIC, the Fund may incur the tax and interest charges described above in some instances. Dividends paid by PFICs will not be eligible to be treated as “qualified dividend income.” See “Federal Income Taxation of Shareholders,” below.

Investments in Other RICs. The Fund’s investments in shares of other mutual funds, ETFs or other companies that are treated as regulated investment companies (each, an “underlying RIC”), can cause the Fund to be required to distribute greater amounts of net investment income or net capital gain than the Fund would have distributed had it invested directly in the securities held by the underlying RIC, rather than in shares of the underlying RIC. Further, the amount or timing of distributions from the Fund qualifying for treatment as a particular character (e.g., long-term capital gain, exempt interest, eligibility for dividends-received deduction, etc.) will not necessarily be the same as it would have been had the Fund invested directly in the securities held by the underlying RIC. If the Fund receives dividends from an underlying RIC, and the underlying RIC reports such dividends as “qualified dividend income,” then the Fund is permitted in turn to report a portion of its distributions as qualified dividend income, provided the Fund meets holding period and other requirements with respect to shares of the underlying RIC.

If the Fund receives dividends from an underlying RIC and the underlying RIC reports such dividends as eligible for the “dividends-received deduction,” then the Fund is permitted in turn to report its distributions derived from those dividends as eligible for the dividends-received deduction as well, provided the Fund meets holding period and other requirements with respect to shares of the underlying RIC. (Qualified dividend income and the dividends-received deduction are described below.)

Taxation of Certain Investments. Including as described above, certain of the Fund’s investments will create taxable income in excess of the cash they generate. In such cases, the Fund may be required to sell assets (including when it is not advantageous to do so) to generate the cash necessary to distribute to its shareholders all of its income and gains and therefore to eliminate any tax liability at the Fund level. These dispositions may cause the Fund to realize higher amounts of short-term capital gains (generally taxed to shareholders at ordinary income tax rates) and, in the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger Capital Gain Dividend (as defined below) than if the Fund had not held such investments. The character of the Fund’s taxable income will, in many cases, be determined on the basis of reports made to the Fund by the issuers of the securities in which they invest. The tax treatment of certain securities in which

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the Fund may invest is not free from doubt and it is possible that an IRS examination of the issuers of such securities could result in adjustments to the income of the Fund.

Foreign Income Tax. Investment income received, and gains realized, by each Fund from sources within foreign countries may be subject to foreign income tax withholding at the source, and the amount of tax withheld generally will be treated as an expense of each Fund. The United States has entered into tax treaties with many foreign countries that entitle each Fund to a reduced rate of, or exemption from, tax on such income. Some countries require the filing of a tax reclaim or other form(s) to receive the benefit of the reduced tax rate; whether or when each Fund will receive a tax reclaim is within the control of the individual country. Information required on those forms may not be available, such as certain shareholder information; therefore, each Fund may not receive one or more reduced treaty rates or potential reclaims. Other countries have conflicting and changing instructions and restrictive timing requirements that also may cause each Fund to not receive one or more reduced treaty rates or potential reclaims. Other countries may subject capital gains realized by each Fund on the sale or other disposition of securities of that country to taxation. It is impossible to determine the effective rate of foreign tax in advance, since the amount of each Fund’s assets to be invested in various countries is not known.

Each Fund may elect to pass through to you your pro rata share of foreign income taxes paid by each Fund if more than 50% of the value of each Fund’s total assets at the close of its taxable year consists of foreign stocks and securities. Each Fund will notify you if it is eligible to and makes such an election.

Distributions

Each Fund will receive income primarily in the form of dividends and interest earned on each Fund’s investments in securities. This income, less the expenses incurred in its operations, is each Fund’s net investment income, substantially all of which will be distributed to each Fund’s shareholders.

The amount of each Fund’s distributions is dependent upon the amount of net investment income received by each Fund from its portfolio holdings, is not guaranteed and is subject to the discretion of the Board of Trustees. Each Fund does not pay “interest” or guarantee any fixed rate of return on an investment in its shares.

Each Fund may realize capital gains or losses in connection with sales or other dispositions of its portfolio securities. Any net gain that each Fund may realize from transactions involving investments held less than the period required for long-term capital gain or loss recognition or otherwise producing short-term capital gains and losses (taking into account any capital loss carryforward), will comprise part of net investment income. If during any year each Fund realizes a net gain on transactions involving investments held for the period required for long-term capital gain or loss recognition or otherwise producing long-term capital gains and losses, each Fund will generally have a net long-term capital gain. After deduction of the amount of any net short-term capital loss, the balance (to the extent not offset by any capital loss carryforward) will be distributed and treated as long-term capital gains in the hands of the shareholders regardless of the length of time that each Fund shares may have been held by the shareholder. Net capital losses realized by each Fund may be carried forward indefinitely, and will generally retain their character as short-term or long-term capital losses. For more information concerning applicable capital gains tax rates, please consult your tax adviser.

Any distribution paid by each Fund reduces each Fund’s NAV per share on the date paid by the amount of the distribution per share. Accordingly, a distribution paid shortly after a purchase of shares by a shareholder would represent, in substance, a partial return of capital (to the extent it is paid on the shares so purchased), even though it would be subject to federal income taxes.

Distributions will be reinvested in additional Fund shares unless the shareholder has otherwise indicated. Shareholders have the right to change their elections with respect to the reinvestment of distributions by notifying the Transfer Agent in writing, by telephone at 1-855-625-7333 (toll-free) or by contacting an Authorized Intermediary. However, any such change will be

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effective only as to distributions for which the record date is five or more calendar days after the Transfer Agent has received the written request.

Cost Basis Reporting

Each Fund is required to report to certain shareholders and the IRS the cost basis of Fund shares acquired on or after January 1, 2012, by such shareholders (“covered shares”) when the shareholder sells or redeems such shares. This reporting requirement does not apply to shares acquired prior to January 1, 2012 or to shares held through a tax-deferred arrangement, such as a 401(k) plan or an IRA, or to shares held by tax-exempt organizations, financial institutions, corporations (other than S corporations), banks, credit unions and certain other entities and governmental bodies (“non-covered shares”). Each Fund is not required to determine or report a shareholder’s cost basis in non-covered shares and is not responsible for the accuracy or reliability of any information provided for non-covered shares.

The cost basis of a share is generally its purchase price adjusted for distributions, returns of capital, and other corporate actions. Cost basis is used to determine whether the sale or redemption of a share results in a capital gain or loss. If you sell or redeem covered shares during any year, then each Fund will report the gain or loss, cost basis, and holding period of such covered shares to the IRS and you on Form 1099.

A cost basis method is the method by which each Fund determines which specific covered shares are deemed to be sold or redeemed when a shareholder sells or redeems less than its entire holding of covered shares and has made multiple purchases of covered shares on different dates at differing NAVs. If a shareholder does not affirmatively elect a cost basis method, each Fund will use the average cost method, which averages the basis of all Fund shares in an account regardless of holding period, and shares sold or redeemed are deemed to be those with the longest holding period first. Each shareholder may elect in writing (and not over the telephone) any alternate IRS-approved cost basis method to calculate the cost basis in its covered shares. The default cost basis method applied by each Fund or the alternate method elected by a shareholder may not be changed after the settlement date of a sale or redemption of Fund shares.

If you hold Fund shares through a broker (or another nominee), please contact that broker or nominee with respect to the reporting of cost basis and available elections for your account.

You are encouraged to consult your tax adviser regarding the application of these cost basis reporting rules and, in particular, which cost basis calculation method you should elect.

Financial Statements

The financial statements of the Funds’ independent registered public accounting firm’s report appearing in the Funds’ Annual Report for the fiscal year ended December 31, 2025 are hereby incorporated by reference.

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Appendix A

CenterSquare Investment Management LLC

Introduction

Pursuant to the adoption by the Securities and Exchange Commission of Rule 206(4)-6 under the Investment Advisers Act of 1940 (the “Advisers Act”), it is a fraudulent, deceptive, or manipulative act, practice or course of business, within the meaning of Section 206(4) of the Advisers Act, for a registered investment adviser to exercise voting authority with respect to client securities, unless: (1) the adviser has adopted and implemented written policies and procedures that are reasonably designed to ensure that the adviser votes proxies in the best interest of its clients; (2) the adviser describes its proxy voting procedures to its clients and provides copies of the procedures on request; and (3) the adviser discloses to the clients how they may obtain information on how the adviser voted their proxies. This Proxy Voting Policy documents CenterSquare Investment Management LLC’s (“CenterSquare”) proxy voting policies and procedures.

1.	Statement of Policy

Proxy voting is an important right of shareholders and duties of care and loyalty must be undertaken by CenterSquare to ensure that such rights are properly and timely exercised in accordance with the Firm’s fiduciary duty to its clients. To satisfy its fiduciary duty in making any voting determination, CenterSquare must make the determination in the best interest of the client and must not place its own interests ahead of the interests of the client. Therefore, all proxies received by CenterSquare should be voted in accordance with these procedures which are intended to comply with Rule 206(4)-6 of the Advisers Act. This Proxy Voting Policy applies only to those CenterSquare clients who, in their investment management agreement (“IMA”), have chosen to give us discretion to vote their proxies. At account start-up, upon amendment of the IMA, or upon a letter of instruction, the applicable documentation is reviewed to determine whether CenterSquare has discretionary authority to vote client proxies.

As a UNPRI Signatory, CenterSquare has chosen to use the Institutional Shareholder Services (“ISS”) Sustainability Proxy Voting Guidelines as the default proxy policy for its clients. A client of CenterSquare may elect to use other general or customized proxy voting guidelines through ISS. However, CenterSquare does not attempt to reconcile individual client proxy policies to the ISS Sustainability Proxy Voting Guidelines. A client may change their decision with regards to proxy voting authority or guidelines at any time. Clients who have delegated proxy voting responsibilities to CenterSquare with respect to their account may direct CenterSquare to vote in a particular manner for a specific ballot. CenterSquare will use reasonable efforts to vote in accordance with the client’s request in these circumstances, however our ability to implement such voting instructions will be dependent on operational matters such as the timing of the request.

2.	Retention and Oversight of Proxy Service Provider

CenterSquare’s proxy voting policies and procedures are intended to meet the objective to act in its clients’ best interests. The sheer number of proxy votes related to client holdings makes it impossible for CenterSquare to research each and every proxy issue. Recognizing the importance of informed and responsible proxy voting, CenterSquare has retained an independent third party service provider, ISS, to analyze proxy issues, provide proxy research and recommendations on how to vote those issues, and provide assistance in the administration of the proxy process, including maintaining complete proxy voting records.

CenterSquare monitors the capacity, competency, and conflicts of interest of ISS to ensure that CenterSquare continues to vote proxies in the best interest of its clients. On an annual basis, CenterSquare conducts a due diligence

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review of ISS regarding their proxy voting services as part of its duty to perform oversight over the proxy voting firm. This review includes updates and discussion about the following areas of ISS:

•	The adequacy and quality of staffing, personnel and/or technology;
•	Whether ISS has an effective process for seeking timely input from issuers and ISS clients with respect to, among other things, its proxy voting policies, methodologies, and peer group constructions;
•	Whether ISS has adequately disclosed to CenterSquare its methodologies in formulating voting recommendations, such that CenterSquare understands the factors underlying ISS’ recommendations;
•	The nature of any third-party information sources that ISS uses as a basis for its voting recommendations; and
•	ISS policies and procedures regarding how it identifies and addresses conflicts of interest.

Conflicts of Interest of ISS

1.	CenterSquare Compliance will examine information provided by ISS that describes conflicts to which it is subject or otherwise obtained by CenterSquare. CenterSquare will seek to require that ISS promptly provide updates of business changes that might affect or create conflicts and of changes to ISS’ conflict policies and procedures.
2.	If, as a result of CenterSquare Compliance’s examination of ISS’ conflicts of interest, a determination is made that a material conflict of interest exists, CenterSquare will determine whether to follow the ISS’ recommendation with respect to the proxy or take other action with respect to the proxy.
3.	CenterSquare Compliance will periodically review ISS’ policies and procedures for:
a.	Adequacy in identifying, disclosing and addressing actual and potential conflicts of interest, including conflicts relating to the provision of proxy voting recommendations and proxy voting services generally, conflicts relating to activities other than providing proxy voting recommendations and proxy voting services, and conflicts presented by certain affiliations;
b.	Adequate disclosure of ISS’ actual and potential conflicts of interest with respect to the services ISS provides to CenterSquare; and
c.	Adequacy in utilizing technology in delivering conflicts disclosures that are readily accessible.

Periodic Review of ISS’ Policies and Procedures and Continued Retention of ISS

CenterSquare will periodically review the proxy voting policies, procedures and methodologies, conflicts of interest and competency of ISS. CenterSquare will also review the continued retention of ISS, including whether any relevant credible potential factual errors, incompleteness or methodological weaknesses in ISS’ analysis that CenterSquare is aware of materially affected the research and recommendations used by the Firm. In addition, CenterSquare will also consider the effectiveness of ISS’ policies and procedures for obtaining current and accurate information relevant to matters included in its research and on which it makes voting recommendations. This will include the ISS’:

•	engagement with issuers, including the ISS process for ensuring that it has complete and accurate information about the issuer and each particular matter;
•	process, if any, for CenterSquare to access the issuer’s views about ISS’ voting recommendations in a timely and efficient manner;
•	efforts to correct any identified material deficiencies in its analysis;
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•	disclosure to CenterSquare regarding sources of information and methodologies used in formulating voting recommendations or executing voting instructions;
•	consideration of factors unique to a specific issuer or proposal when evaluating a matter subject to a shareholder vote; and
•	updates to its methodologies, guidelines and voting recommendations on an ongoing basis, including in response to feedback from issuers and their shareholders.

CenterSquare will seek to require ISS to update the Firm regarding business changes that are material to the services provided by ISS to CenterSquare. CenterSquare will consider whether the bases on which it made its initial decision to retain ISS has materially changed and will document such review.

3.	Decision Methods

ISS Global Voting Principles provide for four key tenets on accountability, stewardship, independence, and transparency, which underlie their approach to developing recommendations on management and shareholder proposals at publicly traded companies.1 ISS uses a bottom-up policy formulation process which collects feedback from a diverse range of market participants through multiple channels including an annual Policy Survey. The ISS Policy Board uses the input to develop its draft policy updates each year. Before finalizing these updates, ISS publishes draft updates for an open review and comment period. All comments received are posted verbatim to the Policy Gateway, in order to provide additional transparency into the feedback ISS has received. Final updates are published in November, to apply to meetings held after February of the following year. ISS research analysts apply more than 400 policies to shareholder meetings. As part of the research process, ISS analysts interact with company representatives, institutional shareholders, shareholder proponents and other parties to gain deeper insight into key issues.2 ISS reviews and updates their proxy polices on an annual basis. The ISS Policy Information is located under Policy Gateway at https://www.issgovernance.com.

When determining whether to invest in a company, one of the many factors CenterSquare may consider is the quality and depth of the company’s management. As a result, CenterSquare believes that recommendations of management on any issue (particularly routine issues) should be given a fair amount of weight in determining how proxy issues should be voted. Thus, on many issues, votes are cast in accordance with the recommendations of the company’s management. CenterSquare reviews all ballot items where ISS recommends voting against the management of the issuer. Generally, CenterSquare will not override the ISS specific policy vote recommendations but reserves the right to change that vote when a CenterSquare Portfolio Manager disagrees with an ISS recommendation and feels it is in the best interest of all clients to change the proxy vote. CenterSquare Compliance is notified when an override of the ISS vote is proposed by a CenterSquare Portfolio Manager. CenterSquare Compliance will ascertain that appropriate justification for the override is reasonable and appropriately documented in the ISS voting records contemporaneous to the actual proxy vote. A rationale of our decision is noted within the ISS system when we override ISS’ specific policy recommendation and is included in the ballot summary reports. Proxy voting reports are available to clients upon request. For clients that have provided CenterSquare authority to vote proxies and have not otherwise selected other ISS general or customized proxy voting guidelines, proxy voting will be made on behalf of all client accounts in accordance with ISS Sustainability Proxy Voting Guidelines.

4.	CenterSquare Conflicts of Interest

In certain instances, a conflict of interest may arise when CenterSquare votes a proxy. CenterSquare will deem to have a potential conflict of interest when voting proxies including, but not limited to, one or more of the following:

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•	CenterSquare or one of its affiliates manages assets for that issuer or an affiliate of that issuer and also recommends that its other client’s investment in such issuer’s securities.

•	A director, trustee or officer of the issuer or affiliate of the issuer is an employee of CenterSquare or a director of CenterSquare or its affiliates, or a fund sub-advised by CenterSquare.

•	CenterSquare is actively soliciting that issuer or an affiliate of the issuer as a client

•	A director or executive officer of the issuer has a personal relationship with a member of the relevant investment team or other employee of CenterSquare that may affect the outcome of the proxy vote.

Each person who is a member of the Proxy Administrator, as further defined below, is a member of the investment team, or serves on the Proxy Voting Committee shall, on at least an annual basis, certify:

•	a list of any portfolio companies, including entities raising capital as part of a PIPE (“Private Investments in Public Equity”) transaction, with or in which he or she has a relationship or could otherwise be deemed to have a conflict and;

•	They have not been unduly influenced by an issuer or other third party to vote in a particular manner.

In situations where CenterSquare perceives a material conflict of the interest, the conflict is reported to the Chief Compliance Officer. It is expected that CenterSquare will abstain from making a vote decision and allow ISS to vote to mitigate the material conflict of interest.

5.	Securities Lending

Some clients have, at their discretion, elected to participate in security lending programs. CenterSquare is unable to vote securities that are on loan under this type of arrangement.

6.	Decisions to not Vote Proxies

CenterSquare fully recognizes its responsibility to vote proxies and maintain proxy records pursuant to applicable rules and regulations. CenterSquare will therefore attempt to vote every proxy it receives for all domestic and foreign securities. There may be situations in which CenterSquare cannot vote proxies. For example, the client or custodian does not forward the ballots in a timely manner.

Proxy voting in certain countries requires shareblocking. Shareblocking in general refers to restrictions on the sale or transfer of securities between the execution of the vote instruction and the tabulation of votes at the shareholder meeting. During the blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the client’s custodian bank. The blocking period may last from several days to several weeks depending upon the market, the security and the custodian. CenterSquare believes that in these situations, the benefit of maintaining liquidity during the share blocking period outweighs the benefit of exercising our right to vote. In order to preserve the account’s liquidity, CenterSquare will generally instruct ISS to “DO NOT VOTE” these shares.

Proxies relating to foreign securities may also be subject to additional documentation. Such documentation may be difficult to obtain or produce as a condition of voting or requires additional costs that generally outweigh the benefit to be gained by voting. Therefore, in some cases, those shares will not be voted.

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7.	Reporting

ISS provides CenterSquare on-line access to client proxy voting records. A summary of the proxy votes cast by CenterSquare is available to clients upon request for their specific portfolio. Due to confidentially and conflict of interest concerns, CenterSquare does not disclose to third parties how it votes individual client proxies.

CenterSquare’s proxy voting policies are disclosed in the Form ADV Part 2A. A copy of this Proxy Voting Policy and the ISS Sustainability Proxy Voting Guidelines are available to our clients, without charge, upon request. All requests may be sent to the Operations Group, CenterSquare Investment Management LLC, Eight Tower Bridge, 161 Washington Street, Seventh Floor, Conshohocken, PA 19428 or to OpsCompliance@centersquare.com.

8.	Proxy Committee

CenterSquare’s Proxy Committee (“Proxy Committee”) is responsible for overseeing the proxy voting process and for establishing and maintaining the Proxy Voting Policy, which is reviewed and updated annually. The Proxy Committee is comprised of the Director, Head of Securities Operations, and designated members of CenterSquare’s investment teams. The Chief Compliance Officer will participate as a non-voting member of the Committee. At a minimum, the Proxy Committee will meet no less than annually to review and update the Proxy Voting Policy, if necessary, and to review other proxy voting topics as needed.

9.	Proxy Administration and Recordkeeping

The administration of the proxy voting process is the responsibility of CenterSquare’s securities operations department (“Proxy Administrator”). Both ISS and each client’s custodian monitor corporate events for CenterSquare. CenterSquare gives an authorization and letter of instruction to the client’s custodian who then forwards the proxy material it receives to ISS so that ISS may vote the proxies. On a regular basis, CenterSquare sends ISS an updated list of client accounts and the security holdings in those accounts so that ISS can update its database and is aware of which proxies it will need to vote.

The Proxy Administrator is responsible for:

•	monitoring reports identifying pending meetings and due dates for ballots

•	monitoring reports to ensure that clients are coded to the appropriate ISS policy

•	ensuring ballots are voted according to the ISS policy assigned to the client

•	monitoring for shareblocking ballots

•	monitoring reports for votes against management

•	reviewing user access and new / close account setups

•	performing vote overrides as required by Portfolio Managers and document changes and rationale for each vote override

CenterSquare or ISS also maintains the following records:

•	ballot summary reports for each client indicating which ballots were votes, number of shares voted, description of the proposal, how the shares were voted and the date on which the proxy was returned, and the policy applied
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•	ballot summary reports for vote overrides with the Portfolio Managers rationale

•	meeting-level statistical reports

•	copy of each proxy statement received, provided that no copy needs to be retained of a proxy statement found on the SEC’s EDGAR website

10.	CenterSquare Compliance Annual Review

CenterSquare Compliance will review and document no less frequently than annually, the adequacy of the proxy voting policies and procedures to make sure they have been implemented effectively, including whether the policies and procedures continue to be reasonably designed to ensure that proxies are voted in the best interests of CenterSquare’s clients. As part of this review, CenterSquare Compliance will review:

•	the Proxy Voting Policy

•	CenterSquare’s client disclosures regarding its proxy voting policies and procedures in the ADV Form Part 2A, due diligence questionnaires, and other relevant materials

•	a sampling of proxy voting records to ensure voting was completed in the best interests of clients and in accordance with the ISS Sustainability Proxy Voting Guidelines

•	a sampling of proxy vote overrides and the documentation supporting such overrides

•	the Firm’s annual due diligence over the third-party proxy voting firm, ISS

1       https://www.issgovernance.com/policy-gateway/iss-global-voting-principles/

2       https://www.issgovernance.com/policy-gateway/policy-formulation-application/

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MUTUAL OF AMERICA CAPITAL MANAGEMENT LLC POLICY STATEMENT AND PROCEDURES REGARDING PROXY VOTING

Policy Statement

It is the policy of Mutual of America Capital Management LLC (the “Adviser”), with respect to assets under its management where it has voting authority:

1.	To vote all proxies in the best interests of its clients and, to the extent possible while complying with applicable investment policies, restrictions and limitations to vote all proxies so as to maximize the economic value of the shares held by such clients. Environmental, Social and Corporate Governance factors should be considered when making proxy voting decisions. However, those factors should not be considered if they would have a negative impact on economic value. The Adviser may refrain from voting if it determines that refraining is in the best interest of that client, such as when the cost to the client of voting exceeds the expected benefit to the client.
2.	To vote all proxies in accordance with the duly adopted voting policies and restrictions of such clients where such policies and restrictions are applicable.
3.	To provide disclosure to clients of the within policies and procedures, to disclose how clients (or their shareholders in the case where a client adopts these policies as its own) may obtain information on how their proxies were voted, and to maintain or cause to be maintained all records of such proxy voting as are, and for the periods, required by law.
4.	To comply with the Procedures set forth below.

Proxy Voting Committee

1.	A Proxy Committee consisting of the President and at least four other members designated by the President of the Adviser shall comprise the Proxy Voting Committee. The Proxy Voting Committee shall act by majority vote, but in the case of a tie vote the side receiving the vote of the President shall prevail. Three Committee members shall constitute a quorum.
2.	The Proxy Voting Committee shall monitor developments that may affect the Proxy Voting Policy and Procedures, including the Overall Proxy Voting Policy set forth in paragraph 5 of the Procedures Section hereof, voting standards set forth in paragraph 4 of the Procedures Section hereof (“Voting Standards”) and recommend changes to the Proxy Voting Policy and Procedures.
3.	Any decisions not to vote proxies in accordance with the Voting Standards, including Routine or Non- Routine Issues, shall be submitted to the Proxy Committee for approval or consideration of the appropriate action to take. The Proxy Voting Committee may require a discussion with or report from the investment analyst responsible for the company whose proxy is being considered to assist in deciding how to vote in accordance with the Proxy Voting Policy, and may require analysis specific to the issuer or specific to the matter to be voted on. The Proxy Voting Committee will consider additional information regarding a proposal, such as an issuer’s or shareholder’s subsequently filed additional proxy materials or other information conveyed by an issuer or shareholder proponent. A written explanation of the reasons supporting any action taken by the Committee and the date the Committee decided the issue shall be maintained with the proxy voting records.
4.	If a Non-Routine Issue falls into a category for which there is no Voting Standard, or when a matter is highly contested or controversial, the Proxy Voting Committee shall be consulted and should consider whether a higher degree of analysis may be necessary. The Proxy Voting Committee may require a discussion with or a report from the investment analyst responsible for the company whose proxy is being considered, including analysis specific
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to the issuer or specific to the matter to be voted on, as well as a report, if available, from any proxy service provider then retained, to assist in deciding how to vote in accordance with the Proxy Voting Policy. A written explanation of the reasons supporting any action taken by the Committee and the date the Committee decided the issue shall be maintained with the proxy voting records.

5.	Should a vote in accordance with the Voting Standards appear likely to produce a result inconsistent with a stated policy, limitation, or restriction established for any client’s account, the President or CEO shall be notified in order to determine the appropriate action. Such action shall be presented to the Proxy Voting Committee for ratification prior to the vote in question. The Proxy Voting Committee can act without a meeting by consent of a majority of its members. Any action taken in such situations shall be governed by prudence and must be compatible with applicable law. Such action shall be memorialized in writing setting forth the nature of the conflict, the reasons for the action taken and the date such action was authorized.

Procedures

1.	Proxies will be voted based upon and consistent with (a) criteria established herein as same may be amended in writing by the Proxy Committee from time to time, (b) the Overall Proxy Voting Policy set forth in paragraph 5 below and (c) the Voting Standards set forth in paragraph 4 below . Only a Senior Vice President or higher ranking officer shall be authorized to execute proxies except that a service provider may be engaged to process and execute proxies pursuant to and subject to these Procedures.
2.	The following Records of all proxy votes will be maintained:
A.	A brief description of the proxy proposal for each company in the portfolio.
B.	The vote cast on each proposal.
C.	The holdings of each account and its holdings as of (or as close as possible to) the record date for the particular proxy vote.
D.	A record of any calls or other contacts made regarding a vote.
E.	A record of the reason for each vote, including whether the proxy was voted according to a specific client restriction, policy, the Voting Standards or other guideline which record may be maintained by a third party proxy service provider.
F.	Notification that a proxy has not been received.
G.	Verification that the shares listed on the proxy match the Adviser’s records.
H.	The name and title of the individual voting the proxy (if available from a service provider).
I.	A record of any Proxy Voting Committee actions in regard to the proxy vote.

3.	Unless the Adviser shall have obtained a written agreement from an experienced and qualified third party to provide proxy voting and records services in compliance with all applicable laws and regulations, records of a current proxy season will be retained in the Adviser’s offices until the end of the second year after the expiration of the proxy season in which the votes were made and will be retained in a readily accessible location for a period of not less than three additional years. Proxy statements received on behalf of stock for which the Adviser is authorized to vote proxies will not be retained in paper form because they are available on the EDGAR system where they have been filed by the issuer.
4.	The voting guidelines that should be followed consist of the latest version of the Institutional Shareholders Service (“I.S.S.”) Proxy Voting Guidelines (“Voting Standards”) as set forth on the I.S.S. website. The Proxy Voting Committee has reviewed the Voting Standards and has found them to be generally satisfactory. I.S.S., which is the proxy service provider retained by the Adviser, furnishes research and recommendations for all proxy votes, casts the votes and maintains voting records. The I.S.S. recommendations will be in accordance with the Voting Standards. The Proxy Voting Committee may, in circumstances where the application of the Voting Standards is
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determined not to be beneficial or appropriate, override the I.S.S. recommendation and instruct I.S.S. to vote as determined by the Proxy Voting Committee.

5.	The current Overall Proxy Voting Policy of the Adviser shall be to vote against anti-takeover proposals, proposals that will weaken Board oversight or corporate governance procedures, and proposals designed to entrench current management. These proposals are generally inherently adverse to the economic value of the stocks to which they relate. This position may be determined to be inappropriate in a particular case and if authorized by the Proxy Voting Committee, a vote that does not comport with this position may be approved. Proxy proposals that do not materially impact the economic value of the stocks to which they relate are considered “Routine Issues” and will generally be voted in favor of the position supported by management of the company whose stock is being voted. Proxy proposals that materially impact the economic value of the stock to which they relate will be voted, consistent with applicable restrictions, in the manner that is most beneficial to the value of such stock.
6.	[Reserved.]
7.	No officer or employee of the Adviser shall act with respect to proxy votes in any instance in which a conflict of interest exists for that person in applying the Adviser’s Voting Standards or satisfying fiduciary responsibilities under ERISA or other applicable laws. Any conflict of interest or questions concerning whether a conflict of interest exists, shall be immediately reported to the Chairman. Further, in cases where there exist material conflicts of interest between the Adviser and its interests, and the economic interests of the Adviser’s client owning the shares being voted, the Adviser shall strictly adhere to the Voting Standards, but where such conflict exists and the Proxy Committee is required to decide upon action as provided above, no such action shall be taken absent full disclosure to the affected client of the conflict and it shall be taken only if consent has been received from the client. In assessing the existence of a conflict and the suggested manner of casting a vote in a conflict situation, the recommendations of independent third parties qualified to make recommendations on proxy voting may be sought and communicated to affected clients.
8.	It is the policy of the Adviser not to join any group for the purpose of waging a proxy contest or to acquire or trade in the securities of any corporation with the intent to effect any change in control of a corporation. Any solicitation from any person to vote proxies in any accounts shall be promptly reported to the General Counsel and Proxy Voting Committee except for requests merely that the proxies be voted in order to achieve a quorum.
9.	No employee of the Adviser may discuss the Adviser’s proxy votes with any person not employed by the Adviser or its client or in any way indicate how the Adviser will vote on any issue prior to the vote being cast, nor may any employee of the Adviser disclose how the Adviser has voted except in reports to the Board of Directors of the Adviser or its managed funds, as required by law or pursuant to an agreement with a proxy service provider. All information concerning the Adviser’s proxy voting record shall be disclosed and furnished to clients in the manner required to comply with Rule 206(4)-6 under the Investment Advisers Act of 1940.
10.	The Adviser shall comply in all respects and in a timely manner with Rule 206(4)-6 under the Investment Advisers Act of 1940, including the timely voting of proxies, the timely provision to clients of a description of the Adviser’s proxy voting policies and procedures, provision of a copy of such policies and procedures to clients upon request, disclosure to clients of how to obtain information on how their securities were voted and the implementation of record keeping procedures in full compliance with Rule 204-2, retaining in the manner chosen by the Adviser (which manner shall be as permitted by Rule 204-2) for the required time periods proxy voting policies and procedures, proxy statements received regarding client securities, records of votes cast on behalf of clients, records of client requests for proxy voting information and all documents prepared by the Adviser which were material in making a decision on how to vote or which memorialized basis for a decision for a vote.
11.	The Adviser adopts the following procedures to ensure compliance with the Proxy Voting Policy Statement and Procedures:
A.	The President or an Officer of the Adviser designated by the President will ensure that the Adviser is at all times in full and complete compliance with all applicable laws and regulations.
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B.	The Proxy Voting Committee shall meet at least semiannually to review the overall proxy voting record of all proxies, the conformity of proxy voting actions with the requirements set forth herein, and to review the actions of any and all third party service providers. The Adviser will evaluate the proxy advisory firm to identify and evaluate the Adviser’s conflicts of interest, if any, that may arise. The Adviser will assess the proxy advisory firm’s capacity and competency to provide voting recommendations and its ability to execute votes in accordance with the Adviser’s voting instructions. The Adviser will require the proxy advisory firm to update the Adviser regarding any business changes. The Adviser will assess the firm’s updates to its methodologies, guidelines and voting recommendations on an ongoing basis. If the Adviser becomes aware of inaccuracies in the firm’s research or determinations, the Adviser will assess the extent to which potential errors, incompleteness, or methodological weakness in the firm’s analysis materially affected the firm’s research or recommendations that the Adviser utilized. In its periodic review of the proxy advisory firm, the Adviser shall consider the firm’s engagement with issuers and process to ensure it has complete and accurate information about the issuer and each matter, and its process to access issuer’s views about the firm’s voting recommendations in a timely and efficient manner; the firm’s effort to correct any identified material deficiencies in its analysis; the firm’s disclosure regarding sources of information and methodologies to formulate voting recommendations or execute voting instructions; and the firm’s consideration of factors unique to a specific issuer or proposal.
C.	The Proxy Voting Committee shall review and document the adequacy of the within policy statement and procedures on an annual basis, and more frequently when warranted, to ensure they are reasonable and implemented effectively, and are reasonably designed to ensure that the Adviser casts votes on behalf of its clients in the best interest of such clients. As part of the annual review, the Committee will sample the proxy votes it casts on behalf of its clients to ensure compliance with these procedures. The Committee and shall adopt written changes and amendments hereto as necessary.
D.	The Proxy Voting Committee shall review the Adviser’s compliance with the Rules promulgated by the S.E.C., including the semiannual reports on the availability of proxy voting records to its clients, and the disclosure of this document to clients.
E.	To the extent it is prudent and in compliance with Rule 206(4)-6 under the Investment Adviser’s Act of 1940, the Adviser may retain reputable and qualified third-party service providers to implement the foregoing policies and procedures. When retaining a third-party proxy advisory firm, the Adviser will consider whether the firm has the capacity and competency to adequately analyze the matters for which the Adviser is responsible for voting, including the quality of the firm’s staffing, personnel, and technology. The Adviser will consider whether the firm has an effective process for seeking timely input from issuers and clients with respect to proxy voting policies, methodologies and peer group constructions. The Adviser will consider how the firm accounts for unique characteristics regarding the issuer, such as the issuer’s size, its governance structure, its industry and unique practices, and its financial performance. The Adviser will consider the firm’s methodologies in formulating voting recommendations and any third-party information sources used by the firm.
F.	It is specifically understood that the Adviser’s clients may adopt the within Policy Statement and Procedures, as same may be amended or restated from time to time.
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Tran Capital Management, L.P.

PROXY VOTING GUIDELINES

I.	PROXY VOTING

A.	General Policy. Tran Capital Management, L.P. (“Tran or “TCM”), typically does not vote proxies as part of its discretionary authority to manage accounts, unless the client has requested TCM to do so in writing. When voting proxies, TCM primary objective is to make voting decisions solely in the best economic interests of its clients. TCM will act in a manner that it deems prudent and diligent and which is intended to enhance the economic value of the underlying securities held in its clients’ accounts. As applicable, the best economic interests of clients factors in TCM’s view that sustainable investing better positions its clients to perform over the long term and through market cycles.

1.	TCM has adopted written Proxy Policy Guidelines and Procedures (the “Proxy Guidelines”) that are reasonably designed to ensure that TCM is voting in the best interest of its clients. The Proxy Guidelines reflect TCM’s general voting positions on specific corporate governance issues and corporate actions. In determining how to vote positions, TCM will vote consistent with their sustainability framework as detailed in the Proxy Guidelines. Some issues may require a case-by- case analysis prior to voting and may result in a vote being cast that will deviate from the Proxy Guidelines. Upon receipt of a client’s written request, TCM may also vote proxies for that client’s account in a particular manner that may differ from the Proxy Guidelines. Deviation from the Proxy Guidelines will be documented and maintained in accordance with Rule 204-2 under the Investment Advisers Act of 1940.

2.	In accordance with the Proxy Guidelines, TCM may review additional criteria associated with voting proxies and evaluate the expected benefit to its clients when making an overall determination on how or whether to vote the proxy. TCM may vote proxies individually for an account or aggregate and record votes across a group of accounts, strategy or product. In addition, TCM may refrain from voting a proxy on behalf of its clients’ accounts due to de-minimis holdings, impact on the portfolio, items related to foreign issuers, timing issues related to the opening/ closing of accounts and contractual arrangements with clients and/or their authorized delegate.

3.	To assist in the proxy voting process, TCM may retain an independent third-party services provider to assist in providing research, analysis and voting recommendations on corporate governance issues and corporate actions, as well as assist in the administrative process. TCM currently uses ISS as a third-party service provider for proxy voting.

4.	TCM may have conflicts of interest that can affect how it votes its clients’ proxies. For example, TCM may manage a pension plan whose management is sponsoring a proxy proposal. The Proxy Guidelines are designed to prevent material conflicts of interest from affecting the manner in which TCM votes its clients’ proxies. In order to ensure that all material conflicts of interest are addressed appropriately while carrying out its obligation to vote proxies, TCM has designated a Managing Partner, who is not on the investment team, to be responsible for addressing how TCM resolves such material conflicts of interest with its clients. Resolutions of all material conflicts of interest will be documented.

B.	Records to be maintained. In accordance with Rule 206(4)-6, TCM’s recordkeeping requirements are as follows:

1.	Copies of TCM’s Proxy Voting Policy and Procedures;
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2.	Copies or records of each proxy statement received with respect to clients’ securities for whom TCM exercises voting authority;

3.	Records of each vote cast on behalf of clients, as well as certain records pertaining to TCM’s decision on the vote;

4.	Records of written client request for proxy voting information; and

5.	Records of written responses from TCM to either written or oral client requests;

6.	Records are kept for at least five (5) years following the date that the last vote was cast. TCM may maintain the records electronically. Third party service providers may be used to maintain proxy statements and proxy votes.

C.	Client Communications and Disclosure. Generally, TCM’s clients have the right, and shall be afforded the opportunity to have access to records of voting actions taken with respect to securities held in their respective account or strategy. TCM shall provide clients with a summary of this policy in the form of a general Proxy Voting Policy Statement. The delivery of this statement can be made in Part 2 of Form ADV or under separate cover. Voting actions are confidential and may not be disclosed to any third party, except as may be required by law or explicitly authorized by client.

D.	Testing. The Vice President of Operations shall conduct periodic testing to confirm proxies are voted in accordance with TCM’s guidelines, all proxies TCM is responsible for voting are being voted, and the third-party service provider is able to provide voting records for clients in a timely manner if requested. The Vice President of Operations shall document these tests.
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Corbyn Investment Management, Inc.

Proxy Voting Policies and Procedures

The Cromwell Greenspring Mid Cap Fund (the “Fund”) has adopted the following policies and procedures to determine how to vote proxies relating to portfolio securities held by the Fund.

1.    Delegation. The Board of Directors of the Fund (the “Board”) has delegated to the Fund’s investment adviser, Corbyn Investment Management Inc. (“Corbyn”), the responsibility for voting proxies relating to portfolio securities held by the Fund as a part of the investment advisory services provided by the Corbyn. All such proxy voting responsibilities shall be subject to the Board’s continuing oversight. Notwithstanding this delegation of responsibilities, the Fund retains the right to vote proxies relating to its portfolio securities as it may deem appropriate.

2.    Fiduciary Duty. Corbyn is a fiduciary to the Fund and must vote proxies in a manner consistent with the best interests of the Fund and its shareholders. Every reasonable effort should be made to vote proxies. However, Corbyn is not required to vote a proxy if it is not practicable to do so or it determines that the potential costs involved with voting a proxy outweigh the potential benefits to the Fund and its shareholders.

3.    Proxy Voting Services. Corbyn may engage an independent proxy voting service to assist in the voting of proxies. Such service would be responsible for coordinating with the Fund’s custodian to ensure that all applicable proxy materials received by the custodian are processed in a timely fashion.

4.    Conflicts of Interest. The proxy voting guidelines of Corbyn shall address the procedures it would follow with respect to conflicts of interest.

5.    Reports. Corbyn shall provide a semi-annual report to the Board regarding its records of each proxy voted, including any conflicts of interest information required by Section 4. Such report shall include the information required by Form N-PX for each proxy voted. In addition, Corbyn shall provide a semi-annual report to the Board detailing the proxies, if any, that were not voted during the period and the reasons for such non-votes.

6.    Role of the Board. The Board shall oversee the proxy voting process and review and approve any material changes to Corbyn’s proxy voting policies and procedures. The Board shall be assisted in this process by Corbyn and, if necessary, the Fund’s legal counsel.

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Corbyn Investment Management, Inc.

PROXY VOTING POLICIES AND PROCEDURES

Corbyn Investment Management, Inc.

PROXY VOTING

Policies

Rule 206(4)-6 under the Investment Advisers Act requires Corbyn to adopt and implement written policies and procedures to ensure that it votes proxies in the best interests of its clients. Corbyn will consider only those factors that relate to the client’s investment, including how its vote will economically impact and affect the value of the client’s investment. The policies and procedures must be in writing and must address how the adviser will deal with any conflicts between its interests and those of its clients when voting proxies.

In addition, Corbyn will maintain appropriate proxy voting records for Greenspring Fund and Greenspring Income Opportunities Fund for compliance with applicable regulations under the Investment Company Act of 1940. Corbyn shall provide semi-annual reports to both Board of Directors reflecting proxy votes for the period covered in the report.

Procedures

Corbyn’s Administrative Assistant will be the Responsible Party for processing and voting proxies in a manner consistent with Corbyn’s Policies and Procedures. Corbyn’s CCO will provide oversight of the process.

•	when proxy voting materials are received, a cross reference report in AXYS will be run for the security to ensure that proxy voting ballots are received for all clients; any missing proxy voting ballots will be researched and documented;
•	the proxy voting materials will be forwarded to the appropriate analyst for his review and vote with a deadline prior to the meeting;
•	the items for vote will be logged into the appropriate spreadsheet;
•	when received back from the analyst and all proxies have been received for the security, the proxies will be voted, the actual vote will be printed out, and the appropriate spreadsheet will be updated for the vote;
•	all documentation for the proxy vote will be maintained;
•	each week, the Shareholder Meeting Schedule will be reviewed to ensure expected proxy materials have been received;
•	the Notice of Proxy Voting Policies will be sent once a year with the second quarter mailing;
•	Part II of Form ADV will include the Proxy Voting Policies and Procedures and be offered to clients with the first quarter mailing and given to each prospective client with the papers necessary to establish an account; and
•	the CCO will periodically confirm that proxy have been received, voted and maintained in accordance with Corbyn’s Policies.
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APPENDIX A

Glass Lewis Proxy Voting Guidelines

The Foresight Sub-Adviser upholds its stewardship and fiduciary responsibilities by seeking to vote in line with the Foresight Fund’s sustainability criteria and the best interests of the underlying shareholders of the Foresight Fund. The Foresight Sub-Adviser’s primary aim with all voting decisions is the long-term interests of underlying investors which includes ensuring high standards of corporate governance and the adoption of sustainable investment practices which should limit negative externalities. The Foresight Sub-Adviser will vote procedurally using proprietary analysis derived from its company and sector due diligence and supported by third party research where appropriate. Third party research is also provided by a proxy advisor, and the Foresight Sub-Adviser considers the proxy advisor’s ESG policy to be the most appropriately aligned with the investment policies of the Foresight Fund. The proxy advisor’s ESG guidelines include an additional level of analysis for shareholders seeking to vote in a manner that is consistent with widely accepted environmental, social and governance practices. Use of a proxy advisor serves purely to inform the Foresight Sub-Adviser’s voting decisions rather than dictate them.

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TOTAL FUND SOLUTION

PART C

OTHER INFORMATION

Item 28. Exhibits

(a)			Declaration of Trust.
	(1)	(i)	Certificate of Trust was previously filed with Registrant’s Registration Statement on Form N-1A on August 9, 2021 and is incorporated herein by reference.
		(ii)	Amended and Restated Agreement and Declaration of Trust was previously filed with Registrant’s Registration Statement of Form N-1A/A on November 12, 2021 and is incorporated herein by reference.
(b)			By-Laws were previously filed with Registrant’s Registration Statement on Form N-1A on August 9, 2021 an are incorporated herein by reference.
(c)			Instruments Defining Rights of Security Holders are incorporated by reference to the Declaration of Trust and Bylaws.
(d)	(1)	(i)	Investment Advisory Agreement was previously filed with Registrant’s Post-Effective Amendment No. 9 to its Registration Statement on Form N-1A with the SEC on August 9, 2022 and is incorporated herein by reference.
		(ii)	Schedule A to the Investment Advisory Agreement filed with Registrant’s Post-Effective Amendment No. 24 to its Registration Statement on Form N-1A with the SEC on December 27, 2023 and is incorporated herein by reference.
	(2)		Investment Sub-Advisory Agreement (Cromwell CenterSquare Real Estate Fund) was previously filed with Registrant’s Post-Effective Amendment No. 4 to its Registration Statement on Form N-1A with the SEC on March 7, 2022, and is incorporated by reference.
	(3)		Investment Sub-Advisory Agreement (Cromwell Long Short Fund) was previously filed with Registrant’s Post-Effective Amendment No. 27 to its Registration Statement on Form N-1A with the SEC on April 30, 2025, and is incorporated by reference.
	(4)	(i)	Investment Sub-Advisory Agreement (Cromwell Tran Sustainable Focus Fund) was previously filed with Registrant’s Post-Effective Amendment No. 9 to its Registration Statement on Form N-1A with the SEC on August 9, 2022 and is incorporated herein by reference.
	(5)		Investment Sub-Advisory Agreement (Cromwell Foresight Global Sustainable Infrastructure Fund) was previously filed with Registrant’s Post-Effective Amendment No. 14 to its Registration Statement on Form N-1A with the SEC on January 25, 2023 and is incorporated herein by reference.
	(6)		Investment Sub-Advisory Agreement (Cromwell Greenspring Mid Cap Fund) was previously filed with Registrant’s Post-Effective Amendment No. 19 to its Registration Statement on Form N-1A with the SEC on August 14, 2023 and is incorporated herein by reference.
(e)	(1)	(i)	Distribution Agreement was previously filed with Registrant’s Post-Effective Amendment No. 4 to its Registration Statement on Form N-1A with the SEC on March 7, 2022, and is incorporated by reference.
		(ii)	Second Amendment to Distribution Agreement, dated January 13, 2022 was previously filed with Registrant’s Post-Effective Amendment No. 14 to its Registration Statement on Form N-1A with the SEC on January 25, 2023 and is incorporated herein by reference.
		(iii)	Third Amendment to Distribution Agreement dated August 14, 2023 was previously filed with Registrant’s Post-Effective Amendment No. 19 to its Registration Statement on Form N-1A with the SEC on August 14, 2023 and is incorporated herein by reference.
		(iv)	Fourth Amendment to Distribution Agreement filed with Registrant’s Post-Effective Amendment No. 24 to its Registration Statement on Form N-1A with the SEC on December 27, 2023 and is incorporated herein by reference.
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(f)			Bonus or Profit Sharing Contracts — Not Applicable.
(g)	(1)	(i)	Custody Agreement was previously filed with Registrant’s Post-Effective Amendment No. 27 to its Registration Statement on Form N-1A with the SEC on April 30, 2025, and is incorporated by reference.
(h)			Other Material Contracts.
	(1)	(i)	Amendment to the Fund Administration and Accounting Agreement, dated January 27, 2025 was previously filed with Registrant’s Post-Effective Amendment No. 27 to its Registration Statement on Form N-1A with the SEC on April 30, 2025, and is incorporated by reference.
		(ii)	Fund Administration and Accounting Agreement, dated January 27, 2025 was previously filed with Registrant’s Post-Effective Amendment No. 27 to its Registration Statement on Form N-1A with the SEC on April 30, 2025, and is incorporated by reference.
	(2)	(i)	Power of Attorney, dated April 25, 2025 was previously file with Registrant’s Post Effective Amendment No.27 to its Registration Statement on Form N-1A with the SEC on April 30, 2025 and is incorporated by reference.
	(3)	(i)	Operating Expenses Limitation Agreement was previously filed with Registrant’s Post-Effective Amendment No. 9 to its Registration Statement on Form N-1A with the SEC on August 9, 2022, and is incorporated by reference.
		(ii)	Schedule A to Operating Expense Limitation Agreement filed with Registrant’s Post-Effective Amendment No. 24 to its Registration Statement on Form N-1A with the SEC on December 27, 2023 and is incorporated by reference.
		(iii)	Amendment to Schedule A to Operating Expense Limitation Agreement, dated April 25, 2025 – Incorporated by reference to Exhibit (h)(3)(iii) of Post-Effective Amendment No. 27 of the Registrant’s Registration Statement on Form N-1A filed with the SEC on April 30, 2025 and is incorporated by reference.
		(iv)	Amendment to Schedule A to Operating Expense Limitation Agreement, dated March 19, 2026 is filed herewith.
(i)			Legal Opinions.
	(1)		Opinion and Consent of Vedder Price P.C. is filed herewith.
(j)			Other Opinions.
	(1)		Consent of Independent Registered Public Accounting Firm (Cohen & Company, Ltd.) is filed herewith.
(k)			Omitted Financial Statements — Not Applicable.
(l)			Form of Agreement Relating to Initial Capital — Not Applicable.
(m)	(1)		Rule 12b-1 Plan adopted by the Trust on behalf of Cromwell Long Short Fund is filed herewith.
	(2)		Rule 12b-1 Plan adopted by the Trust on behalf of Cromwell Tran Focus Fund is filed herewith.
	(3)		Rule 12b-1 Plan adopted by the Trust on behalf of Cromwell Foresight Global Infrastructure Fund is filed herewith.
	(4)		Rule 12b-1 Plan adopted by the Trust on behalf of Cromwell Greenspring Mid Cap Fund is filed herewith.
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(n)	(1)	Rule 18f-3 Plan adopted by the Trust on behalf of Cromwell CenterSquare Real Estate Fund was previously filed with Registrant’s Post-Effective Amendment No. 4 to its Registration Statement on Form N-1A with the SEC on March 7, 2022, and is incorporated by reference.
	(2)	Rule 18f-3 Plan adopted by the Trust on behalf of Cromwell Marketfield L/S Fund was previously filed with Registrant’s Post-Effective Amendment No. 6 to its Registration Statement on Form N-1A with the SEC on March 14, 2022 and is incorporated herein by reference.
	(3)	Rule 18f-3 Plan adopted by the Trust on behalf of Cromwell Tran Sustainable Focus Fund is herein incorporated by reference from Post-Effective Amendment No. 9 to the Trust’s Registration Statement on Form N-1A, filed with the SEC on August 9, 2022.
	(4)	Rule 18f-3 Plan adopted by the Trust on behalf of Cromwell Foresight Global Sustainable Infrastructure Fund was previously filed with Registrant’s Post-Effective Amendment No. 14 to its Registration Statement on Form N-1A with the SEC on January 25, 2023 and is incorporated herein by reference.
	(5)	Rule 18f-3 Plan adopted by the Trust, on behalf of Cromwell Greenspring Mid Cap Fund filed with the Registration Statement on Form N-14 with the SEC on May 24, 2023, and is incorporated by reference.
(o)	(1)	Form of Distribution and Shareholder Servicing Plan
(p)		Code of Ethics.
	(1)	Code of Ethics for the Registrant, as of October 2025 is filed herewith.
	(2)	Code of Ethics for the Adviser, Cromwell Investment Advisors, LLC, as of January 2026 is filed herewith.
	(3)	Code of Ethics for Sub-Adviser, Mutual of America is filed herewith.
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(4)	Code of Ethics for Sub-Adviser, Tran Capital Management is filed herewith.
(5)	Code of Ethics for Sub-Adviser, Foresight Group LLP was previously filed with Registrant’s Post-Effective Amendment No. 14 to its Registration Statement on Form N-1A with the SEC on January 25, 2023 and is incorporated herein by reference.
(6)	Code of Ethics for Sub-Adviser, Corbyn Investment Management, Inc. was previously filed with Registrant’s Post-Effective Amendment No. 19 to its Registration Statement on Form N-1A with the SEC on August 14, 2023 and is incorporated herein by reference.
(7)	Code of Ethics for Sub-Adviser, CenterSquare Investment Management was previously filed with Registrant’s Post Effective Amendment No. 27 to its Registration Statement on Form N-1A with the SEC on April 30, 2025 and is incorporated by reference.
(8)	Code of Ethics for Principal Underwriter — not applicable per Rule 17j-1(c)(3).

Item 29. Persons Controlled by or Under Common Control with Registrant

No person is directly or indirectly controlled by or under common control with the Registrant.

Item 30. Indemnification

Reference is made to Article VII of the Registrant’s Declaration of Trust.

Pursuant to Rule 484 under the Securities Act of 1933, as amended, the Registrant furnishes the following undertaking: “Insofar as indemnification for liability arising under the Securities Act of 1933 (the “Act”) may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.”

Item 31. Business and Other Connections of Investment Adviser

Cromwell Investment Advisors, LLC (the “Adviser”) serves as the investment adviser to the Cromwell Funds. The principal business address of the Adviser is 810 Gleneagles Court, Suite 106, Baltimore, Maryland 21286. With respect to the Adviser, the response to this Item is incorporated by reference to the Adviser’s Uniform Application for Investment Adviser Registration (Form ADV) on file with the Securities and Exchange Commission (“SEC”). The Adviser’s Form ADV may be obtained, free of charge, at the SEC’s website at www.adviserinfo.sec.gov.

Foresight Group LLP (the “Foresight Sub-Adviser”) serves as the investment sub-adviser for Cromwell Foresight Global Infrastructure Fund. The principal business address of the Foresight Sub-Adviser is The Shard, 32 London Bridge Street, London SE1 9SG, United Kingdom.

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Mutual of America Capital Management, LLC (the “MoA Sub-Adviser”) serves as the investment sub-adviser for Cromwell Long Short Fund. The principal business address of the MoA Sub-Adviser is 320 Park Avenue, New York, New York 10022.

CenterSquare Investment Management LLC (the “CenterSquare Sub-Adviser”) serves as the investment sub-adviser for Cromwell CenterSquare Real Estate Fund. The principal business address of the CenterSquare Sub-Adviser is 161 Washington St Seventh Floor, Conshohocken, PA 19428.

Corbyn Investment Management, Inc. (the “Corbyn Sub-Adviser”) serves as the investment sub-adviser for Cromwell Greenspring Mid Cap Fund. The principal address of the Corbyn Sub-Adviser is 2330 West Joppa Road, Suite 108, Lutherville, Maryland 21093.

Tran Capital Management, L.P. (the “Tran Sub-Adviser”) serves as the investment sub-adviser for Cromwell Tran Focus Fund. The principal address of the Tran Sub-Adviser is 1000 Fourth Street, Suite 800, San Rafael, California 94901.

With respect to the Sub-Advisers, the responses to this Item are incorporated by reference to each Sub-Adviser’s Uniform Application for Investment Adviser Registration (Form ADV) on file with the SEC. Each Sub-Adviser’s Form ADV may be obtained, free of charge, at the SEC’s website at www.adviserinfo.sec.gov.

Item 32. Principal Underwriter

(a) Foreside Fund Services, LLC (the “Distributor”) serves as principal underwriter for the following investment companies registered under the Investment Company Act of 1940, as amended:

1.	AB Active ETFs, Inc.
2.	ABS Long/Short Strategies Fund
3.	ActivePassive Core Bond ETF, Series of Trust for Professional Managers
4.	ActivePassive Intermediate Municipal Bond ETF, Series of Trust for Professional Managers
5.	ActivePassive International Equity ETF, Series of Trust for Professional Managers
6.	ActivePassive U.S. Equity ETF, Series of Trust for Professional Managers
7.	AdvisorShares Trust
8.	AFA Private Credit Fund
9.	AGF Investments Trust
10.	AIM ETF Products Trust
11.	Alexis Practical Tactical ETF, Series of Listed Funds Trust
12.	AlphaCentric Prime Meridian Income Fund
13.	Alternative Strategies Income Fund
14.	American Century ETF Trust
15.	AMG ETF Trust
16.	Amplify ETF Trust
17.	Applied Finance Dividend Fund, Series of World Funds Trust
18.	Applied Finance Explorer Fund, Series of World Funds Trust
19.	Applied Finance Select Fund, Series of World Funds Trust
20.	Ardian Access LLC
21.	ARK ETF Trust
22.	ARK Venture Fund
23.	Bitwise Funds Trust
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24.	BondBloxx ETF Trust
25.	Bramshill Multi-Strategy Income Fund, Series of Investment Managers Series Trust
26.	Bridgeway Funds, Inc.
27.	Brinker Capital Destinations Trust
28.	Brookfield Real Assets Income Fund Inc.
29.	Build Funds Trust
30.	Calamos Convertible and High Income Fund
31.	Calamos Convertible Opportunities and Income Fund
32.	Calamos Dynamic Convertible and Income Fund
33.	Calamos Global Dynamic Income Fund
34.	Calamos Global Total Return Fund
35.	Calamos Strategic Total Return Fund
36.	Carlyle Tactical Private Credit Fund
37.	Cascade Private Capital Fund
38.	Catalyst/Perini Strategic Income Fund
39.	CBRE Global Real Estate Income Fund
40.	Center Coast Brookfield MLP & Energy Infrastructure Fund
41.	Cliffwater Corporate Lending Fund
42.	Cliffwater Enhanced Lending Fund
43.	Coatue Innovative Strategies Fund
44.	Cohen & Steers ETF Trust
45.	Convergence Long/Short Equity ETF, Series of Trust for Professional Managers
46.	CornerCap Small-Cap Value Fund, Series of Managed Portfolio Series
47.	CrossingBridge Ultra-Short Duration ETF, Series of Trust for Professional Managers
48.	Curasset Capital Management Core Bond Fund, Series of World Funds Trust
49.	Curasset Capital Management Limited Term Income Fund, Series of World Funds Trust
50.	CYBER HORNET S&P 500® and Bitcoin 75/25 Strategy ETF, Series of CYBER HORNET Trust
51.	Davis Fundamental ETF Trust
52.	Defiance BMNR Option Income ETF, Series of ETF Series Solutions
53.	Defiance Connective Technologies ETF, Series of ETF Series Solutions
54.	Defiance Drone and Modern Warfare ETF, Series of ETF Series Solutions
55.	Defiance Quantum ETF, Series of ETF Series Solutions
56.	Defiance Retail Kings ETF, Series of ETF Series Solutions
57.	Denali Structured Return Strategy Fund
58.	Dodge & Cox Funds
59.	DoubleLine ETF Trust
60.	DoubleLine Income Solutions Fund
61.	DoubleLine Opportunistic Credit Fund
62.	DoubleLine Yield Opportunities Fund
63.	DriveWealth ETF Trust
64.	EIP Investment Trust
65.	Ellington Income Opportunities Fund
66.	ETF Opportunities Trust
67.	Exchange Listed Funds Trust
68.	Exchange Place Advisors Trust
69.	FIS Trust
70.	FlexShares Trust
71.	Fortuna Hedged Bitcoin ETF, Series of Listed Funds Trust
72.	Forum Funds
73.	Forum Funds II
74.	Forum Real Estate Income Fund
75.	GMO ETF Trust
76.	GoldenTree Opportunistic Credit Fund
77.	Gramercy Emerging Markets Debt Fund, Series of Investment Managers Series Trust
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78.	Grayscale Funds Trust
79.	Guinness Atkinson Funds
80.	Harbor ETF Trust
81.	Harris Oakmark ETF Trust
82.	Hawaiian Tax-Free Trust
83.	Horizon Kinetics Blockchain Development ETF, Series of Listed Funds Trust
84.	Horizon Kinetics Energy and Remediation ETF, Series of Listed Funds Trust
85.	Horizon Kinetics Inflation Beneficiaries ETF, Series of Listed Funds Trust
86.	Horizon Kinetics Japan Owner Operator ETF, Series of Listed Funds Trust
87.	Horizon Kinetics Medical ETF, Series of Listed Funds Trust
88.	Horizon Kinetics SPAC Active ETF, Series of Listed Funds Trust
89.	Horizon Kinetics Texas ETF, Series of Listed Funds Trust
90.	Innovator ETFs Trust
91.	Ironwood Institutional Multi-Strategy Fund LLC
92.	Ironwood Multi-Strategy Fund LLC
93.	Jensen Quality Growth ETF, Series of Trust for Professional Managers
94.	John Hancock Exchange-Traded Fund Trust
95.	Kurv ETF Trust
96.	Lazard Active ETF Trust
97.	LDR Real Estate Value-Opportunity Fund, Series of World Funds Trust
98.	Lone Peak Value Fund, Series of World Funds Trust
99.	Mairs & Power Balanced Fund, Series of Trust for Professional Managers
100.	Mairs & Power Growth Fund, Series of Trust for Professional Managers
101.	Mairs & Power Minnesota Municipal Bond ETF, Series of Trust for Professional Managers
102.	Mairs & Power Small Cap Fund, Series of Trust for Professional Managers
103.	Manor Investment Funds
104.	MoA Funds Corporation
105.	Moerus Worldwide Value Fund, Series of Northern Lights Fund Trust IV
106.	Morgan Stanley ETF Trust
107.	Morgan Stanley Pathway Large Cap Equity ETF, Series of Morgan Stanley Pathway Funds
108.	Morgan Stanley Pathway Small-Mid Cap Equity ETF, Series of Morgan Stanley Pathway Funds
109.	Morningstar Funds Trust
110.	NEOS ETF Trust
111.	Niagara Income Opportunities Fund
112.	NXG Cushing® Midstream Energy Fund
113.	NXG NextGen Infrastructure Income Fund
114.	OTG Latin American Fund, Series of World Funds Trust
115.	Overlay Shares Core Bond ETF, Series of Listed Funds Trust
116.	Overlay Shares Foreign Equity ETF, Series of Listed Funds Trust
117.	Overlay Shares Hedged Large Cap Equity ETF, Series of Listed Funds Trust
118.	Overlay Shares Large Cap Equity ETF, Series of Listed Funds Trust
119.	Overlay Shares Municipal Bond ETF, Series of Listed Funds Trust
120.	Overlay Shares Short Term Bond ETF, Series of Listed Funds Trust
121.	Overlay Shares Small Cap Equity ETF, Series of Listed Funds Trust
122.	Palmer Square Funds Trust
123.	Palmer Square Opportunistic Income Fund
124.	Partners Group Private Income Opportunities, LLC
125.	Perkins Discovery Fund, Series of World Funds Trust
126.	Philotimo Focused Growth and Income Fund, Series of World Funds Trust
127.	Plan Investment Fund, Inc.
128.	Point Bridge America First ETF, Series of ETF Series Solutions
129.	Precidian ETFs Trust
130.	Rareview 2x Bull Cryptocurrency & Precious Metals ETF, Series of Collaborative Investment Series Trust
131.	Rareview Dynamic Fixed Income ETF, Series of Collaborative Investment Series Trust
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132.	Rareview Systematic Equity ETF, Series of Collaborative Investment Series Trust
133.	Rareview Tax Advantaged Income ETF, Series of Collaborative Investment Series Trust
134.	Rareview Total Return Bond ETF, Series of Collaborative Investment Series Trust
135.	Renaissance Capital Greenwich Funds
136.	REX ETF Trust
137.	Reynolds Funds, Inc.
138.	RMB Investors Trust
139.	Robinson Opportunistic Income Fund, Series of Investment Managers Series Trust
140.	Robinson Tax Advantaged Income Fund, Series of Investment Managers Series Trust
141.	Roundhill Ball Metaverse ETF, Series of Listed Funds Trust
142.	Roundhill Cannabis ETF, Series of Listed Funds Trust
143.	Roundhill ETF Trust
144.	Roundhill Magnificent Seven ETF, Series of Listed Funds Trust
145.	Roundhill Sports Betting & iGaming ETF, Series of Listed Funds Trust
146.	Roundhill Video Games ETF, Series of Listed Funds Trust
147.	Rule One Fund, Series of World Funds Trust
148.	Russell Investments Exchange Traded Funds
149.	Securian AM Real Asset Income Fund, Series of Investment Managers Series Trust
150.	Six Circles Trust
151.	Sound Shore Fund, Inc.
152.	SP Funds Trust
153.	Sparrow Funds
154.	Spear Alpha ETF, Series of Listed Funds Trust
155.	STF Tactical Growth & Income ETF, Series of Listed Funds Trust
156.	STF Tactical Growth ETF, Series of Listed Funds Trust
157.	Strategic Trust
158.	Strategy Shares
159.	Swan Hedged Equity US Large Cap ETF, Series of Listed Funds Trust
160.	Tekla World Healthcare Fund
161.	Tema ETF Trust
162.	The 2023 ETF Series Trust
163.	The Community Development Fund
164.	The Cook & Bynum Fund, Series of World Funds Trust
165.	The Private Shares Fund
166.	The SPAC and New Issue ETF, Series of Collaborative Investment Series Trust
167.	Third Avenue Trust
168.	Third Avenue Variable Series Trust
169.	Tidal Trust I
170.	Tidal Trust II
171.	Tidal Trust III
172.	Tidal Trust IV
173.	TIFF Investment Program
174.	Timothy Plan High Dividend Stock ETF, Series of The Timothy Plan
175.	Timothy Plan International ETF, Series of The Timothy Plan
176.	Timothy Plan Market Neutral ETF, Series of The Timothy Plan
177.	Timothy Plan US Large/Mid Cap Core ETF, Series of The Timothy Plan
178.	Timothy Plan US Small Cap Core ETF, Series of The Timothy Plan
179.	Total Fund Solution
180.	Touchstone ETF Trust
181.	Trailmark Series Trust
182.	T-Rex 2X Inverse Bitcoin Daily Target ETF, Series of World Funds Trust
183.	T-Rex 2x Inverse Ether Daily Target ETF, Series of World Funds Trust
184.	T-Rex 2X Long Bitcoin Daily Target ETF, Series of World Funds Trust
185.	T-Rex 2x Long Ether Daily Target ETF
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186.	U.S. Global Investors Funds
187.	Union Street Partners Value Fund, Series of World Funds Trust
188.	Vest Bitcoin Strategy Managed Volatility Fund, Series of World Funds Trust
189.	Vest S&P 500® Dividend Aristocrats Target Income Fund, Series of World Funds Trust
190.	Vest US Large Cap 10% Buffer Strategies Fund, Series of World Funds Trust
191.	Vest US Large Cap 20% Buffer Strategies Fund, Series of World Funds Trust
192.	Virtus Stone Harbor Emerging Markets Income Fund
193.	Volatility Shares Trust
194.	WEBs ETF Trust
195.	Wedbush Series Trust
196.	Wellington Global Multi-Strategy Fund
197.	Wilshire Mutual Funds, Inc.
198.	Wilshire Variable Insurance Trust
199.	WisdomTree Trust
200.	XAI Octagon Floating Rate & Alternative Income Term Trust

(b) The following are the Officers and Manager of the Distributor, the Registrant’s underwriter. The Distributor’s main business address is 190 Middle Street, Suite 301, Portland, Maine 04101

9

Name	Address	Position with Underwriter	Position with Registrant

Teresa Cowan	190 Middle Street, Suite 301, Portland, ME 04101	President/Manager	None
Chris Lanza Kate Macchia	190 Middle Street, Suite 301, Portland, ME 04101 190 Middle Street, Suite 301, Portland, ME 04101	Vice President Vice President	None None
Alicia Strout	190 Middle Street, Suite 301, Portland, ME 04101	Vice President and Chief Compliance Officer	None
Gabriel E. Edelman Susan L. LaFond	190 Middle Street, Suite 301, Portland, ME 04101 190 Middle Street, Suite 301, Portland, ME 04101	Secretary Treasurer	None None
Weston Sommers	190 Middle Street, Suite 301, Portland, ME 04101	Financial and Operations Principal and Chief Financial Officer	None

(c) Not applicable.

10

Item 33. Location of Accounts and Records

The books and records required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, are maintained at the following locations:

Records Relating to:	Are located at:
Registrant’s Fund Administrator, Fund Accountant, and Transfer Agent	The Bank of New York Mellon 4400 Computer Drive Westborough, Massachusetts 01581
Registrant’s Investment Adviser	Cromwell Investment Advisors, LLC, 810 Gleneagles Court, Suite 106, Baltimore, Maryland 21286
Registrant’s Investment Sub-Advisers	CenterSquare Investment Management LLC Eight Tower Bridge161 Washington Street, Seventh Floor Conshohocken, Pennsylvania 19428
Foresight Group LLP The Shard, 32 London Bridge Street London SE1 9SG, United Kingdom
Mutual of America Capital Management, LLC 320 Park Avenue New York, New York 10022
Tran Capital Management, L.P. 1000 Fourth Street, Suite 800 San Rafael, California 94901
Corbyn Investment Management, Inc. 2330 West Joppa Road, Suite 108 Lutherville, Maryland 21093
Registrant’s Custodian	The Bank of New York Mellon 240 Greenwich, New York, New York 10286
Registrant’s Distributor	Foreside Fund Services, LLC Three Canal Plaza, Suite 100 Portland, Maine 04101

Item 34. Management Services

All management-related service contracts entered into by Registrant are discussed in Parts A and B of this Registration Statement.

Item 35. Undertakings

Not Applicable.

11

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that this Post-Effective Amendment No. 28 to its Registration Statement meets all of the requirements for effectiveness pursuant to Rule 485(b) of the Securities Act of 1933, as amended, and the Registrant has duly caused this Post-Effective Amendment No. 28 to its Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baltimore and State of Maryland, on April 30, 2026.

TOTAL FUND SOLUTION

By:	/s/ Stephen Baird*
Stephen Baird
President and Principal Executive Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 28 to the Registrant’s Registration Statement has been signed below on, April 30, 2026, by the following persons in the capacities indicated.

Signature	Title

/s/ Stephen Baird*	President and Principal Executive Officer
Stephen Baird

/s/ Michael J. Weckwerth*	Interested Trustee
Michael J. Weckwerth

/s/ R. Alastair Short*	Independent Trustee and Chairman
R. Alastair Short

/s/ Thomas F. Mann*	Independent Trustee
Thomas F. Mann

/s/ Sanjeev Handa*	Independent Trustee
Sanjeev Handa

/s/ Brian Nelson	Treasurer and Principal Financial and Accounting Officer
Brian Nelson

* By:
* Attorney-in-Fact pursuant to Power of Attorney incorporated by reference to Post-Effective Amendment No. 27 (filed on April 25, 2025) to the Registrant’s Registration Statement on Form N-1A
12

INDEX TO EXHIBITS

Exhibit No.	Description of Exhibit
(h)(3)(iv)	Amendment to Schedule A to Operating Expense Limitation Agreement
(i)(1)	Opinion and Consent of Vedder Price P.C.
(j)(1)	Consent of Independent Registered Public Accounting Firm
(m)(1)	Rule 12b-1 Plan adopted by the Trust on behalf of Cromwell Long Short Fund
(m)(2)	Rule 12b-1 Plan adopted by the Trust on behalf of Cromwell Tran Focus Fund
(m)(3)	Rule 12b-1 Plan adopted by the Trust on behalf of Cromwell Foresight Global Infrastructure Fund
(m)(4)	Rule 12b-1 Plan adopted by the Trust on behalf of Cromwell Greenspring Mid Cap Fund
(p)(1)	Code of Ethics for the Registrant
(p)(2)	Code of Ethics for the Advisor, Cromwell Investment Advisor, LLC
(p)(3)	Code of Ethics for Sub-Adviser, Mutual of America.
(p)(4)	Code of Ethics for Sub-Adviser, Tran Capital Management.